UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06243
                                                     ---------

                            FRANKLIN STRATEGIC SERIES
                          ----------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 4/30
                         ----

Date of reporting period: 4/30/08
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.

                                   (GRAPHIC)

                                 APRIL 30, 2008

Franklin Flex Cap
Growth Fund

Franklin Growth
Opportunities Fund
(formerly, Franklin Aggressive Growth Fund)

Franklin Small Cap
Growth Fund
(formerly, Franklin Small Cap Growth Fund II)

Franklin Small-Mid Cap
Growth Fund

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                     GROWTH

                            FRANKLIN STRATEGIC SERIES

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                     (FRANKLIN TEMPLETON INVESTMENTS LOGO)
                         FRANKLIN TEMPLETON INVESTMENTS

                      FRANKLIN - Templeton - Mutual Series

Annual Report

Economic and Market Overview

During the 12 months ended April 30, 2008, the U.S. economy slowed. The housing downturn negatively affected the overall economy by fourth quarter 2007 as credit conditions worsened and the pace of consumer spending declined.
Gross domestic product (GDP) growth decelerated sharply from 4.9% in the third quarter of 2007 and registered annualized rates of 0.6% in the fourth quarter of 2007 and an estimated 0.9% in the first quarter of 2008. A weaker U.S. dollar compared with many foreign currencies over the past year contributed to increased exports, which along with inventory buildup, helped the fragile economy in the first quarter.

The unemployment rate increased from 4.5% at the beginning of the period to 5.0% in April 2008.(1) Continued deterioration in consumer confidence, home prices and the job market, as well as rising mortgage and fuel costs, plagued the economy. Volatile oil prices reached a historical high in April, topping $119 per barrel, before retreating to $113 by period-end. For the 12 months ended April 30, 2008, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.3%, which was higher than its 10-year average rate.(1)

Faced with a deepening housing contraction and stressed financial markets, the Federal Reserve Board made several cuts to the federal funds target rate during the period, including 225 basis points so far in 2008. For the 12-month period, the federal funds target rate fell 325 basis points from 5.25% to 2.00%. As investors fled riskier, poorer-performing assets, U.S. Treasuries rallied, and the 10-year Treasury note yield fell from 4.63% at the beginning of the period to 3.77% on April 30, 2008.

Stock markets were volatile during the period partly due to investor concerns about slowing economic growth. Overall, the blue chip stocks of the Dow Jones Industrial Average had a 12-month total return of +0.47%, while the broader Standard & Poor's 500 Index (S&P 500) had a -4.68% return, and

(1.) Source: Bureau of Labor Statistics.


                                Annual Report | 3
the technology-heavy NASDAQ Composite Index had a -3.74% return.(2) The energy, materials and consumer staples sectors performed relatively well.
Large-capitalization stocks generally outperformed small caps, and growth stocks fared better than their value counterparts.

(2.) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                4 | Annual Report

Franklin Flex Cap Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Flex Cap Growth Fund seeks capital appreciation. The Fund invests predominantly in equity securities of companies that the manager believes have the potential for capital appreciation. The Fund has flexibility to invest in companies located, headquartered or operating inside and outside the U.S., across the entire market capitalization spectrum from small, emerging growth companies to well-established, large cap companies.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin Flex Cap Growth Fund's annual report for the fiscal year ended April 30, 2008.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Flex Cap Growth Fund - Class A had a +2.98% cumulative total return. The Fund outperformed its narrow benchmark, the Russell 3000(R) Growth Index, which had a -0.79% return, and its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -4.68% return for the same period.(1) The Fund also outperformed its peers in the Lipper Multi-Cap Growth Funds Classification Average, which returned +0.03%.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

(1.) Source: Standard & Poor's Micropal. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Source: Lipper Inc. The Lipper Multi-Cap Growth Funds Classification
     Average is calculated by averaging the total returns of all funds within the Lipper Multi-Cap Growth Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper Multi-Cap Growth Funds are defined as funds that normally invest in companies, of any size, with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. For the 12-month period ended 4/30/08, there were 513 funds in this category. Lipper calculations do not include sales charges or subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these or other factors had been considered. The average includes reinvestment of any income or distributions. Past performance does not guarantee future results. One cannot invest directly in the average, nor is the average representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 50.


                                Annual Report | 5

PORTFOLIO BREAKDOWN
Franklin Flex Cap Growth Fund
Based on Total Net Assets as of 4/30/08

Software & Services*                             18.9%
Technology Hardware & Equipment*                 15.5%
Pharmaceuticals, Biotechnology & Life Sciences   12.1%
Telecommunication Services                        6.3%
Capital Goods                                     5.7%
Semiconductors & Semiconductor Equipment*         5.0%
Health Care Equipment & Services                  4.8%
Transportation                                    4.3%
Energy                                            4.0%
Diversified Financials                            3.4%
Materials                                         3.2%
Food, Beverage & Tobacco                          2.9%
Retailing                                         2.6%
Household & Personal Products                     2.1%
Other                                             7.5%
Short-Term Investments & Other Net Assets         1.7%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that we believe present a good trade-off between that potential earnings growth, business and financial risk, and valuation. We believe that examples of identifiable drivers of future earnings growth are a particular product niche, proven technology, sound financial profits and records, strong management, and industry leadership. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis.

MANAGER'S DISCUSSION

During the 12 months under review, among the holdings that contributed most to Fund performance relative to the Russell 3000 Growth Index were the world's largest consumer payment system operator Visa,(3) specialized imaging systems manufacturer FLIR Systems and medical monitoring device manufacturer Masimo.(3)

From a sector perspective, our investments in the information technology sector made the largest contribution to relative Fund performance. In addition to Visa and FLIR Systems, key sector performers included BlackBerry smart phones manufacturer Research In Motion(3) and computer hardware, software and electronics device maker Apple. Stock selection in the information technology and health care sectors supported relative Fund performance. Biotechnology holdings Gilead Sciences and Celgene in the health care sector fared well. In addition, an underweighted allocation to the consumer discretionary sector helped relative performance.

By contrast, the Fund had some disappointments during the reporting period, including international mobile telecommunication network provider NII Holdings, drug maker Schering-Plough, and residential and business mortgage lender CapitalSource (sold by period-end).

Additionally, stock selection and our underweighted position in the consumer staples sector hurt the Fund's relative performance. Detractors included beverage company Hansen Natural and household products manufacturer Clorox. In the financials sector, an overweighted allocation negatively impacted performance,

(3.) Not an index component.


                                6 | Annual Report
and in addition to CapitalSource, credit rating agency Moody's and real estate services company Jones Lang LaSalle lost value. The Fund sold its positions in Moody's and CapitalSource by period-end. In the energy sector, underweighted positions in energy equipment and services, and oil, gas and consumable fuels companies also negatively affected relative Fund performance.

Thank you for your continued participation in Franklin Flex Cap Growth Fund. We look forward to serving your future investment needs.

(PHOTO OF CONRAD B. HERRMANN)


/s/ Conrad B. Herrmann
Conrad B. Herrmann, CFA
Portfolio Manager
Franklin Flex Cap Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
Franklin Flex Cap Growth Fund
4/30/08

COMPANY                                             % OF TOTAL
SECTOR/INDUSTRY                                     NET ASSETS
-------------------------------------------------   ----------
Visa Inc., A                                           3.6%
   SOFTWARE & SERVICES
Gilead Sciences Inc.                                   2.9%
   PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
Google Inc., A                                         2.8%
   SOFTWARE & SERVICES
Apple Inc.                                             2.7%
   TECHNOLOGY HARDWARE & EQUIPMENT
Cisco Systems Inc.                                     2.4%
   TECHNOLOGY HARDWARE & EQUIPMENT
American Tower Corp., A                                2.2%
   TELECOMMUNICATION SERVICES
FLIR Systems Inc.                                      2.2%
   TECHNOLOGY HARDWARE & EQUIPMENT
Hewlett-Packard Co.                                    2.1%
   TECHNOLOGY HARDWARE & EQUIPMENT
Praxair Inc.                                           2.0%
   MATERIALS
CVS Caremark Corp.                                     2.0%
   FOOD & STAPLES RETAILING


                                Annual Report | 7

Performance Summary as of 4/30/08

FRANKLIN FLEX CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKCGX)                    CHANGE   4/30/08   4/30/07
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.62    $45.77    $45.15
DISTRIBUTIONS (5/1/07-4/30/08)
Dividend Income                  $0.0245
Long-Term Capital Gain           $0.7438
   TOTAL                         $0.7683

CLASS B (SYMBOL: FKCBX)                    CHANGE   4/30/08   4/30/07
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.23    $42.66    $42.43
DISTRIBUTIONS (5/1/07-4/30/08)
Long-Term Capital Gain           $0.7438

CLASS C (SYMBOL: FCIIX)                    CHANGE   4/30/08   4/30/07
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.24    $42.76    $42.52
DISTRIBUTIONS (5/1/07-4/30/08)
Long-Term Capital Gain           $0.7438

CLASS R (SYMBOL: FRCGX)                    CHANGE   4/30/08   4/30/07
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.49    $45.10    $44.61
DISTRIBUTIONS (5/1/07-4/30/08)
Dividend Income                  $0.0245
Long-Term Capital Gain           $0.7438
   TOTAL                         $0.7683

ADVISOR CLASS (SYMBOL: FKCAX)              CHANGE   4/30/08   4/30/07
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      +$0.74    $46.15    $45.41
DISTRIBUTIONS (5/1/07-4/30/08)
Dividend Income                  $0.0245
Long-Term Capital Gain           $0.7438
   TOTAL                         $0.7683


                                8 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                        1-YEAR    5-YEAR   10-YEAR
-------------------------------------          ------   -------   -------
Cumulative Total Return(1)                      +2.98%   +82.15%  +104.61%
Average Annual Total Return(2)                  -2.93%   +11.41%    +6.79%
Value of $10,000 Investment(3)                 $9,707   $17,167   $19,287
Avg. Ann. Total Return (3/31/08)(4)             -6.14%   +11.21%    +6.19%
   Total Annual Operating Expenses(5)   0.98%

CLASS B                                        1-YEAR    5-YEAR   INCEPTION (1/1/99)
-------------------------------------          ------   -------   ------------------
Cumulative Total Return(1)                      +2.19%   +75.40%       +92.18%
Average Annual Total Return(2)                  -1.81%   +11.64%        +7.25%
Value of $10,000 Investment(3)                 $9,819   $17,340       $19,218
Avg. Ann. Total Return (3/31/08)(4)             -5.04%   +11.43%        +6.47%
   Total Annual Operating Expenses(5)   1.73%

CLASS C                                         1-YEAR   5-YEAR   10-YEAR
-------------------------------------          -------  -------   -------
Cumulative Total Return(1)                       +2.21%  +75.45%   +89.92%
Average Annual Total Return(2)                   +1.21%  +11.90%    +6.62%
Value of $10,000 Investment(3)                 $10,121  $17,545   $18,992
Avg. Ann. Total Return (3/31/08)(4)              -2.12%  +11.69%    +6.03%
   Total Annual Operating Expenses(5)   1.71%

CLASS R                                         1-YEAR   5-YEAR   INCEPTION (1/1/02)
-------------------------------------          -------  -------   ------------------
Cumulative Total Return(1)                       +2.73%  +79.85%       +43.98%
Average Annual Total Return(2)                   +2.73%  +12.46%        +5.93%
Value of $10,000 Investment(3)                 $10,273  $17,985       $14,398
Avg. Ann. Total Return (3/31/08)(4)              -0.64%  +12.25%        +4.78%
   Total Annual Operating Expenses(5)   1.23%

ADVISOR CLASS(6)                                1-YEAR   5-YEAR   10-YEAR
-------------------------------------          -------  -------   -------
Cumulative Total Return(1)                       +3.23%  +83.79%  +106.45%
Average Annual Total Return(2)                   +3.23%  +12.94%    +7.52%
Value of $10,000 Investment(3)                 $10,323  $18,379   $20,645
Avg. Ann. Total Return (3/31/08)(4)              -0.15%  +12.73%    +6.92%
   Total Annual Operating Expenses(5)   0.73%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   4/30/08
-------   -------
1-Year     -2.93%
5-Year    +11.41%
10-Year    +6.79%

CLASS A (5/1/98-4/30/08)

                               (PERFORMANCE GRAPH)

               FRANKLIN FLEX CAP     S&P 500   RUSSELL 3000
DATE         GROWTH FUND - CLASS A    INDEX    GROWTH INDEX
----------   ---------------------   -------   ------------
  5/1/1998           $ 9,426         $10,000     $10,000
 5/31/1998           $ 8,928         $ 9,828     $ 9,675
 6/30/1998           $ 9,138         $10,227     $10,223
 7/31/1998           $ 8,703         $10,118     $10,086
 8/31/1998           $ 7,263         $ 8,656     $ 8,505
 9/30/1998           $ 7,743         $ 9,210     $ 9,175
10/31/1998           $ 8,174         $ 9,959     $ 9,892
11/30/1998           $ 8,771         $10,563     $10,645
12/31/1998           $ 9,446         $11,171     $11,605
 1/31/1999           $10,053         $11,639     $12,275
 2/28/1999           $ 9,260         $11,277     $11,673
 3/31/1999           $ 9,808         $11,728     $12,274
 4/30/1999           $10,029         $12,182     $12,363
 5/31/1999           $ 9,998         $11,895     $12,013
 6/30/1999           $11,011         $12,555     $12,838
 7/31/1999           $11,116         $12,163     $12,431
 8/31/1999           $11,561         $12,102     $12,585
 9/30/1999           $11,791         $11,771     $12,355
10/31/1999           $13,248         $12,516     $13,245
11/30/1999           $15,150         $12,770     $14,005
12/31/1999           $18,436         $13,522     $15,531
 1/31/2000           $18,452         $12,843     $14,844
 2/29/2000           $23,234         $12,600     $15,772
 3/31/2000           $21,952         $13,832     $16,664
 4/30/2000           $19,547         $13,416     $15,807
 5/31/2000           $18,265         $13,141     $14,971
 6/30/2000           $20,993         $13,465     $16,158
 7/31/2000           $20,436         $13,254     $15,435
 8/31/2000           $23,425         $14,078     $16,847
 9/30/2000           $22,697         $13,334     $15,304
10/31/2000           $20,720         $13,278     $14,544
11/30/2000           $16,300         $12,231     $12,367
12/31/2000           $17,138         $12,291     $12,049
 1/31/2001           $17,441         $12,727     $12,892
 2/28/2001           $14,213         $11,567     $10,733
 3/31/2001           $12,685         $10,834     $ 9,579
 4/30/2001           $14,106         $11,676     $10,788
 5/31/2001           $14,110         $11,754     $10,659
 6/30/2001           $14,023         $11,468     $10,453
 7/31/2001           $13,497         $11,355     $10,148
 8/31/2001           $12,813         $10,644     $ 9,331
 9/30/2001           $11,040         $ 9,785     $ 8,361
10/31/2001           $11,802         $ 9,971     $ 8,823
11/30/2001           $12,909         $10,736     $ 9,663
12/31/2001           $13,157         $10,830     $ 9,685
 1/31/2002           $12,875         $10,672     $ 9,502
 2/28/2002           $12,382         $10,466     $ 9,093
 3/31/2002           $13,335         $10,860     $ 9,438
 4/30/2002           $12,718         $10,201     $ 8,707
 5/31/2002           $12,436         $10,126     $ 8,474
 6/30/2002           $11,434         $ 9,405     $ 7,695
 7/31/2002           $10,249         $ 8,672     $ 7,220
 8/31/2002           $10,195         $ 8,729     $ 7,240
 9/30/2002           $ 9,429         $ 7,780     $ 6,503
10/31/2002           $ 9,942         $ 8,465     $ 7,082
11/30/2002           $10,556         $ 8,963     $ 7,487
12/31/2002           $ 9,876         $ 8,437     $ 6,970
 1/31/2003           $ 9,893         $ 8,216     $ 6,799
 2/28/2003           $ 9,843         $ 8,092     $ 6,758
 3/31/2003           $ 9,930         $ 8,171     $ 6,883
 4/30/2003           $10,589         $ 8,844     $ 7,400
 5/31/2003           $11,384         $ 9,310     $ 7,799
 6/30/2003           $11,454         $ 9,429     $ 7,910
 7/31/2003           $11,923         $ 9,595     $ 8,134
 8/31/2003           $12,503         $ 9,782     $ 8,353
 9/30/2003           $12,134         $ 9,678     $ 8,255
10/31/2003           $13,190         $10,226     $ 8,737
11/30/2003           $13,609         $10,316     $ 8,843
12/31/2003           $13,874         $10,857     $ 9,128
 1/31/2004           $14,093         $11,056     $ 9,337
 2/29/2004           $14,213         $11,210     $ 9,390
 3/31/2004           $14,276         $11,040     $ 9,233
 4/30/2004           $13,986         $10,867     $ 9,097
 5/31/2004           $14,404         $11,016     $ 9,268
 6/30/2004           $14,657         $11,230     $ 9,398
 7/31/2004           $13,770         $10,859     $ 8,841
 8/31/2004           $13,696         $10,903     $ 8,786
 9/30/2004           $14,164         $11,021     $ 8,901
10/31/2004           $14,491         $11,189     $ 9,046
11/30/2004           $15,104         $11,642     $ 9,395
12/31/2004           $15,672         $12,038     $ 9,761
 1/31/2005           $15,100         $11,745     $ 9,425
 2/28/2005           $15,373         $11,992     $ 9,528
 3/31/2005           $15,017         $11,779     $ 9,338
 4/30/2005           $14,607         $11,556     $ 9,125
 5/31/2005           $15,328         $11,924     $ 9,583
 6/30/2005           $15,220         $11,941     $ 9,577
 7/31/2005           $15,904         $12,385     $10,062
 8/31/2005           $15,788         $12,272     $ 9,931
 9/30/2005           $15,958         $12,371     $ 9,980
10/31/2005           $15,709         $12,165     $ 9,859
11/30/2005           $16,620         $12,625     $10,296
12/31/2005           $16,645         $12,629     $10,265
 1/31/2006           $17,474         $12,964     $10,516
 2/28/2006           $17,494         $12,999     $10,495
 3/31/2006           $17,668         $13,161     $10,683
 4/30/2006           $17,586         $13,337     $10,667
 5/31/2006           $16,554         $12,954     $10,268
 6/30/2006           $16,753         $12,971     $10,232
 7/31/2006           $16,401         $13,051     $10,008
 8/31/2006           $16,687         $13,362     $10,318
 9/30/2006           $17,014         $13,706     $10,584
10/31/2006           $17,424         $14,153     $10,982
11/30/2006           $17,834         $14,422     $11,204
12/31/2006           $17,604         $14,624     $11,236
 1/31/2007           $18,160         $14,845     $11,518
 2/28/2007           $17,832         $14,555     $11,316
 3/31/2007           $17,990         $14,718     $11,381
 4/30/2007           $18,728         $15,370     $11,897
 5/31/2007           $19,317         $15,906     $12,335
 6/30/2007           $19,224         $15,642     $12,160
 7/31/2007           $19,095         $15,157     $11,933
 8/31/2007           $19,714         $15,384     $12,133
 9/30/2007           $20,963         $15,959     $12,628
10/31/2007           $21,556         $16,213     $13,069
11/30/2007           $20,569         $15,535     $12,552
12/31/2007           $20,425         $15,427     $12,517
 1/31/2008           $18,415         $14,502     $11,527
 2/29/2008           $17,854         $14,031     $11,284
 3/31/2008           $17,917         $13,970     $11,216
 4/30/2008           $19,287         $14,651     $11,804

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    4/30/08
------------------------   -------
1-Year                      -1.81%
5-Year                     +11.64%
Since Inception (1/1/99)    +7.25%

CLASS B (1/1/99-4/30/08)

                               (PERFORMANCE GRAPH)

               FRANKLIN FLEX CAP     S&P 500   RUSSELL 3000
DATE         GROWTH FUND - CLASS B    INDEX    GROWTH INDEX
----------   ---------------------   -------   ------------
  1/1/1999          $10,000          $10,000     $10,000
 1/31/1999          $10,633          $10,418     $10,577
 2/28/1999          $ 9,786          $10,094     $10,058
 3/31/1999          $10,362          $10,498     $10,576
 4/30/1999          $10,588          $10,905     $10,653
 5/31/1999          $10,551          $10,647     $10,351
 6/30/1999          $11,610          $11,238     $11,062
 7/31/1999          $11,709          $10,887     $10,711
 8/31/1999          $12,175          $10,833     $10,845
 9/30/1999          $12,406          $10,536     $10,646
10/31/1999          $13,932          $11,203     $11,413
11/30/1999          $15,919          $11,431     $12,068
12/31/1999          $19,359          $12,104     $13,383
 1/31/2000          $19,359          $11,496     $12,791
 2/29/2000          $24,362          $11,278     $13,590
 3/31/2000          $23,001          $12,382     $14,359
 4/30/2000          $20,473          $12,009     $13,620
 5/31/2000          $19,116          $11,763     $12,900
 6/30/2000          $21,957          $12,053     $13,923
 7/31/2000          $21,363          $11,864     $13,300
 8/31/2000          $24,473          $12,601     $14,517
 9/30/2000          $23,694          $11,936     $13,187
10/31/2000          $21,615          $11,886     $12,532
11/30/2000          $16,992          $10,949     $10,656
12/31/2000          $17,857          $11,002     $10,383
 1/31/2001          $18,160          $11,392     $11,109
 2/28/2001          $14,795          $10,354     $ 9,248
 3/31/2001          $13,193          $ 9,698     $ 8,254
 4/30/2001          $14,668          $10,451     $ 9,295
 5/31/2001          $14,659          $10,521     $ 9,185
 6/30/2001          $14,558          $10,265     $ 9,007
 7/31/2001          $14,005          $10,164     $ 8,744
 8/31/2001          $13,290          $ 9,528     $ 8,040
 9/30/2001          $11,438          $ 8,759     $ 7,205
10/31/2001          $12,219          $ 8,926     $ 7,602
11/30/2001          $13,360          $ 9,610     $ 8,326
12/31/2001          $13,610          $ 9,694     $ 8,345
 1/31/2002          $13,312          $ 9,553     $ 8,187
 2/28/2002          $12,794          $ 9,369     $ 7,835
 3/31/2002          $13,768          $ 9,721     $ 8,133
 4/30/2002          $13,123          $ 9,132     $ 7,503
 5/31/2002          $12,825          $ 9,064     $ 7,302
 6/30/2002          $11,785          $ 8,419     $ 6,631
 7/31/2002          $10,556          $ 7,763     $ 6,221
 8/31/2002          $10,495          $ 7,813     $ 6,238
 9/30/2002          $ 9,701          $ 6,964     $ 5,603
10/31/2002          $10,219          $ 7,577     $ 6,103
11/30/2002          $10,846          $ 8,023     $ 6,451
12/31/2002          $10,140          $ 7,552     $ 6,005
 1/31/2003          $10,148          $ 7,354     $ 5,859
 2/28/2003          $10,091          $ 7,244     $ 5,823
 3/31/2003          $10,175          $ 7,314     $ 5,931
 4/30/2003          $10,846          $ 7,917     $ 6,377
 5/31/2003          $11,649          $ 8,334     $ 6,721
 6/30/2003          $11,719          $ 8,440     $ 6,816
 7/31/2003          $12,189          $ 8,589     $ 7,009
 8/31/2003          $12,772          $ 8,756     $ 7,198
 9/30/2003          $12,386          $ 8,663     $ 7,113
10/31/2003          $13,457          $ 9,153     $ 7,528
11/30/2003          $13,873          $ 9,234     $ 7,620
12/31/2003          $14,137          $ 9,718     $ 7,866
 1/31/2004          $14,356          $ 9,897     $ 8,045
 2/29/2004          $14,466          $10,034     $ 8,091
 3/31/2004          $14,523          $ 9,883     $ 7,956
 4/30/2004          $14,216          $ 9,728     $ 7,839
 5/31/2004          $14,632          $ 9,861     $ 7,986
 6/30/2004          $14,882          $10,053     $ 8,098
 7/31/2004          $13,970          $ 9,720     $ 7,618
 8/31/2004          $13,887          $ 9,759     $ 7,570
 9/30/2004          $14,356          $ 9,865     $ 7,670
10/31/2004          $14,676          $10,016     $ 7,795
11/30/2004          $15,286          $10,421     $ 8,095
12/31/2004          $15,852          $10,776     $ 8,410
 1/31/2005          $15,264          $10,513     $ 8,121
 2/28/2005          $15,532          $10,734     $ 8,210
 3/31/2005          $15,163          $10,544     $ 8,047
 4/30/2005          $14,738          $10,344     $ 7,863
 5/31/2005          $15,453          $10,673     $ 8,258
 6/30/2005          $15,339          $10,689     $ 8,252
 7/31/2005          $16,014          $11,086     $ 8,670
 8/31/2005          $15,892          $10,985     $ 8,558
 9/30/2005          $16,054          $11,074     $ 8,600
10/31/2005          $15,791          $10,889     $ 8,495
11/30/2005          $16,699          $11,301     $ 8,872
12/31/2005          $16,708          $11,305     $ 8,845
 1/31/2006          $17,528          $11,604     $ 9,061
 2/28/2006          $17,541          $11,636     $ 9,044
 3/31/2006          $17,704          $11,781     $ 9,205
 4/30/2006          $17,612          $11,939     $ 9,192
 5/31/2006          $16,567          $11,595     $ 8,848
 6/30/2006          $16,756          $11,611     $ 8,817
 7/31/2006          $16,392          $11,683     $ 8,623
 8/31/2006          $16,668          $11,961     $ 8,891
 9/30/2006          $16,984          $12,269     $ 9,120
10/31/2006          $17,383          $12,669     $ 9,463
11/30/2006          $17,778          $12,909     $ 9,654
12/31/2006          $17,541          $13,091     $ 9,682
 1/31/2007          $18,095          $13,289     $ 9,925
 2/28/2007          $17,770          $13,029     $ 9,751
 3/31/2007          $17,926          $13,174     $ 9,807
 4/30/2007          $18,661          $13,758     $10,252
 5/31/2007          $19,249          $14,238     $10,628
 6/30/2007          $19,156          $14,001     $10,478
 7/31/2007          $19,028          $13,567     $10,283
 8/31/2007          $19,645          $13,771     $10,454
 9/30/2007          $20,890          $14,286     $10,881
10/31/2007          $21,481          $14,513     $11,261
11/30/2007          $20,497          $13,906     $10,816
12/31/2007          $20,354          $13,810     $10,785
 1/31/2008          $18,351          $12,981     $ 9,932
 2/29/2008          $17,793          $12,560     $ 9,723
 3/31/2008          $17,855          $12,505     $ 9,664
 4/30/2008          $19,218          $13,115     $10,171


                               10 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   4/30/08
-------   -------
1-Year     +1.21%
5-Year    +11.90%
10-Year    +6.62%

CLASS C (5/1/98-4/30/08)

                              (PERFORMANCE GRAPH)

               FRANKLIN FLEX CAP     S&P 500   RUSSELL 3000
DATE         GROWTH FUND - CLASS C    INDEX    GROWTH INDEX
----------   ---------------------   -------   ------------
  5/1/1998          $10,000          $10,000     $10,000
 5/31/1998          $ 9,468          $ 9,828     $ 9,675
 6/30/1998          $ 9,682          $10,227     $10,223
 7/31/1998          $ 9,214          $10,118     $10,086
 8/31/1998          $ 7,687          $ 8,656     $ 8,505
 9/30/1998          $ 8,191          $ 9,210     $ 9,175
10/31/1998          $ 8,642          $ 9,959     $ 9,892
11/30/1998          $ 9,263          $10,563     $10,645
12/31/1998          $ 9,974          $11,171     $11,605
 1/31/1999          $10,609          $11,639     $12,275
 2/28/1999          $ 9,768          $11,277     $11,673
 3/31/1999          $10,337          $11,728     $12,274
 4/30/1999          $10,567          $12,182     $12,363
 5/31/1999          $10,526          $11,895     $12,013
 6/30/1999          $11,586          $12,555     $12,838
 7/31/1999          $11,689          $12,163     $12,431
 8/31/1999          $12,151          $12,102     $12,585
 9/30/1999          $12,382          $11,771     $12,355
10/31/1999          $13,908          $12,516     $13,245
11/30/1999          $15,893          $12,770     $14,005
12/31/1999          $19,330          $13,522     $15,531
 1/31/2000          $19,334          $12,843     $14,844
 2/29/2000          $24,330          $12,600     $15,772
 3/31/2000          $22,973          $13,832     $16,664
 4/30/2000          $20,444          $13,416     $15,807
 5/31/2000          $19,091          $13,141     $14,971
 6/30/2000          $21,925          $13,465     $16,158
 7/31/2000          $21,331          $13,254     $15,435
 8/31/2000          $24,434          $14,078     $16,847
 9/30/2000          $23,658          $13,334     $15,304
10/31/2000          $21,583          $13,278     $14,544
11/30/2000          $16,966          $12,231     $12,367
12/31/2000          $17,834          $12,291     $12,049
 1/31/2001          $18,131          $12,727     $12,892
 2/28/2001          $14,770          $11,567     $10,733
 3/31/2001          $13,171          $10,834     $ 9,579
 4/30/2001          $14,639          $11,676     $10,788
 5/31/2001          $14,635          $11,754     $10,659
 6/30/2001          $14,530          $11,468     $10,453
 7/31/2001          $13,975          $11,355     $10,148
 8/31/2001          $13,263          $10,644     $ 9,331
 9/30/2001          $11,419          $ 9,785     $ 8,361
10/31/2001          $12,196          $ 9,971     $ 8,823
11/30/2001          $13,337          $10,736     $ 9,663
12/31/2001          $13,582          $10,830     $ 9,685
 1/31/2002          $13,284          $10,672     $ 9,502
 2/28/2002          $12,769          $10,466     $ 9,093
 3/31/2002          $13,743          $10,860     $ 9,438
 4/30/2002          $13,097          $10,201     $ 8,707
 5/31/2002          $12,799          $10,126     $ 8,474
 6/30/2002          $11,764          $ 9,405     $ 7,695
 7/31/2002          $10,536          $ 8,672     $ 7,220
 8/31/2002          $10,475          $ 8,729     $ 7,240
 9/30/2002          $ 9,684          $ 7,780     $ 6,503
10/31/2002          $10,199          $ 8,465     $ 7,082
11/30/2002          $10,824          $ 8,963     $ 7,487
12/31/2002          $10,121          $ 8,437     $ 6,970
 1/31/2003          $10,129          $ 8,216     $ 6,799
 2/28/2003          $10,073          $ 8,092     $ 6,758
 3/31/2003          $10,156          $ 8,171     $ 6,883
 4/30/2003          $10,824          $ 8,844     $ 7,400
 5/31/2003          $11,628          $ 9,310     $ 7,799
 6/30/2003          $11,694          $ 9,429     $ 7,910
 7/31/2003          $12,161          $ 9,595     $ 8,134
 8/31/2003          $12,747          $ 9,782     $ 8,353
 9/30/2003          $12,362          $ 9,678     $ 8,255
10/31/2003          $13,429          $10,226     $ 8,737
11/30/2003          $13,848          $10,316     $ 8,843
12/31/2003          $14,110          $10,857     $ 9,128
 1/31/2004          $14,325          $11,056     $ 9,337
 2/29/2004          $14,438          $11,210     $ 9,390
 3/31/2004          $14,495          $11,040     $ 9,233
 4/30/2004          $14,189          $10,867     $ 9,097
 5/31/2004          $14,604          $11,016     $ 9,268
 6/30/2004          $14,853          $11,230     $ 9,398
 7/31/2004          $13,944          $10,859     $ 8,841
 8/31/2004          $13,857          $10,903     $ 8,786
 9/30/2004          $14,325          $11,021     $ 8,901
10/31/2004          $14,648          $11,189     $ 9,046
11/30/2004          $15,255          $11,642     $ 9,395
12/31/2004          $15,819          $12,038     $ 9,761
 1/31/2005          $15,233          $11,745     $ 9,425
 2/28/2005          $15,500          $11,992     $ 9,528
 3/31/2005          $15,133          $11,779     $ 9,338
 4/30/2005          $14,709          $11,556     $ 9,125
 5/31/2005          $15,421          $11,924     $ 9,583
 6/30/2005          $15,308          $11,941     $ 9,577
 7/31/2005          $15,981          $12,385     $10,062
 8/31/2005          $15,858          $12,272     $ 9,931
 9/30/2005          $16,020          $12,371     $ 9,980
10/31/2005          $15,758          $12,165     $ 9,859
11/30/2005          $16,662          $12,625     $10,296
12/31/2005          $16,676          $12,629     $10,265
 1/31/2006          $17,493          $12,964     $10,516
 2/28/2006          $17,510          $12,999     $10,495
 3/31/2006          $17,668          $13,161     $10,683
 4/30/2006          $17,576          $13,337     $10,667
 5/31/2006          $16,531          $12,954     $10,268
 6/30/2006          $16,724          $12,971     $10,232
 7/31/2006          $16,361          $13,051     $10,008
 8/31/2006          $16,632          $13,362     $10,318
 9/30/2006          $16,951          $13,706     $10,584
10/31/2006          $17,349          $14,153     $10,982
11/30/2006          $17,746          $14,422     $11,204
12/31/2006          $17,506          $14,624     $11,236
 1/31/2007          $18,048          $14,845     $11,518
 2/28/2007          $17,711          $14,555     $11,316
 3/31/2007          $17,860          $14,718     $11,381
 4/30/2007          $18,581          $15,370     $11,897
 5/31/2007          $19,153          $15,906     $12,335
 6/30/2007          $19,048          $15,642     $12,160
 7/31/2007          $18,909          $15,157     $11,933
 8/31/2007          $19,507          $15,384     $12,133
 9/30/2007          $20,731          $15,959     $12,628
10/31/2007          $21,308          $16,213     $13,069
11/30/2007          $20,316          $15,535     $12,552
12/31/2007          $20,164          $15,427     $12,517
 1/31/2008          $18,166          $14,502     $11,527
 2/29/2008          $17,602          $14,031     $11,284
 3/31/2008          $17,655          $13,970     $11,216
 4/30/2008          $18,992          $14,651     $11,804

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    4/30/08
-------                    -------
1-Year                      +2.73%
5-Year                     +12.46%
Since Inception (1/1/02)    +5.93%

CLASS R (1/1/02-4/30/08)

                              (PERFORMANCE GRAPH)

               FRANKLIN FLEX CAP     S&P 500   RUSSELL 3000
DATE         GROWTH FUND - CLASS R    INDEX    GROWTH INDEX
----------   ---------------------   -------   ------------
  1/1/2002          $10,000          $10,000     $10,000
 1/31/2002          $ 9,758          $ 9,854     $ 9,811
 2/28/2002          $ 9,384          $ 9,664     $ 9,389
 3/31/2002          $10,103          $10,027     $ 9,746
 4/30/2002          $ 9,632          $ 9,420     $ 8,991
 5/31/2002          $ 9,415          $ 9,350     $ 8,750
 6/30/2002          $ 8,659          $ 8,684     $ 7,946
 7/31/2002          $ 7,760          $ 8,007     $ 7,455
 8/31/2002          $ 7,719          $ 8,060     $ 7,476
 9/30/2002          $ 7,139          $ 7,184     $ 6,715
10/31/2002          $ 7,525          $ 7,816     $ 7,313
11/30/2002          $ 7,987          $ 8,276     $ 7,730
12/31/2002          $ 7,471          $ 7,790     $ 7,197
 1/31/2003          $ 7,481          $ 7,586     $ 7,021
 2/28/2003          $ 7,443          $ 7,472     $ 6,978
 3/31/2003          $ 7,506          $ 7,545     $ 7,107
 4/30/2003          $ 8,005          $ 8,166     $ 7,641
 5/31/2003          $ 8,602          $ 8,596     $ 8,053
 6/30/2003          $ 8,655          $ 8,706     $ 8,167
 7/31/2003          $ 9,007          $ 8,859     $ 8,399
 8/31/2003          $ 9,444          $ 9,032     $ 8,626
 9/30/2003          $ 9,165          $ 8,936     $ 8,524
10/31/2003          $ 9,955          $ 9,442     $ 9,021
11/30/2003          $10,273          $ 9,525     $ 9,131
12/31/2003          $10,470          $10,024     $ 9,426
 1/31/2004          $10,634          $10,208     $ 9,641
 2/29/2004          $10,722          $10,350     $ 9,696
 3/31/2004          $10,765          $10,194     $ 9,533
 4/30/2004          $10,543          $10,034     $ 9,394
 5/31/2004          $10,857          $10,172     $ 9,570
 6/30/2004          $11,046          $10,370     $ 9,704
 7/31/2004          $10,376          $10,026     $ 9,129
 8/31/2004          $10,317          $10,067     $ 9,072
 9/30/2004          $10,669          $10,176     $ 9,191
10/31/2004          $10,913          $10,332     $ 9,341
11/30/2004          $11,369          $10,750     $ 9,701
12/31/2004          $11,796          $11,115     $10,078
 1/31/2005          $11,363          $10,844     $ 9,732
 2/28/2005          $11,566          $11,073     $ 9,838
 3/31/2005          $11,296          $10,877     $ 9,643
 4/30/2005          $10,986          $10,670     $ 9,422
 5/31/2005          $11,522          $11,010     $ 9,895
 6/30/2005          $11,441          $11,025     $ 9,889
 7/31/2005          $11,952          $11,435     $10,390
 8/31/2005          $11,865          $11,331     $10,255
 9/30/2005          $11,990          $11,423     $10,305
10/31/2005          $11,799          $11,232     $10,180
11/30/2005          $12,484          $11,657     $10,631
12/31/2005          $12,496          $11,661     $10,599
 1/31/2006          $13,114          $11,970     $10,858
 2/28/2006          $13,130          $12,003     $10,837
 3/31/2006          $13,256          $12,152     $11,031
 4/30/2006          $13,190          $12,315     $11,014
 5/31/2006          $12,414          $11,961     $10,603
 6/30/2006          $12,562          $11,977     $10,565
 7/31/2006          $12,295          $12,051     $10,334
 8/31/2006          $12,506          $12,338     $10,654
 9/30/2006          $12,747          $12,655     $10,929
10/31/2006          $13,056          $13,068     $11,340
11/30/2006          $13,357          $13,316     $11,568
12/31/2006          $13,182          $13,503     $11,602
 1/31/2007          $13,597          $13,707     $11,893
 2/28/2007          $13,349          $13,439     $11,685
 3/31/2007          $13,466          $13,590     $11,752
 4/30/2007          $14,015          $14,192     $12,285
 5/31/2007          $14,455          $14,687     $12,736
 6/30/2007          $14,378          $14,443     $12,556
 7/31/2007          $14,280          $13,995     $12,322
 8/31/2007          $14,739          $14,205     $12,528
 9/30/2007          $15,670          $14,736     $13,039
10/31/2007          $16,113          $14,970     $13,495
11/30/2007          $15,372          $14,344     $12,961
12/31/2007          $15,259          $14,245     $12,925
 1/31/2008          $13,753          $13,391     $11,902
 2/29/2008          $13,334          $12,956     $11,652
 3/31/2008          $13,379          $12,900     $11,581
 4/30/2008          $14,398          $13,528     $12,188


                               Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(6)   4/30/08
----------------   -------
1-Year              +3.23%
5-Year             +12.94%
10-Year             +7.52%

ADVISOR CLASS (5/1/98-4/30/08)(6)

                               (PERFORMANCE GRAPH)

                  FRANKLIN FLEX CAP        S&P 500   RUSSELL 3000
DATE         GROWTH FUND - ADVISOR CLASS    INDEX    GROWTH INDEX
----------   ---------------------------   -------   ------------
  5/1/1998             $10,000             $10,000      $10,000
 5/31/1998             $ 9,472             $ 9,828      $ 9,675
 6/30/1998             $ 9,694             $10,227      $10,223
 7/31/1998             $ 9,233             $10,118      $10,086
 8/31/1998             $ 7,705             $ 8,656      $ 8,505
 9/30/1998             $ 8,214             $ 9,210      $ 9,175
10/31/1998             $ 8,671             $ 9,959      $ 9,892
11/30/1998             $ 9,305             $10,563      $10,645
12/31/1998             $10,021             $11,171      $11,605
 1/31/1999             $10,664             $11,639      $12,275
 2/28/1999             $ 9,823             $11,277      $11,673
 3/31/1999             $10,405             $11,728      $12,274
 4/30/1999             $10,639             $12,182      $12,363
 5/31/1999             $10,606             $11,895      $12,013
 6/30/1999             $11,681             $12,555      $12,838
 7/31/1999             $11,793             $12,163      $12,431
 8/31/1999             $12,264             $12,102      $12,585
 9/30/1999             $12,508             $11,771      $12,355
10/31/1999             $14,055             $12,516      $13,245
11/30/1999             $16,072             $12,770      $14,005
12/31/1999             $19,558             $13,522      $15,531
 1/31/2000             $19,575             $12,843      $14,844
 2/29/2000             $24,648             $12,600      $15,772
 3/31/2000             $23,288             $13,832      $16,664
 4/30/2000             $20,737             $13,416      $15,807
 5/31/2000             $19,376             $13,141      $14,971
 6/30/2000             $22,271             $13,465      $16,158
 7/31/2000             $21,679             $13,254      $15,435
 8/31/2000             $24,851             $14,078      $16,847
 9/30/2000             $24,078             $13,334      $15,304
10/31/2000             $21,981             $13,278      $14,544
11/30/2000             $17,292             $12,231      $12,367
12/31/2000             $18,181             $12,291      $12,049
 1/31/2001             $18,502             $12,727      $12,892
 2/28/2001             $15,078             $11,567      $10,733
 3/31/2001             $13,457             $10,834      $ 9,579
 4/30/2001             $14,964             $11,676      $10,788
 5/31/2001             $14,968             $11,754      $10,659
 6/30/2001             $14,876             $11,468      $10,453
 7/31/2001             $14,318             $11,355      $10,148
 8/31/2001             $13,593             $10,644      $ 9,331
 9/30/2001             $11,712             $ 9,785      $ 8,361
10/31/2001             $12,521             $ 9,971      $ 8,823
11/30/2001             $13,694             $10,736      $ 9,663
12/31/2001             $13,958             $10,830      $ 9,685
 1/31/2002             $13,659             $10,672      $ 9,502
 2/28/2002             $13,136             $10,466      $ 9,093
 3/31/2002             $14,147             $10,860      $ 9,438
 4/30/2002             $13,492             $10,201      $ 8,707
 5/31/2002             $13,193             $10,126      $ 8,474
 6/30/2002             $12,129             $ 9,405      $ 7,695
 7/31/2002             $10,873             $ 8,672      $ 7,220
 8/31/2002             $10,815             $ 8,729      $ 7,240
 9/30/2002             $10,002             $ 7,780      $ 6,503
10/31/2002             $10,547             $ 8,465      $ 7,082
11/30/2002             $11,198             $ 8,963      $ 7,487
12/31/2002             $10,477             $ 8,437      $ 6,970
 1/31/2003             $10,495             $ 8,216      $ 6,799
 2/28/2003             $10,442             $ 8,092      $ 6,758
 3/31/2003             $10,534             $ 8,171      $ 6,883
 4/30/2003             $11,233             $ 8,844      $ 7,400
 5/31/2003             $12,077             $ 9,310      $ 7,799
 6/30/2003             $12,151             $ 9,429      $ 7,910
 7/31/2003             $12,648             $ 9,595      $ 8,134
 8/31/2003             $13,263             $ 9,782      $ 8,353
 9/30/2003             $12,872             $ 9,678      $ 8,255
10/31/2003             $13,993             $10,226      $ 8,737
11/30/2003             $14,437             $10,316      $ 8,843
12/31/2003             $14,718             $10,857      $ 9,128
 1/31/2004             $14,951             $11,056      $ 9,337
 2/29/2004             $15,078             $11,210      $ 9,390
 3/31/2004             $15,144             $11,040      $ 9,233
 4/30/2004             $14,837             $10,867      $ 9,097
 5/31/2004             $15,281             $11,016      $ 9,268
 6/30/2004             $15,549             $11,230      $ 9,398
 7/31/2004             $14,608             $10,859      $ 8,841
 8/31/2004             $14,529             $10,903      $ 8,786
 9/30/2004             $15,030             $11,021      $ 8,901
10/31/2004             $15,382             $11,189      $ 9,046
11/30/2004             $16,032             $11,642      $ 9,395
12/31/2004             $16,638             $12,038      $ 9,761
 1/31/2005             $16,036             $11,745      $ 9,425
 2/28/2005             $16,331             $11,992      $ 9,528
 3/31/2005             $15,953             $11,779      $ 9,338
 4/30/2005             $15,522             $11,556      $ 9,125
 5/31/2005             $16,287             $11,924      $ 9,583
 6/30/2005             $16,181             $11,941      $ 9,577
 7/31/2005             $16,907             $12,385      $10,062
 8/31/2005             $16,792             $12,272      $ 9,931
 9/30/2005             $16,977             $12,371      $ 9,980
10/31/2005             $16,713             $12,165      $ 9,859
11/30/2005             $17,689             $12,625      $10,296
12/31/2005             $17,715             $12,629      $10,265
 1/31/2006             $18,599             $12,964      $10,516
 2/28/2006             $18,629             $12,999      $10,495
 3/31/2006             $18,814             $13,161      $10,683
 4/30/2006             $18,730             $13,337      $10,667
 5/31/2006             $17,636             $12,954      $10,268
 6/30/2006             $17,851             $12,971      $10,232
 7/31/2006             $17,482             $13,051      $10,008
 8/31/2006             $17,786             $13,362      $10,318
 9/30/2006             $18,141             $13,706      $10,584
10/31/2006             $18,585             $14,153      $10,982
11/30/2006             $19,020             $14,422      $11,204
12/31/2006             $18,783             $14,624      $11,236
 1/31/2007             $19,378             $14,845      $11,518
 2/28/2007             $19,034             $14,555      $11,316
 3/31/2007             $19,206             $14,718      $11,381
 4/30/2007             $19,999             $15,370      $11,897
 5/31/2007             $20,633             $15,906      $12,335
 6/30/2007             $20,534             $15,642      $12,160
 7/31/2007             $20,406             $15,157      $11,933
 8/31/2007             $21,067             $15,384      $12,133
 9/30/2007             $22,406             $15,959      $12,628
10/31/2007             $23,045             $16,213      $13,069
11/30/2007             $21,997             $15,535      $12,552
12/31/2007             $21,849             $15,427      $12,517
 1/31/2008             $19,701             $14,502      $11,527
 2/29/2008             $19,106             $14,031      $11,284
 3/31/2008             $19,178             $13,970      $11,216
 4/30/2008             $20,645             $14,651      $11,804

ENDNOTES

SMALL- AND MIDSIZED-COMPANY STOCKS CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. SMALLER, MIDSIZED AND RELATIVELY NEW OR UNSEASONED COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND ALSO INVESTS IN TECHNOLOGY STOCKS, WHICH CAN BE HIGHLY VOLATILE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Effective 8/2/04, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/2/04, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/1/04, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/2/04 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +40.86% and +9.59%.

(7.) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.


                               12 | Annual Report

Your Fund's Expenses

FRANKLIN FLEX CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 11/1/07      VALUE 4/30/08   PERIOD* 11/1/07-4/30/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  894.70              $4.38
Hypothetical (5% return before expenses)         $1,000           $1,020.24              $4.67

CLASS B
Actual                                           $1,000           $  891.30              $7.90
Hypothetical (5% return before expenses)         $1,000           $1,016.51              $8.42

CLASS C
Actual                                           $1,000           $  891.30              $7.95
Hypothetical (5% return before expenses)         $1,000           $1,016.46              $8.47

CLASS R
Actual                                           $1,000           $  893.50              $5.56
Hypothetical (5% return before expenses)         $1,000           $1,019.00              $5.92

ADVISOR CLASS
Actual                                           $1,000           $  895.80              $3.21
Hypothetical (5% return before expenses)         $1,000           $1,021.48              $3.42

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.93%; B:1.68%; C: 1.69%; R: 1.18%; and
     Advisor: 0.68%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                               14 | Annual Report

Franklin Growth Opportunities Fund
(Formerly, Franklin Aggressive Growth Fund)

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Growth Opportunities Fund seeks capital appreciation by investing substantially in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared with the overall economy.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin Growth Opportunities Fund's annual report for the fiscal year ended April 30, 2008.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Growth Opportunities Fund - Class A had a cumulative total return of +8.20%. The Fund outperformed its narrow benchmark, the Russell 3000 Growth Index, which had a -0.79% return, and its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -4.68% return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 18.

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing an aggressive growth strategy. As "bottom-up" investors focusing primarily on individual securities, we choose companies that have clear indicators of future earnings growth and that present, in our opinion, the best trade-off between that earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, strong management and industry leadership are all factors we believe may contribute to strong growth potential.

(1.) Source: Standard & Poor's Micropal. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 59.


                               Annual Report | 15

PORTFOLIO BREAKDOWN
Franklin Growth Opportunities Fund
Based on Total Net Assets as of 4/30/08

Information Technology*                     33.8%
Industrials                                 18.8%
Health Care                                 12.6%
Consumer Discretionary                       9.0%
Energy                                       8.0%
Telecommunication Services                   7.8%
Financials                                   3.8%
Materials                                    2.6%
Consumer Staples                             2.1%
Short-Term Investments & Other Net Assets    1.5%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

MANAGER'S DISCUSSION

Among the most significant contributors to the Fund's absolute performance for the 12 months under review were Apple and Visa in the information technology sector, and FMC Technologies in the energy sector. Apple is a computer hardware, software and electronics device maker, while Visa is the world's largest consumer payment system operator. FMC Technologies is a leading manufacturer of undersea oil and gas drilling and production systems.

From a sector perspective, our investments in the information technology, energy and health care sectors contributed to absolute results. Key information technology performers included Juniper Networks, a network infrastructure designer, and Concur Technologies, a corporate expense management software developer. In the energy sector, Schlumberger, one of the world's largest oil field services companies, and McMoRan Exploration, an oil and gas exploration and production company, were notable contributors. In the health care sector, biotechnology stocks Celgene, Gilead Sciences and Millennium Pharmaceuticals helped the Fund's results. We sold our positions in Juniper Networks, McMoRan Exploration and Millennium Pharmaceuticals by period-end.

By contrast, the Fund had some disappointments during the reporting period. Major detractors included NII Holdings in the telecommunication services sector, and DealerTrack Holdings and Limelight Networks (sold by period-end) in the information technology sector. NII Holdings is an international mobile telecommunication network provider. DealerTrack Holdings designs and customizes software for automotive dealerships, while Limelight Networks offers services for delivering media content including video and music files via the Internet.

By sector, our holdings in the consumer discretionary, telecommunication services and financials sectors weighed on the Fund's absolute performance. Bakery-cafe chain Panera Bread and discount department store chain Kohl's in the consumer discretionary sector declined in value. Other major detractors included mobile services provider Leap Wireless International in the telecommunication services sector and brokerage firm Goldman Sachs Group in the financials sector. We sold our positions in Panera Bread, Kohl's and Leap Wireless by period-end.


                               16 | Annual Report

Effective November 1, 2007, the Fund's name changed to Franklin Growth Opportunities Fund. While the Fund's investment goal and strategy remain the same, we believe the new name better describes the Fund's strategy of seeking growth opportunities wherever they are located.

Thank you for your continued participation in Franklin Growth Opportunities Fund. We look forward to serving your future investment needs.

(PHOTO OF GRANT BOWERS)


/s/ Grant Bowers
Grant Bowers
Portfolio Manager
Franklin Growth Opportunities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
Franklin Growth Opportunities Fund
4/30/08

COMPANY                         % OF TOTAL
SECTOR/INDUSTRY                 NET ASSETS
-----------------------------   ----------
Apple Inc.                          3.8%
   INFORMATION TECHNOLOGY
Google Inc., A                      3.6%
   INFORMATION TECHNOLOGY
SBA Communications Corp.            3.0%
   TELECOMMUNICATION SERVICES
Gilead Sciences Inc.                3.0%
   HEALTH CARE
FLIR Systems Inc.                   2.9%
   INFORMATION TECHNOLOGY
Celgene Corp.                       2.9%
   HEALTH CARE
NII Holdings Inc.                   2.8%
   TELECOMMUNICATION SERVICES
Precision Castparts Corp.           2.8%
   INDUSTRIALS
Visa Inc., A                        2.8%
   INFORMATION TECHNOLOGY
Activision Inc.                     2.6%
   INFORMATION TECHNOLOGY


                               Annual Report | 17

Performance Summary as of 4/30/08

FRANKLIN GROWTH OPPORTUNITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: FGRAX)         CHANGE   4/30/08   4/30/07
-----------------------------   ------   -------   -------
Net Asset Value (NAV)           +$1.52    $20.06    $18.54

CLASS B (SYMBOL: FKABX)         CHANGE   4/30/08   4/30/07
-----------------------------   ------   -------   -------
Net Asset Value (NAV)           +$1.31    $18.95    $17.64

CLASS C (SYMBOL: FKACX)         CHANGE   4/30/08   4/30/07
-----------------------------   ------   -------   -------
Net Asset Value (NAV)           +$1.30    $18.91    $17.61

CLASS R (SYMBOL: FKARX)         CHANGE   4/30/08   4/30/07
-----------------------------   ------   -------   -------
Net Asset Value (NAV)           +$1.47    $19.80    $18.33

ADVISOR CLASS (SYMBOL: FRAAX)   CHANGE   4/30/08   4/30/07
-----------------------------   ------   -------   -------
Net Asset Value (NAV)           +$1.61    $20.60    $18.99


                               18 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                          1-YEAR    5-YEAR    INCEPTION (6/23/99)
-------------------------------------           -------   --------   -------------------
Cumulative Total Return(1)                        +8.20%   +111.16%        +105.40%
Average Annual Total Return(2)                    +1.98%    +14.76%          +7.75%
Value of $10,000 Investment(3)                  $10,198   $ 19,901        $ 19,359
Avg. Ann. Total Return (3/31/08)(4)               -5.56%    +14.17%          +6.60%
   Total Annual Operating Expenses(5)    1.42%

CLASS B                                          1-YEAR    5-YEAR    INCEPTION (6/23/99)
-------------------------------------           -------   --------   -------------------
Cumulative Total Return(1)                        +7.43%   +103.76%        +95.09%
Average Annual Total Return(2)                    +3.43%   +15.07%          +7.84%
Value of $10,000 Investment(3)                  $10,343   $20,176         $19,509
Avg. Ann. Total Return (3/31/08)(4)               -4.45%   +14.52%          +6.70%
  Total Annual Operating Expenses(5)     2.12%

CLASS C                                          1-YEAR    5-YEAR    INCEPTION (6/23/99)
-------------------------------------           -------   --------   -------------------
Cumulative Total Return(1)                        +7.38%   +103.77%        +93.46%
Average Annual Total Return(2)                    +6.38%    +15.30%         +7.74%
Value of $10,000 Investment(3)                  $10,638   $ 20,377        $19,346
Avg. Ann. Total Return (3/31/08)(4)               -1.52%    +14.72%         +6.60%
   Total Annual Operating Expenses(5)    2.13%

CLASS R                                          1-YEAR    5-YEAR    INCEPTION (1/1/02)
-------------------------------------           -------   --------   -------------------
Cumulative Total Return(1)                        +8.02%   +109.08%        +44.00%
Average Annual Total Return(2)                    +8.02%    +15.89%         +5.94%
Value of $10,000 Investment(3)                  $10,802   $ 20,908        $14,400
Avg. Ann. Total Return (3/31/08)(4)                0.00%    +15.30%         +4.33%
   Total Annual Operating Expenses(5)    1.63%

ADVISOR CLASS                                   1-YEAR     5-YEAR    INCEPTION (6/23/99)
-------------------------------------           -------   --------   -------------------
Cumulative Total Return(1)                        +8.48%   +114.14%        +111.02%
Average Annual Total Return(2)                    +8.48%    +16.45%          +8.80%
Value of $10,000 Investment(3)                  $10,848   $ 21,414        $ 21,102
Avg. Ann. Total Return (3/31/08)(4)               +0.48%    +15.87%          +7.66%
   Total Annual Operating Expenses(5)    1.13%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                               Annual Report | 19

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                     4/30/08
-------------------------   -------
1-Year                       +1.98%
5-Year                      +14.76%
Since Inception (6/23/99)    +7.75%

CLASS A (6/23/99-4/30/08)

                               (PERFORMANCE GRAPH)

                    FRANKLIN GROWTH                         RUSSELL 3000
   DATE      OPPORTUNITIES FUND - CLASS A   S&P 500 INDEX   GROWTH INDEX
----------   ----------------------------   -------------   ------------
 6/23/1999              $ 9,425                $10,000         $10,000
 6/30/1999              $10,160                $10,129         $10,160
 7/31/1999              $11,235                $ 9,813         $ 9,838
 8/31/1999              $12,385                $ 9,765         $ 9,960
 9/30/1999              $13,195                $ 9,497         $ 9,778
10/31/1999              $15,438                $10,098         $10,482
11/30/1999              $18,596                $10,303         $11,084
12/31/1999              $23,095                $10,910         $12,291
 1/31/2000              $22,603                $10,362         $11,748
 2/29/2000              $30,639                $10,166         $12,482
 3/31/2000              $28,536                $11,160         $13,188
 4/30/2000              $24,330                $10,824         $12,510
 5/31/2000              $21,899                $10,602         $11,848
 6/30/2000              $26,443                $10,864         $12,788
 7/31/2000              $25,594                $10,694         $12,215
 8/31/2000              $28,401                $11,358         $13,333
 9/30/2000              $27,147                $10,759         $12,112
10/31/2000              $23,896                $10,713         $11,510
11/30/2000              $17,239                $ 9,868         $ 9,787
12/31/2000              $17,130                $ 9,917         $ 9,536
 1/31/2001              $19,340                $10,269         $10,203
 2/28/2001              $14,833                $ 9,332         $ 8,494
 3/31/2001              $12,874                $ 8,741         $ 7,581
 4/30/2001              $14,766                $ 9,420         $ 8,537
 5/31/2001              $14,717                $ 9,483         $ 8,436
 6/30/2001              $14,611                $ 9,253         $ 8,273
 7/31/2001              $13,694                $ 9,162         $ 8,031
 8/31/2001              $12,411                $ 8,588         $ 7,385
 9/30/2001              $10,046                $ 7,895         $ 6,617
10/31/2001              $11,253                $ 8,045         $ 6,982
11/30/2001              $12,835                $ 8,662         $ 7,647
12/31/2001              $13,260                $ 8,738         $ 7,665
 1/31/2002              $12,652                $ 8,611         $ 7,520
 2/28/2002              $11,726                $ 8,444         $ 7,196
 3/31/2002              $12,652                $ 8,762         $ 7,470
 4/30/2002              $11,948                $ 8,231         $ 6,891
 5/31/2002              $11,523                $ 8,170         $ 6,707
 6/30/2002              $10,268                $ 7,588         $ 6,090
 7/31/2002              $ 8,850                $ 6,997         $ 5,714
 8/31/2002              $ 8,657                $ 7,043         $ 5,730
 9/30/2002              $ 7,798                $ 6,277         $ 5,147
10/31/2002              $ 8,531                $ 6,830         $ 5,605
11/30/2002              $ 9,458                $ 7,232         $ 5,925
12/31/2002              $ 8,522                $ 6,807         $ 5,516
 1/31/2003              $ 8,483                $ 6,629         $ 5,381
 2/28/2003              $ 8,415                $ 6,529         $ 5,349
 3/31/2003              $ 8,512                $ 6,593         $ 5,447
 4/30/2003              $ 9,168                $ 7,136         $ 5,857
 5/31/2003              $ 9,959                $ 7,512         $ 6,173
 6/30/2003              $10,046                $ 7,607         $ 6,260
 7/31/2003              $10,539                $ 7,741         $ 6,438
 8/31/2003              $11,060                $ 7,892         $ 6,611
 9/30/2003              $10,712                $ 7,809         $ 6,533
10/31/2003              $11,668                $ 8,250         $ 6,915
11/30/2003              $11,967                $ 8,323         $ 6,998
12/31/2003              $12,266                $ 8,759         $ 7,224
 1/31/2004              $12,546                $ 8,920         $ 7,389
 2/29/2004              $12,565                $ 9,044         $ 7,432
 3/31/2004              $12,613                $ 8,908         $ 7,307
 4/30/2004              $12,131                $ 8,768         $ 7,200
 5/31/2004              $12,469                $ 8,888         $ 7,335
 6/30/2004              $12,913                $ 9,061         $ 7,438
 7/31/2004              $11,996                $ 8,761         $ 6,997
 8/31/2004              $11,812                $ 8,797         $ 6,953
 9/30/2004              $12,498                $ 8,892         $ 7,044
10/31/2004              $12,903                $ 9,028         $ 7,159
11/30/2004              $13,800                $ 9,393         $ 7,435
12/31/2004              $14,389                $ 9,713         $ 7,725
 1/31/2005              $13,849                $ 9,476         $ 7,459
 2/28/2005              $13,849                $ 9,675         $ 7,540
 3/31/2005              $13,472                $ 9,504         $ 7,391
 4/30/2005              $12,864                $ 9,324         $ 7,222
 5/31/2005              $13,714                $ 9,620         $ 7,584
 6/30/2005              $13,907                $ 9,634         $ 7,579
 7/31/2005              $14,669                $ 9,992         $ 7,963
 8/31/2005              $14,582                $ 9,901         $ 7,860
 9/30/2005              $14,881                $ 9,981         $ 7,898
10/31/2005              $14,891                $ 9,815         $ 7,803
11/30/2005              $15,895                $10,186         $ 8,148
12/31/2005              $15,982                $10,190         $ 8,124
 1/31/2006              $17,082                $10,460         $ 8,322
 2/28/2006              $17,188                $10,488         $ 8,306
 3/31/2006              $17,738                $10,618         $ 8,455
 4/30/2006              $17,661                $10,761         $ 8,442
 5/31/2006              $16,281                $10,451         $ 8,126
 6/30/2006              $16,474                $10,465         $ 8,098
 7/31/2006              $15,711                $10,530         $ 7,920
 8/31/2006              $15,846                $10,781         $ 8,166
 9/30/2006              $16,242                $11,058         $ 8,376
10/31/2006              $16,618                $11,419         $ 8,691
11/30/2006              $17,178                $11,636         $ 8,867
12/31/2006              $17,062                $11,799         $ 8,892
 1/31/2007              $17,487                $11,978         $ 9,116
 2/28/2007              $17,217                $11,743         $ 8,956
 3/31/2007              $17,487                $11,875         $ 9,007
 4/30/2007              $17,892                $12,401         $ 9,416
 5/31/2007              $18,529                $12,833         $ 9,762
 6/30/2007              $18,655                $12,620         $ 9,624
 7/31/2007              $18,635                $12,229         $ 9,444
 8/31/2007              $19,243                $12,412         $ 9,602
 9/30/2007              $21,145                $12,876         $ 9,994
10/31/2007              $22,351                $13,081         $10,343
11/30/2007              $20,604                $12,534         $ 9,934
12/31/2007              $20,633                $12,447         $ 9,906
 1/31/2008              $18,317                $11,701         $ 9,122
 2/29/2008              $17,574                $11,321         $ 8,931
 3/31/2008              $17,526                $11,272         $ 8,876
 4/30/2008              $19,359                $11,821         $ 9,342

AVERAGE ANNUAL TOTAL RETURN

CLASS B                     4/30/08
-------------------------   -------
1-Year                       +3.43%
5-Year                      +15.07%
Since Inception (6/23/99)    +7.84%

CLASS B (6/23/99-4/30/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN GROWTH OPPORTUNITIES                   RUSSELL 3000
   DATE            FUND - CLASS B            S&P 500 INDEX   GROWTH INDEX
----------   -----------------------------   -------------   ------------
 6/23/1999              $10,000                 $10,000         $10,000
 6/30/1999              $10,780                 $10,129         $10,160
 7/31/1999              $11,920                 $ 9,813         $ 9,838
 8/31/1999              $13,140                 $ 9,765         $ 9,960
 9/30/1999              $13,970                 $ 9,497         $ 9,778
10/31/1999              $16,380                 $10,098         $10,482
11/30/1999              $19,720                 $10,303         $11,084
12/31/1999              $24,486                 $10,910         $12,291
 1/31/2000              $23,975                 $10,362         $11,748
 2/29/2000              $32,485                 $10,166         $12,482
 3/31/2000              $30,245                 $11,160         $13,188
 4/30/2000              $25,755                 $10,824         $12,510
 5/31/2000              $23,177                 $10,602         $11,848
 6/30/2000              $27,964                 $10,864         $12,788
 7/31/2000              $27,043                 $10,694         $12,215
 8/31/2000              $29,999                 $11,358         $13,333
 9/30/2000              $28,660                 $10,759         $12,112
10/31/2000              $25,213                 $10,713         $11,510
11/30/2000              $18,176                 $ 9,868         $ 9,787
12/31/2000              $18,049                 $ 9,917         $ 9,536
 1/31/2001              $20,362                 $10,269         $10,203
 2/28/2001              $15,604                 $ 9,332         $ 8,494
 3/31/2001              $13,547                 $ 8,741         $ 7,581
 4/30/2001              $15,522                 $ 9,420         $ 8,537
 5/31/2001              $15,461                 $ 9,483         $ 8,436
 6/30/2001              $15,348                 $ 9,253         $ 8,273
 7/31/2001              $14,376                 $ 9,162         $ 8,031
 8/31/2001              $13,015                 $ 8,588         $ 7,385
 9/30/2001              $10,529                 $ 7,895         $ 6,617
10/31/2001              $11,798                 $ 8,045         $ 6,982
11/30/2001              $13,435                 $ 8,662         $ 7,647
12/31/2001              $13,875                 $ 8,738         $ 7,665
 1/31/2002              $13,230                 $ 8,611         $ 7,520
 2/28/2002              $12,258                 $ 8,444         $ 7,196
 3/31/2002              $13,220                 $ 8,762         $ 7,470
 4/30/2002              $12,483                 $ 8,231         $ 6,891
 5/31/2002              $12,023                 $ 8,170         $ 6,707
 6/30/2002              $10,713                 $ 7,588         $ 6,090
 7/31/2002              $ 9,219                 $ 6,997         $ 5,714
 8/31/2002              $ 9,014                 $ 7,043         $ 5,730
 9/30/2002              $ 8,114                 $ 6,277         $ 5,147
10/31/2002              $ 8,881                 $ 6,830         $ 5,605
11/30/2002              $ 9,843                 $ 7,232         $ 5,925
12/31/2002              $ 8,861                 $ 6,807         $ 5,516
 1/31/2003              $ 8,820                 $ 6,629         $ 5,381
 2/28/2003              $ 8,738                 $ 6,529         $ 5,349
 3/31/2003              $ 8,830                 $ 6,593         $ 5,447
 4/30/2003              $ 9,516                 $ 7,136         $ 5,857
 5/31/2003              $10,324                 $ 7,512         $ 6,173
 6/30/2003              $10,406                 $ 7,607         $ 6,260
 7/31/2003              $10,907                 $ 7,741         $ 6,438
 8/31/2003              $11,450                 $ 7,892         $ 6,611
 9/30/2003              $11,081                 $ 7,809         $ 6,533
10/31/2003              $12,064                 $ 8,250         $ 6,915
11/30/2003              $12,360                 $ 8,323         $ 6,998
12/31/2003              $12,667                 $ 8,759         $ 7,224
 1/31/2004              $12,943                 $ 8,920         $ 7,389
 2/29/2004              $12,964                 $ 9,044         $ 7,432
 3/31/2004              $13,005                 $ 8,908         $ 7,307
 4/30/2004              $12,504                 $ 8,768         $ 7,200
 5/31/2004              $12,841                 $ 8,888         $ 7,335
 6/30/2004              $13,291                 $ 9,061         $ 7,438
 7/31/2004              $12,340                 $ 8,761         $ 6,997
 8/31/2004              $12,135                 $ 8,797         $ 6,953
 9/30/2004              $12,841                 $ 8,892         $ 7,044
10/31/2004              $13,250                 $ 9,028         $ 7,159
11/30/2004              $14,161                 $ 9,393         $ 7,435
12/31/2004              $14,755                 $ 9,713         $ 7,725
 1/31/2005              $14,202                 $ 9,476         $ 7,459
 2/28/2005              $14,192                 $ 9,675         $ 7,540
 3/31/2005              $13,793                 $ 9,504         $ 7,391
 4/30/2005              $13,169                 $ 9,324         $ 7,222
 5/31/2005              $14,028                 $ 9,620         $ 7,584
 6/30/2005              $14,212                 $ 9,634         $ 7,579
 7/31/2005              $14,980                 $ 9,992         $ 7,963
 8/31/2005              $14,888                 $ 9,901         $ 7,860
 9/30/2005              $15,184                 $ 9,981         $ 7,898
10/31/2005              $15,184                 $ 9,815         $ 7,803
11/30/2005              $16,187                 $10,186         $ 8,148
12/31/2005              $16,279                 $10,190         $ 8,124
 1/31/2006              $17,384                 $10,460         $ 8,322
 2/28/2006              $17,476                 $10,488         $ 8,306
 3/31/2006              $18,019                 $10,618         $ 8,455
 4/30/2006              $17,937                 $10,761         $ 8,442
 5/31/2006              $16,525                 $10,451         $ 8,126
 6/30/2006              $16,709                 $10,465         $ 8,098
 7/31/2006              $15,931                 $10,530         $ 7,920
 8/31/2006              $16,064                 $10,781         $ 8,166
 9/30/2006              $16,453                 $11,058         $ 8,376
10/31/2006              $16,821                 $11,419         $ 8,691
11/30/2006              $17,384                 $11,636         $ 8,867
12/31/2006              $17,251                 $11,799         $ 8,892
 1/31/2007              $17,671                 $11,978         $ 9,116
 2/28/2007              $17,384                 $11,743         $ 8,956
 3/31/2007              $18,049                 $11,875         $ 9,007
 4/30/2007              $18,049                 $12,401         $ 9,416
 5/31/2007              $18,694                 $12,833         $ 9,762
 6/30/2007              $18,796                 $12,620         $ 9,624
 7/31/2007              $18,777                 $12,229         $ 9,444
 8/31/2007              $19,389                 $12,412         $ 9,602
 9/30/2007              $21,305                 $12,876         $ 9,994
10/31/2007              $22,522                 $13,081         $10,343
11/30/2007              $20,760                 $12,534         $ 9,934
12/31/2007              $20,789                 $12,447         $ 9,906
 1/31/2008              $18,455                 $11,701         $ 9,122
 2/29/2008              $17,705                 $11,321         $ 8,931
 3/31/2008              $17,658                 $11,272         $ 8,876
 4/30/2008              $19,509                 $11,821         $ 9,342


                               20 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C                     4/30/08
-------------------------   -------
1-Year                       +6.38%
5-Year                      +15.30%
Since Inception (6/23/99)    +7.74%

CLASS C (6/23/99-4/30/08)

                               (PERFORMANCE GRAPH)

                      FRANKLIN GROWTH                       RUSSELL 3000
   DATE      OPPORTUNITIES FUND - CLASS C   S&P 500 INDEX   GROWTH INDEX
----------   ----------------------------   -------------   ------------
 6/23/1999             $10,000                 $10,000         $10,000
 6/30/1999             $10,780                 $10,129         $10,160
 7/31/1999             $11,920                 $ 9,813         $ 9,838
 8/31/1999             $13,150                 $ 9,765         $ 9,960
 9/30/1999             $13,980                 $ 9,497         $ 9,778
10/31/1999             $16,370                 $10,098         $10,482
11/30/1999             $19,710                 $10,303         $11,084
12/31/1999             $24,443                 $10,910         $12,291
 1/31/2000             $23,921                 $10,362         $11,748
 2/29/2000             $32,389                 $10,166         $12,482
 3/31/2000             $30,149                 $11,160         $13,188
 4/30/2000             $25,690                 $10,824         $12,510
 5/31/2000             $23,123                 $10,602         $11,848
 6/30/2000             $27,899                 $10,864         $12,788
 7/31/2000             $26,989                 $10,694         $12,215
 8/31/2000             $29,935                 $11,358         $13,333
 9/30/2000             $28,595                 $10,759         $12,112
10/31/2000             $25,158                 $10,713         $11,510
11/30/2000             $18,133                 $ 9,868         $ 9,787
12/31/2000             $18,016                 $ 9,917         $ 9,536
 1/31/2001             $20,329                 $10,269         $10,203
 2/28/2001             $15,582                 $ 9,332         $ 8,494
 3/31/2001             $13,515                 $ 8,741         $ 7,581
 4/30/2001             $15,489                 $ 9,420         $ 8,537
 5/31/2001             $15,428                 $ 9,483         $ 8,436
 6/30/2001             $15,316                 $ 9,253         $ 8,273
 7/31/2001             $14,344                 $ 9,162         $ 8,031
 8/31/2001             $12,983                 $ 8,588         $ 7,385
 9/30/2001             $10,507                 $ 7,895         $ 6,617
10/31/2001             $11,776                 $ 8,045         $ 6,982
11/30/2001             $13,413                 $ 8,662         $ 7,647
12/31/2001             $13,853                 $ 8,738         $ 7,665
 1/31/2002             $13,208                 $ 8,611         $ 7,520
 2/28/2002             $12,236                 $ 8,444         $ 7,196
 3/31/2002             $13,198                 $ 8,762         $ 7,470
 4/30/2002             $12,461                 $ 8,231         $ 6,891
 5/31/2002             $12,001                 $ 8,170         $ 6,707
 6/30/2002             $10,691                 $ 7,588         $ 6,090
 7/31/2002             $ 9,208                 $ 6,997         $ 5,714
 8/31/2002             $ 9,003                 $ 7,043         $ 5,730
 9/30/2002             $ 8,103                 $ 6,277         $ 5,147
10/31/2002             $ 8,870                 $ 6,830         $ 5,605
11/30/2002             $ 9,822                 $ 7,232         $ 5,925
12/31/2002             $ 8,839                 $ 6,807         $ 5,516
 1/31/2003             $ 8,798                 $ 6,629         $ 5,381
 2/28/2003             $ 8,727                 $ 6,529         $ 5,349
 3/31/2003             $ 8,819                 $ 6,593         $ 5,447
 4/30/2003             $ 9,494                 $ 7,136         $ 5,857
 5/31/2003             $10,302                 $ 7,512         $ 6,173
 6/30/2003             $10,384                 $ 7,607         $ 6,260
 7/31/2003             $10,886                 $ 7,741         $ 6,438
 8/31/2003             $11,428                 $ 7,892         $ 6,611
 9/30/2003             $11,059                 $ 7,809         $ 6,533
10/31/2003             $12,042                 $ 8,250         $ 6,915
11/30/2003             $12,338                 $ 8,323         $ 6,998
12/31/2003             $12,635                 $ 8,759         $ 7,224
 1/31/2004             $12,921                 $ 8,920         $ 7,389
 2/29/2004             $12,942                 $ 9,044         $ 7,432
 3/31/2004             $12,973                 $ 8,908         $ 7,307
 4/30/2004             $12,471                 $ 8,768         $ 7,200
 5/31/2004             $12,809                 $ 8,888         $ 7,335
 6/30/2004             $13,259                 $ 9,061         $ 7,438
 7/31/2004             $12,308                 $ 8,761         $ 6,997
 8/31/2004             $12,113                 $ 8,797         $ 6,953
 9/30/2004             $12,819                 $ 8,892         $ 7,044
10/31/2004             $13,218                 $ 9,028         $ 7,159
11/30/2004             $14,139                 $ 9,393         $ 7,435
12/31/2004             $14,722                 $ 9,713         $ 7,725
 1/31/2005             $14,170                 $ 9,476         $ 7,459
 2/28/2005             $14,159                 $ 9,675         $ 7,540
 3/31/2005             $13,760                 $ 9,504         $ 7,391
 4/30/2005             $13,136                 $ 9,324         $ 7,222
 5/31/2005             $13,996                 $ 9,620         $ 7,584
 6/30/2005             $14,180                 $ 9,634         $ 7,579
 7/31/2005             $14,947                 $ 9,992         $ 7,963
 8/31/2005             $14,855                 $ 9,901         $ 7,860
 9/30/2005             $15,152                 $ 9,981         $ 7,898
10/31/2005             $15,152                 $ 9,815         $ 7,803
11/30/2005             $16,154                 $10,186         $ 8,148
12/31/2005             $16,236                 $10,190         $ 8,124
 1/31/2006             $17,351                 $10,460         $ 8,322
 2/28/2006             $17,433                 $10,488         $ 8,306
 3/31/2006             $17,986                 $10,618         $ 8,455
 4/30/2006             $17,894                 $10,761         $ 8,442
 5/31/2006             $16,492                 $10,451         $ 8,126
 6/30/2006             $16,676                 $10,465         $ 8,098
 7/31/2006             $15,899                 $10,530         $ 7,920
 8/31/2006             $16,032                 $10,781         $ 8,166
 9/30/2006             $16,410                 $11,058         $ 8,376
10/31/2006             $16,779                 $11,419         $ 8,691
11/30/2006             $17,341                 $11,636         $ 8,867
12/31/2006             $17,208                 $11,799         $ 8,892
 1/31/2007             $17,628                 $11,978         $ 9,116
 2/28/2007             $17,351                 $11,743         $ 8,956
 3/31/2007             $17,617                 $11,875         $ 9,007
 4/30/2007             $18,016                 $12,401         $ 9,416
 5/31/2007             $18,641                 $12,833         $ 9,762
 6/30/2007             $18,753                 $12,620         $ 9,624
 7/31/2007             $18,733                 $12,229         $ 9,444
 8/31/2007             $19,326                 $12,412         $ 9,602
 9/30/2007             $21,219                 $12,876         $ 9,994
10/31/2007             $22,416                 $13,081         $10,343
11/30/2007             $20,656                 $12,534         $ 9,934
12/31/2007             $20,666                 $12,447         $ 9,906
 1/31/2008             $18,334                 $11,701         $ 9,122
 2/29/2008             $17,577                 $11,321         $ 8,931
 3/31/2008             $17,525                 $11,272         $ 8,876
 4/30/2008             $19,346                 $11,821         $ 9,342

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    4/30/08
------------------------   -------
1-Year                      +8.02%
5-Year                     +15.89%
Since Inception (1/1/02)    +5.94%

CLASS R (1/1/02-4/30/08)

                               (PERFORMANCE GRAPH)

                   FRANKLIN GROWTH                          RUSSELL 3000
   DATE      OPPORTUNITIES FUND - CLASS R   S&P 500 INDEX   GROWTH INDEX
----------   ----------------------------   -------------   ------------
  1/1/2002             $10,000                 $10,000         $10,000
 1/31/2002             $ 9,535                 $ 9,854         $ 9,811
 2/28/2002             $ 8,837                 $ 9,664         $ 9,389
 3/31/2002             $ 9,535                 $10,027         $ 9,746
 4/30/2002             $ 8,997                 $ 9,420         $ 8,991
 5/31/2002             $ 8,678                 $ 9,350         $ 8,750
 6/30/2002             $ 7,731                 $ 8,684         $ 7,946
 7/31/2002             $ 6,655                 $ 8,007         $ 7,455
 8/31/2002             $ 6,510                 $ 8,060         $ 7,476
 9/30/2002             $ 5,862                 $ 7,184         $ 6,715
10/31/2002             $ 6,415                 $ 7,816         $ 7,313
11/30/2002             $ 7,114                 $ 8,276         $ 7,730
12/31/2002             $ 6,408                 $ 7,790         $ 7,197
 1/31/2003             $ 6,379                 $ 7,586         $ 7,021
 2/28/2003             $ 6,321                 $ 7,472         $ 6,978
 3/31/2003             $ 6,393                 $ 7,545         $ 7,107
 4/30/2003             $ 6,888                 $ 8,166         $ 7,641
 5/31/2003             $ 7,477                 $ 8,596         $ 8,053
 6/30/2003             $ 7,542                 $ 8,706         $ 8,167
 7/31/2003             $ 7,906                 $ 8,859         $ 8,399
 8/31/2003             $ 8,299                 $ 9,032         $ 8,626
 9/30/2003             $ 8,037                 $ 8,936         $ 8,524
10/31/2003             $ 8,757                 $ 9,442         $ 9,021
11/30/2003             $ 8,975                 $ 9,525         $ 9,131
12/31/2003             $ 9,201                 $10,024         $ 9,426
 1/31/2004             $ 9,412                 $10,208         $ 9,641
 2/29/2004             $ 9,426                 $10,350         $ 9,696
 3/31/2004             $ 9,455                 $10,194         $ 9,533
 4/30/2004             $ 9,099                 $10,034         $ 9,394
 5/31/2004             $ 9,346                 $10,172         $ 9,570
 6/30/2004             $ 9,674                 $10,370         $ 9,704
 7/31/2004             $ 8,982                 $10,026         $ 9,129
 8/31/2004             $ 8,844                 $10,067         $ 9,072
 9/30/2004             $ 9,361                 $10,176         $ 9,191
10/31/2004             $ 9,659                 $10,332         $ 9,341
11/30/2004             $10,335                 $10,750         $ 9,701
12/31/2004             $10,772                 $11,115         $10,078
 1/31/2005             $10,371                 $10,844         $ 9,732
 2/28/2005             $10,364                 $11,073         $ 9,838
 3/31/2005             $10,081                 $10,877         $ 9,643
 4/30/2005             $ 9,630                 $10,670         $ 9,422
 5/31/2005             $10,263                 $11,010         $ 9,895
 6/30/2005             $10,400                 $11,025         $ 9,889
 7/31/2005             $10,968                 $11,435         $10,390
 8/31/2005             $10,903                 $11,331         $10,255
 9/30/2005             $11,128                 $11,423         $10,305
10/31/2005             $11,136                 $11,232         $10,180
11/30/2005             $11,871                 $11,657         $10,631
12/31/2005             $11,942                 $11,661         $10,599
 1/31/2006             $12,758                 $11,970         $10,858
 2/28/2006             $12,830                 $12,003         $10,837
 3/31/2006             $13,238                 $12,152         $11,031
 4/30/2006             $13,180                 $12,315         $11,014
 5/31/2006             $12,146                 $11,961         $10,603
 6/30/2006             $12,292                 $11,977         $10,565
 7/31/2006             $11,725                 $12,051         $10,334
 8/31/2006             $11,820                 $12,338         $10,654
 9/30/2006             $12,110                 $12,655         $10,929
10/31/2006             $12,386                 $13,068         $11,340
11/30/2006             $12,808                 $13,316         $11,568
12/31/2006             $12,714                 $13,503         $11,602
 1/31/2007             $13,034                 $13,707         $11,893
 2/28/2007             $12,830                 $13,439         $11,685
 3/31/2007             $13,027                 $13,590         $11,752
 4/30/2007             $13,332                 $14,192         $12,285
 5/31/2007             $13,797                 $14,687         $12,736
 6/30/2007             $13,885                 $14,443         $12,556
 7/31/2007             $13,877                 $13,995         $12,322
 8/31/2007             $14,321                 $14,205         $12,528
 9/30/2007             $15,732                 $14,736         $13,039
10/31/2007             $16,627                 $14,970         $13,495
11/30/2007             $15,332                 $14,344         $12,961
12/31/2007             $15,346                 $14,245         $12,925
 1/31/2008             $13,615                 $13,391         $11,902
 2/29/2008             $13,063                 $12,956         $11,652
 3/31/2008             $13,027                 $12,900         $11,581
 4/30/2008             $14,400                 $13,528         $12,188


                               Annual Report | 21

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS               4/30/08
-------------------------   -------
1-Year                       +8.48%
5-Year                      +16.45%
Since Inception (6/23/99)    +8.80%

ADVISOR CLASS (6/23/99-4/30/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN GROWTH OPPORTUNITIES                   RUSSELL 3000
   DATE          FUND - ADVISOR CLASS        S&P 500 INDEX   GROWTH INDEX
----------   -----------------------------   -------------   ------------
 6/23/1999              $10,000                 $10,000         $10,000
 6/30/1999              $10,780                 $10,129         $10,160
 7/31/1999              $11,920                 $ 9,813         $ 9,838
 8/31/1999              $13,150                 $ 9,765         $ 9,960
 9/30/1999              $14,000                 $ 9,497         $ 9,778
10/31/1999              $16,410                 $10,098         $10,482
11/30/1999              $19,770                 $10,303         $11,084
12/31/1999              $24,566                 $10,910         $12,291
 1/31/2000              $24,064                 $10,362         $11,748
 2/29/2000              $32,615                 $10,166         $12,482
 3/31/2000              $30,393                 $11,160         $13,188
 4/30/2000              $25,918                 $10,824         $12,510
 5/31/2000              $23,337                 $10,602         $11,848
 6/30/2000              $28,191                 $10,864         $12,788
 7/31/2000              $27,280                 $10,694         $12,215
 8/31/2000              $30,290                 $11,358         $13,333
 9/30/2000              $28,959                 $10,759         $12,112
10/31/2000              $25,498                 $10,713         $11,510
11/30/2000              $18,402                 $ 9,868         $ 9,787
12/31/2000              $18,285                 $ 9,917         $ 9,536
 1/31/2001              $20,652                 $10,269         $10,203
 2/28/2001              $15,837                 $ 9,332         $ 8,494
 3/31/2001              $13,747                 $ 8,741         $ 7,581
 4/30/2001              $15,776                 $ 9,420         $ 8,537
 5/31/2001              $15,724                 $ 9,483         $ 8,436
 6/30/2001              $15,622                 $ 9,253         $ 8,273
 7/31/2001              $14,649                 $ 9,162         $ 8,031
 8/31/2001              $13,266                 $ 8,588         $ 7,385
 9/30/2001              $10,746                 $ 7,895         $ 6,617
10/31/2001              $12,047                 $ 8,045         $ 6,982
11/30/2001              $13,737                 $ 8,662         $ 7,647
12/31/2001              $14,198                 $ 8,738         $ 7,665
 1/31/2002              $13,542                 $ 8,611         $ 7,520
 2/28/2002              $12,559                 $ 8,444         $ 7,196
 3/31/2002              $13,563                 $ 8,762         $ 7,470
 4/30/2002              $12,805                 $ 8,231         $ 6,891
 5/31/2002              $12,344                 $ 8,170         $ 6,707
 6/30/2002              $11,002                 $ 7,588         $ 6,090
 7/31/2002              $ 9,486                 $ 6,997         $ 5,714
 8/31/2002              $ 9,281                 $ 7,043         $ 5,730
 9/30/2002              $ 8,359                 $ 6,277         $ 5,147
10/31/2002              $ 9,158                 $ 6,830         $ 5,605
11/30/2002              $10,152                 $ 7,232         $ 5,925
12/31/2002              $ 9,148                 $ 6,807         $ 5,516
 1/31/2003              $ 9,117                 $ 6,629         $ 5,381
 2/28/2003              $ 9,035                 $ 6,529         $ 5,349
 3/31/2003              $ 9,148                 $ 6,593         $ 5,447
 4/30/2003              $ 9,855                 $ 7,136         $ 5,857
 5/31/2003              $10,705                 $ 7,512         $ 6,173
 6/30/2003              $10,797                 $ 7,607         $ 6,260
 7/31/2003              $11,330                 $ 7,741         $ 6,438
 8/31/2003              $11,893                 $ 7,892         $ 6,611
 9/30/2003              $11,524                 $ 7,809         $ 6,533
10/31/2003              $12,559                 $ 8,250         $ 6,915
11/30/2003              $12,887                 $ 8,323         $ 6,998
12/31/2003              $13,204                 $ 8,759         $ 7,224
 1/31/2004              $13,512                 $ 8,920         $ 7,389
 2/29/2004              $13,542                 $ 9,044         $ 7,432
 3/31/2004              $13,594                 $ 8,908         $ 7,307
 4/30/2004              $13,081                 $ 8,768         $ 7,200
 5/31/2004              $13,440                 $ 8,888         $ 7,335
 6/30/2004              $13,921                 $ 9,061         $ 7,438
 7/31/2004              $12,938                 $ 8,761         $ 6,997
 8/31/2004              $12,743                 $ 8,797         $ 6,953
 9/30/2004              $13,491                 $ 8,892         $ 7,044
10/31/2004              $13,932                 $ 9,028         $ 7,159
11/30/2004              $14,905                 $ 9,393         $ 7,435
12/31/2004              $15,540                 $ 9,713         $ 7,725
 1/31/2005              $14,966                 $ 9,476         $ 7,459
 2/28/2005              $14,977                 $ 9,675         $ 7,540
 3/31/2005              $14,557                 $ 9,504         $ 7,391
 4/30/2005              $13,911                 $ 9,324         $ 7,222
 5/31/2005              $14,833                 $ 9,620         $ 7,584
 6/30/2005              $15,048                 $ 9,634         $ 7,579
 7/31/2005              $15,878                 $ 9,992         $ 7,963
 8/31/2005              $15,786                 $ 9,901         $ 7,860
 9/30/2005              $16,114                 $ 9,981         $ 7,898
10/31/2005              $16,124                 $ 9,815         $ 7,803
11/30/2005              $17,210                 $10,186         $ 8,148
12/31/2005              $17,312                 $10,190         $ 8,124
 1/31/2006              $18,511                 $10,460         $ 8,322
 2/28/2006              $18,623                 $10,488         $ 8,306
 3/31/2006              $19,217                 $10,618         $ 8,455
 4/30/2006              $19,136                 $10,761         $ 8,442
 5/31/2006              $17,650                 $10,451         $ 8,126
 6/30/2006              $17,865                 $10,465         $ 8,098
 7/31/2006              $17,046                 $10,530         $ 7,920
 8/31/2006              $17,199                 $10,781         $ 8,166
 9/30/2006              $17,630                 $11,058         $ 8,376
10/31/2006              $18,039                 $11,419         $ 8,691
11/30/2006              $18,654                 $11,636         $ 8,867
12/31/2006              $18,531                 $11,799         $ 8,892
 1/31/2007              $19,002                 $11,978         $ 9,116
 2/28/2007              $18,705                 $11,743         $ 8,956
 3/31/2007              $19,013                 $11,875         $ 9,007
 4/30/2007              $19,453                 $12,401         $ 9,416
 5/31/2007              $20,150                 $12,833         $ 9,762
 6/30/2007              $20,293                 $12,620         $ 9,624
 7/31/2007              $20,283                 $12,229         $ 9,444
 8/31/2007              $20,949                 $12,412         $ 9,602
 9/30/2007              $23,008                 $12,876         $ 9,994
10/31/2007              $24,329                 $13,081         $10,343
11/30/2007              $22,444                 $12,534         $ 9,934
12/31/2007              $22,475                 $12,447         $ 9,906
 1/31/2008              $19,955                 $11,701         $ 9,122
 2/29/2008              $19,146                 $11,321         $ 8,931
 3/31/2008              $19,105                 $11,272         $ 8,876
 4/30/2008              $21,102                 $11,821         $ 9,342

ENDNOTES

THE MANAGER OF THE FUND USES AN AGGRESSIVE GROWTH STRATEGY SO AN INVESTMENT IN THE FUND INVOLVES A GREATER DEGREE OF RISK. THE FUND MAY BE MORE VOLATILE THAN A MORE CONSERVATIVE EQUITY FUND, AND IT MAY BE BEST SUITED FOR LONG-TERM INVESTORS. THE FUND'S INVESTMENTS IN SMALLER- AND MIDSIZED-COMPANY STOCKS INVOLVE SPECIAL RISKS SUCH AS RELATIVELY SMALLER REVENUES, LIMITED PRODUCT LINES AND SMALLER MARKET SHARE. SMALLER- AND MIDSIZED-COMPANY STOCKS HISTORICALLY HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PORTFOLIO INCLUDES TECHNOLOGY STOCKS, A SECTOR THAT HAS BEEN ONE OF THE MOST VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.


                               22 | Annual Report

Your Fund's Expenses

FRANKLIN GROWTH OPPORTUNITIES FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 23

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 11/1/07      VALUE 4/30/08   PERIOD* 11/1/07-4/30/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                          $1,000            $  866.10             $5.80
Hypothetical (5% return before expenses)        $1,000            $1,018.65             $6.27

CLASS B
Actual                                          $1,000            $  863.30             $9.08
Hypothetical (5% return before expenses)        $1,000            $1,015.12             $9.82

CLASS C
Actual                                          $1,000            $  863.10             $9.08
Hypothetical (5% return before expenses)        $1,000            $1,015.12             $9.82

CLASS R
Actual                                          $1,000            $  866.10             $6.77
Hypothetical (5% return before expenses)        $1,000            $1,017.60             $7.32

ADVISOR CLASS
Actual                                          $1,000            $  867.40             $4.46
Hypothetical (5% return before expenses)        $1,000            $1,020.09             $4.82

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.25%; B: 1.96%; C: 1.96%; R: 1.46%; and
     Advisor: 0.96%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                               24 | Annual Report

Franklin Small Cap Growth Fund
(Formerly, Franklin Small Cap Growth Fund II)

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small Cap Growth Fund seeks long-term capital growth by investing at least 80% of its net assets in equity securities of small-capitalization companies with market capitalizations not exceeding that of the highest market capitalization in the Russell 2000(R) Index or $1.5 billion, whichever is greater, at the time of purchase.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Small Cap Growth Fund covers the fiscal year ended April 30, 2008.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Small Cap Growth Fund - Class A had a -14.73% cumulative total return. The Fund underperformed its narrow benchmark, the Russell 2000 Growth Index, which had a -6.70% return, and its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -4.68% return for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 28.

Effective March 31, 2008, the Fund's name changed to Franklin Small Cap Growth Fund. Our strategy remains the same.

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative

(1.) The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.

(2.) Source: Standard & Poor's Micropal. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 67.


                               Annual Report | 25

PORTFOLIO BREAKDOWN
Franklin Small Cap Growth Fund
Based on Total Net Assets as of 4/30/08

Information Technology*                     37.2%
Consumer Discretionary                      18.2%
Health Care                                 14.3%
Industrials                                  8.8%
Energy                                       8.5%
Financials                                   4.5%
Consumer Staples                             2.3%
Materials                                    1.8%
Telecommunication Services                   1.3%
Short-Term Investments & Other Net Assets    3.1%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, strong management and industry leadership are all factors we believe may contribute to strong growth potential.

MANAGER'S DISCUSSION

Among the most significant contributors to Fund performance relative to the Russell 2000 Growth Index for the 12 months under review were McMoRan Exploration (sold by period-end), an oil and gas exploration and production company; FLIR Systems, a specialized imaging systems manufacturer; and drug maker Adams Respiratory Therapeutics (sold by period-end).

Driven by stock selection, our investments in the energy, materials and information technology sectors benefited relative Fund performance. In addition to McMoRan Exploration, key contributors in the energy sector included oil and gas exploration and production companies Bill Barrett and Mariner Energy, and Superior Energy Services,(3) a specialized oil field services provider. Materials sector holding FMC Corp.,(3) an industrial chemicals company, and information technology sector holdings Power Integrations(3) and FARO Technologies, also helped the Fund. Power Integrations makes high voltage analog integrated circuitry and semiconductors found in PCs, cell phones, cable boxes and other electronic devices, while FARO Technologies makes computerized measurement devices and software.

The Fund also had some significant detractors from relative performance during the reporting period, including military armored land vehicles manufacturer Force Protection,(3) gaming and entertainment products manufacturer Shuffle Master, and drug maker Keryx Biopharmaceuticals (sold by period-end).

Stock selection in the financials, health care and industrials sectors weighed on relative Fund performance. In the financials sector, major detractors included real estate and mortgage financier RAIT Financial Trust(3) (sold by period-end) and Clayton Holdings, which provides technology-based analysis and risk-management services for lenders, investors and financial services firms. In addition to Keryx Biopharmaceuticals, health care holdings Allscripts Healthcare Solutions (sold by period-end), a clinical software and information systems developer, and Penwest Pharmaceuticals, a designer of a time-released drug delivery system, hindered Fund performance. Additionally, an underweighted

(3.) Not an index component.


                               26 | Annual Report
position in the industrials sector and owning Huron Consulting Group, which offers financial consulting services to companies in financial distress or under litigation, hurt Fund performance.

Thank you for your continued participation in Franklin Small Cap Growth Fund. We look forward to serving your future investment needs.

(PHOTO OF MICHAEL P. MCCARTHY)


/s/ Michael P. McCarthy
Michael P. McCarthy, CFA
Portfolio Manager
Franklin Small Cap Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
Franklin Small Cap Growth Fund
4/30/08

COMPANY                          % OF TOTAL
SECTOR/INDUSTRY                  NET ASSETS
------------------------------   ----------
Power Integrations Inc.             2.2%
   INFORMATION TECHNOLOGY
Psychiatric Solutions Inc.          2.0%
   HEALTH CARE
Orbital Sciences Corp.              2.0%
   INDUSTRIALS
Mariner Energy Inc.                 2.0%
   ENERGY
Superior Energy Services Inc.       1.9%
   ENERGY
Sapient Corp.                       1.9%
   INFORMATION TECHNOLOGY
Netlogic Microsystems Inc.          1.8%
   INFORMATION TECHNOLOGY
FLIR Systems Inc.                   1.8%
   INFORMATION TECHNOLOGY
Chipotle Mexican Grill Inc., B      1.8%
   CONSUMER DISCRETIONARY
Microsemi Corp.                     1.7%
   INFORMATION TECHNOLOGY


                               Annual Report | 27

Performance Summary as of 4/30/08

FRANKLIN SMALL CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FSGRX)                    CHANGE   4/30/08   4/30/07
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      -$3.96    $9.09     $13.05
DISTRIBUTIONS (5/1/07-4/30/08)
Short-Term Capital Gain          $0.0763
Long-Term Capital Gain           $2.1993
   TOTAL                         $2.2756

CLASS B (SYMBOL: FBSGX)                    CHANGE   4/30/08   4/30/07
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      -$3.92    $8.43     $12.35
DISTRIBUTIONS (5/1/07-4/30/08)
Short-Term Capital Gain          $0.0763
Long-Term Capital Gain           $2.1993
   TOTAL                         $2.2756

CLASS C (SYMBOL: FCSGX)                    CHANGE   4/30/08   4/30/07
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      -$3.93    $8.43     $12.36
DISTRIBUTIONS (5/1/07-4/30/08)
Short-Term Capital Gain          $0.0763
Long-Term Capital Gain           $2.1993
   TOTAL                         $2.2756

CLASS R (SYMBOL: FSSRX)                    CHANGE   4/30/08   4/30/07
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      -$3.95    $8.91     $12.86
DISTRIBUTIONS (5/1/07-4/30/08)
Short-Term Capital Gain          $0.0763
Long-Term Capital Gain           $2.1993
   TOTAL                         $2.2756

ADVISOR CLASS (SYMBOL: FSSAX)              CHANGE   4/30/08   4/30/07
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      -$3.97    $9.37     $13.34
DISTRIBUTIONS (5/1/07-4/30/08)
Short-Term Capital Gain          $0.0763
Long-Term Capital Gain           $2.1993
   TOTAL                         $2.2756


                               28 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.UNTIL AUGUST 31, 2008, THEFUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                          1-YEAR    5-YEAR    INCEPTION (5/1/00)
-------------------------------------           -------   --------   ------------------
Cumulative Total Return(1)                       -14.73%    +65.28%         +23.30%
Average Annual Total Return(2)                   -19.65%     +9.26%          +1.90%
Value of $10,000 Investment(3)                  $ 8,035    $15,568         $11,621
Avg. Ann. Total Return (3/31/08)(4)              -22.73%     +9.86%         +1.12%
   Total Annual Operating Expenses(5)   1.25%

CLASS B                                         1-YEAR     5-YEAR    INCEPTION (5/1/00)
-------------------------------------           -------   --------   ------------------
Cumulative Total Return(1)                       -15.27%   +59.01%         +16.55%
Average Annual Total Return(2)                   -18.00%    +9.44%          +1.93%
Value of $10,000 Investment(3)                  $ 8,200   $15,701         $11,655
Avg. Ann. Total Return (3/31/08)(4)              -21.17%   +10.09%          +1.15%
   Total Annual Operating Expenses(5)   2.01%

CLASS C                                         1-YEAR     5-YEAR    INCEPTION (5/1/00)
-------------------------------------           -------   --------   ------------------
Cumulative Total Return(1)                       -15.35%   +58.96%         +16.52%
Average Annual Total Return(2)                   -16.04%    +9.71%          +1.93%
Value of $10,000 Investment(3)                  $ 8,396   $15,896         $11,652
Avg. Ann. Total Return (3/31/08)(4)              -19.29%   +10.32%          +1.15%
   Total Annual Operating Expenses(5)   2.00%

CLASS R                                         1-YEAR     5-YEAR    INCEPTION (1/1/02)
-------------------------------------           -------   --------   ------------------
Cumulative Total Return(1)                       -14.87%   +63.04%         +22.94%
Average Annual Total Return(2)                   -14.87%   +10.27%          +3.32%
Value of $10,000 Investment(3)                  $ 8,513   $16,304         $12,294
Avg. Ann. Total Return (3/31/08)(4)              -18.28%   +10.88%          +2.31%
   Total Annual Operating Expenses(5)   1.51%

ADVISOR CLASS                                   1-YEAR     5-YEAR    INCEPTION (5/1/00)
-------------------------------------           -------   --------   ------------------
Cumulative Total Return(1)                       -14.46%   +67.11%         +26.16%
Average Annual Total Return(2)                   -14.46%   +10.81%          +2.95%
Value of $10,000 Investment(3)                  $ 8,554   $16,711         $12,616
Avg. Ann. Total Return (3/31/08)(4)              -17.82%   +11.45%          +2.17%
   Total Annual Operating Expenses(5)   1.01%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                               Annual Report | 29

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                    4/30/08
------------------------   -------
1-Year                     -19.65%
5-Year                      +9.26%
Since Inception (5/1/00)    +1.90%

CLASS A (5/1/00-4/30/08)

                              (PERFORMANCE GRAPH)

              FRANKLIN SMALL CAP     S&P 500   RUSSELL 2000
   DATE      GROWTH FUND - CLASS A    INDEX    GROWTH INDEX
----------   ---------------------   -------   ------------
  5/1/2000            $ 9,425        $10,000     $10,000
 5/31/2000            $ 8,982        $ 9,795     $ 9,124
 6/30/2000            $11,178        $10,036     $10,303
 7/31/2000            $10,688        $ 9,879     $ 9,420
 8/31/2000            $12,319        $10,493     $10,411
 9/30/2000            $11,744        $ 9,939     $ 9,894
10/31/2000            $11,008        $ 9,897     $ 9,091
11/30/2000            $ 9,048        $ 9,117     $ 7,440
12/31/2000            $ 9,623        $ 9,161     $ 7,895
 1/31/2001            $10,707        $ 9,486     $ 8,534
 2/28/2001            $ 9,161        $ 8,621     $ 7,365
 3/31/2001            $ 8,539        $ 8,075     $ 6,695
 4/30/2001            $ 9,680        $ 8,703     $ 7,515
 5/31/2001            $ 9,623        $ 8,761     $ 7,689
 6/30/2001            $ 9,906        $ 8,548     $ 7,898
 7/31/2001            $ 9,444        $ 8,464     $ 7,225
 8/31/2001            $ 8,954        $ 7,934     $ 6,773
 9/30/2001            $ 7,333        $ 7,293     $ 5,680
10/31/2001            $ 8,096        $ 7,432     $ 6,227
11/30/2001            $ 8,822        $ 8,002     $ 6,747
12/31/2001            $ 9,303        $ 8,072     $ 7,167
 1/31/2002            $ 9,161        $ 7,955     $ 6,912
 2/28/2002            $ 8,775        $ 7,801     $ 6,464
 3/31/2002            $ 9,510        $ 8,095     $ 7,026
 4/30/2002            $ 9,227        $ 7,604     $ 6,874
 5/31/2002            $ 8,803        $ 7,548     $ 6,472
 6/30/2002            $ 8,096        $ 7,010     $ 5,923
 7/31/2002            $ 6,814        $ 6,464     $ 5,013
 8/31/2002            $ 6,795        $ 6,506     $ 5,011
 9/30/2002            $ 6,013        $ 5,799     $ 4,649
10/31/2002            $ 6,579        $ 6,310     $ 4,884
11/30/2002            $ 7,220        $ 6,681     $ 5,368
12/31/2002            $ 6,767        $ 6,288     $ 4,998
 1/31/2003            $ 6,692        $ 6,124     $ 4,862
 2/28/2003            $ 6,550        $ 6,032     $ 4,733
 3/31/2003            $ 6,428        $ 6,090     $ 4,804
 4/30/2003            $ 7,031        $ 6,592     $ 5,259
 5/31/2003            $ 7,729        $ 6,939     $ 5,851
 6/30/2003            $ 7,851        $ 7,028     $ 5,964
 7/31/2003            $ 8,238        $ 7,152     $ 6,415
 8/31/2003            $ 9,048        $ 7,291     $ 6,760
 9/30/2003            $ 8,577        $ 7,214     $ 6,589
10/31/2003            $ 9,595        $ 7,622     $ 7,158
11/30/2003            $ 9,953        $ 7,689     $ 7,391
12/31/2003            $10,047        $ 8,092     $ 7,424
 1/31/2004            $10,415        $ 8,241     $ 7,814
 2/29/2004            $10,358        $ 8,355     $ 7,802
 3/31/2004            $10,320        $ 8,229     $ 7,839
 4/30/2004            $ 9,943        $ 8,100     $ 7,445
 5/31/2004            $10,236        $ 8,211     $ 7,593
 6/30/2004            $10,622        $ 8,371     $ 7,846
 7/31/2004            $ 9,774        $ 8,094     $ 7,142
 8/31/2004            $ 9,548        $ 8,127     $ 6,988
 9/30/2004            $10,057        $ 8,215     $ 7,374
10/31/2004            $10,207        $ 8,340     $ 7,553
11/30/2004            $10,782        $ 8,678     $ 8,192
12/31/2004            $11,159        $ 8,973     $ 8,486
 1/31/2005            $10,707        $ 8,754     $ 8,104
 2/28/2005            $10,999        $ 8,938     $ 8,215
 3/31/2005            $10,688        $ 8,780     $ 7,907
 4/30/2005            $10,019        $ 8,614     $ 7,404
 5/31/2005            $10,669        $ 8,888     $ 7,926
 6/30/2005            $11,018        $ 8,900     $ 8,182
 7/31/2005            $11,640        $ 9,231     $ 8,754
 8/31/2005            $11,404        $ 9,147     $ 8,631
 9/30/2005            $11,508        $ 9,221     $ 8,699
10/31/2005            $10,971        $ 9,067     $ 8,378
11/30/2005            $11,762        $ 9,410     $ 8,852
12/31/2005            $11,659        $ 9,414     $ 8,839
 1/31/2006            $12,592        $ 9,663     $ 9,691
 2/28/2006            $12,743        $ 9,689     $ 9,640
 3/31/2006            $13,148        $ 9,810     $10,108
 4/30/2006            $13,101        $ 9,941     $10,079
 5/31/2006            $12,224        $ 9,655     $ 9,370
 6/30/2006            $12,205        $ 9,668     $ 9,375
 7/31/2006            $11,480        $ 9,728     $ 8,888
 8/31/2006            $11,772        $ 9,959     $ 9,149
 9/30/2006            $11,744        $10,216     $ 9,211
10/31/2006            $12,356        $10,549     $ 9,807
11/30/2006            $12,771        $10,750     $10,042
12/31/2006            $12,761        $10,900     $10,018
 1/31/2007            $13,106        $11,065     $10,205
 2/28/2007            $13,263        $10,849     $10,172
 3/31/2007            $13,315        $10,970     $10,266
 4/30/2007            $13,628        $11,456     $10,535
 5/31/2007            $14,161        $11,856     $11,016
 6/30/2007            $14,025        $11,659     $10,954
 7/31/2007            $13,263        $11,297     $10,385
 8/31/2007            $13,492        $11,467     $10,646
 9/30/2007            $13,868        $11,896     $10,956
10/31/2007            $14,464        $12,085     $11,449
11/30/2007            $13,263        $11,580     $10,658
12/31/2007            $13,181        $11,499     $10,725
 1/31/2008            $11,736        $10,810     $ 9,741
 2/29/2008            $11,225        $10,458     $ 9,404
 3/31/2008            $10,918        $10,413     $ 9,349
 4/30/2008            $11,621        $10,920     $ 9,830

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    4/30/08
------------------------   -------
1-Year                     -18.00%
5-Year                      +9.44%
Since Inception (5/1/00)    +1.93%

CLASS B (5/1/00-4/30/08)

                               (PERFORMANCE GRAPH)

              FRANKLIN SMALL CAP     S&P 500   RUSSELL 2000
   DATE      GROWTH FUND - CLASS B    INDEX    GROWTH INDEX
----------   ---------------------   -------   ------------
  5/1/2000            $10,000        $10,000     $10,000
 5/31/2000            $ 9,530        $ 9,795     $ 9,124
 6/30/2000            $11,850        $10,036     $10,303
 7/31/2000            $11,330        $ 9,879     $ 9,420
 8/31/2000            $13,040        $10,493     $10,411
 9/30/2000            $12,430        $ 9,939     $ 9,894
10/31/2000            $11,640        $ 9,897     $ 9,091
11/30/2000            $ 9,570        $ 9,117     $ 7,440
12/31/2000            $10,170        $ 9,161     $ 7,895
 1/31/2001            $11,300        $ 9,486     $ 8,534
 2/28/2001            $ 9,670        $ 8,621     $ 7,365
 3/31/2001            $ 9,010        $ 8,075     $ 6,695
 4/30/2001            $10,200        $ 8,703     $ 7,515
 5/31/2001            $10,140        $ 8,761     $ 7,689
 6/30/2001            $10,430        $ 8,548     $ 7,898
 7/31/2001            $ 9,940        $ 8,464     $ 7,225
 8/31/2001            $ 9,420        $ 7,934     $ 6,773
 9/30/2001            $ 7,710        $ 7,293     $ 5,680
10/31/2001            $ 8,510        $ 7,432     $ 6,227
11/30/2001            $ 9,270        $ 8,002     $ 6,747
12/31/2001            $ 9,760        $ 8,072     $ 7,167
 1/31/2002            $ 9,610        $ 7,955     $ 6,912
 2/28/2002            $ 9,200        $ 7,801     $ 6,464
 3/31/2002            $ 9,970        $ 8,095     $ 7,026
 4/30/2002            $ 9,660        $ 7,604     $ 6,874
 5/31/2002            $ 9,220        $ 7,548     $ 6,472
 6/30/2002            $ 8,470        $ 7,010     $ 5,923
 7/31/2002            $ 7,130        $ 6,464     $ 5,013
 8/31/2002            $ 7,100        $ 6,506     $ 5,011
 9/30/2002            $ 6,280        $ 5,799     $ 4,649
10/31/2002            $ 6,870        $ 6,310     $ 4,884
11/30/2002            $ 7,540        $ 6,681     $ 5,368
12/31/2002            $ 7,060        $ 6,288     $ 4,998
 1/31/2003            $ 6,980        $ 6,124     $ 4,862
 2/28/2003            $ 6,830        $ 6,032     $ 4,733
 3/31/2003            $ 6,690        $ 6,090     $ 4,804
 4/30/2003            $ 7,330        $ 6,592     $ 5,259
 5/31/2003            $ 8,040        $ 6,939     $ 5,851
 6/30/2003            $ 8,160        $ 7,028     $ 5,964
 7/31/2003            $ 8,560        $ 7,152     $ 6,415
 8/31/2003            $ 9,400        $ 7,291     $ 6,760
 9/30/2003            $ 8,900        $ 7,214     $ 6,589
10/31/2003            $ 9,950        $ 7,622     $ 7,158
11/30/2003            $10,320        $ 7,689     $ 7,391
12/31/2003            $10,410        $ 8,092     $ 7,424
 1/31/2004            $10,780        $ 8,241     $ 7,814
 2/29/2004            $10,710        $ 8,355     $ 7,802
 3/31/2004            $10,670        $ 8,229     $ 7,839
 4/30/2004            $10,270        $ 8,100     $ 7,445
 5/31/2004            $10,560        $ 8,211     $ 7,593
 6/30/2004            $10,960        $ 8,371     $ 7,846
 7/31/2004            $10,070        $ 8,094     $ 7,142
 8/31/2004            $ 9,840        $ 8,127     $ 6,988
 9/30/2004            $10,350        $ 8,215     $ 7,374
10/31/2004            $10,500        $ 8,340     $ 7,553
11/30/2004            $11,090        $ 8,678     $ 8,192
12/31/2004            $11,470        $ 8,973     $ 8,486
 1/31/2005            $10,990        $ 8,754     $ 8,104
 2/28/2005            $11,290        $ 8,938     $ 8,215
 3/31/2005            $10,960        $ 8,780     $ 7,907
 4/30/2005            $10,260        $ 8,614     $ 7,404
 5/31/2005            $10,930        $ 8,888     $ 7,926
 6/30/2005            $11,280        $ 8,900     $ 8,182
 7/31/2005            $11,910        $ 9,231     $ 8,754
 8/31/2005            $11,660        $ 9,147     $ 8,631
 9/30/2005            $11,750        $ 9,221     $ 8,699
10/31/2005            $11,200        $ 9,067     $ 8,378
11/30/2005            $12,000        $ 9,410     $ 8,852
12/31/2005            $11,890        $ 9,414     $ 8,839
 1/31/2006            $12,830        $ 9,663     $ 9,691
 2/28/2006            $12,980        $ 9,689     $ 9,640
 3/31/2006            $13,380        $ 9,810     $10,108
 4/30/2006            $13,320        $ 9,941     $10,079
 5/31/2006            $12,420        $ 9,655     $ 9,370
 6/30/2006            $12,400        $ 9,668     $ 9,375
 7/31/2006            $11,650        $ 9,728     $ 8,888
 8/31/2006            $11,940        $ 9,959     $ 9,149
 9/30/2006            $11,910        $10,216     $ 9,211
10/31/2006            $12,520        $10,549     $ 9,807
11/30/2006            $12,930        $10,750     $10,042
12/31/2006            $12,920        $10,900     $10,018
 1/31/2007            $13,254        $11,065     $10,205
 2/28/2007            $13,410        $10,849     $10,172
 3/31/2007            $13,444        $10,970     $10,266
 4/30/2007            $13,756        $11,456     $10,535
 5/31/2007            $14,290        $11,856     $11,016
 6/30/2007            $14,134        $11,659     $10,954
 7/31/2007            $13,366        $11,297     $10,385
 8/31/2007            $13,589        $11,467     $10,646
 9/30/2007            $13,956        $11,896     $10,956
10/31/2007            $14,546        $12,085     $11,449
11/30/2007            $13,332        $11,580     $10,658
12/31/2007            $13,231        $11,499     $10,725
 1/31/2008            $11,780        $10,810     $ 9,741
 2/29/2008            $11,268        $10,458     $ 9,404
 3/31/2008            $10,950        $10,413     $ 9,349
 4/30/2008            $11,655        $10,920     $ 9,830


                               30 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    4/30/08
------------------------   -------
1-Year                     -16.04%
5-Year                      +9.71%
Since Inception (5/1/00)    +1.93%

CLASS C (5/1/00-4/30/08)

                               (PERFORMANCE GRAPH)

              FRANKLIN SMALL CAP     S&P 500   RUSSELL 2000
   DATE      GROWTH FUND - CLASS C    INDEX    GROWTH INDEX
----------   ---------------------   -------   ------------
  5/1/2000            $10,000        $10,000     $10,000
 5/31/2000            $ 9,530        $ 9,795     $ 9,124
 6/30/2000            $11,840        $10,036     $10,303
 7/31/2000            $11,330        $ 9,879     $ 9,420
 8/31/2000            $13,040        $10,493     $10,411
 9/30/2000            $12,430        $ 9,939     $ 9,894
10/31/2000            $11,650        $ 9,897     $ 9,091
11/30/2000            $ 9,570        $ 9,117     $ 7,440
12/31/2000            $10,180        $ 9,161     $ 7,895
 1/31/2001            $11,310        $ 9,486     $ 8,534
 2/28/2001            $ 9,680        $ 8,621     $ 7,365
 3/31/2001            $ 9,020        $ 8,075     $ 6,695
 4/30/2001            $10,210        $ 8,703     $ 7,515
 5/31/2001            $10,150        $ 8,761     $ 7,689
 6/30/2001            $10,440        $ 8,548     $ 7,898
 7/31/2001            $ 9,950        $ 8,464     $ 7,225
 8/31/2001            $ 9,420        $ 7,934     $ 6,773
 9/30/2001            $ 7,720        $ 7,293     $ 5,680
10/31/2001            $ 8,520        $ 7,432     $ 6,227
11/30/2001            $ 9,270        $ 8,002     $ 6,747
12/31/2001            $ 9,770        $ 8,072     $ 7,167
 1/31/2002            $ 9,620        $ 7,955     $ 6,912
 2/28/2002            $ 9,210        $ 7,801     $ 6,464
 3/31/2002            $ 9,970        $ 8,095     $ 7,026
 4/30/2002            $ 9,670        $ 7,604     $ 6,874
 5/31/2002            $ 9,230        $ 7,548     $ 6,472
 6/30/2002            $ 8,470        $ 7,010     $ 5,923
 7/31/2002            $ 7,130        $ 6,464     $ 5,013
 8/31/2002            $ 7,110        $ 6,506     $ 5,011
 9/30/2002            $ 6,280        $ 5,799     $ 4,649
10/31/2002            $ 6,870        $ 6,310     $ 4,884
11/30/2002            $ 7,550        $ 6,681     $ 5,368
12/31/2002            $ 7,070        $ 6,288     $ 4,998
 1/31/2003            $ 6,990        $ 6,124     $ 4,862
 2/28/2003            $ 6,830        $ 6,032     $ 4,733
 3/31/2003            $ 6,700        $ 6,090     $ 4,804
 4/30/2003            $ 7,330        $ 6,592     $ 5,259
 5/31/2003            $ 8,050        $ 6,939     $ 5,851
 6/30/2003            $ 8,170        $ 7,028     $ 5,964
 7/31/2003            $ 8,570        $ 7,152     $ 6,415
 8/31/2003            $ 9,400        $ 7,291     $ 6,760
 9/30/2003            $ 8,910        $ 7,214     $ 6,589
10/31/2003            $ 9,960        $ 7,622     $ 7,158
11/30/2003            $10,330        $ 7,689     $ 7,391
12/31/2003            $10,410        $ 8,092     $ 7,424
 1/31/2004            $10,780        $ 8,241     $ 7,814
 2/29/2004            $10,720        $ 8,355     $ 7,802
 3/31/2004            $10,670        $ 8,229     $ 7,839
 4/30/2004            $10,270        $ 8,100     $ 7,445
 5/31/2004            $10,570        $ 8,211     $ 7,593
 6/30/2004            $10,960        $ 8,371     $ 7,846
 7/31/2004            $10,080        $ 8,094     $ 7,142
 8/31/2004            $ 9,840        $ 8,127     $ 6,988
 9/30/2004            $10,360        $ 8,215     $ 7,374
10/31/2004            $10,500        $ 8,340     $ 7,553
11/30/2004            $11,090        $ 8,678     $ 8,192
12/31/2004            $11,480        $ 8,973     $ 8,486
 1/31/2005            $11,000        $ 8,754     $ 8,104
 2/28/2005            $11,290        $ 8,938     $ 8,215
 3/31/2005            $10,970        $ 8,780     $ 7,907
 4/30/2005            $10,270        $ 8,614     $ 7,404
 5/31/2005            $10,930        $ 8,888     $ 7,926
 6/30/2005            $11,280        $ 8,900     $ 8,182
 7/31/2005            $11,920        $ 9,231     $ 8,754
 8/31/2005            $11,660        $ 9,147     $ 8,631
 9/30/2005            $11,760        $ 9,221     $ 8,699
10/31/2005            $11,210        $ 9,067     $ 8,378
11/30/2005            $12,010        $ 9,410     $ 8,852
12/31/2005            $11,900        $ 9,414     $ 8,839
 1/31/2006            $12,840        $ 9,663     $ 9,691
 2/28/2006            $12,990        $ 9,689     $ 9,640
 3/31/2006            $13,380        $ 9,810     $10,108
 4/30/2006            $13,330        $ 9,941     $10,079
 5/31/2006            $12,430        $ 9,655     $ 9,370
 6/30/2006            $12,400        $ 9,668     $ 9,375
 7/31/2006            $11,660        $ 9,728     $ 8,888
 8/31/2006            $11,950        $ 9,959     $ 9,149
 9/30/2006            $11,920        $10,216     $ 9,211
10/31/2006            $12,530        $10,549     $ 9,807
11/30/2006            $12,940        $10,750     $10,042
12/31/2006            $12,919        $10,900     $10,018
 1/31/2007            $13,264        $11,065     $10,205
 2/28/2007            $13,420        $10,849     $10,172
 3/31/2007            $13,454        $10,970     $10,266
 4/30/2007            $13,766        $11,456     $10,535
 5/31/2007            $14,300        $11,856     $11,016
 6/30/2007            $14,144        $11,659     $10,954
 7/31/2007            $13,376        $11,297     $10,385
 8/31/2007            $13,599        $11,467     $10,646
 9/30/2007            $13,966        $11,896     $10,956
10/31/2007            $14,556        $12,085     $11,449
11/30/2007            $13,342        $11,580     $10,658
12/31/2007            $13,241        $11,499     $10,725
 1/31/2008            $11,790        $10,810     $ 9,741
 2/29/2008            $11,265        $10,458     $ 9,404
 3/31/2008            $10,947        $10,413     $ 9,349
 4/30/2008            $11,652        $10,920     $ 9,830

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    4/30/08
------------------------   -------
1-Year                     -14.87%
5-Year                     +10.27%
Since Inception (1/1/02)    +3.32%

CLASS R (1/1/02-4/30/08)

                               (PERFORMANCE GRAPH)

              FRANKLIN SMALL CAP     S&P 500   RUSSELL 2000
   DATE      GROWTH FUND - CLASS C    INDEX    GROWTH INDEX
----------   ---------------------   -------   ------------
  1/1/2002            $10,000        $10,000     $10,000
 1/31/2002            $ 9,838        $ 9,854     $ 9,644
 2/28/2002            $ 9,423        $ 9,664     $ 9,020
 3/31/2002            $10,213        $10,027     $ 9,804
 4/30/2002            $ 9,909        $ 9,420     $ 9,592
 5/31/2002            $ 9,463        $ 9,350     $ 9,031
 6/30/2002            $ 8,694        $ 8,684     $ 8,265
 7/31/2002            $ 7,318        $ 8,007     $ 6,995
 8/31/2002            $ 7,288        $ 8,060     $ 6,992
 9/30/2002            $ 6,447        $ 7,184     $ 6,487
10/31/2002            $ 7,045        $ 7,816     $ 6,815
11/30/2002            $ 7,743        $ 8,276     $ 7,490
12/31/2002            $ 7,257        $ 7,790     $ 6,974
 1/31/2003            $ 7,176        $ 7,586     $ 6,784
 2/28/2003            $ 7,014        $ 7,472     $ 6,603
 3/31/2003            $ 6,883        $ 7,545     $ 6,703
 4/30/2003            $ 7,540        $ 8,166     $ 7,338
 5/31/2003            $ 8,280        $ 8,596     $ 8,165
 6/30/2003            $ 8,400        $ 8,706     $ 8,322
 7/31/2003            $ 8,816        $ 8,859     $ 8,951
 8/31/2003            $ 9,686        $ 9,032     $ 9,432
 9/30/2003            $ 9,180        $ 8,936     $ 9,193
10/31/2003            $10,263        $ 9,442     $ 9,987
11/30/2003            $10,647        $ 9,525     $10,313
12/31/2003            $10,739        $10,024     $10,359
 1/31/2004            $11,124        $10,208     $10,903
 2/29/2004            $11,063        $10,350     $10,886
 3/31/2004            $11,022        $10,194     $10,937
 4/30/2004            $10,617        $10,034     $10,388
 5/31/2004            $10,921        $10,172     $10,595
 6/30/2004            $11,335        $10,370     $10,948
 7/31/2004            $10,425        $10,026     $ 9,965
 8/31/2004            $10,193        $10,067     $ 9,750
 9/30/2004            $10,729        $10,176     $10,289
10/31/2004            $10,881        $10,332     $10,539
11/30/2004            $11,498        $10,750     $11,430
12/31/2004            $11,903        $11,115     $11,841
 1/31/2005            $11,406        $10,844     $11,308
 2/28/2005            $11,720        $11,073     $11,463
 3/31/2005            $11,386        $10,877     $11,033
 4/30/2005            $10,668        $10,670     $10,331
 5/31/2005            $11,356        $11,010     $11,059
 6/30/2005            $11,731        $11,025     $11,417
 7/31/2005            $12,388        $11,435     $12,215
 8/31/2005            $12,136        $11,331     $12,043
 9/30/2005            $12,237        $11,423     $12,138
10/31/2005            $11,670        $11,232     $11,690
11/30/2005            $12,510        $11,657     $12,351
12/31/2005            $12,398        $11,661     $12,333
 1/31/2006            $13,390        $11,970     $13,523
 2/28/2006            $13,542        $12,003     $13,450
 3/31/2006            $13,968        $12,152     $14,104
 4/30/2006            $13,917        $12,315     $14,063
 5/31/2006            $12,976        $11,961     $13,074
 6/30/2006            $12,955        $11,977     $13,082
 7/31/2006            $12,186        $12,051     $12,402
 8/31/2006            $12,500        $12,338     $12,765
 9/30/2006            $12,469        $12,655     $12,852
10/31/2006            $13,118        $13,068     $13,685
11/30/2006            $13,542        $13,316     $14,012
12/31/2006            $13,532        $13,503     $13,979
 1/31/2007            $13,891        $13,707     $14,239
 2/28/2007            $14,060        $13,439     $14,194
 3/31/2007            $14,116        $13,590     $14,325
 4/30/2007            $14,441        $14,192     $14,700
 5/31/2007            $15,003        $14,687     $15,371
 6/30/2007            $14,857        $14,443     $15,284
 7/31/2007            $14,049        $13,995     $14,491
 8/31/2007            $14,284        $14,205     $14,855
 9/30/2007            $14,688        $14,736     $15,287
10/31/2007            $15,306        $14,970     $15,975
11/30/2007            $14,037        $14,344     $14,872
12/31/2007            $13,936        $14,245     $14,965
 1/31/2008            $12,418        $13,391     $13,592
 2/29/2008            $11,866        $12,956     $13,122
 3/31/2008            $11,535        $12,900     $13,046
 4/30/2008            $12,294        $13,528     $13,716


                               Annual Report | 31

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS              4/30/08
------------------------   -------
1-Year                     -14.46%
5-Year                     +10.81%
Since Inception (5/1/00)    +2.95%

ADVISOR CLASS (5/1/00-4/30/08)

                               (PERFORMANCE GRAPH)

              FRANKLIN SMALL CAP           S&P 500   RUSSELL 2000
   DATE      GROWTH FUND - ADVISOR CLASS    INDEX    GROWTH INDEX
----------   ---------------------------   -------   -------------
  5/1/2000             $10,000             $10,000      $10,000
 5/31/2000             $ 9,530             $ 9,795      $ 9,124
 6/30/2000             $11,870             $10,036      $10,303
 7/31/2000             $11,350             $ 9,879      $ 9,420
 8/31/2000             $13,080             $10,493      $10,411
 9/30/2000             $12,490             $ 9,939      $ 9,894
10/31/2000             $11,710             $ 9,897      $ 9,091
11/30/2000             $ 9,630             $ 9,117      $ 7,440
12/31/2000             $10,240             $ 9,161      $ 7,895
 1/31/2001             $11,390             $ 9,486      $ 8,534
 2/28/2001             $ 9,760             $ 8,621      $ 7,365
 3/31/2001             $ 9,100             $ 8,075      $ 6,695
 4/30/2001             $10,310             $ 8,703      $ 7,515
 5/31/2001             $10,250             $ 8,761      $ 7,689
 6/30/2001             $10,560             $ 8,548      $ 7,898
 7/31/2001             $10,070             $ 8,464      $ 7,225
 8/31/2001             $ 9,550             $ 7,934      $ 6,773
 9/30/2001             $ 7,830             $ 7,293      $ 5,680
10/31/2001             $ 8,640             $ 7,432      $ 6,227
11/30/2001             $ 9,420             $ 8,002      $ 6,747
12/31/2001             $ 9,930             $ 8,072      $ 7,167
 1/31/2002             $ 9,780             $ 7,955      $ 6,912
 2/28/2002             $ 9,370             $ 7,801      $ 6,464
 3/31/2002             $10,160             $ 8,095      $ 7,026
 4/30/2002             $ 9,860             $ 7,604      $ 6,874
 5/31/2002             $ 9,420             $ 7,548      $ 6,472
 6/30/2002             $ 8,660             $ 7,010      $ 5,923
 7/31/2002             $ 7,290             $ 6,464      $ 5,013
 8/31/2002             $ 7,270             $ 6,506      $ 5,011
 9/30/2002             $ 6,430             $ 5,799      $ 4,649
10/31/2002             $ 7,040             $ 6,310      $ 4,884
11/30/2002             $ 7,740             $ 6,681      $ 5,368
12/31/2002             $ 7,250             $ 6,288      $ 4,998
 1/31/2003             $ 7,180             $ 6,124      $ 4,862
 2/28/2003             $ 7,030             $ 6,032      $ 4,733
 3/31/2003             $ 6,890             $ 6,090      $ 4,804
 4/30/2003             $ 7,550             $ 6,592      $ 5,259
 5/31/2003             $ 8,300             $ 6,939      $ 5,851
 6/30/2003             $ 8,430             $ 7,028      $ 5,964
 7/31/2003             $ 8,850             $ 7,152      $ 6,415
 8/31/2003             $ 9,720             $ 7,291      $ 6,760
 9/30/2003             $ 9,220             $ 7,214      $ 6,589
10/31/2003             $10,310             $ 7,622      $ 7,158
11/30/2003             $10,700             $ 7,689      $ 7,391
12/31/2003             $10,800             $ 8,092      $ 7,424
 1/31/2004             $11,190             $ 8,241      $ 7,814
 2/29/2004             $11,140             $ 8,355      $ 7,802
 3/31/2004             $11,100             $ 8,229      $ 7,839
 4/30/2004             $10,690             $ 8,100      $ 7,445
 5/31/2004             $11,010             $ 8,211      $ 7,593
 6/30/2004             $11,430             $ 8,371      $ 7,846
 7/31/2004             $10,510             $ 8,094      $ 7,142
 8/31/2004             $10,280             $ 8,127      $ 6,988
 9/30/2004             $10,820             $ 8,215      $ 7,374
10/31/2004             $10,980             $ 8,340      $ 7,553
11/30/2004             $11,610             $ 8,678      $ 8,192
12/31/2004             $12,020             $ 8,973      $ 8,486
 1/31/2005             $11,530             $ 8,754      $ 8,104
 2/28/2005             $11,850             $ 8,938      $ 8,215
 3/31/2005             $11,520             $ 8,780      $ 7,907
 4/30/2005             $10,790             $ 8,614      $ 7,404
 5/31/2005             $11,500             $ 8,888      $ 7,926
 6/30/2005             $11,880             $ 8,900      $ 8,182
 7/31/2005             $12,550             $ 9,231      $ 8,754
 8/31/2005             $12,300             $ 9,147      $ 8,631
 9/30/2005             $12,410             $ 9,221      $ 8,699
10/31/2005             $11,840             $ 9,067      $ 8,378
11/30/2005             $12,690             $ 9,410      $ 8,852
12/31/2005             $12,590             $ 9,414      $ 8,839
 1/31/2006             $13,600             $ 9,663      $ 9,691
 2/28/2006             $13,760             $ 9,689      $ 9,640
 3/31/2006             $14,200             $ 9,810      $10,108
 4/30/2006             $14,150             $ 9,941      $10,079
 5/31/2006             $13,200             $ 9,655      $ 9,370
 6/30/2006             $13,190             $ 9,668      $ 9,375
 7/31/2006             $12,400             $ 9,728      $ 8,888
 8/31/2006             $12,730             $ 9,959      $ 9,149
 9/30/2006             $12,700             $10,216      $ 9,211
10/31/2006             $13,370             $10,549      $ 9,807
11/30/2006             $13,810             $10,750      $10,042
12/31/2006             $13,810             $10,900      $10,018
 1/31/2007             $14,186             $11,065      $10,205
 2/28/2007             $14,363             $10,849      $10,172
 3/31/2007             $14,418             $10,970      $10,266
 4/30/2007             $14,750             $11,456      $10,535
 5/31/2007             $15,336             $11,856      $11,016
 6/30/2007             $15,192             $11,659      $10,954
 7/31/2007             $14,374             $11,297      $10,385
 8/31/2007             $14,617             $11,467      $10,646
 9/30/2007             $15,037             $11,896      $10,956
10/31/2007             $15,679             $12,085      $11,449
11/30/2007             $14,385             $11,580      $10,658
12/31/2007             $14,300             $11,499      $10,725
 1/31/2008             $12,738             $10,810      $ 9,741
 2/29/2008             $12,186             $10,458      $ 9,404
 3/31/2008             $11,849             $10,413      $ 9,349
 4/30/2008             $12,616             $10,920      $ 9,830

ENDNOTES

SMALLER AND NEWER COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS. THEIR GROWTH PROSPECTS ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES, AND THEY CAN BE VOLATILE. THE FUND IS INTENDED FOR LONG-TERM INVESTORS WHO ARE COMFORTABLE WITH SHORT-TERM FLUCTUATIONS IN SHARE PRICE. THERE ARE SPECIAL RISKS INVOLVED WITH SIGNIFICANT EXPOSURE TO A PARTICULAR SECTOR, INCLUDING INCREASED SUSCEPTIBILITY RELATED TO ECONOMIC, BUSINESS, OR OTHER DEVELOPMENTS AFFECTING THAT SECTOR. THE FUND INCLUDES INVESTMENTS IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN HIGHLY VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.


                               32 | Annual Report

Your Fund's Expenses

FRANKLIN SMALL CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 33

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/07      VALUE 4/30/08   PERIOD* 11/1/07-4/30/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  803.50              $4.93
Hypothetical (5% return before expenses)         $1,000           $1,019.39              $5.52

CLASS B
Actual                                           $1,000           $  801.20              $8.33
Hypothetical (5% return before expenses)         $1,000           $1,015.61              $9.32

CLASS C
Actual                                           $1,000           $  800.50              $8.28
Hypothetical (5% return before expenses)         $1,000           $1,015.66              $9.27

CLASS R
Actual                                           $1,000           $  803.20              $6.10
Hypothetical (5% return before expenses)         $1,000           $1,018.10              $6.82

ADVISOR CLASS
Actual                                           $1,000           $  804.70              $3.81
Hypothetical (5% return before expenses)         $1,000           $1,020.64              $4.27

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.10%; B: 1.86%; C: 1.85%; R: 1.36%; and
     Advisor: 0.85%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                               34 | Annual Report

Franklin Small-Mid Cap Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small-Mid Cap Growth Fund seeks long-term capital growth by investing at least 80% of its net assets in equity securities of small-cap and mid-cap companies. The Fund defines small-cap companies as those within the market capitalization range of companies in the Russell 2500(TM) Index at the time of purchase, and mid-cap companies as those within the market capitalization range of the Russell Midcap(R) Index at the time of purchase.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Small-Mid Cap Growth Fund covers the fiscal year ended April 30, 2008.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Small-Mid Cap Growth Fund - Class A had a -6.24% cumulative total return. The Fund underperformed its benchmarks, the Russell Midcap Growth Index and the Standard & Poor's 500 Index (S&P 500), which had total returns of -1.93% and -4.68% for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 38.

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive

(1.) The Russell 2500 Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent approximately 17% of total market capitalization of the Russell 3000 Index. The Russell Midcap Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 26% of total market capitalization of the Russell 1000 Index.

(2.) Source: Standard & Poor's Micropal. The Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 75.


                               Annual Report | 35

PORTFOLIO BREAKDOWN
Franklin Small-Mid Cap Growth Fund
Based on Total Net Assets as of 4/30/08

Information Technology*                     26.5%
Industrials                                 15.7%
Energy                                      15.0%
Health Care                                 13.6%
Consumer Discretionary                      11.2%
Telecommunication Services                   4.7%
Financials                                   3.8%
Consumer Staples                             1.7%
Utilities                                    1.0%
Materials                                    0.1%
Short-Term Investments & Other Net Assets    6.7%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

advantages such as a particular product niche, proven technology, sound financial profits and records, strong management and industry leadership are all factors we believe may contribute to strong growth potential.

MANAGER'S DISCUSSION

During the 12 months under review, among the holdings that contributed most to Fund performance relative to the Russell Midcap Growth Index were specialized imaging systems manufacturer FLIR Systems;(3) undersea oil and gas drilling and production systems manufacturer FMC Technologies; and oil and gas exploration and production company Bill Barrett.(3)

Driven by stock selection, our investments in the energy, consumer discretionary and information technology sectors supported relative Fund performance. In addition to FMC Technologies and Bill Barrett, energy holdings Southwestern Energy, an oil and gas exploration and production company, and National Oilwell Varco, an oil and gas drilling equipment manufacturer, also fared well. An underweighted position in the consumer discretionary sector and owning Chipotle Mexican Grill,(3) a fast-food operator in almost 30 states, helped Fund returns. Additional contributors in the information technology sector included solar energy systems manufacturer SunPower and navigational systems and software maker Trimble Navigation.

By contrast, major detractors from relative Fund performance during the reporting period included semiconductor company FormFactor,(3) military armored land vehicles manufacturer Force Protection,(3) and online brokerage E*TRADE Financial (sold by period-end).

On a sector basis, stock selection in financials weighed on relative Fund performance, and detractors besides E*TRADE Financial included regional bank East West Bancorp(sold by period-end) and real estate investment trust iStar Financial.(3) Stock selection also negatively impacted the industrials sector, where our positions in railcar and construction equipment manufacturer Trinity Industries (sold by period-end) and European discount airline Ryanair Holdings
(3) declined in value. In the telecommunication services sector, an overweighted allocation hurt relative Fund performance, and underperformers included wireless services providers NII Holdings and Leap Wireless International (sold by period-end).

(3.) Not an index component.


                               36 | Annual Report

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.

(PHOTO OF EDWARD B. JAMIESON)


/s/ Edward B. Jamieson
Edward B. Jamieson
Portfolio Manager
Franklin Small-Mid Cap Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
Franklin Small-Mid Cap Growth Fund
4/30/08

COMPANY                      % OF TOTAL
SECTOR/INDUSTRY              NET ASSETS
--------------------------   ----------
Smith International Inc.         3.3%
   ENERGY
FLIR Systems Inc.                3.2%
   INFORMATION TECHNOLOGY
FMC Technologies                 2.6%
   ENERGY
AMTEK Inc.                       2.5%
   INDUSTRIALS
Harris Corp.                     2.5%
   INFORMATION TECHNOLOGY
Noble Energy Inc.                2.4%
   ENERGY
Precision Castparts Corp.        2.4%
   INDUSTRIALS
Microsemi Corp.                  2.1%
   INFORMATION TECHNOLOGY
Silicon Laboratories Inc.        2.1%
   INFORMATION TECHNOLOGY
Nuance Communications Inc.       2.0%
   INFORMATION TECHNOLOGY


                               Annual Report | 37

Performance Summary as of 4/30/08

FRANKLIN SMALL-MID CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRSGX)                     CHANGE   4/30/08   4/30/07
-------------------------------             ------   -------   -------
Net Asset Value (NAV)                       -$8.84    $32.70    $41.54
DISTRIBUTIONS (5/1/07-4/30/08)
Short-Term Capital Gain           $0.2258
Long-Term Capital Gain            $6.4943
   TOTAL                          $6.7201

CLASS B (SYMBOL: FBSMX)                     CHANGE   4/30/08   4/30/07
-------------------------------             ------   -------   -------
Net Asset Value (NAV)                       -$9.00    $31.00    $40.00
DISTRIBUTIONS (5/1/07-4/30/08)
Short-Term Capital Gain           $0.2258
Long-Term Capital Gain            $6.4943
   TOTAL                          $6.7201

CLASS C (SYMBOL: FRSIX)                     CHANGE   4/30/08   4/30/07
-------------------------------             ------   -------   -------
Net Asset Value (NAV)                       -$8.93    $29.92    $38.85
DISTRIBUTIONS (5/1/07-4/30/08)
Short-Term Capital Gain           $0.2258
Long-Term Capital Gain            $6.4943
   TOTAL                          $6.7201

CLASS R (SYMBOL: FSMRX)                     CHANGE   4/30/08   4/30/07
-------------------------------             ------   -------   -------
Net Asset Value (NAV)                       -$8.90    $32.06    $40.96
DISTRIBUTIONS (5/1/07-4/30/08)
Short-Term Capital Gain           $0.2258
Long-Term Capital Gain            $6.4943
   TOTAL                          $6.7201

ADVISOR CLASS (SYMBOL: FSGAX)               CHANGE   4/30/08   4/30/07
-------------------------------             ------   -------   -------
Net Asset Value (NAV)                       -$8.79    $33.43    $42.22
DISTRIBUTIONS (5/1/07-4/30/08)
Short-Term Capital Gain           $0.2258
Long-Term Capital Gain            $6.4943
   TOTAL                          $6.7201


                               38 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETU RNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.UNTIL AUGUST 31, 2008, THEFUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYSOF PURCHASE.

CLASS A                                         1-YEAR    5-YEAR   10-YEAR
-------------------------------------          -------   -------   -------
Cumulative Total Return(1)                       -6.24%   +80.95%   +67.79%
Average Annual Total Return(2)                  -11.62%   +11.27%    +4.69%
Value of $10,000 Investment(3)                 $ 8,838   $17,055   $15,815
Avg. Ann. Total Return (3/31/08)(4)             -15.41%   +11.17%    +4.02%
   Total Annual Operating Expenses(5)   1.00%

CLASS B                                         1-YEAR    5-YEAR   INCEPTION (7/1/02)
-------------------------------------          -------   -------   ------------------
Cumulative Total Return(1)                       -6.92%   +74.25%        +64.73%
Average Annual Total Return(2)                  -10.02%   +11.49%         +8.82%
Value of $10,000 Investment(3)                 $ 8,998   $17,225        $16,373
Avg. Ann. Total Return (3/31/08)(4)             -13.87%   +11.40%         +7.42%
   Total Annual Operating Expenses(5)   1.75%

CLASS C                                         1-YEAR    5-YEAR   10-YEAR
-------------------------------------          -------   -------   -------
Cumulative Total Return(1)                       -6.94%   +74.33%   +55.80%
Average Annual Total Return(2)                   -7.71%   +11.76%    +4.53%
Value of $10,000 Investment(3)                 $ 9,229   $17,433   $15,580
Avg. Ann. Total Return (3/31/08)(4)             -11.64%   +11.68%    +3.86%
   Total Annual Operating Expenses(5)   1.74%

CLASS R                                         1-YEAR    5-YEAR   INCEPTION (1/1/02)
-------------------------------------          -------   -------   ------------------
Cumulative Total Return(1)                       -6.48%   +78.64%        +32.20%
Average Annual Total Return(2)                   -6.48%   +12.30%         +4.51%
Value of $10,000 Investment(3)                 $ 9,352   $17,864        $16,353
Avg. Ann. Total Return (3/31/08)(4)             -10.47%   +12.21%         +3.22%
   Total Annual Operating Expenses(5)   1.25%

ADVISOR CLASS                                   1-YEAR    5-YEAR   10-YEAR
-------------------------------------          -------   -------   -------
Cumulative Total Return(1)                       -6.00%   +83.21%   +72.07%
Average Annual Total Return(2)                   -6.00%   +12.87%    +5.58%
Value of $10,000 Investment(3)                 $ 9,400   $18,321   $17,207
Avg. Ann. Total Return (3/31/08)(4)             -10.02%   +12.78%    +4.91%
   Total Annual Operating Expenses(5)   0.75%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                               Annual Report | 39

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   4/30/08
-------   -------
1-Year    -11.62%
5-Year    +11.27%
10-Year    +4.69%

CLASS A (5/1/98-4/30/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN SMALL-MID CAP                   RUSSELL MIDCAP
   DATE       GROWTH FUND - CLASS A   S&P 500 INDEX    GROWTH INDEX
----------   ----------------------   -------------   --------------
  5/1/1998           $ 9,426             $10,000          $10,000
 5/31/1998           $ 8,797             $ 9,828          $ 9,589
 6/30/1998           $ 8,840             $10,227          $ 9,860
 7/31/1998           $ 7,986             $10,118          $ 9,438
 8/31/1998           $ 6,194             $ 8,656          $ 7,636
 9/30/1998           $ 6,758             $ 9,210          $ 8,214
10/31/1998           $ 7,183             $ 9,959          $ 8,819
11/30/1998           $ 7,743             $10,563          $ 9,414
12/31/1998           $ 8,333             $11,171          $10,389
 1/31/1999           $ 8,795             $11,639          $10,700
 2/28/1999           $ 8,016             $11,277          $10,177
 3/31/1999           $ 8,485             $11,728          $10,744
 4/30/1999           $ 9,101             $12,182          $11,233
 5/31/1999           $ 9,064             $11,895          $11,089
 6/30/1999           $ 9,821             $12,555          $11,863
 7/31/1999           $ 9,770             $12,163          $11,485
 8/31/1999           $ 9,917             $12,102          $11,366
 9/30/1999           $10,279             $11,771          $11,269
10/31/1999           $11,483             $12,516          $12,140
11/30/1999           $13,196             $12,770          $13,397
12/31/1999           $16,424             $13,522          $15,717
 1/31/2000           $16,174             $12,843          $15,714
 2/29/2000           $20,398             $12,600          $19,018
 3/31/2000           $18,675             $13,832          $19,037
 4/30/2000           $16,926             $13,416          $17,189
 5/31/2000           $15,813             $13,141          $15,936
 6/30/2000           $18,262             $13,465          $17,627
 7/31/2000           $17,157             $13,254          $16,511
 8/31/2000           $19,513             $14,078          $19,001
 9/30/2000           $18,861             $13,334          $18,072
10/31/2000           $17,402             $13,278          $16,835
11/30/2000           $13,673             $12,231          $13,177
12/31/2000           $14,814             $12,291          $13,871
 1/31/2001           $15,545             $12,727          $14,663
 2/28/2001           $12,607             $11,567          $12,127
 3/31/2001           $11,243             $10,834          $10,391
 4/30/2001           $12,863             $11,676          $12,123
 5/31/2001           $12,750             $11,754          $12,066
 6/30/2001           $12,614             $11,468          $12,073
 7/31/2001           $11,955             $11,355          $11,258
 8/31/2001           $11,138             $10,644          $10,442
 9/30/2001           $ 9,443             $ 9,785          $ 8,717
10/31/2001           $10,249             $ 9,971          $ 9,633
11/30/2001           $11,194             $10,736          $10,670
12/31/2001           $11,773             $10,830          $11,075
 1/31/2002           $11,316             $10,672          $10,716
 2/28/2002           $10,674             $10,466          $10,108
 3/31/2002           $11,448             $10,860          $10,880
 4/30/2002           $10,897             $10,201          $10,304
 5/31/2002           $10,546             $10,126          $ 9,996
 6/30/2002           $ 9,545             $ 9,405          $ 8,893
 7/31/2002           $ 8,332             $ 8,672          $ 8,029
 8/31/2002           $ 8,287             $ 8,729          $ 8,001
 9/30/2002           $ 7,558             $ 7,780          $ 7,366
10/31/2002           $ 8,215             $ 8,465          $ 7,936
11/30/2002           $ 8,925             $ 8,963          $ 8,557
12/31/2002           $ 8,291             $ 8,437          $ 8,040
 1/31/2003           $ 8,181             $ 8,216          $ 7,961
 2/28/2003           $ 8,079             $ 8,092          $ 7,892
 3/31/2003           $ 8,091             $ 8,171          $ 8,039
 4/30/2003           $ 8,740             $ 8,844          $ 8,586
 5/31/2003           $ 9,560             $ 9,310          $ 9,413
 6/30/2003           $ 9,613             $ 9,429          $ 9,547
 7/31/2003           $ 9,854             $ 9,595          $ 9,888
 8/31/2003           $10,364             $ 9,782          $10,432
 9/30/2003           $10,036             $ 9,678          $10,230
10/31/2003           $10,837             $10,226          $11,055
11/30/2003           $11,207             $10,316          $11,350
12/31/2003           $11,414             $10,857          $11,474
 1/31/2004           $11,739             $11,056          $11,853
 2/29/2004           $11,747             $11,210          $12,052
 3/31/2004           $11,671             $11,040          $12,029
 4/30/2004           $11,214             $10,867          $11,689
 5/31/2004           $11,566             $11,016          $11,965
 6/30/2004           $11,913             $11,230          $12,156
 7/31/2004           $11,116             $10,859          $11,351
 8/31/2004           $10,969             $10,903          $11,211
 9/30/2004           $11,411             $11,021          $11,629
10/31/2004           $11,811             $11,189          $12,024
11/30/2004           $12,404             $11,642          $12,645
12/31/2004           $12,903             $12,038          $13,250
 1/31/2005           $12,548             $11,745          $12,896
 2/28/2005           $12,853             $11,992          $13,222
 3/31/2005           $12,423             $11,779          $13,029
 4/30/2005           $11,826             $11,556          $12,514
 5/31/2005           $12,544             $11,924          $13,230
 6/30/2005           $12,921             $11,941          $13,476
 7/31/2005           $13,707             $12,385          $14,263
 8/31/2005           $13,696             $12,272          $14,176
 9/30/2005           $13,832             $12,371          $14,359
10/31/2005           $13,514             $12,165          $13,936
11/30/2005           $14,225             $12,625          $14,693
12/31/2005           $14,263             $12,629          $14,854
 1/31/2006           $15,057             $12,964          $15,743
 2/28/2006           $15,027             $12,999          $15,549
 3/31/2006           $15,330             $13,161          $15,984
 4/30/2006           $15,280             $13,337          $16,052
 5/31/2006           $14,452             $12,954          $15,296
 6/30/2006           $14,414             $12,971          $15,234
 7/31/2006           $13,949             $13,051          $14,688
 8/31/2006           $14,305             $13,362          $15,026
 9/30/2006           $14,437             $13,706          $15,369
10/31/2006           $14,895             $14,153          $15,959
11/30/2006           $15,481             $14,422          $16,585
12/31/2006           $15,336             $14,624          $16,437
 1/31/2007           $15,799             $14,845          $17,035
 2/28/2007           $15,977             $14,555          $16,998
 3/31/2007           $16,241             $14,718          $17,087
 4/30/2007           $16,867             $15,370          $17,837
 5/31/2007           $17,610             $15,906          $18,561
 6/30/2007           $17,407             $15,642          $18,239
 7/31/2007           $16,984             $15,157          $17,831
 8/31/2007           $17,277             $15,384          $17,927
 9/30/2007           $18,259             $15,959          $18,631
10/31/2007           $18,747             $16,213          $19,106
11/30/2007           $17,131             $15,535          $18,265
12/31/2007           $17,126             $15,427          $18,315
 1/31/2008           $15,351             $14,502          $16,859
 2/29/2008           $14,915             $14,031          $16,602
 3/31/2008           $14,577             $13,970          $16,309
 4/30/2008           $15,815             $14,651          $17,493

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    4/30/08
------------------------   -------
1-Year                     -10.02%
5-Year                     +11.49%
Since Inception (7/1/02)    +8.82%

CLASS B (7/1/02-4/30/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN SMALL-MID CAP                   RUSSELL MIDCAP
   DATE       GROWTH FUND - CLASS B   S&P 500 INDEX    GROWTH INDEX
----------   ----------------------   -------------   --------------
  7/1/2002          $10,000              $10,000          $10,000
 7/31/2002          $ 9,063              $ 9,220          $ 9,028
 8/31/2002          $ 9,001              $ 9,281          $ 8,997
 9/30/2002          $ 8,208              $ 8,272          $ 8,282
10/31/2002          $ 8,915              $ 9,000          $ 8,924
11/30/2002          $ 9,684              $ 9,530          $ 9,622
12/31/2002          $ 8,989              $ 8,970          $ 9,041
 1/31/2003          $ 8,861              $ 8,735          $ 8,952
 2/28/2003          $ 8,751              $ 8,604          $ 8,874
 3/31/2003          $ 8,755              $ 8,688          $ 9,039
 4/30/2003          $ 9,453              $ 9,403          $ 9,655
 5/31/2003          $10,329              $ 9,899          $10,584
 6/30/2003          $10,382              $10,025          $10,735
 7/31/2003          $10,637              $10,202          $11,119
 8/31/2003          $11,180              $10,401          $11,731
 9/30/2003          $10,814              $10,290          $11,503
10/31/2003          $11,673              $10,873          $12,430
11/30/2003          $12,063              $10,968          $12,763
12/31/2003          $12,277              $11,543          $12,902
 1/31/2004          $12,618              $11,755          $13,328
 2/29/2004          $12,622              $11,919          $13,552
 3/31/2004          $12,532              $11,739          $13,526
 4/30/2004          $12,035              $11,555          $13,144
 5/31/2004          $12,400              $11,713          $13,454
 6/30/2004          $12,766              $11,941          $13,669
 7/31/2004          $11,903              $11,546          $12,763
 8/31/2004          $11,739              $11,592          $12,606
 9/30/2004          $12,207              $11,718          $13,077
10/31/2004          $12,626              $11,897          $13,520
11/30/2004          $13,251              $12,378          $14,218
12/31/2004          $13,777              $12,800          $14,900
 1/31/2005          $13,391              $12,488          $14,501
 2/28/2005          $13,707              $12,750          $14,868
 3/31/2005          $13,239              $12,525          $14,651
 4/30/2005          $12,598              $12,287          $14,071
 5/31/2005          $13,350              $12,678          $14,877
 6/30/2005          $13,744              $12,696          $15,153
 7/31/2005          $14,570              $13,168          $16,038
 8/31/2005          $14,550              $13,048          $15,940
 9/30/2005          $14,686              $13,154          $16,146
10/31/2005          $14,340              $12,934          $15,671
11/30/2005          $15,080              $13,424          $16,521
12/31/2005          $15,113              $13,428          $16,702
 1/31/2006          $15,943              $13,784          $17,702
 2/28/2006          $15,902              $13,821          $17,485
 3/31/2006          $16,219              $13,993          $17,973
 4/30/2006          $16,157              $14,181          $18,049
 5/31/2006          $15,269              $13,773          $17,200
 6/30/2006          $15,216              $13,792          $17,130
 7/31/2006          $14,718              $13,877          $16,516
 8/31/2006          $15,080              $14,207          $16,896
 9/30/2006          $15,212              $14,573          $17,282
10/31/2006          $15,688              $15,048          $17,945
11/30/2006          $16,293              $15,334          $18,649
12/31/2006          $16,131              $15,549          $18,482
 1/31/2007          $16,608              $15,784          $19,155
 2/28/2007          $16,785              $15,476          $19,113
 3/31/2007          $17,051              $15,649          $19,214
 4/30/2007          $17,697              $16,342          $20,057
 5/31/2007          $18,467              $16,912          $20,871
 6/30/2007          $18,241              $16,631          $20,509
 7/31/2007          $17,790              $16,116          $20,050
 8/31/2007          $18,082              $16,357          $20,158
 9/30/2007          $19,099              $16,969          $20,949
10/31/2007          $19,595              $17,239          $21,484
11/30/2007          $17,896              $16,518          $20,538
12/31/2007          $17,876              $16,403          $20,594
 1/31/2008          $16,016              $15,420          $18,958
 2/29/2008          $15,554              $14,919          $18,669
 3/31/2008          $15,192              $14,854          $18,339
 4/30/2008          $16,373              $15,578          $19,670


                               40 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   4/30/08
-------   -------
1-Year     -7.71%
5-Year    +11.76%
10-Year    +4.53%

CLASS C (5/1/98-4/30/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN SMALL-MID CAP   S&P 500   RUSSELL MIDCAP
   DATE       GROWTH FUND - CLASS C    INDEX     GROWTH INDEX
----------   ----------------------   -------   --------------
  5/1/1998          $10,000           $10,000       $10,000
 5/31/1998          $ 9,328           $ 9,828       $ 9,589
 6/30/1998          $ 9,367           $10,227       $ 9,860
 7/31/1998          $ 8,456           $10,118       $ 9,438
 8/31/1998          $ 6,556           $ 8,656       $ 7,636
 9/30/1998          $ 7,150           $ 9,210       $ 8,214
10/31/1998          $ 7,596           $ 9,959       $ 8,819
11/30/1998          $ 8,178           $10,563       $ 9,414
12/31/1998          $ 8,803           $11,171       $10,389
 1/31/1999          $ 9,280           $11,639       $10,700
 2/28/1999          $ 8,456           $11,277       $10,177
 3/31/1999          $ 8,949           $11,728       $10,744
 4/30/1999          $ 9,592           $12,182       $11,233
 5/31/1999          $ 9,548           $11,895       $11,089
 6/30/1999          $10,337           $12,555       $11,863
 7/31/1999          $10,278           $12,163       $11,485
 8/31/1999          $10,424           $12,102       $11,366
 9/30/1999          $10,799           $11,771       $11,269
10/31/1999          $12,057           $12,516       $12,140
11/30/1999          $13,847           $12,770       $13,397
12/31/1999          $17,220           $13,522       $15,717
 1/31/2000          $16,950           $12,843       $15,714
 2/29/2000          $21,366           $12,600       $19,018
 3/31/2000          $19,547           $13,832       $19,037
 4/30/2000          $17,705           $13,416       $17,189
 5/31/2000          $16,529           $13,141       $15,936
 6/30/2000          $19,079           $13,465       $17,627
 7/31/2000          $17,911           $13,254       $16,511
 8/31/2000          $20,357           $14,078       $19,001
 9/30/2000          $19,666           $13,334       $18,072
10/31/2000          $18,133           $13,278       $16,835
11/30/2000          $14,238           $12,231       $13,177
12/31/2000          $15,413           $12,291       $13,871
 1/31/2001          $16,169           $12,727       $14,663
 2/28/2001          $13,100           $11,567       $12,127
 3/31/2001          $11,678           $10,834       $10,391
 4/30/2001          $13,348           $11,676       $12,123
 5/31/2001          $13,228           $11,754       $12,066
 6/30/2001          $13,076           $11,468       $12,073
 7/31/2001          $12,385           $11,355       $11,258
 8/31/2001          $11,534           $10,644       $10,442
 9/30/2001          $ 9,768           $ 9,785       $ 8,717
10/31/2001          $10,599           $ 9,971       $ 9,633
11/30/2001          $11,566           $10,736       $10,670
12/31/2001          $12,157           $10,830       $11,075
 1/31/2002          $11,678           $10,672       $10,716
 2/28/2002          $11,011           $10,466       $10,108
 3/31/2002          $11,802           $10,860       $10,880
 4/30/2002          $11,222           $10,201       $10,304
 5/31/2002          $10,855           $10,126       $ 9,996
 6/30/2002          $ 9,820           $ 9,405       $ 8,893
 7/31/2002          $ 8,570           $ 8,672       $ 8,029
 8/31/2002          $ 8,514           $ 8,729       $ 8,001
 9/30/2002          $ 7,763           $ 7,780       $ 7,366
10/31/2002          $ 8,430           $ 8,465       $ 7,936
11/30/2002          $ 9,153           $ 8,963       $ 8,557
12/31/2002          $ 8,498           $ 8,437       $ 8,040
 1/31/2003          $ 8,378           $ 8,216       $ 7,961
 2/28/2003          $ 8,270           $ 8,092       $ 7,892
 3/31/2003          $ 8,274           $ 8,171       $ 8,039
 4/30/2003          $ 8,937           $ 8,844       $ 8,586
 5/31/2003          $ 9,768           $ 9,310       $ 9,413
 6/30/2003          $ 9,816           $ 9,429       $ 9,547
 7/31/2003          $10,060           $ 9,595       $ 9,888
 8/31/2003          $10,571           $ 9,782       $10,432
 9/30/2003          $10,228           $ 9,678       $10,230
10/31/2003          $11,039           $10,226       $11,055
11/30/2003          $11,406           $10,316       $11,350
12/31/2003          $11,610           $10,857       $11,474
 1/31/2004          $11,934           $11,056       $11,853
 2/29/2004          $11,938           $11,210       $12,052
 3/31/2004          $11,854           $11,040       $12,029
 4/30/2004          $11,382           $10,867       $11,689
 5/31/2004          $11,730           $11,016       $11,965
 6/30/2004          $12,081           $11,230       $12,156
 7/31/2004          $11,266           $10,859       $11,351
 8/31/2004          $11,111           $10,903       $11,211
 9/30/2004          $11,554           $11,021       $11,629
10/31/2004          $11,954           $11,189       $12,024
11/30/2004          $12,545           $11,642       $12,645
12/31/2004          $13,032           $12,038       $13,250
 1/31/2005          $12,665           $11,745       $12,896
 2/28/2005          $12,968           $11,992       $13,222
 3/31/2005          $12,521           $11,779       $13,029
 4/30/2005          $11,914           $11,556       $12,514
 5/31/2005          $12,629           $11,924       $13,230
 6/30/2005          $13,000           $11,941       $13,476
 7/31/2005          $13,783           $12,385       $14,263
 8/31/2005          $13,763           $12,272       $14,176
 9/30/2005          $13,891           $12,371       $14,359
10/31/2005          $13,564           $12,165       $13,936
11/30/2005          $14,267           $12,625       $14,693
12/31/2005          $14,299           $12,629       $14,854
 1/31/2006          $15,082           $12,964       $15,743
 2/28/2006          $15,046           $12,999       $15,549
 3/31/2006          $15,342           $13,161       $15,984
 4/30/2006          $15,282           $13,337       $16,052
 5/31/2006          $14,443           $12,954       $15,296
 6/30/2006          $14,395           $12,971       $15,234
 7/31/2006          $13,923           $13,051       $14,688
 8/31/2006          $14,267           $13,362       $15,026
 9/30/2006          $14,391           $13,706       $15,369
10/31/2006          $14,838           $14,153       $15,959
11/30/2006          $15,413           $14,422       $16,585
12/31/2006          $15,256           $14,624       $16,437
 1/31/2007          $15,713           $14,845       $17,035
 2/28/2007          $15,881           $14,555       $16,998
 3/31/2007          $16,131           $14,718       $17,087
 4/30/2007          $16,743           $15,370       $17,837
 5/31/2007          $17,467           $15,906       $18,561
 6/30/2007          $17,256           $15,642       $18,239
 7/31/2007          $16,829           $15,157       $17,831
 8/31/2007          $17,105           $15,384       $17,927
 9/30/2007          $18,066           $15,959       $18,631
10/31/2007          $18,540           $16,213       $19,106
11/30/2007          $16,928           $15,535       $18,265
12/31/2007          $16,913           $15,427       $18,315
 1/31/2008          $15,153           $14,502       $16,859
 2/29/2008          $14,711           $14,031       $16,602
 3/31/2008          $14,372           $13,970       $16,309
 4/30/2008          $15,580           $14,651       $17,493

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    4/30/08
------------------------   -------
1-Year                      -6.48%
5-Year                     +12.30%
Since Inception (1/1/02)    +4.51%

CLASS R (1/1/02-4/30/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN SMALL-MID CAP   S&P 500   RUSSELL MIDCAP
   DATE       GROWTH FUND - CLASS R    INDEX     GROWTH INDEX
----------   ----------------------   -------   --------------
  1/1/2002           $10,000          $10,000       $10,000
 1/31/2002           $ 9,612          $ 9,854       $ 9,675
 2/28/2002           $ 9,067          $ 9,664       $ 9,127
 3/31/2002           $ 9,722          $10,027       $ 9,823
 4/30/2002           $ 9,247          $ 9,420       $ 9,303
 5/31/2002           $ 8,952          $ 9,350       $ 9,026
 6/30/2002           $ 8,104          $ 8,684       $ 8,030
 7/31/2002           $ 7,074          $ 8,007       $ 7,250
 8/31/2002           $ 7,029          $ 8,060       $ 7,224
 9/30/2002           $ 6,413          $ 7,184       $ 6,650
10/31/2002           $ 6,965          $ 7,816       $ 7,165
11/30/2002           $ 7,568          $ 8,276       $ 7,726
12/31/2002           $ 7,026          $ 7,790       $ 7,259
 1/31/2003           $ 6,933          $ 7,586       $ 7,188
 2/28/2003           $ 6,846          $ 7,472       $ 7,126
 3/31/2003           $ 6,852          $ 7,545       $ 7,258
 4/30/2003           $ 7,401          $ 8,166       $ 7,753
 5/31/2003           $ 8,094          $ 8,596       $ 8,499
 6/30/2003           $ 8,132          $ 8,706       $ 8,620
 7/31/2003           $ 8,338          $ 8,859       $ 8,928
 8/31/2003           $ 8,766          $ 9,032       $ 9,419
 9/30/2003           $ 8,486          $ 8,936       $ 9,237
10/31/2003           $ 9,163          $ 9,442       $ 9,981
11/30/2003           $ 9,471          $ 9,525       $10,248
12/31/2003           $ 9,645          $10,024       $10,360
 1/31/2004           $ 9,917          $10,208       $10,702
 2/29/2004           $ 9,924          $10,350       $10,882
 3/31/2004           $ 9,856          $10,194       $10,861
 4/30/2004           $ 9,468          $10,034       $10,554
 5/31/2004           $ 9,763          $10,172       $10,803
 6/30/2004           $10,052          $10,370       $10,975
 7/31/2004           $ 9,378          $10,026       $10,248
 8/31/2004           $ 9,253          $10,067       $10,122
 9/30/2004           $ 9,625          $10,176       $10,500
10/31/2004           $ 9,962          $10,332       $10,856
11/30/2004           $10,456          $10,750       $11,417
12/31/2004           $10,877          $11,115       $11,964
 1/31/2005           $10,575          $10,844       $11,644
 2/28/2005           $10,833          $11,073       $11,938
 3/31/2005           $10,466          $10,877       $11,764
 4/30/2005           $ 9,962          $10,670       $11,298
 5/31/2005           $10,562          $11,010       $11,946
 6/30/2005           $10,881          $11,025       $12,168
 7/31/2005           $11,538          $11,435       $12,878
 8/31/2005           $11,526          $11,331       $12,799
 9/30/2005           $11,638          $11,423       $12,965
10/31/2005           $11,368          $11,232       $12,583
11/30/2005           $11,962          $11,657       $13,266
12/31/2005           $11,995          $11,661       $13,411
 1/31/2006           $12,656          $11,970       $14,214
 2/28/2006           $12,630          $12,003       $14,040
 3/31/2006           $12,884          $12,152       $14,432
 4/30/2006           $12,839          $12,315       $14,493
 5/31/2006           $12,143          $11,961       $13,811
 6/30/2006           $12,104          $11,977       $13,754
 7/31/2006           $11,716          $12,051       $13,261
 8/31/2006           $12,008          $12,338       $13,567
 9/30/2006           $12,117          $12,655       $13,877
10/31/2006           $12,502          $13,068       $14,409
11/30/2006           $12,990          $13,316       $14,975
12/31/2006           $12,864          $13,503       $14,840
 1/31/2007           $13,251          $13,707       $15,381
 2/28/2007           $13,396          $13,439       $15,347
 3/31/2007           $13,617          $13,590       $15,428
 4/30/2007           $14,138          $14,192       $16,105
 5/31/2007           $14,756          $14,687       $16,759
 6/30/2007           $14,583          $14,443       $16,468
 7/31/2007           $14,228          $13,995       $16,099
 8/31/2007           $14,469          $14,205       $16,186
 9/30/2007           $15,287          $14,736       $16,822
10/31/2007           $15,692          $14,970       $17,251
11/30/2007           $14,335          $14,344       $16,491
12/31/2007           $14,331          $14,245       $16,536
 1/31/2008           $12,842          $13,391       $15,222
 2/29/2008           $12,475          $12,956       $14,990
 3/31/2008           $12,190          $12,900       $14,726
 4/30/2008           $13,220          $13,528       $15,794


                               Annual Report | 41

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   4/30/08
-------------   -------
1-Year           -6.00%
5-Year          +12.87%
10-Year          +5.58%

ADVISOR CLASS (5/1/98-4/30/08)

                               (PERFORMANCE GRAPH)

                FRANKLIN SMALL-MID CAP     S&P 500   RUSSELL MIDCAP
   DATE      GROWTH FUND - ADVISOR CLASS    INDEX      GROWTH INDEX
----------   ---------------------------   -------   --------------
  5/1/1998             $10,000             $10,000       $10,000
 5/31/1998             $ 9,335             $ 9,828       $ 9,589
 6/30/1998             $ 9,385             $10,227       $ 9,860
 7/31/1998             $ 8,481             $10,118       $ 9,438
 8/31/1998             $ 6,577             $ 8,656       $ 7,636
 9/30/1998             $ 7,177             $ 9,210       $ 8,214
10/31/1998             $ 7,635             $ 9,959       $ 8,819
11/30/1998             $ 8,227             $10,563       $ 9,414
12/31/1998             $ 8,858             $11,171       $10,389
 1/31/1999             $ 9,351             $11,639       $10,700
 2/28/1999             $ 8,525             $11,277       $10,177
 3/31/1999             $ 9,034             $11,728       $10,744
 4/30/1999             $ 9,688             $12,182       $11,233
 5/31/1999             $ 9,649             $11,895       $11,089
 6/30/1999             $10,455             $12,555       $11,863
 7/31/1999             $10,405             $12,163       $11,485
 8/31/1999             $10,561             $12,102       $11,366
 9/30/1999             $10,949             $11,771       $11,269
10/31/1999             $12,237             $12,516       $12,140
11/30/1999             $14,070             $12,770       $13,397
12/31/1999             $17,508             $13,522       $15,717
 1/31/2000             $17,248             $12,843       $15,714
 2/29/2000             $21,753             $12,600       $19,018
 3/31/2000             $19,921             $13,832       $19,037
 4/30/2000             $18,061             $13,416       $17,189
 5/31/2000             $16,881             $13,141       $15,936
 6/30/2000             $19,499             $13,465       $17,627
 7/31/2000             $18,322             $13,254       $16,511
 8/31/2000             $20,841             $14,078       $19,001
 9/30/2000             $20,150             $13,334       $18,072
10/31/2000             $18,594             $13,278       $16,835
11/30/2000             $14,614             $12,231       $13,177
12/31/2000             $15,835             $12,291       $13,871
 1/31/2001             $16,623             $12,727       $14,663
 2/28/2001             $13,477             $11,567       $12,127
 3/31/2001             $12,024             $10,834       $10,391
 4/30/2001             $13,757             $11,676       $12,123
 5/31/2001             $13,641             $11,754       $12,066
 6/30/2001             $13,497             $11,468       $12,073
 7/31/2001             $12,797             $11,355       $11,258
 8/31/2001             $11,920             $10,644       $10,442
 9/30/2001             $10,107             $ 9,785       $ 8,717
10/31/2001             $10,971             $ 9,971       $ 9,633
11/30/2001             $11,984             $10,736       $10,670
12/31/2001             $12,610             $10,830       $11,075
 1/31/2002             $12,119             $10,672       $10,716
 2/28/2002             $11,438             $10,466       $10,108
 3/31/2002             $12,268             $10,860       $10,880
 4/30/2002             $11,680             $10,201       $10,304
 5/31/2002             $11,305             $10,126       $ 9,996
 6/30/2002             $10,234             $ 9,405       $ 8,893
 7/31/2002             $ 8,937             $ 8,672       $ 8,029
 8/31/2002             $ 8,889             $ 8,729       $ 8,001
 9/30/2002             $ 8,111             $ 7,780       $ 7,366
10/31/2002             $ 8,812             $ 8,465       $ 7,936
11/30/2002             $ 9,581             $ 8,963       $ 8,557
12/31/2002             $ 8,901             $ 8,437       $ 8,040
 1/31/2003             $ 8,784             $ 8,216       $ 7,961
 2/28/2003             $ 8,679             $ 8,092       $ 7,892
 3/31/2003             $ 8,691             $ 8,171       $ 8,039
 4/30/2003             $ 9,392             $ 8,844       $ 8,586
 5/31/2003             $10,274             $ 9,310       $ 9,413
 6/30/2003             $10,334             $ 9,429       $ 9,547
 7/31/2003             $10,596             $ 9,595       $ 9,888
 8/31/2003             $11,148             $ 9,782       $10,432
 9/30/2003             $10,794             $ 9,678       $10,230
10/31/2003             $11,659             $10,226       $11,055
11/30/2003             $12,058             $10,316       $11,350
12/31/2003             $12,284             $10,857       $11,474
 1/31/2004             $12,638             $11,056       $11,853
 2/29/2004             $12,650             $11,210       $12,052
 3/31/2004             $12,570             $11,040       $12,029
 4/30/2004             $12,078             $10,867       $11,689
 5/31/2004             $12,461             $11,016       $11,965
 6/30/2004             $12,835             $11,230       $12,156
 7/31/2004             $11,982             $10,859       $11,351
 8/31/2004             $11,825             $10,903       $11,211
 9/30/2004             $12,304             $11,021       $11,629
10/31/2004             $12,739             $11,189       $12,024
11/30/2004             $13,379             $11,642       $12,645
12/31/2004             $13,923             $12,038       $13,250
 1/31/2005             $13,544             $11,745       $12,896
 2/28/2005             $13,874             $11,992       $13,222
 3/31/2005             $13,411             $11,779       $13,029
 4/30/2005             $12,771             $11,556       $12,514
 5/31/2005             $13,548             $11,924       $13,230
 6/30/2005             $13,959             $11,941       $13,476
 7/31/2005             $14,809             $12,385       $14,263
 8/31/2005             $14,801             $12,272       $14,176
 9/30/2005             $14,954             $12,371       $14,359
10/31/2005             $14,612             $12,165       $13,936
11/30/2005             $15,381             $12,625       $14,693
12/31/2005             $15,429             $12,629       $14,854
 1/31/2006             $16,290             $12,964       $15,743
 2/28/2006             $16,257             $12,999       $15,549
 3/31/2006             $16,593             $13,161       $15,984
 4/30/2006             $16,544             $13,337       $16,052
 5/31/2006             $15,651             $12,954       $15,296
 6/30/2006             $15,611             $12,971       $15,234
 7/31/2006             $15,113             $13,051       $14,688
 8/31/2006             $15,497             $13,362       $15,026
 9/30/2006             $15,647             $13,706       $15,369
10/31/2006             $16,148             $14,153       $15,959
11/30/2006             $16,783             $14,422       $16,585
12/31/2006             $16,628             $14,624       $16,437
 1/31/2007             $17,140             $14,845       $17,035
 2/28/2007             $17,335             $14,555       $16,998
 3/31/2007             $17,625             $14,718       $17,087
 4/30/2007             $18,306             $15,370       $17,837
 5/31/2007             $19,117             $15,906       $18,561
 6/30/2007             $18,904             $15,642       $18,239
 7/31/2007             $18,449             $15,157       $17,831
 8/31/2007             $18,770             $15,384       $17,927
 9/30/2007             $19,841             $15,959       $18,631
10/31/2007             $20,374             $16,213       $19,106
11/30/2007             $18,618             $15,535       $18,265
12/31/2007             $18,618             $15,427       $18,315
 1/31/2008             $16,693             $14,502       $16,859
 2/29/2008             $16,224             $14,031       $16,602
 3/31/2008             $15,859             $13,970       $16,309
 4/30/2008             $17,207             $14,651       $17,493

ENDNOTES

SMALL- AND MIDSIZED-COMPANY STOCKS CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. SMALLER OR RELATIVELY NEW COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS AND THEIR GROWTH PROSPECTS ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND INCLUDES INVESTMENTS IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN HIGHLY VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.


                               42 | Annual Report

Your Fund's Expenses

FRANKLIN SMALL-MID CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 43

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/07      VALUE 4/30/08   PERIOD* 11/1/07-4/30/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  843.60              $4.90
Hypothetical (5% return before expenses)         $1,000           $1,019.54              $5.37

CLASS B
Actual                                           $1,000           $  840.70              $8.38
Hypothetical (5% return before expenses)         $1,000           $1,015.76              $9.17

CLASS C
Actual                                           $1,000           $  840.40              $8.33
Hypothetical (5% return before expenses)         $1,000           $1,015.81              $9.12

CLASS R
Actual                                           $1,000           $  842.60              $6.09
Hypothetical (5% return before expenses)         $1,000           $1,018.25              $6.67

ADVISOR CLASS
Actual                                           $1,000           $  844.60              $3.76
Hypothetical (5% return before expenses)         $1,000           $1,020.79              $4.12

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.07%; B: 1.83%; C: 1.82%; R: 1.33%; and
     Advisor: 0.82%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                               44 | Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN FLEX CAP GROWTH FUND

                                                                                 YEAR ENDED APRIL 30,
                                                        ----------------------------------------------------------------------
CLASS A                                                    2008           2007           2006           2005           2004
-----------------------------------------------------   ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year...................   $    45.15     $    42.45     $    35.26     $    33.76     $    25.56
                                                        ----------     ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income (loss)(b)...................        (0.05)          0.06           0.11          (0.10)         (0.09)
   Net realized and unrealized gains (losses)........         1.43           2.70           7.08           1.60           8.29
                                                        ----------     ----------     ----------     ----------     ----------
Total from investment operations.....................         1.38           2.76           7.19           1.50           8.20
                                                        ----------     ----------     ----------     ----------     ----------
Less distributions from:
   Net investment income.............................        (0.02)         (0.06)            --             --             --
   Net realized gains................................        (0.74)            --             --             --             --
                                                        ----------     ----------     ----------     ----------     ----------
Total distributions..................................        (0.76)         (0.06)            --             --             --
                                                        ----------     ----------     ----------     ----------     ----------
Redemption fees......................................           --(d)          --(d)          --(d)          --(d)          --
                                                        ----------     ----------     ----------     ----------     ----------
Net asset value, end of year.........................   $    45.77     $    45.15     $    42.45     $    35.26     $    33.76
                                                        ==========     ==========     ==========     ==========     ==========
Total return(c)......................................         2.98%          6.50%         20.39%          4.44%         32.08%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates....         0.94%          0.96%          0.93%          0.96%          1.01%
Expenses net of waiver and payments by affiliates....         0.93%(e)       0.96%(e)       0.93%(e)       0.96%(e)       1.01%
Net investment income (loss).........................        (0.10)%         0.15%          0.27%         (0.29)%        (0.29)%
SUPPLEMENTAL DATA
Net assets, end of year (000's)......................   $2,011,348     $1,977,605     $2,070,364     $1,505,342     $1,456,685
Portfolio turnover rate..............................        36.70%         62.54%         66.63%         41.91%         39.92%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.


      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 45

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                                                           YEAR ENDED APRIL 30,
                                                        ----------------------------------------------------------
CLASS B                                                   2008        2007         2006        2005        2004
-----------------------------------------------------   -------     --------     --------    --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year...................   $ 42.43     $  40.14     $  33.59    $  32.40     $  24.72
                                                        -------     --------     --------    --------     --------
Income from investment operations(a):
   Net investment income (loss)(b)...................     (0.37)       (0.23)       (0.19)      (0.35)       (0.31)
   Net realized and unrealized gains (losses)........      1.34         2.52         6.74        1.54         7.99
                                                        -------     --------     --------    --------     --------
Total from investment operations.....................      0.97         2.29         6.55        1.19         7.68
                                                        -------     --------     --------    --------     --------
Less distributions from net realized gains...........     (0.74)          --           --          --           --
                                                        -------     --------     --------    --------     --------
Redemption fees......................................        --(d)        --(d)        --(d)       --(d)        --
                                                        -------     --------     --------    --------     --------
Net asset value, end of year.........................   $ 42.66     $  42.43     $  40.14    $  33.59     $  32.40
                                                        =======     ========     ========    ========     ========
Total return(c)......................................      2.19%        5.71%       19.50%       3.67%       31.07%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates....      1.69%        1.71%       1.68%        1.70%        1.76%
Expenses net of waiver and payments by affiliates....      1.68%(e)     1.71%(e)    1.68%(e)     1.70%(e)     1.76%
Net investment income (loss).........................     (0.85)%      (0.60)%     (0.48)%      (1.03)%      (1.04)%
SUPPLEMENTAL DATA
Net assets, end of year (000's)......................   $95,600     $118,806     $143,477    $136,052     $134,589
Portfolio turnover rate..............................     36.70%       62.54%       66.63%      41.91%       39.92%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.


 46 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                                                             YEAR ENDED APRIL 30,
                                                       ----------------------------------------------------------------
CLASS C                                                  2008         2007           2006          2005          2004
----------------------------------------------------   --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year..................   $  42.52      $  40.22      $  33.66      $  32.47      $  24.77
                                                       --------      --------      --------      --------      --------
Income from investment operations(a):
   Net investment income (loss)(b)..................      (0.37)        (0.23)        (0.18)        (0.35)        (0.31)
   Net realized and unrealized gains (losses).......       1.35          2.53          6.74          1.54          8.01
                                                       --------      --------      --------      --------      --------
Total from investment operations....................       0.98          2.30          6.56          1.19          7.70
                                                       --------      --------      --------      --------      --------
Less distributions from net realized gains..........      (0.74)           --            --            --            --
                                                       --------      --------      --------      --------      --------
Redemption fees.....................................         --(d)         --(d)         --(d)         --(d)         --
                                                       --------      --------      --------      --------      --------
Net asset value, end of year........................   $  42.76      $  42.52      $  40.22      $  33.66      $  32.47
                                                       ========      ========      ========      ========      ========
Total return(c).....................................       2.21%         5.72%        19.49%         3.67%        31.09%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates...       1.69%         1.69%         1.68%         1.71%         1.76%
Expenses net of waiver and payments by affiliates...       1.68%(e)      1.69%(e)      1.68%(e)      1.71%(e)      1.76%
Net investment income (loss)........................      (0.85)%       (0.58)%       (0.48)%       (1.04)%       (1.04)%
SUPPLEMENTAL DATA
Net assets, end of year (000's).....................   $375,822      $371,164      $388,478      $296,868      $298,114
Portfolio turnover rate.............................      36.70%        62.54%        66.63%        41.91%        39.92%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.


      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 47

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                                                           YEAR ENDED APRIL 30,
                                                       -----------------------------------------------------------
CLASS R                                                  2008        2007          2006         2005         2004
----------------------------------------------------   -------     -------       -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year..................   $ 44.61     $ 42.01       $ 34.98      $ 33.57      $ 25.49
                                                       -------     -------       -------      -------      -------
Income from investment operations(a):
   Net investment income (loss)(b)..................     (0.16)      (0.04)         0.01        (0.19)       (0.18)
   Net realized and unrealized gains (losses).......      1.41        2.66          7.02         1.60         8.26
                                                       -------     -------       -------      -------      -------
Total from investment operations....................      1.25        2.62          7.03         1.41         8.08
                                                       -------     -------       -------      -------      -------
Less distributions from:
   Net investment income............................     (0.02)      (0.02)           --           --           --
   Net realized gains...............................     (0.74)         --            --           --           --
                                                       -------     -------       -------      -------      -------
Total distributions.................................     (0.76)      (0.02)           --           --           --
                                                       -------     -------       -------      -------      -------
Redemption fees.....................................        --(d)       --(d)         --(d)        --(d)        --
                                                       -------     -------       -------      -------      -------
Net asset value, end of year........................   $ 45.10     $ 44.61       $ 42.01      $ 34.98      $ 33.57
                                                       =======     =======       =======      =======      =======
Total return(c).....................................      2.73%       6.25%        20.07%        4.20%       31.70%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates...      1.19%       1.21%         1.18%        1.21%        1.26%
Expenses net of waiver and payments by affiliates...      1.18%(e)    1.21%(e)      1.18%(e)     1.21%(e)     1.26%
Net investment income (loss)........................     (0.35)%     (0.10)%        0.02%       (0.54)%      (0.54)%
SUPPLEMENTAL DATA
Net assets, end of year (000's).....................   $66,250     $81,398       $91,229      $69,103      $44,988
Portfolio turnover rate.............................     36.70%      62.54%        66.63%       41.91%       39.92%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.


 48 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                                                      YEAR ENDED APRIL 30,
                                                       -------------------------------------------------
ADVISOR CLASS                                            2008          2007          2006        2005(f)
----------------------------------------------------   --------      --------      --------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year..................   $  45.41      $  42.63      $  35.32      $ 33.35
                                                       --------      --------      --------      -------
Income from investment operations(a):
   Net investment income (loss)(b)..................       0.07          0.16          0.23        (0.01)
   Net realized and unrealized gains (losses).......       1.43          2.71          7.08         1.98
                                                       --------      --------      --------      -------
Total from investment operations....................       1.50          2.87          7.31         1.97
                                                       --------      --------      --------      -------
Less distributions from:
   Net investment income............................      (0.02)        (0.09)           --           --
   Net realized gains...............................      (0.74)           --            --           --
                                                       --------      --------      --------      -------
Total distributions.................................      (0.76)        (0.09)           --           --
                                                       --------      --------      --------      -------
Redemption fees.....................................         --(d)         --(d)         --(d)        --(d)
                                                       --------      --------      --------      -------
Net asset value, end of year........................   $  46.15      $  45.41      $  42.63      $ 35.32
                                                       ========      ========      ========      =======
Total return........................................       3.23%         6.77%        20.67%        5.91%
RATIOS TO AVERAGE NET ASSETS(c)
Expenses before waiver and payments by affiliates...       0.69%         0.71%         0.68%        0.71%
Expenses net of waiver and payments by affiliates...       0.68%(e)      0.71%(e)      0.68%(e)     0.71%(e)
Net investment income (loss)........................       0.15%         0.40%         0.52%       (0.04)%(f)
SUPPLEMENTAL DATA
Net assets, end of year (000's).....................   $348,245      $297,856      $209,680      $71,193
Portfolio turnover rate.............................      36.70%        62.54%        66.63%       41.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Ratios are annualized for periods less than one year.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f)  For the period August 2, 2004 (effective date) to April 30, 2005.


      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 49

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2008

FRANKLIN FLEX CAP GROWTH FUND                                                      SHARES          VALUE
------------------------------------------------------------------------------   ----------   --------------
       LONG TERM INVESTMENTS 98.3%
       COMMON STOCKS 97.9%
       BANKS 0.6%
       Wells Fargo & Co. .....................................................      600,000   $   17,850,000
                                                                                              --------------
       CAPITAL GOODS 5.7%
       Danaher Corp. .........................................................      550,000       42,911,000
       Precision Castparts Corp. .............................................      350,000       41,146,000
   (a) SunPower Corp., A .....................................................      250,000       21,817,500
   (a) Terex Corp. ...........................................................      325,000       22,646,000
       United Technologies Corp. .............................................      494,300       35,821,921
                                                                                              --------------
                                                                                                 164,342,421
                                                                                              --------------
       COMMERCIAL SERVICES & SUPPLIES 1.2%
   (a) Stericycle Inc. .......................................................      650,000       34,697,000
                                                                                              --------------
       CONSUMER DURABLES & APPAREL 0.6%
       Harman International Industries Inc. ..................................      400,000       16,348,000
                                                                                              --------------
       CONSUMER SERVICES 0.7%
(a, b) Chipotle Mexican Grill Inc., A ........................................      200,000       19,626,000
                                                                                              --------------
       DIVERSIFIED FINANCIALS 3.4%
       CME Group Inc. ........................................................       45,000       20,585,250
       The Goldman Sachs Group Inc. ..........................................      125,000       23,921,250
       SEI Investments Co. ...................................................      600,000       13,962,000
       T. Rowe Price Group Inc. ..............................................      675,000       39,528,000
                                                                                              --------------
                                                                                                  97,996,500
                                                                                              --------------
       ENERGY 4.0%
       Devon Energy Corp. ....................................................      350,000       39,690,000
       Schlumberger Ltd. .....................................................      350,000       35,192,500
       Smith International Inc. ..............................................      550,000       42,080,500
                                                                                              --------------
                                                                                                 116,963,000
                                                                                              --------------
       FOOD & STAPLES RETAILING 1.9%
       CVS Caremark Corp. ....................................................    1,400,000       56,518,000
                                                                                              --------------
       FOOD, BEVERAGE & TOBACCO 2.9%
   (a) Hansen Natural Corp. ..................................................    1,125,000       39,813,750
       PepsiCo Inc. ..........................................................      650,000       44,544,500
                                                                                              --------------
                                                                                                  84,358,250
                                                                                              --------------
       HEALTH CARE EQUIPMENT & SERVICES 4.8%
   (a) Hologic Inc. ..........................................................      450,000       13,135,500
   (a) Masimo Corp. ..........................................................    1,043,181       30,408,726
   (a) ResMed Inc. ...........................................................      350,000       15,092,000
       Stryker Corp. .........................................................      500,000       32,415,000
   (a) Varian Medical Systems Inc. ...........................................      300,000       14,064,000
   (a) VCA Antech Inc. .......................................................    1,050,000       33,988,500
                                                                                              --------------
                                                                                                 139,103,726
                                                                                              --------------


                               50 | Annual Report

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND                                                      SHARES          VALUE
------------------------------------------------------------------------------   ----------   --------------
       LONG TERM INVESTMENTS (CONTINUED)
       COMMON STOCKS (CONTINUED)
       HOUSEHOLD & PERSONAL PRODUCTS 2.1%
       Clorox Co. ............................................................      400,000   $   21,200,000
       The Procter & Gamble Co. ..............................................      600,000       40,230,000
                                                                                              --------------
                                                                                                  61,430,000
                                                                                              --------------
       INSURANCE 1.9%
       AFLAC Inc. ............................................................      525,000       35,001,750
       Assurant Inc. .........................................................      300,000       19,500,000
                                                                                              --------------
                                                                                                  54,501,750
                                                                                              --------------
       MATERIALS 3.2%
       Ecolab Inc. ...........................................................      700,000       32,172,000
   (a) Intrepid Potash Inc. ..................................................       56,100        2,664,189
       Praxair Inc. ..........................................................      642,600       58,675,806
                                                                                              --------------
                                                                                                  93,511,995
                                                                                              --------------
       MEDIA 0.6%
       The Walt Disney Co. ...................................................      500,000       16,215,000
                                                                                              --------------
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 11.7%
   (a) Celgene Corp. .........................................................      800,000       49,712,000
   (a) Covance Inc. ..........................................................      500,000       41,895,000
   (a) Genentech Inc. ........................................................      600,000       40,920,000
   (a) Gilead Sciences Inc. ..................................................    1,600,000       82,816,000
       Johnson & Johnson .....................................................      600,000       40,254,000
       Roche Holding AG, ADR (Switzerland) ...................................      300,000       24,915,000
       Schering-Plough Corp. .................................................    1,800,000       33,138,000
   (a) Waters Corp. ..........................................................      400,000       24,584,000
                                                                                              --------------
                                                                                                 338,234,000
                                                                                              --------------
       RETAILING 2.6%
   (a) Dick's Sporting Goods Inc. ............................................    1,100,000       31,460,000
       PetSmart Inc. .........................................................    1,000,000       22,380,000
       Target Corp. ..........................................................      400,000       21,252,000
                                                                                              --------------
                                                                                                  75,092,000
                                                                                              --------------
       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 5.0%
   (a) Lam Research Corp. ....................................................      350,000       14,294,000
       Microchip Technology Inc. .............................................    1,150,000       42,262,500
   (a) Microsemi Corp. .......................................................    1,514,600       37,107,700
   (a) NVIDIA Corp. ..........................................................    1,100,000       22,605,000
       Texas Instruments Inc. ................................................      988,700       28,830,492
                                                                                              --------------
                                                                                                 145,099,692
                                                                                              --------------
       SOFTWARE & SERVICES 18.9%
   (a) Activision Inc. .......................................................    1,400,000       37,870,000
   (a) Adobe Systems Inc. ....................................................      939,200       35,022,768
   (a) Autodesk Inc. .........................................................      600,000       22,800,000


                               Annual Report | 51

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND                                                      SHARES          VALUE
------------------------------------------------------------------------------   ----------   --------------
       LONG TERM INVESTMENTS (CONTINUED)
       COMMON STOCKS (CONTINUED)
       SOFTWARE & SERVICES (CONTINUED)
   (a) Cognizant Technology Solutions Corp., A ...............................      500,000   $   16,125,000
   (a) Concur Technologies Inc. ..............................................      400,000       13,256,000
       FactSet Research Systems Inc. .........................................      725,000       43,521,750
   (a) Google Inc., A ........................................................      140,000       80,400,600
       MasterCard Inc., A ....................................................      175,000       48,678,000
   (a) Omniture Inc. .........................................................      600,000       13,692,000
   (a) Oracle Corp. ..........................................................    2,175,000       45,348,750
       Paychex Inc. ..........................................................    1,050,000       38,188,500
   (a) Salesforce.com Inc. ...................................................      550,000       36,701,500
   (a) VeriSign Inc. .........................................................      350,000       12,617,500
   (a) Visa Inc., A ..........................................................    1,250,000      104,312,500
                                                                                              --------------
                                                                                                 548,534,868
                                                                                              --------------
       TECHNOLOGY HARDWARE & EQUIPMENT 15.5%
   (a) Apple Inc. ............................................................      450,000       78,277,500
   (a) Cisco Systems Inc. ....................................................    2,700,000       69,228,000
   (a) FLIR Systems Inc. .....................................................    1,878,400       64,485,472
       Harris Corp. ..........................................................      800,000       43,224,000
       Hewlett-Packard Co. ...................................................    1,300,000       60,255,000
       QUALCOMM Inc. .........................................................    1,300,000       56,147,000
   (a) Research In Motion Ltd. (Canada) ......................................      350,000       42,570,500
   (a) Trimble Navigation Ltd. ...............................................    1,050,000       34,429,500
                                                                                              --------------
                                                                                                 448,616,972
                                                                                              --------------
       TELECOMMUNICATION SERVICES 6.3%
       America Movil SAB de CV, L, ADR (Mexico) ..............................      850,000       49,266,000
   (a) American Tower Corp., A ...............................................    1,500,000       65,130,000
(a, c) Anda Networks .........................................................       36,443           68,877
       AT&T Inc. .............................................................      600,000       23,226,000
   (a) NII Holdings Inc. .....................................................      988,700       45,223,138
                                                                                              --------------
                                                                                                 182,914,015
                                                                                              --------------
       TRANSPORTATION 4.3%
       C.H. Robinson Worldwide Inc. ..........................................      741,500       46,477,220
       Canadian National Railway Co. (Canada) ................................      550,000       28,814,500
       Expeditors International of Washington Inc. ...........................    1,050,000       48,919,500
                                                                                              --------------
                                                                                                 124,211,220
                                                                                              --------------
       TOTAL COMMON STOCKS (COST $2,082,731,183) .............................                 2,836,164,409
                                                                                              --------------
       PREFERRED STOCK (COST $9,999,998) 0.4%
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.4%
(a, c) Fibrogen Inc., pfd., E ................................................    2,227,171       13,140,309
                                                                                              --------------
       TOTAL LONG TERM INVESTMENTS (COST $2,092,731,181) .....................                 2,849,304,718
                                                                                              --------------


                               52 | Annual Report

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND                                                      SHARES          VALUE
------------------------------------------------------------------------------   ----------   --------------
       SHORT TERM INVESTMENTS 2.4%
       MONEY MARKET FUND (COST $49,018,782) 1.7%
   (d) Franklin Institutional Fiduciary Trust Money Market Portfolio, 2.29%...   49,018,782   $   49,018,782
                                                                                              --------------
   (e) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES
       MONEY MARKET FUND (COST $20,200,000) 0.7%
   (f) Bank of New York Institutional Cash Reserve Fund, 2.71% ...............   20,200,000       20,200,000
                                                                                              --------------
       TOTAL INVESTMENTS (COST $2,161,949,963) 100.7% ........................                 2,918,523,500
       OTHER ASSETS, LESS LIABILITIES (0.7)% .................................                   (21,258,850)
                                                                                              --------------
       NET ASSETS 100.0% .....................................................                $2,897,264,650
                                                                                              ==============

See Selected Portfolio Abbreviations on page 79.

(a)  Non-income producing for the twelve months ended April 30, 2008.

(b) A portion or all of the security is on loan as of April 30, 2008. See Note 1(f).

(c)  See Note 8 regarding restricted securities.

(d) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(e)  See Note 1(f) regarding securities on loan.

(f)  The rate shown is the annualized seven-day yield at period end.


      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 53

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN GROWTH OPPORTUNITIES FUND

                                                                        YEAR ENDED APRIL 30,
                                                   -------------------------------------------------------------
CLASS A                                              2008          2007         2006          2005         2004
------------------------------------------------   --------      --------     --------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  18.54      $  18.30     $  13.33      $ 12.57      $  9.50
                                                   --------      --------     --------      -------      -------
Income from investment operations(a):
   Net investment income (loss)(b) .............      (0.15)        (0.12)       (0.15)       (0.14)       (0.15)
   Net realized and unrealized gains (losses) ..       1.67          0.36         5.12         0.90         3.22
                                                   --------      --------     --------      -------      -------
Total from investment operations ...............       1.52          0.24         4.97         0.76         3.07
                                                   --------      --------     --------      -------      -------
Redemption fees ................................         --(d)         --(d)        --(d)        --(d)        --
                                                   --------      --------     --------      -------      -------
Net asset value, end of year ...................   $  20.06      $  18.54     $  18.30      $ 13.33      $ 12.57
                                                   ========      ========     ========      =======      =======
Total return(c) ................................       8.20%         1.31%       37.28%        6.05%       32.32%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       1.27%(e)      1.38%(e)     1.39%(e)     1.51%(e)     1.62%
Net investment income (loss) ...................      (0.77)%       (0.70)%      (0.92)%      (1.05)%      (1.26)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $137,313      $105,407     $113,713      $80,611      $86,983
Portfolio turnover rate ........................     133.58%       176.15%      183.31%      157.48%      114.66%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.


 54 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

Franklin Strategic Series

FRANKLIN GROWTH OPPORTUNITIES FUND


                                                                       YEAR ENDED APRIL 30,
                                                   -----------------------------------------------------------
CLASS B                                              2008         2007         2006         2005         2004
------------------------------------------------   -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 17.64      $ 17.53      $ 12.87      $ 12.22      $  9.30
                                                   -------      -------      -------      -------      -------
Income from investment operations(a):
   Net investment income (loss)(b) .............     (0.28)       (0.23)       (0.26)       (0.23)       (0.22)
   Net realized and unrealized gains (losses) ..      1.59         0.34         4.92         0.88         3.14
                                                   -------      -------      -------      -------      -------
Total from investment operations ...............      1.31         0.11         4.66         0.65         2.92
                                                   -------      -------      -------      -------      -------
Redemption fees ................................        --(d)        --(d)        --(d)        --(d)        --
                                                   -------      -------      -------      -------      -------
Net asset value, end of year ...................   $ 18.95      $ 17.64      $ 17.53      $ 12.87      $ 12.22
                                                   =======      =======      =======      =======      =======
Total return(c) ................................      7.43%        0.63%       36.21%        5.32%       31.40%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................      1.99%(e)     2.08%(e)     2.13%(e)     2.21%(e)     2.28%
Net investment income (loss) ...................     (1.49)%      (1.40)%      (1.66)%      (1.75)%      (1.92)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $11,528      $15,638      $19,508      $17,017      $18,059
Portfolio turnover rate ........................    133.58%      176.15%      183.31%      157.48%      114.66%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.


      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 55

Franklin Strategic Series

FRANKLIN GROWTH OPPORTUNITIES FUND

                                                                      YEAR ENDED APRIL 30,
                                                  -----------------------------------------------------------
CLASS C                                             2008        2007          2006         2005         2004
-----------------------------------------------   -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............   $ 17.61      $ 17.49      $ 12.84      $ 12.19      $  9.28
                                                  -------      -------      -------      -------      -------
Income from investment operations (a):
   Net investment income (loss)(b) ............     (0.28)       (0.23)       (0.26)       (0.23)       (0.22)
   Net realized and unrealized gains (losses)..      1.58         0.35         4.91         0.88         3.13
                                                  -------      -------      -------      -------      -------
Total from investment operations ..............      1.30         0.12         4.65         0.65         2.91
                                                  -------      -------      -------      -------      -------
Redemption fees ...............................        --(d)        --(d)        --(d)        --(d)        --
                                                  -------      -------      -------      -------      -------
Net asset value, end of year ..................   $ 18.91      $ 17.61      $ 17.49      $ 12.84      $ 12.19
                                                  =======      =======      =======      =======      =======
Total return(c) ...............................      7.38%        0.69%       36.21%        5.33%       31.36%
RATIOS TO AVERAGE NET ASSETS
Expenses ......................................      1.99%(e)     2.09%(e)     2.14%(e)     2.22%(e)     2.29%
Net investment income (loss) ..................     (1.49)%      (1.41)%      (1.67)%      (1.76)%      (1.93)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............   $40,253      $31,518      $31,167      $24,450      $30,054
Portfolio turnover rate .......................    133.58%      176.15%      183.31%      157.48%      114.66%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.


 56 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

Franklin Strategic Series

FRANKLIN GROWTH OPPORTUNITIES FUND

                                                                      YEAR ENDED APRIL 30,
                                                  -----------------------------------------------------------
CLASS R                                             2008         2007         2006         2005        2004
-----------------------------------------------   -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............   $ 18.33      $ 18.12      $ 13.24      $ 12.51      $  9.47
                                                  -------      -------      -------      -------      -------
Income from investment operations(a):
   Net investment income (loss)(b) ............     (0.20)       (0.16)       (0.19)       (0.17)       (0.17)
   Net realized and unrealized gains (losses)..      1.67         0.37         5.07         0.90         3.21
                                                  -------      -------      -------      -------      -------
Total from investment operations ..............      1.47         0.21         4.88         0.73         3.04
                                                  -------      -------      -------      -------      -------
Redemption fees ...............................        --(d)        --(d)        --(d)        --(d)        --
                                                  -------      -------      -------      -------      -------
Net asset value, end of year ..................   $ 19.80      $ 18.33      $ 18.12      $ 13.24      $ 12.51
                                                  =======      =======      =======      =======      =======
Total return(c) ...............................      8.02%        1.16%       36.86%        5.84%       32.10%
RATIOS TO AVERAGE NET ASSETS
Expenses ......................................      1.49%(e)     1.59%(e)     1.64%(e)     1.72%(e)     1.79%
Net investment income (loss) ..................     (0.99)%      (0.91)%      (1.17)%      (1.26)%      (1.43)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............   $ 7,863      $ 7,413      $ 5,171      $ 3,041      $ 1,761
Portfolio turnover rate .......................    133.58%      176.15%      183.31%      157.48%      114.66%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%


      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 57

Franklin Strategic Series

FRANKLIN GROWTH OPPORTUNITIES FUND

                                                                      YEAR ENDED APRIL 30,
                                                  -----------------------------------------------------------
ADVISOR CLASS                                       2008          2007         2006         2005         2004
                                                  --------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............   $  18.99      $ 18.68      $ 13.58      $ 12.77      $  9.62
                                                  --------      -------      -------      -------      -------
Income from investment operations(a):
   Net investment income (loss)(b) ............      (0.10)       (0.07)       (0.11)       (0.10)       (0.11)
   Net realized and unrealized gains (losses)         1.71         0.38         5.21         0.91         3.26
                                                  --------      -------      -------      -------      -------
Total from investment operations ..............       1.61         0.31         5.10         0.81         3.15
                                                  --------      -------      -------      -------      -------
Redemption fees ...............................         --(c)        --(c)        --(c)        --(c)        --
                                                  --------      -------      -------      -------      -------
Net asset value, end of year ..................   $  20.60      $ 18.99      $ 18.68      $ 13.58      $ 12.77
                                                  ========      =======      =======      =======      =======
Total return ..................................       8.48%        1.66%       37.56%        6.34%       32.74%
RATIOS TO AVERAGE NET ASSETS
Expenses ......................................       0.99%(d)     1.09%(d)     1.14%(d)     1.22%(d)     1.29%
Net investment income (loss) ..................      (0.49)%      (0.41)%      (0.67)%      (0.76)%      (0.93)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............   $101,885      $85,486      $36,744      $22,731      $22,374
Portfolio turnover rate .......................     133.58%      176.15%      183.31%      157.48%      114.66%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Benefit of expense reduction rounds to less than 0.01%.


 58 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2008

FRANKLIN GROWTH OPPORTUNITIES FUND                                                  COUNTRY        SHARES        VALUE
------------------------------------------------------------------------------   -------------   ---------   ------------
       LONG TERM INVESTMENTS 98.5%
       COMMON STOCKS 98.1%
       CONSUMER DISCRETIONARY 9.0%
   (a) Amazon.com Inc.........................................................   United States      18,400   $ 1,446,792
   (a) Chipotle Mexican Grill Inc., B.........................................   United States      79,000     6,712,630
   (a) Dick's Sporting Goods Inc..............................................   United States      87,500     2,502,500
       Guess? Inc.............................................................   United States     134,800     5,160,144
   (a) Lululemon Athletica Inc................................................      Canada          44,900     1,390,553
       Strayer Education Inc..................................................   United States      32,800     6,090,632
   (a) Under Armour Inc., A...................................................   United States      43,200     1,439,856
   (a) Zumiez Inc.............................................................   United States     106,090     2,222,585
                                                                                                             -----------
                                                                                                              26,965,692
                                                                                                             -----------
       CONSUMER STAPLES 2.1%
   (a) Hansen Natural Corp....................................................   United States     177,500     6,281,725
                                                                                                             -----------
       ENERGY 8.0%
   (a) FMC Technologies Inc...................................................   United States     107,580     7,229,376
   (a) Petrohawk Energy Corp..................................................   United States     140,800     3,328,512
       Schlumberger Ltd.......................................................   United States      58,280     5,860,054
   (a) Weatherford International Ltd..........................................   United States      93,600     7,550,712
                                                                                                             -----------
                                                                                                              23,968,654
                                                                                                             -----------
       FINANCIALS 3.8%
       BlackRock Inc..........................................................   United States      24,880     5,020,535
       The Goldman Sachs Group Inc............................................   United States      11,850     2,267,735
       iStar Financial Inc....................................................   United States     158,100     3,043,425
   (a) MSCI Inc. Class A......................................................   United States      35,300     1,095,006
                                                                                                             -----------
                                                                                                              11,426,701
                                                                                                             -----------
       HEALTH CARE 12.6%
   (a) Celgene Corp...........................................................   United States     139,000     8,637,460
   (a) Covance Inc............................................................   United States      30,460     2,552,243
   (a) Gilead Sciences Inc....................................................   United States     170,660     8,833,361
   (a) Hologic Inc............................................................   United States     157,000     4,582,830
   (a) MWI Veterinary Supply Inc..............................................   United States      36,344     1,252,778
   (a) Myriad Genetics Inc....................................................   United States     125,790     5,225,317
       Roche Holding AG, ADR..................................................    Switzerland       50,800     4,218,940
       Schering-Plough Corp...................................................   United States     132,000     2,430,120
                                                                                                             -----------
                                                                                                              37,733,049
                                                                                                             -----------
       INDUSTRIALS 18.8%
       ABB Ltd., ADR..........................................................    Switzerland      192,700     5,910,109
   (a) AGCO Corp..............................................................   United States      53,700     3,228,981
       AMTEK Inc..............................................................   United States      94,600     4,589,992
       C.H. Robinson Worldwide Inc............................................   United States      93,230     5,843,656
       DryShips Inc...........................................................      Greece          32,800     2,706,000
   (a) Energy Conversion Devices Inc..........................................   United States      13,800       449,742
   (a) First Solar Inc........................................................   United States      10,500     3,065,895
(a, b) Force Protection Inc., 144A, PIPES.....................................   United States      76,500       228,735


                               Annual Report | 59

Franklin Strategic Series

FRANKLIN GROWTH OPPORTUNITIES FUND                                                  COUNTRY        SHARES        VALUE
------------------------------------------------------------------------------   -------------   ---------   ------------
       LONG TERM INVESTMENTS (CONTINUED)
       COMMON STOCKS (CONTINUED)
       INDUSTRIALS (CONTINUED)
   (a) Foster Wheeler Ltd.....................................................   United States      43,600   $  2,776,884
   (a) Huron Consulting Group Inc.............................................   United States      86,700      3,629,262
   (a) Jacobs Engineering Group Inc...........................................   United States      33,700      2,909,321
   (a) Orbital Sciences Corp..................................................   United States     139,200      3,745,872
       Precision Castparts Corp...............................................   United States      71,830      8,444,335
(a, c) SunPower Corp., A......................................................   United States      41,300      3,604,251
   (a) Terex Corp.............................................................   United States      72,900      5,079,672
                                                                                                             ------------
                                                                                                               56,212,707
                                                                                                             ------------
       INFORMATION TECHNOLOGY 33.4%
   (a) Activision Inc.........................................................   United States     289,200      7,822,860
   (a) Adobe Systems Inc......................................................   United States      57,000      2,125,530
   (a) Apple Inc..............................................................   United States      65,300     11,358,935
   (a) Cisco Systems Inc......................................................   United States     113,200      2,902,448
   (a) Concur Technologies Inc................................................   United States     183,950      6,096,103
   (a) DealerTrack Holdings Inc...............................................   United States      76,200      1,466,088
   (a) Equinix Inc............................................................   United States      57,300      5,181,066
   (a) F5 Networks Inc........................................................   United States     151,200      3,421,656
   (a) FLIR Systems Inc.......................................................   United States     255,800      8,781,614
   (a) FormFactor Inc.........................................................   United States      69,300      1,335,411
   (a) Google Inc., A.........................................................   United States      18,490     10,618,622
       Harris Corp............................................................   United States      56,930      3,075,928
       MasterCard Inc., A.....................................................   United States       7,100      1,974,936
   (a) MEMC Electronic Materials Inc..........................................   United States      18,900      1,190,133
   (a) MercadoLibre Inc.......................................................     Argentina        60,100      3,039,858
       Nintendo Co. Ltd.......................................................       Japan           4,000      2,195,626
   (a) Omniture Inc...........................................................   United States     193,300      4,411,106
       QUALCOMM Inc...........................................................   United States     178,580      7,712,870
   (a) Riverbed Technology Inc................................................   United States     179,885      2,459,028
   (a) Trimble Navigation Ltd.................................................   United States     128,640      4,218,106
   (a) Visa Inc., A...........................................................   United States      99,000      8,261,550
                                                                                                             ------------
                                                                                                               99,649,474
                                                                                                             ------------
       MATERIALS 2.6%
       Monsanto Co............................................................   United States      40,500      4,617,810
       Potash Corp. of Saskatchewan Inc.......................................      Canada          16,600      3,053,570
                                                                                                             ------------
                                                                                                                7,671,380
                                                                                                             ------------
       TELECOMMUNICATION SERVICES 7.8%
       America Movil SAB de CV, L, ADR........................................      Mexico          43,500      2,521,260
   (a) MetroPCS Communications Inc............................................   United States     169,200      3,323,088
   (a) NII Holdings Inc.......................................................   United States     185,080      8,465,559
   (a) SBA Communications Corp................................................   United States     275,260      8,901,909
                                                                                                             ------------
                                                                                                               23,211,816
                                                                                                             ------------
       TOTAL COMMON STOCKS (COST $241,067,905)................................                                293,121,198
                                                                                                             ------------


                               60 | Annual Report

Franklin Strategic Series

FRANKLIN GROWTH OPPORTUNITIES FUND                                                  COUNTRY        SHARES        VALUE
------------------------------------------------------------------------------   -------------   ---------   ------------
       LONG TERM INVESTMENTS (CONTINUED)
       PREFERRED STOCK (COST $873,300) 0.4%
       INFORMATION TECHNOLOGY 0.4%
(a, d) Dilithium Networks Inc., depository receipt, D, pfd., 144A, PIPES .....   United States     374,806   $  1,293,081
                                                                                                             ------------
       TOTAL LONG TERM INVESTMENTS (COST $241,941,205)........................                                294,414,279
                                                                                                             ------------
       SHORT TERM INVESTMENTS 2.5%
       MONEY MARKET FUND (COST $3,189,780) 1.1%
   (e) Franklin Institutional Fiduciary Trust Money Market Portfolio, 2.29% ..   United States   3,189,780      3,189,780
                                                                                                             ------------
   (f) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES
       MONEY MARKET FUND (COST $4,150,000) 1.4%
   (g) Bank of New York Institutional Cash Reserve Fund, 2.71%................   United States   4,150,000      4,150,000
                                                                                                             ------------
       TOTAL INVESTMENTS (COST $249,280,985) 101.0%...........................                                301,754,059
       OTHER ASSETS, LESS LIABILITIES (1.0)%..................................                                 (2,912,638)
                                                                                                             ------------
       NET ASSETS 100.0%......................................................                               $298,841,421
                                                                                                             ============

See Selected Portfolio Abbreviations on page 79.

(a)  Non-income producing for the twelve months ended April 30, 2008.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933.This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2008, the value of this security was $228,735, representing 0.08% of net assets.

(c) A portion or all of the security is on loan as of April 30, 2008. See Note 1(f).

(d)  See Note 8 regarding restricted securities.

(e) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(f)  See Note 1(f) regarding securities on loan.

(g)  The rate shown is the annualized seven-day yield at period end.


      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 61

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP GROWTH FUND

                                                                       YEAR ENDED APRIL 30,
                                                   ------------------------------------------------------------
CLASS A                                              2008         2007         2006         2005         2004
------------------------------------------------   --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year..............   $  13.05     $  13.90     $  10.63     $  10.55     $   7.46
                                                   --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b)..............      (0.09)       (0.10)       (0.08)       (0.09)       (0.07)
   Net realized and unrealized gains (losses) ..      (1.59)        0.58         3.35         0.17         3.16
                                                   --------     --------     --------     --------     --------
Total from investment operations................      (1.68)        0.48         3.27         0.08         3.09
                                                   --------     --------     --------     --------     --------
Less distributions from net realized gains......      (2.28)       (1.33)          --           --           --
                                                   --------     --------     --------     --------     --------
Redemption fees.................................         --(d)        --(d)        --(d)        --d          --
                                                   --------     --------     --------     --------     --------
Net asset value, end of year....................   $   9.09     $  13.05     $  13.90     $  10.63     $  10.55
                                                   ========     ========     ========     ========     ========
Total return(c).................................     (14.73)%       4.02%       30.76%        0.76%       41.42%
RATIOS TO AVERAGE NET ASSETS
Expenses........................................       1.17%(e)     1.20%(e)     1.16%(e)     1.15%(e)     1.08%
Net investment income (loss)....................      (0.72)%      (0.77)%      (0.61)%      (0.84)%      (0.70)%
SUPPLEMENTAL DATA
Net assets, end of year (000's).................   $274,142     $549,733     $693,084     $765,216     $908,599
Portfolio turnover rate.........................      48.52%       51.49%       44.34%       46.35%       47.08%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.


 62 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND

                                                                            YEAR ENDED APRIL 30,
                                                       --------------------------------------------------------------
CLASS B                                                  2008         2007         2006          2005          2004
----------------------------------------------------   -------      -------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $ 12.35      $ 13.32      $  10.26      $  10.27      $   7.33
                                                       -------      -------      --------      --------      --------
Income from investment operations(a):
   Net investment income (loss)(b) .................     (0.16)       (0.18)        (0.16)        (0.17)        (0.15)
   Net realized and unrealized gains (losses) ......     (1.48)        0.54          3.22          0.16          3.09
                                                       -------      -------      --------      --------      --------
Total from investment operations ...................     (1.64)        0.36          3.06         (0.01)         2.94
                                                       -------      -------      --------      --------      --------
Less distributions from net realized gains .........     (2.28)       (1.33)           --            --            --
                                                       -------      -------      --------      --------      --------
Redemption fees ....................................        --(d)        --(d)         --(d)         --(d)         --
                                                       -------      -------      --------      --------      --------
Net asset value, end of year .......................   $  8.43      $ 12.35      $  13.32      $  10.26      $  10.27
                                                       =======      =======      ========      ========      ========
Total return(c) ....................................    (15.27)%       3.27%        29.82%        (0.10)%       40.11%
RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................      1.92%(e)     1.96%(e)      1.91%(e)      1.91%(e)      1.92%
Net investment income (loss) .......................     (1.47)%      (1.53)%       (1.36)%       (1.60)%       (1.54)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $52,465      $85,684      $111,458      $105,070      $122,004
Portfolio turnover rate ............................     48.52%       51.49%        44.34%        46.35%        47.08%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.


      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 63

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND

                                                                             YEAR ENDED APRIL 30,
                                                       ---------------------------------------------------------------
CLASS C                                                  2008         2007          2006          2005          2004
----------------------------------------------------   -------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $ 12.36      $  13.33      $  10.27      $  10.27      $   7.33
                                                       -------      --------      --------      --------      --------
Income from investment operations(a):
  Net investment income (loss)(b) ..................     (0.16)        (0.18)        (0.16)        (0.17)        (0.15)
  Net realized and unrealized gains (losses) .......     (1.49)         0.54          3.22          0.17          3.09
                                                       -------      --------      --------      --------      --------
Total from investment operations ...................     (1.65)         0.36          3.06            --          2.94
                                                       -------      --------      --------      --------      --------
Less distributions from net realized gains .........     (2.28)        (1.33)           --            --            --
                                                       -------      --------      --------      --------      --------
Redemption fees ....................................        --(d)         --(d)         --(d)         --(d)         --
                                                       -------      --------      --------      --------      --------
Net asset value, end of year .......................   $  8.43      $  12.36      $  13.33      $  10.27      $  10.27
                                                       =======      ========      ========      ========      ========
Total return(c) ....................................    (15.35)%        3.27%        29.80%           --%        40.11%
RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................      1.92%(e)      1.95%(e)      1.92%(e)      1.91%(e)      1.92%
Net investment income (loss) .......................     (1.47)%       (1.52)%       (1.37)%       (1.60)%       (1.54)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $75,846      $120,900      $170,159      $164,117      $200,037
Portfolio turnover rate ............................     48.52%        51.49%        44.34%        46.35%        47.08%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.


64 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND

                                                                         YEAR ENDED APRIL 30,
                                                       -------------------------------------------------------
CLASS R                                                  2008        2007        2006        2005        2004
----------------------------------------------------   -------      ------      ------      ------      ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $ 12.86      $13.75      $10.54      $10.49      $ 7.45
                                                       -------      ------      ------      ------      ------
Income from investment operations(a):
   Net investment income (loss)(b) .................     (0.11)      (0.13)      (0.11)      (0.12)      (0.10)
   Net realized and unrealized gains (losses) ......     (1.56)       0.57        3.32        0.17        3.14
                                                       -------      ------      ------      ------      ------
Total from investment operations ...................     (1.67)       0.44        3.21        0.05        3.04
                                                       -------      ------      ------      ------      ------
Less distributions from net realized gains .........     (2.28)      (1.33)         --          --          --
                                                       -------      ------      ------      ------      ------
Redemption fees ....................................        --(d)       --(d)       --(d)       --(d)       --
                                                       -------      ------      ------      ------      ------
Net asset value, end of year .......................   $  8.91      $12.86      $13.75      $10.54      $10.49
                                                       =======      ======      ======      ======      ======
Total return(c) ....................................    (14.87)%      3.77%      30.46%       0.48%      40.81%
RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................      1.42%(e)    1.46%(e)    1.42%(e)    1.41%(e)    1.42%
Net investment income (loss) .......................     (0.97)%     (1.03)%     (0.87)%     (1.10)%     (1.04)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $ 3,166      $5,759      $6,328      $4,392      $4,542
Portfolio turnover rate ............................     48.52%      51.49%      44.34%      46.35%      47.08%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.


      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 65

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND

                                                                              YEAR ENDED APRIL 30,
                                                       -----------------------------------------------------------------
ADVISOR CLASS                                            2008          2007          2006          2005          2004
----------------------------------------------------   --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $  13.34      $  14.15      $  10.79      $  10.69      $   7.55
                                                       --------      --------      --------      --------      --------
Income from investment operations(a):
   Net investment income (loss)(b) .................      (0.05)        (0.07)        (0.05)        (0.07)        (0.05)
   Net realized and unrealized gains (losses) ......      (1.64)         0.59          3.41          0.17          3.19
                                                       --------      --------      --------      --------      --------
Total from investment operations ...................      (1.69)         0.52          3.36          0.10          3.14
                                                       --------      --------      --------      --------      --------
Less distributions from net realized gains .........      (2.28)        (1.33)           --            --            --
                                                       --------      --------      --------      --------      --------
Redemption fees ....................................         --(c)         --(c)         --(c)         --(c)         --
                                                       --------      --------      --------      --------      --------
Net asset value, end of year .......................   $   9.37      $  13.34      $  14.15      $  10.79      $  10.69
                                                       ========      ========      ========      ========      ========
Total return .......................................     (14.46)%        4.24%        31.14%         0.94%        41.59%
RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................       0.92%(d)      0.96%(d)      0.92%(d)      0.91%(d)      0.92%
Net investment income (loss) .......................      (0.47)%       (0.53)%       (0.37)%       (0.60)%       (0.54)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $220,857      $325,425      $326,475      $235,101      $211,271
Portfolio turnover rate ............................      48.52%        51.49%       44.34%         46.35%        47.08%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Benefit of expense reduction rounds to less than 0.01%.


66 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2008

FRANKLIN SMALL CAP GROWTH FUND                                                 SHARES         VALUE
--------------------------------------------------------------------------   ----------   ------------
      COMMON STOCKS 96.9%
      CONSUMER DISCRETIONARY 18.2%
  (a) Aeropostale Inc. ...................................................      134,800   $  4,285,293
  (a) BJ's Restaurants Inc. ..............................................      378,800      5,280,472
  (a) Chipotle Mexican Grill Inc., B .....................................      130,700     11,105,579
  (a) Drew Industries Inc. ...............................................      358,900      8,753,571
  (a) FGX International Holdings Ltd. (Virgin Islands (British)) .........      538,700      7,030,035
  (a) Hibbett Sports Inc. ................................................       60,300      1,101,078
  (a) Lions Gate Entertainment Corp. .....................................      903,700      9,280,999
(a,b) Lululemon Athletica Inc. (Canada) ..................................      135,300      4,190,241
      The Men's Wearhouse Inc. ...........................................      151,500      4,034,445
      Orient-Express Hotels Ltd., A ......................................      168,500      7,843,675
(a,b) Panera Bread Co. ...................................................      130,700      6,830,382
  (a) Shuffle Master Inc. ................................................      980,600      4,814,746
  (a) Shutterfly Inc. ....................................................      222,600      3,639,510
      Strayer Education Inc. .............................................       46,600      8,653,154
  (a) Tenneco Inc. .......................................................      303,400      7,760,972
  (a) Tractor Supply Co. .................................................      219,900      7,819,644
  (a) Universal Technical Institute Inc. .................................      441,700      5,008,878
  (a) Zumiez Inc. ........................................................      316,800      6,636,960
                                                                                          ------------
                                                                                           114,069,634
                                                                                          ------------
      CONSUMER STAPLES 2.3%
  (a) Hain Celestial Group Inc. ..........................................      347,700      8,581,236
  (a) Hansen Natural Corp. ...............................................      167,700      5,934,903
                                                                                          ------------
                                                                                            14,516,139
                                                                                          ------------
      ENERGY 8.5%
  (a) Bill Barrett Corp. .................................................      211,500     10,877,445
  (a) Dril-Quip Inc. .....................................................      145,800      8,333,928
  (a) Helix Energy Solutions Group Inc. ..................................      173,700      6,001,335
  (a) Mariner Energy Inc. ................................................      447,600     12,335,856
  (a) Petrohawk Energy Corp. .............................................      163,700      3,869,868
  (a) Superior Energy Services Inc. ......................................      265,600     11,787,328
                                                                                          ------------
                                                                                            53,205,760
                                                                                          ------------
      FINANCIALS 4.5%
  (a) Clayton Holdings Inc. ..............................................      794,799      4,593,938
      FelCor Lodging Trust Inc. ..........................................      623,600      7,851,124
      iStar Financial Inc. ...............................................      345,200      6,645,100
  (a) MSCI Inc. Class A ..................................................      108,100      3,353,262
  (a) NewStar Financial Inc. .............................................      332,900      1,791,002
      optionsXpress Holdings Inc. ........................................      177,100      3,802,337
                                                                                          ------------
                                                                                            28,036,763
                                                                                          ------------
      HEALTH CARE 14.3%
  (a) American Medical Systems Holdings Inc. .............................      649,100      9,152,310
  (a) Angiotech Pharmaceuticals Inc. .....................................    1,666,900      5,150,721
  (a) Cadence Pharmaceuticals Inc. .......................................      438,700      2,877,872
  (a) Dexcom Inc. ........................................................      681,700      5,249,090
  (a) Impax Laboratories Inc. ............................................      257,100      2,378,175


                               Annual Report | 67

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND                                                 SHARES        VALUE
--------------------------------------------------------------------------   ----------   ------------
      COMMON STOCKS (CONTINUED)
      HEALTH CARE (CONTINUED)
  (a) The Medicines Co. ..................................................      312,200   $  6,165,950
  (a) MWI Veterinary Supply Inc. .........................................      114,100      3,933,027
  (a) Myriad Genetics Inc. ...............................................      196,700      8,170,918
  (a) PAREXEL International Corp. ........................................      252,400      6,410,960
  (a) Penwest Pharmaceuticals Co. ........................................      571,600      1,709,084
  (a) Psychiatric Solutions Inc. .........................................      368,600     12,794,106
  (a) Sciele Pharma Inc. .................................................       81,800      1,576,286
  (a) Sequenom Inc. ......................................................       67,900        429,128
  (a) Tomotherapy Inc. ...................................................      359,800      3,511,648
  (a) TriZetto Group Inc. ................................................      255,700      5,382,485
  (a) Varian Inc. ........................................................      130,800      6,661,644
  (a) VCA Antech Inc. ....................................................      253,500      8,205,795
                                                                                          ------------
                                                                                            89,759,199
                                                                                          ------------
      INDUSTRIALS 8.8%
  (a) Allegiant Travel Co. ...............................................      273,400      7,450,150
  (a) Force Protection Inc. ..............................................      393,300      1,175,967
(a,c) Force Protection Inc., 144A, PIPES..................................      601,000      1,796,990
  (a) Huron Consulting Group Inc. ........................................      204,400      8,556,184
      Manitowoc Co. Inc. .................................................      123,400      4,666,988
  (a) Mobile Mini Inc. ...................................................      392,200      8,334,250
  (a) Orbital Sciences Corp. .............................................      458,900     12,348,999
      Pacer International Inc. ...........................................      301,800      5,601,408
  (a) Stanley Inc. .......................................................      195,800      4,940,034
                                                                                          ------------
                                                                                            54,870,970
                                                                                          ------------
      INFORMATION TECHNOLOGY 37.2%
  (a) ANSYS Inc. .........................................................      160,300      6,448,869
  (a) Atheros Communications..............................................      257,500      6,854,650
  (a) Bottomline Technologies Inc. .......................................      774,100      8,244,165
  (a) Coherent Inc. ......................................................      300,900      8,966,820
  (a) Compellent Technologies Inc. .......................................      368,936      4,703,934
  (a) CyberSource Corp. ..................................................      437,200      7,935,180
  (a) DealerTrack Holdings Inc. ..........................................      253,700      4,881,188
  (a) EPIQ Systems Inc. ..................................................      204,300      3,154,392
  (a) FARO Technologies Inc. .............................................      279,200      9,839,008
  (a) FLIR Systems Inc. ..................................................      324,400     11,136,652
  (a) FormFactor Inc. ....................................................      413,700      7,971,999
      Heartland Payment Systems Inc. .....................................      186,300      4,079,970
  (a) Internap Network Services Corp. ....................................      645,400      3,104,374
  (a) Ixia................................................................    1,318,502      9,348,179
  (a) Microsemi Corp. ....................................................      445,800     10,922,100
  (a) Microtune Inc. .....................................................    1,318,700      4,655,011
      National Instruments Corp. .........................................      166,202      4,889,663
  (a) Netlogic Microsystems Inc. .........................................      350,000     11,476,500
  (a) Nuance Communications Inc. .........................................      522,800     10,602,384
  (a) Omniture Inc. ......................................................      264,400      6,033,608
  (a) Power Integrations Inc. ............................................      433,500     13,512,195


                               68 | Annual Report

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND                                                 SHARES         VALUE
--------------------------------------------------------------------------   ----------   ------------
      COMMON STOCKS (CONTINUED)
      INFORMATION TECHNOLOGY (CONTINUED)
  (a) Quest Software Inc. ................................................      768,700   $ 10,239,084
  (a) RightNow Technologies Inc. .........................................      131,400      1,572,858
  (a) Riverbed Technology Inc. ...........................................      406,400      5,555,488
  (a) Sapient Corp. ......................................................    1,631,100     11,613,432
  (a) Silicon Laboratories Inc. ..........................................      262,700      8,871,379
  (a) Trimble Navigation Ltd..............................................      312,000     10,230,480
  (a) Varian Semiconductor Equipment Associates Inc. .....................      224,475      8,222,519
  (a) ViaSat Inc. ........................................................      440,400      9,732,840
  (a) Voltaire Ltd. (Israel)..............................................      206,809      1,036,113
  (a) Xyratex Ltd. (Bermuda)..............................................      369,100      7,260,197
                                                                                          ------------
                                                                                           233,095,231
                                                                                          ------------
      MATERIALS 1.8%
      FMC Corp. ..........................................................      152,800      9,592,784
      Minerals Technologies Inc. .........................................       22,700      1,537,698
                                                                                          ------------
                                                                                            11,130,482
                                                                                          ------------
      TELECOMMUNICATION SERVICES 1.3%
  (a) SBA Communications Corp. ...........................................      250,000      8,085,000
                                                                                          ------------
      TOTAL COMMON STOCKS (COST $561,217,406).............................                 606,769,178
                                                                                          ------------
      SHORT TERM INVESTMENTS 5.0%
      MONEY MARKET FUND (COST $20,916,527) 3.3%
  (d) Franklin Institutional Fiduciary Trust Money Market Portfolio,
         2.29% ...........................................................   20,916,527     20,916,527
                                                                                          ------------
  (e) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES
      MONEY MARKET FUND (COST $10,444,000) 1.7%
  (f) Bank of New York Institutional Cash Reserve Fund, 2.71%.............   10,444,000     10,444,000
                                                                                          ------------
      TOTAL INVESTMENTS (COST $592,577,933) 101.9%........................                 638,129,705
      OTHER ASSETS, LESS LIABILITIES (1.9)%...............................                 (11,653,467)
                                                                                          ------------
      NET ASSETS 100.0%...................................................                $626,476,238
                                                                                          ============

See Selected Portfolio Abbreviations on page 79.

(a)  Non-income producing for the twelve months ended April 30, 2008.

(b) A portion or all of the security is on loan as of April 30, 2008. See Note 1(f).

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2008, the value of this security was $1,796,990, representing 0.29% of net assets.

(d) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(e)  See Note 1(f) regarding securities on loan.

(f)  The rate shown is the annualized seven-day yield at period end.


      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 69

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                                         YEAR ENDED APRIL 30,
                                                ----------------------------------------------------------------------
CLASS A                                            2008           2007           2006           2005           2004
---------------------------------------------   ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year...........   $    41.54     $    40.42     $    31.31     $    29.69     $    23.14
                                                ----------     ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income (loss)(b)...........        (0.19)         (0.13)           --(d)        (0.08)         (0.14)
   Net realized and unrealized gains
      (losses) ..............................        (1.93)          4.09           9.15           1.70           6.69
                                                ----------     ----------     ----------     ----------     ----------
Total from investment operations.............        (2.12)          3.96           9.15           1.62           6.55
                                                ----------     ----------     ----------     ----------     ----------
Less distributions from:
   Net investment income.....................           --             --          (0.04)            --             --
   Net realized gains........................        (6.72)         (2.84)            --             --             --
                                                ----------     ----------     ----------     ----------     ----------
Total distributions..........................        (6.72)         (2.84)         (0.04)            --             --
                                                ----------     ----------     ----------     ----------     ----------
Redemption fees..............................           --(d)          --(d)          --(d)          --(d)          --(d)
                                                ----------     ----------     ----------     ----------     ----------
Net asset value, end of year.................   $    32.70     $    41.54     $    40.42     $    31.31     $    29.69
                                                ==========     ==========     ==========     ==========     ==========
Total return(c)..............................        (6.24)%        10.38%         29.21%          5.46%         28.31%
RATIOS TO AVERAGE NET ASSETS
Expenses.....................................         1.02%(e)       0.98%(e)       0.96%(e)       0.97%(e)       0.98%
Net investment income (loss).................        (0.50)%        (0.33)%           --%(f)      (0.27)%        (0.51)%
SUPPLEMENTAL DATA
Net assets, end of year (000's)..............   $4,331,657     $5,619,694     $6,532,284     $6,636,792     $7,355,269
Portfolio turnover rate......................        55.09%         52.76%         39.84%         42.96%         52.84%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f)  Rounds to less than 0.01%.


70 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                                     YEAR ENDED APRIL 30,
                                                   -------------------------------------------------------
CLASS B                                              2008        2007        2006        2005        2004
------------------------------------------------   -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year..............   $ 40.00     $ 39.31     $ 30.65     $ 29.28     $ 23.00
                                                   -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income (loss)(b)..............     (0.46)      (0.40)      (0.27)      (0.31)      (0.36)
   Net realized and unrealized gains (losses)...     (1.82)       3.93        8.93        1.68        6.64
                                                   -------     -------     -------     -------     -------
Total from investment operations................     (2.28)       3.53        8.66        1.37        6.28
                                                   -------     -------     -------     -------     -------
Less distributions from net realized gains......     (6.72)      (2.84)         --          --          --
                                                   -------     -------     -------     -------     -------
Redemption fees.................................        --(d)       --(d)       --(d)       --(d)       --(d)
                                                   -------     -------     -------     -------     -------
Net asset value, end of year....................   $ 31.00     $ 40.00     $ 39.31     $ 30.65     $ 29.28
                                                   =======     =======     =======     =======     =======
Total return(c).................................     (6.92)%      9.53%      28.25%       4.68%      27.30%
RATIOS TO AVERAGE NET ASSETS
Expenses........................................      1.77%(e)    1.73%(e)    1.71%(e)    1.72%(e)    1.73%
Net investment income (loss)....................     (1.25)%     (1.08)%     (0.75)%     (1.02)%     (1.26)%
SUPPLEMENTAL DATA
Net assets, end of year (000's).................   $25,457     $32,570     $36,911     $31,733     $26,161
Portfolio turnover rate.........................     55.09%      52.76%      39.84%      42.96%      52.84%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.


      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 71

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                                        YEAR ENDED APRIL 30,
                                                  ----------------------------------------------------------------
CLASS C                                             2008          2007          2006          2005          2004
------------------------------------------------  --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year..............  $  38.85      $  38.25      $  29.82      $  28.49      $  22.37
                                                  --------      --------      --------      --------      --------
Income from investment operations(a):
   Net investment income (loss)(b)..............     (0.45)        (0.39)        (0.26)        (0.31)        (0.34)
   Net realized and unrealized gains (losses)...     (1.76)         3.83          8.69          1.64          6.46
                                                  --------      --------      --------      --------      --------
Total from investment operations................     (2.21)         3.44          8.43          1.33          6.12
                                                  --------      --------      --------      --------      --------
Less distributions from net realized gains......     (6.72)        (2.84)           --            --            --
                                                  --------      --------      --------      --------      --------
Redemption fees.................................        --(d)         --(d)         --(d)         --(d)         --(d)
                                                  --------      --------      --------      --------      --------
Net asset value, end of year....................  $  29.92      $  38.85      $  38.25      $  29.82      $  28.49
                                                  ========      ========      ========      ========      ========
Total return(c) ................................     (6.94)%        9.56%        28.27%         4.67%        27.36%
RATIOS TO AVERAGE NET ASSETS
Expenses........................................      1.77%(e)      1.72%(e)      1.71%(e)      1.72%(e)      1.71%
Net investment income (loss)....................     (1.25)%       (1.07)%       (0.75)%       (1.02)%       (1.24)%
SUPPLEMENTAL DATA
Net assets, end of year (000's).................  $523,040      $653,529      $728,710      $654,549      $762,602
Portfolio turnover rate.........................     55.09%        52.76%        39.84%        42.96%        52.84%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.


 72 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND


                                                                      YEAR ENDED APRIL 30,
                                                  ------------------------------------------------------------
CLASS R                                             2008         2007          2006         2005         2004
-----------------------------------------------   -------      --------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year.............   $ 40.96      $  39.98      $ 31.04      $ 29.50      $ 23.06
                                                  -------      --------      -------      -------      -------
Income from investment operations(a):
   Net investment income (loss)(b).............     (0.29)        (0.23)       (0.08)       (0.15)       (0.22)
   Net realized and unrealized gains (losses)       (1.89)         4.05         9.04         1.69         6.66
                                                  -------      --------      -------      -------      -------
Total from investment operations...............     (2.18)         3.82         8.96         1.54         6.44
                                                  -------      --------      -------      -------      -------
Less distributions from:
   Net investment income.......................        --            --        (0.02)          --           --
   Net realized gains..........................     (6.72)        (2.84)          --           --           --
                                                  -------      --------      -------      -------      -------
Total distributions............................     (6.72)        (2.84)       (0.02)          --           --
                                                  -------      --------      -------      -------      -------
Redemption fees................................        --(d)         --(d)        --(d)        --(d)        --(d)
                                                  -------      --------      -------      -------      -------
Net asset value, end of year...................   $ 32.06      $  40.96      $ 39.98      $ 31.04      $ 29.50
                                                  =======      ========      =======      =======      =======
Total return(c)................................     (6.48)%       10.11%       28.88%        5.22%       27.93%
RATIOS TO AVERAGE NET ASSETS
Expenses.......................................      1.27%(e)      1.23%(e)     1.21%(e)     1.22%(e)     1.23%
Net investment income (loss)...................     (0.75)%       (0.58)%      (0.25)%      (0.52)%      (0.76)%
SUPPLEMENTAL DATA
Net assets, end of year (000's)................   $94,334      $118,387      $93,916      $54,139      $41,404
Portfolio turnover rate........................     55.09%        52.76%       39.84%       42.96%       52.84%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.


      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 73

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND


                                                                          YEAR ENDED APRIL 30,
                                                   ----------------------------------------------------------------
ADVISOR CLASS                                        2008          2007          2006          2005          2004
------------------------------------------------   --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year..............   $  42.22      $  40.93      $  31.71      $  29.99      $  23.32
                                                   --------      --------      --------      --------      --------
Income from investment operations(a):
   Net investment income (loss)(b)..............      (0.10)        (0.03)         0.10            --(c)      (0.07)
   Net realized and unrealized gains (losses)...      (1.97)         4.16          9.26          1.72          6.74
                                                   --------      --------      --------      --------      --------
Total from investment operations................      (2.07)         4.13          9.36          1.72          6.67
                                                   --------      --------      --------      --------      --------
Less distributions from:
   Net investment income........................         --            --         (0.14)           --            --
   Net realized gains...........................      (6.72)        (2.84)           --            --            --
                                                   --------      --------      --------      --------      --------
Total distributions.............................      (6.72)        (2.84)        (0.14)           --            --
                                                   --------      --------      --------      --------      --------
Redemption fees.................................         --(c)         --(c)         --(c)         --(c)         --(c)
                                                   --------      --------      --------      --------      --------
Net asset value, end of year....................   $  33.43      $  42.22      $  40.93      $  31.71      $  29.99
                                                   ========      ========      ========      ========      ========
Total return....................................      (6.00)%       10.65%        29.55%         5.74%        28.60%
RATIOS TO AVERAGE NET ASSETS
Expenses........................................       0.77%(d)      0.73%(d)      0.71%(d)      0.72%(d)      0.73%
Net investment income (loss)....................      (0.25)%       (0.08)%        0.25%        (0.02)%       (0.26)%
SUPPLEMENTAL DATA
Net assets, end of year (000's).................   $812,503      $803,365      $794,395      $347,518      $320,154
Portfolio turnover rate.........................      55.09%        52.76%        39.84%        42.96%        52.84%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Benefit of expense reduction rounds to less than 0.01%.


 74 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2008

FRANKLIN SMALL-MID CAP GROWTH FUND                                                               SHARES           VALUE
-------------------------------------------------------------------------------------------   ------------   --------------
        LONG TERM INVESTMENTS 93.3%
        COMMON STOCKS 93.3%
        CONSUMER DISCRETIONARY 11.2%
    (a) Chipotle Mexican Grill Inc., B.....................................................        727,210   $   61,791,035
    (a) Dick's Sporting Goods Inc..........................................................      2,176,400       62,245,040
        Garmin Ltd. (Cayman Islands).......................................................        554,500       22,679,050
        Guess? Inc.........................................................................      2,466,100       94,402,308
        International Game Technology......................................................        939,600       32,641,704
    (b) The Men's Wearhouse Inc............................................................      3,301,000       87,905,630
        Nordstrom Inc......................................................................      1,385,300       48,845,678
        PetSmart Inc.......................................................................      2,370,760       53,057,609
    (a) Tractor Supply Co..................................................................      1,432,500       50,939,700
    (b) Wolverine World Wide Inc...........................................................      3,792,210      108,988,115
    (a) Zumiez Inc.........................................................................      1,289,700       27,019,215
                                                                                                             --------------
                                                                                                                650,515,084
                                                                                                             --------------
        CONSUMER STAPLES 1.7%
    (a) Hansen Natural Corp................................................................      2,802,300       99,173,397
                                                                                                             --------------
        ENERGY 15.0%
    (a) Bill Barrett Corp..................................................................      2,103,800      108,198,434
    (a) FMC Technologies Inc...............................................................      2,205,156      148,186,483
    (a) Mariner Energy Inc.................................................................      4,049,600      111,606,976
    (a) National-Oilwell Varco Inc.........................................................      1,318,592       90,257,623
        Noble Energy Inc...................................................................      1,610,840      140,143,080
        Smith International Inc............................................................      2,502,000      191,428,020
    (a) Southwestern Energy Co.............................................................      1,865,200       78,916,612
                                                                                                             --------------
                                                                                                                868,737,228
                                                                                                             --------------
        FINANCIALS 3.8%
    (a) Affiliated Managers Group Inc......................................................      1,153,300      114,568,822
        FelCor Lodging Trust Inc...........................................................      2,072,500       26,092,775
        iStar Financial Inc................................................................      4,204,200       80,930,850
                                                                                                             --------------
                                                                                                                221,592,447
                                                                                                             --------------
        HEALTH CARE 13.6%
  (a,b) American Medical Systems Holdings Inc..............................................      3,689,900       52,027,590
        C. R. Bard Inc.....................................................................        593,000       55,842,810
    (a) Cerner Corp........................................................................        322,912       14,941,138
    (a) Community Health Systems Inc.......................................................      1,186,864       44,543,006
    (a) Coventry Health Care Inc...........................................................        941,500       42,113,295
    (a) Express Scripts Inc................................................................      1,071,000       74,991,420
    (a) Henry Schein Inc...................................................................      1,185,500       65,641,135
    (a) Hologic Inc........................................................................      1,832,660       53,495,345
    (a) Millennium Pharmaceuticals Inc.....................................................      3,435,500       85,440,885
    (a) Myriad Genetics Inc................................................................        628,500       26,107,890
        Pharmaceutical Product Development Inc.............................................        904,800       37,476,816
    (a) QIAGEN NV (Netherlands)............................................................      2,737,100       60,790,991
  (a,c) Stereotaxis Inc....................................................................      1,463,200        9,964,392
    (a) Varian Medical Systems Inc.........................................................      1,384,800       64,919,424
    (a) Waters Corp........................................................................      1,569,600       96,467,616
                                                                                                             --------------
                                                                                                                784,763,753
                                                                                                             --------------


                               Annual Report | 75

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2008

FRANKLIN SMALL-MID CAP GROWTH FUND                                                               SHARES           VALUE
-------------------------------------------------------------------------------------------   ------------   --------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS (CONTINUED)
        INDUSTRIALS 15.7%
        AMTEK Inc..........................................................................      2,968,500   $  144,031,620
        C.H Robinson Worldwide Inc.........................................................      1,776,000      111,319,680
        Expeditors International of Washington Inc.........................................        788,100       36,717,579
(a,b,d) Force Protection Inc., 144A, PIPES.................................................      3,734,600       11,166,454
    (a) Foster Wheeler Ltd.................................................................      1,080,000       68,785,200
  (a,b) Orbital Sciences Corp..............................................................      3,420,100       92,034,891
        Precision Castparts Corp...........................................................      1,183,510      139,133,436
        Robert Half International Inc......................................................      2,036,800       48,272,160
    (a) Ryanair Holdings PLC, ADR (Ireland)................................................      1,549,500       42,006,945
  (a,c) SunPower Corp., A..................................................................      1,253,100      109,358,037
    (a) Terex Corp.........................................................................      1,499,000      104,450,320
                                                                                                             --------------
                                                                                                                907,276,322
                                                                                                             --------------
        INFORMATION TECHNOLOGY 26.5%
    (a) Activision Inc.....................................................................      3,900,300      105,503,115
    (a) Alliance Data Systems Corp.........................................................        284,100       16,310,181
    (a) Concur Technologies Inc............................................................        542,800       17,988,392
    (a) Equinix Inc........................................................................        644,400       58,266,648
        FactSet Research Systems Inc.......................................................      1,750,400      105,076,512
  (a,c) FLIR Systems Inc...................................................................      5,433,800      186,542,354
  (a,b) FormFactor Inc.....................................................................      3,689,300       71,092,811
        Global Payments Inc................................................................      1,721,000       76,171,460
        Harris Corp........................................................................      2,634,600      142,347,438
    (a) Lam Research Corp..................................................................      1,088,000       44,433,920
    (a) Logitech International SA (Switzerland)............................................      1,621,540       48,921,862
        Maxim Integrated Products Inc......................................................      2,701,800       56,818,854
    (a) Mettler-Toledo International Inc.(Switzerland).....................................        699,126       66,598,743
  (a,b) Microsemi Corp.....................................................................      5,007,300      122,678,850
    (a) Nuance Communications Inc..........................................................      5,804,500      117,715,260
    (a) Omniture Inc.......................................................................        786,000       17,936,520
    (a) Salesforce.com Inc.................................................................        497,400       33,191,502
  (a,b) Silicon Laboratories Inc...........................................................      3,561,500      120,271,855
    (a) Trimble Navigation Ltd.............................................................      2,862,360       93,856,784
  (a,e) UbiSoft Entertainment SA (France)..................................................        293,800       29,633,610
                                                                                                             --------------
                                                                                                              1,531,356,671
                                                                                                             --------------
        MATERIALS 0.1%
    (a) Intrepid Potash Inc................................................................        113,800        5,404,362
                                                                                                             --------------
        TELECOMMUNICATION SERVICES 4.7%
  (a,f) Anda Networks......................................................................         91,107          172,192
    (a) Crown Castle International Corp....................................................      1,179,400       45,819,690
    (a) MetroPCS Communications Inc........................................................      4,018,200       78,917,448
    (a) NII Holdings Inc...................................................................      2,239,340      102,427,412
    (a) SBA Communications Corp............................................................      1,396,800       45,172,512
    (a) TeleCorp PCS Inc., Escrow Account..................................................      4,569,500               --
                                                                                                             --------------
                                                                                                                272,509,254
                                                                                                             --------------


                               76 | Annual Report

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND                                                               SHARES           VALUE
-------------------------------------------------------------------------------------------   ------------   --------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS (CONTINUED)
        UTILITIES 1.0%
        International Power PLC (United Kingdom)...........................................      6,343,700   $   55,403,389
                                                                                                             --------------
        TOTAL COMMON STOCKS (COST $4,355,791,691)                                                             5,396,731,907
                                                                                                             --------------
        CONVERTIBLE PREFERRED STOCKS 0.0%(g)
        INDUSTRIALS 0.0%(g)
  (a,f) Foveon Inc., cvt  pfd., D, 144A....................................................      1,792,573           17,926
  (a,f) Foveon Inc., cvt  pfd., E, 144A....................................................      2,597,593        2,822,544
                                                                                                             --------------
        TOTAL CONVERTIBLE PREFERRED STOCKS (COST $16,635,019)                                                     2,840,470
                                                                                                             --------------
        TOTAL LONG TERM INVESTMENTS (COST $4,372,426,710)                                                     5,399,572,377
                                                                                                             --------------
        SHORT TERM INVESTMENTS 9.2%
        MONEY MARKET FUND (COST $210,909,624) 3.7%
    (h) Franklin Institutional Fiduciary Trust Money Market Portfolio, 2.29%...............    210,909,624      210,909,624
                                                                                                             --------------

                                                                                                PRINCIPAL
                                                                                                 AMOUNT
                                                                                              ------------
        REPURCHASE AGREEMENT (COST $196,440,038) 3.4%
    (i) Joint Repurchase Agreement, 1.910%, 5/01/08 (Maturity Value $196,450,462)..........   $196,440,038      196,440,038
           ABN AMRO BankNV, New York Branch (Maturity Value $18,012,543)
           Banc of America Securities LLC (Maturity Value $16,951,710)
           Barclays Capital Inc. (Maturity Value $16,951,710)
           BNP Paribas Securities Corp. (Maturity Value $16,951,710)
           Credit Suisse Securities (USA) LLC (Maturity Value $14,126,753)
           Deutsche Bank Securities Inc. (Maturity Value $16,951,710)
           Goldman, Sachs & Co. (Maturity Value $16,951,710)
           Greenwich Capital Markets Inc. (Maturity Value $19,071,411)
           Lehman Brothers Inc. (Maturity Value $13,507,934)
           Merrill Lynch Government Securities Inc. (Maturity Value $16,951,710)
           Morgan Stanley & Co. Inc. (Maturity Value $13,069,851)
           UBS Securities LLC (Maturity Value $16,951,710)
              Collateralized by U.S. Government Agency Securities, 1.96%-6.375%,
              5/13/08-2/21/13; (j) U.S  Government Agency Discount Notes, 5/05/08-6/06/08;
              and U.S. Treasury Notes, 3.00%-5.00%, 7/31/08-5/41/12

                                                                                                 SHARES
                                                                                              ------------
    (k) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES
        MONEY MARKET FUND (COST $123,813,000) 2.1%
    (l) Bank of New York Institutional Cash Reserve Fund, 2.71%............................    123,813,000      123,813,000
                                                                                                             --------------
        TOTAL INVESTMENTS (COST $4,903,589,372) 102.5%.....................................                   5,930,735,039
        OTHER ASSETS, LESS LIABILITIES (2.5)%..............................................                    (143,744,004)
                                                                                                             --------------
        NET ASSETS 100.0%..................................................................                  $5,786,991,035
                                                                                                             ==============


                               Annual Report | 77

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

See Selected Portfolio Abbreviations on page 79.

(a)  Non-income producing for the twelve months ended April 30, 2008.

(b)  See Note 9 regarding holdings of 5% voting securities.

(c) A portion or all of the security is on loan as of April 30, 2008 See Note 1(f).

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933.This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees At April 30, 2008, the value of this security was $11,166,454, representing 0.19% of net assets.

(e) A portion or all of the security purchased on a when-issued or delayed delivery basis See Note 1(d).

(f)  See Note 8 regarding restricted securities.

(g)  Rounds to less than 0.1% of net assets.

(h) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio The rate shown is the annualized seven-day yield at period end.

(i)  See Note 1(c) regarding joint repurchase agreement.

(j)  The security is traded on a discount basis with no stated coupon rate.

(k)  See Note 1(f) regarding securities on loan.

(l)  The rate shown is the annualized seven-day yield at period end.


 78 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2008

SELECTED PORTFOLIO ABBREVIATIONS

ADR   - American Depository Receipt

PIPES - Private Investment in Public Equity Security


      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 79

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2008

                                                                                    FRANKLIN
                                                                  FRANKLIN           GROWTH         FRANKLIN         FRANKLIN
                                                                  FLEX CAP       OPPORTUNITIES      SMALL CAP      SMALL-MID CAP
                                                                 GROWTH FUND          FUND         GROWTH FUND      GROWTH FUND
                                                               --------------    -------------    ------------    --------------
    Assets:
    Investments in securities:
       Cost - Unaffiliated issuers .........................   $2,112,931,181    $ 246,091,205    $571,661,406    $3,782,177,147
       Cost - Non-controlled affiliated issuers (Note 9) ...               --               --              --       714,062,563
       Cost - Sweep Money Fund (Note 7) ....................       49,018,782        3,189,780      20,916,527       210,909,624
       Cost - Repurchase agreements ........................               --               --              --       196,440,038
                                                               --------------    -------------    ------------    --------------
       Total cost of investments ...........................   $2,161,949,963    $ 249,280,985    $592,577,933    $4,903,589,372
                                                               ==============    =============    ============    ==============
       Value - Unaffiliated issuers ........................   $2,869,504,718    $ 298,564,279    $617,213,178    $4,857,219,181
       Value - Non-controlled affiliated issuers (Note 9) ..               --               --              --       666,166,196
       Value - Sweep Money Fund (Note 7) ...................       49,018,782        3,189,780      20,916,527       210,909,624
       Value - Repurchase agreements .......................               --               --              --       196,440,038
                                                               --------------    -------------    ------------    --------------
       Total value of investments(a) .......................    2,918,523,500      301,754,059     638,129,705     5,930,735,039
    Foreign currency, at value (cost $30,082) ..............               --               --              --            46,142
    Receivables:
       Investment securities sold ..........................        1,733,153        1,319,327       6,341,982        29,415,336
       Capital shares sold .................................        3,397,599          846,485         263,352         3,589,973
       Dividends and interest ..............................        1,358,378           92,748         143,518         1,116,227
                                                               --------------    -------------    ------------    --------------
          Total assets .....................................    2,925,012,630      304,012,619     644,878,557     5,964,902,717
                                                               --------------    -------------    ------------    --------------
    Liabilities:
    Payables:
       Investment securities purchased .....................               --          552,859       2,502,708        23,462,648
       Capital shares redeemed .............................        4,751,910          130,213       4,603,200        23,860,784
       Affiliates ..........................................        2,154,005          274,673         607,877         4,326,495
    Payable upon return of securities loaned ...............       20,200,000        4,150,000      10,444,000       123,813,000
    Accrued expenses and other liabilities .................          642,065           63,453         244,534         2,448,755
                                                               --------------    -------------    ------------    --------------
          Total liabilities ................................       27,747,980        5,171,198      18,402,319       177,911,682
                                                               --------------    -------------    ------------    --------------
             Net assets, at value ..........................   $2,897,264,650    $ 298,841,421    $626,476,238    $5,786,991,035
                                                               ==============    =============    ============    ==============
    Net assets consist of:
       Paid-in capital .....................................   $2,150,608,067    $ 380,543,257    $597,583,122    $4,753,978,554
       Net unrealized appreciation (depreciation) ..........      756,573,537       52,470,652      45,551,772     1,027,161,727
       Accumulated net realized gain (loss) ................       (9,916,954)    (134,172,488)    (16,658,656)        5,850,754
                                                               --------------    -------------    ------------    --------------
             Net assets, at value ..........................   $2,897,264,650    $ 298,841,421    $626,476,238    $5,786,991,035
                                                               ==============    =============    ============    ==============
(a) Includes securities loaned .............................   $   19,626,000    $   4,058,055    $ 10,957,911    $  121,014,946


 80 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2008

                                                                                    FRANKLIN
                                                                    FRANKLIN         GROWTH         FRANKLIN       FRANKLIN
                                                                    FLEX CAP      OPPORTUNITIES     SMALL CAP    SMALL-MID CAP
                                                                   GROWTH FUND        FUND         GROWTH FUND    GROWTH FUND
                                                                 --------------    ------------   ------------  --------------
CLASS A:
   Net assets, at value ......................................   $2,011,347,545    $137,312,693   $274,142,329  $4,331,657,423
                                                                 --------------    ------------   ------------  --------------
   Shares outstanding ........................................       43,946,436       6,844,794     30,142,965     132,458,115
                                                                 --------------    ------------   ------------  --------------
Net asset value per share(a) .................................   $        45.77    $      20.06   $       9.09  $        32.70
                                                                 --------------    ------------   ------------  --------------
   Maximum offering price per share (net asset value
      per share/94.25%).......................................   $        48.56    $      21.28   $       9.64  $        34.69
                                                                 --------------    ------------   ------------  --------------
CLASS B:
   Net assets, at value ......................................   $   95,600,106    $ 11,528,492   $ 52,465,362  $   25,456,768
                                                                 --------------    ------------   ------------  --------------
   Shares outstanding ........................................        2,240,763         608,303      6,226,915         821,234
                                                                 --------------    ------------   ------------  --------------
   Net asset value and maximum offering price per share(a) ...   $        42.66    $      18.95   $       8.43  $        31.00
                                                                 --------------    ------------   ------------  --------------
CLASS C:
   Net assets, at value ......................................   $  375,821,962    $ 40,252,789   $ 75,846,257  $  523,040,081
                                                                 --------------    ------------   ------------  --------------
   Shares outstanding ........................................        8,789,522       2,128,782      8,993,472      17,480,027
                                                                 --------------    ------------   ------------  --------------
   Net asset value and maximum offering price per share(a)....   $        42.76    $      18.91   $       8.43  $        29.92
                                                                 --------------    ------------   ------------  --------------
CLASS R:
   Net assets, at value ......................................   $   66,249,601    $  7,862,691   $  3,165,692  $   94,334,221
                                                                 --------------    ------------   ------------  --------------
  Shares outstanding .........................................        1,468,949         397,090        355,466       2,942,151
                                                                 --------------    ------------   ------------  --------------
   Net asset value and maximum offering price per share(a)....   $        45.10    $      19.80   $       8.91  $        32.06
                                                                 --------------    ------------   ------------  --------------
ADVISOR CLASS:
   Net assets, at value ......................................   $  348,245,436    $101,884,756   $220,856,598  $  812,502,542
                                                                 --------------    ------------   ------------  --------------
   Shares outstanding ........................................        7,545,671       4,945,086     23,558,580      24,301,900
                                                                 --------------    ------------   ------------  --------------
   Net asset value and maximum offering price per share(a)....   $        46.15    $      20.60   $       9.37  $        33.43
                                                                 --------------    ------------   ------------  --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 81

Franklin Strategic Series

STATEMENTS OF OPERATIONS
for the year ended April 30, 2008


                                                                                  FRANKLIN
                                                                   FRANKLIN       GROWTH          FRANKLIN        FRANKLIN
                                                                   FLEX CAP    OPPORTUNITIES     SMALL CAP     SMALL-MID CAP
                                                                 GROWTH FUND       FUND         GROWTH FUND     GROWTH FUND
                                                                 -----------   -------------   -------------   -------------
Investment income:
   Dividends:
      Unaffiliated issuers ...................................   $19,922,232    $ 1,006,117    $   2,982,885   $  25,241,707
      Non-controlled affiliated issuers (Note 9) .............            --             --               --       1,509,261
      Sweep Money Fund (Note 7) ..............................     3,905,470        262,469          451,257       5,607,814
   Interest ..................................................           846             41              714         597,406
   Income from securities loaned .............................       145,950         92,697          546,321       1,202,288
                                                                 -----------   -------------   -------------   -------------
         Total investment income .............................    23,974,498      1,361,324        3,981,177      34,158,476
                                                                 -----------   -------------   -------------   -------------
Expenses:
   Management fees (Note 3a) .................................    13,020,395      1,349,639        4,473,383      29,560,759
   Administrative fees (Note 3b) .............................            --        548,621        1,788,954              --
   Distribution fees: (Note 3c)
      Class A ................................................     5,059,575        347,897        1,077,395      12,509,013
      Class B ................................................     1,103,819        147,497          703,978         301,190
      Class C ................................................     3,784,109        352,581        1,006,255       6,041,470
      Class R ................................................       383,289         39,602           21,546         538,754
   Transfer agent fees (Note 3e) .............................     5,994,769        647,373        1,629,577      20,012,734
   Custodian fees (Note 4) ...................................        47,661         12,983           18,880         127,492
   Reports to shareholders ...................................       363,336         48,674          106,478         516,888
   Registration and filing fees ..............................       146,189         66,029          105,606         222,274
   Professional fees .........................................        47,908         29,106           32,993          81,817
   Trustees' fees and expenses ...............................        44,653          4,169           16,029          49,537
   Other .....................................................       356,309         11,772           27,606         142,203
                                                                 -----------   -------------   -------------   -------------
         Total expenses ......................................    30,352,012      3,605,943       11,008,680      70,104,131
         Expense reductions (Note 4) .........................        (1,548)        (1,106)            (676)         (3,055)
         Expenses waived/paid by affiliates (Note 3f) ........      (293,647)            --               --              --
                                                                 -----------   -------------   -------------   -------------
            Net expenses .....................................    30,056,817      3,604,837       11,008,004      70,101,076
                                                                 -----------   -------------   -------------   -------------
               Net investment income (loss) ..................    (6,082,319)    (2,243,513)      (7,026,827)    (35,942,600)
                                                                 -----------   ------------    -------------   -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers ................................    73,813,957     12,033,234       89,522,745     541,621,920
         Non-controlled affiliated issuers (Note 9) ..........            --             --               --      (6,157,652)
      Foreign currency transactions ..........................        67,916        (30,746)              --          81,836
                                                                 -----------   -------------   -------------   -------------
               Net realized gain (loss) ......................    73,881,873     12,002,488       89,522,745     535,546,104
                                                                 -----------   -------------   -------------   -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ............................................    11,048,494      7,497,884     (204,815,321)   (898,497,680)
      Translation of assets and liabilities denominated in
         foreign currencies ..................................            --         (1,865)              --          16,060
      Net change in unrealized appreciation (depreciation) ...    11,048,494      7,496,019     (204,815,321)   (898,481,620)
                                                                 -----------   -------------   -------------   -------------
Net realized and unrealized gain (loss) ......................    84,930,367     19,498,507     (115,292,576)   (362,935,516)
                                                                 -----------   -------------   -------------   -------------
Net increase (decrease) in net assets resulting
   from operations ...........................................   $78,848,048    $17,254,994    $(122,319,403)  $(398,878,116)
                                                                 ===========   =============   =============   =============


 82 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FRANKLIN FLEX CAP                FRANKLIN GROWTH
                                                                      GROWTH FUND                  OPPORTUNITIES FUND
                                                                  YEAR ENDED APRIL 30,            YEAR ENDED APRIL 30,
                                                            -------------------------------   ---------------------------
                                                                  2008            2007            2008           2007
                                                            --------------   --------------   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ......................   $   (6,082,319)  $    1,063,071   $ (2,243,513)  $ (1,735,359)
      Net realized gain (loss) from investments and
         foreign currency transactions ..................       73,881,873      155,318,535     12,002,488      5,779,240
      Net change in unrealized appreciation
         (depreciation) on investments and translation
         of assets and liabilities denominated in
         foreign currencies .............................       11,048,494       17,121,276      7,496,019      2,601,548
                                                            --------------   --------------   ------------   ------------
            Net increase (decrease) in net assets
               resulting from operations ................       78,848,048      173,502,882     17,254,994      6,645,429
                                                            --------------   --------------   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ........................................       (1,062,345)      (2,590,377)            --             --
         Class R ........................................          (43,876)         (31,880)            --             --
         Advisor Class ..................................         (161,537)        (689,783)            --             --
      Net realized gains:
         Class A ........................................      (32,084,220)              --             --             --
         Class B ........................................       (1,853,887)              --             --             --
         Class C ........................................       (6,486,834)              --             --             --
         Class R ........................................       (1,221,188)              --             --             --
         Advisor Class ..................................       (5,050,987)              --             --             --
                                                            --------------   --------------   ------------   ------------
   Total distributions to shareholders ..................      (47,964,874)      (3,312,040)            --             --
                                                            --------------   --------------   ------------   ------------
   Capital share transactions: (Note 2)
      Class A ...........................................       10,019,089     (213,191,173)    25,504,203     (9,162,668)
      Class B ...........................................      (23,776,783)     (30,582,659)    (5,044,139)    (3,780,075)
      Class C ...........................................        4,256,506      (36,808,204)     6,765,860        279,209
      Class R ...........................................      (15,994,000)     (14,456,927)       (69,825)     2,016,694
      Advisor Class .....................................       45,026,229       68,440,245      8,963,605     43,161,590
                                                            --------------   --------------   ------------   ------------
   Total capital share transactions .....................       19,531,041     (226,598,718)    36,119,704     32,514,750
                                                            --------------   --------------   ------------   ------------
   Redemption fees ......................................           20,391            8,359          3,208            957
                                                            --------------   --------------   ------------   ------------
            Net increase (decrease) in net assets .......       50,434,606      (56,399,517)    53,377,906     39,161,136
                                                            --------------   --------------   ------------   ------------
Net assets:
   Beginning of year ....................................    2,846,830,044    2,903,229,561    245,463,515    206,302,379
                                                            --------------   --------------   ------------   ------------
   End of year ..........................................   $2,897,264,650   $2,846,830,044   $298,841,421   $245,463,515
                                                            ==============   ==============   ============   ============
Undistributed net investment income included in
   net assets:
   End of year ..........................................   $           --   $    1,262,749   $         --   $      6,480
                                                            ==============   ==============   ============   ============


      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 83

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                    FRANKLIN SMALL CAP              FRANKLIN SMALL-MID CAP
                                                                      GROWTH FUND                        GROWTH FUND
                                                                  YEAR ENDED APRIL 30,            YEAR ENDED APRIL 30,
                                                            -------------------------------   ---------------------------------
                                                                  2008            2007              2008             2007
                                                            --------------   --------------   ---------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ......................   $   (7,026,827)  $   (9,577,948)  $   (35,942,600)  $   (27,283,400)
      Net realized gain (loss) from investments and
         foreign currency transactions ..................       89,522,745      140,281,066       535,546,104       699,240,769
      Net change in unrealized appreciation
         (depreciation) on investments and
         translation of assets and liabilities
         denominated in foreign currencies ..............     (204,815,321)    (102,034,052)     (898,481,620)      (23,627,634)
                                                            --------------   --------------   ---------------   ---------------
            Net increase (decrease) in net assets
               resulting from operations ................     (122,319,403)      28,669,066      (398,878,116)      648,329,735
                                                            --------------   --------------   ---------------   ---------------
   Distributions to shareholders from net
      realized gains:
         Class A ........................................      (80,597,900)     (54,986,996)     (790,889,652)     (396,182,023)
         Class B ........................................      (13,185,309)      (9,457,325)       (5,111,384)       (2,356,258)
         Class C ........................................      (19,085,424)     (13,365,094)     (105,273,976)      (48,066,828)
         Class R ........................................         (619,705)        (591,340)      (16,775,519)       (8,369,958)
         Advisor Class ..................................      (40,266,927)     (29,874,687)     (160,138,265)      (51,154,142)
                                                            --------------   --------------   ---------------   ---------------
   Total distributions to shareholders ..................     (153,755,265)    (108,275,442)   (1,078,188,796)     (506,129,209)
                                                            --------------   --------------   ---------------   ---------------
   Capital share transactions: (Note 2)
      Class A ...........................................     (131,750,498)    (101,711,711)     (221,023,942)   (1,022,578,329)
      Class B ...........................................       (9,331,447)     (17,641,525)          132,361        (4,688,884)
      Class C ...........................................      (10,395,508)     (36,691,357)       16,278,421       (81,677,506)
      Class R ...........................................       (1,529,576)        (170,452)       (1,881,624)       20,580,598
      Advisor Class .....................................      (31,944,950)      15,813,676       242,909,931       (12,559,860)
                                                            --------------   --------------   ---------------   ---------------
   Total capital share transactions .....................     (184,951,979)    (140,401,369)       36,415,147    (1,100,923,981)
                                                            --------------   --------------   ---------------   ---------------
      Redemption fees ...................................            3,008            4,293            97,409            53,592
                                                            --------------   --------------   ---------------   ---------------
            Net increase (decrease) in net assets .......     (461,023,639)    (220,003,452)   (1,440,554,356)     (958,669,863)
Net assets(there is no undistributed net
   investment income at beginning or end of year):
      Beginning of year .................................    1,087,499,877    1,307,503,329     7,227,545,391     8,186,215,254
                                                            --------------   --------------   ---------------   ---------------
      End of year .......................................   $  626,476,238   $1,087,499,877   $ 5,786,991,035   $ 7,227,545,391
                                                            ==============   ==============   ===============   ===============


 84 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eleven separate funds. All funds included in this report (Funds) are diversified. The financial statements of the remaining funds in the Trust are presented separately. The Funds offer five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The Franklin Aggressive Growth Fund was renamed the Franklin Growth Opportunities Fund effective November 1, 2007.

The Franklin Small Cap Growth Fund II was renamed the Franklin Small Cap Growth Fund and reopened to new investors effective March 31, 2008.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist


                               Annual Report | 85

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Funds at year end had been entered into on April 30, 2008. The joint repurchase agreement is valued at cost.


                               86 | Annual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

F. SECURITIES LENDING

The Funds may loan securities to certain brokers through a securities lending agent for which they receive initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the fund in the case of default of any securities borrower.

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


                               Annual Report | 87

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. INCOME TAXES (CONTINUED)

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of April 30, 2008, and have determined that no provision for income tax is required in the Funds' financial statements.

Foreign securities held by the Funds may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Trust from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                               88 | Annual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                             FRANKLIN                     FRANKLIN
                                       FLEX CAP GROWTH FUND      GROWTH OPPORTUNITIES FUND
                                   ---------------------------   -------------------------
                                      SHARES         AMOUNT        SHARES        AMOUNT
                                   -----------   -------------   ----------   ------------
CLASS A SHARES:
Year ended April 30, 2008
   Shares sold .................     8,860,704   $ 412,850,677    3,288,291   $ 67,103,617
   Shares issued in reinvestment
      of distributions .........       564,076      27,302,324           --             --
   Shares redeemed .............    (9,275,872)   (430,133,912)  (2,127,947)   (41,599,414)
                                   -----------   -------------   ----------   ------------
   Net increase (decrease) .....       148,908   $  10,019,089    1,160,344   $ 25,504,203
                                   ===========   =============   ==========   ============
Year ended April 30, 2007
   Shares sold .................     8,485,071   $ 352,610,680    1,439,647   $ 25,226,865
   Shares issued in reinvestment
      of distributions .........        49,920       2,157,532           --             --
   Shares redeemed .............   (13,503,990)   (567,959,385)  (1,970,580)   (34,389,533)
                                   -----------   -------------   ----------   ------------
   Net increase (decrease) .....    (4,968,999)  $(213,191,173)    (530,933)  $ (9,162,668)
                                   ===========   =============   ==========   ============
CLASS B SHARES:
Year ended April 30, 2008
   Shares sold .................       185,826   $   8,281,945       82,357   $  1,608,358
   Shares issued in reinvestment
      of distributions .........        38,247       1,733,727           --             --
   Shares redeemed .............      (783,309)    (33,792,455)    (360,405)    (6,652,497)
                                   -----------   -------------   ----------   ------------
   Net increase (decrease) .....      (559,236)  $ (23,776,783)    (278,048)  $ (5,044,139)
                                   ===========   =============   ==========   ============
Year ended April 30, 2007
   Shares sold .................        91,261   $   3,584,497       73,515   $  1,225,983
   Shares redeemed .............      (865,451)    (34,167,156)    (300,150)    (5,006,058)
                                   -----------   -------------   ----------   ------------
   Net increase (decrease) .....      (774,190)  $ (30,582,659)    (226,635)  $ (3,780,075)
                                   ===========   =============   ==========   ============


                               Annual Report | 89

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                             FRANKLIN                      FRANKLIN
                                       FLEX CAP GROWTH FUND        GROWTH OPPORTUNITIES FUND
                                   ---------------------------   -----------------------------
                                      SHARES         AMOUNT         SHARES          AMOUNT
                                   -----------   -------------   -----------   ---------------
CLASS C SHARES:
Year ended April 30, 2008
   Shares sold..................     1,643,470   $  72,227,327       767,351   $    14,696,919
   Shares issued in reinvestment
      of distributions..........       131,515       5,973,410            --                --
   Shares redeemed..............    (1,714,226)    (73,944,231)     (428,732)       (7,931,059)
                                   -----------   -------------   -----------   ---------------
   Net increase (decrease)......        60,759   $   4,256,506       338,619   $     6,765,860
                                   ===========   =============   ===========   ===============
Year ended April 30, 2007
   Shares sold..................     1,233,577   $  48,625,278       556,467   $     9,330,339
   Shares redeemed..............    (2,162,839)    (85,433,482)     (548,163)       (9,051,130)
                                   -----------   -------------   -----------   ---------------
   Net increase (decrease)......      (929,262)  $ (36,808,204)        8,304   $       279,209
                                   ===========   =============   ===========   ===============
CLASS R SHARES:
Year ended April 30, 2008
   Shares sold..................       357,376   $  16,514,361       174,256   $     3,443,236
   Shares issued in reinvestment
      of distributions..........        26,436       1,261,987            --                --
   Shares redeemed..............      (739,403)    (33,770,348)     (181,695)       (3,513,061)
                                   -----------   -------------   -----------   ---------------
   Net increase (decrease)......      (355,591)  $ (15,994,000)       (7,439)  $       (69,825)
                                   ===========   =============   ===========   ===============
Year ended April 30, 2007
   Shares sold..................       410,766   $  16,932,262       234,993   $     4,037,779
   Shares issued in reinvestment
      of distributions..........           743          31,742            --                --
   Shares redeemed..............      (758,468)    (31,420,931)     (115,853)       (2,021,085)
                                   -----------   -------------   -----------   ---------------
   Net increase (decrease)......      (346,959)  $ (14,456,927)      119,140   $     2,016,694
                                   ===========   =============   ===========   ===============
ADVISOR CLASS SHARES:
Year ended April 30, 2008
   Shares sold..................     1,150,962   $  52,420,394       780,151   $    15,851,341
   Shares issued in reinvestment
      of distributions..........       106,767       5,206,091            --                --
   Shares redeemed..............      (270,893)    (12,600,256)     (335,773)       (6,887,736)
                                   -----------   -------------   -----------   ---------------
   Net increase (decrease)......       986,836   $  45,026,229       444,378   $     8,963,605
                                   ===========   =============   ===========   ===============
Year ended April 30, 2007
   Shares sold..................     2,893,712   $ 123,038,695     2,882,354   $    49,364,281
   Shares issued in reinvestment
      of distributions..........        15,840         687,926            --                --
   Shares redeemed..............    (1,269,489)    (55,286,376)     (348,285)       (6,202,691)
                                   -----------   -------------   -----------   ---------------
   Net increase (decrease)......     1,640,063   $  68,440,245     2,534,069   $    43,161,590
                                   ===========   =============   ===========   ===============


                               90 | Annual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                             FRANKLIN                      FRANKLIN
                                       SMALL CAP GROWTH FUND       SMALL-MID CAP GROWTH FUND
                                   ---------------------------   -----------------------------
                                      SHARES         AMOUNT         SHARES          AMOUNT
                                   -----------   -------------   -----------   ---------------
CLASS A SHARES:
Year ended April 30, 2008
   Shares sold..................     5,142,888   $  57,782,843    27,344,993   $ 1,030,832,137
   Shares issued in reinvestment
      of distributions..........     7,209,636      73,177,801    17,940,000       630,770,384
   Shares redeemed..............   (24,350,461)   (262,711,142)  (48,105,487)   (1,882,626,463)
                                   -----------   -------------   -----------   ---------------
   Net increase (decrease)......   (11,997,937)  $(131,750,498)   (2,820,494)  $  (221,023,942)
                                   ===========   =============   ===========   ===============
Year ended April 30, 2007
   Shares sold..................     6,601,245   $  84,054,237    23,221,061   $   901,953,205
   Shares issued in reinvestment
      of distributions..........     4,022,258      49,634,667     8,628,896       332,212,487
   Shares redeemed..............   (18,348,107)   (235,400,615)  (58,200,426)   (2,256,744,021)
                                   -----------   -------------   -----------   ---------------
   Net increase (decrease)......    (7,724,604)  $(101,711,711)  (26,350,469)  $(1,022,578,329)
                                   ===========   =============   ===========   ===============
CLASS B SHARES:
Year ended April 30, 2008
   Shares sold..................       123,014   $   1,243,897        58,760   $     2,259,539
   Shares issued in reinvestment
      of distributions..........     1,228,476      11,584,529       142,174         4,751,473
   Shares redeemed..............    (2,064,247)    (22,159,873)     (193,900)       (6,878,651)
                                   -----------   -------------   -----------   ---------------
   Net increase (decrease)......      (712,757)  $  (9,331,447)        7,034   $       132,361
                                   ===========   =============   ===========   ===============
Year ended April 30, 2007
   Shares sold..................        67,198   $     796,471        38,764   $     1,457,181
   Shares issued in reinvestment
      of distributions..........       704,083       8,244,812        58,200         2,163,878
   Shares redeemed..............    (2,196,607)    (26,682,808)     (221,805)       (8,309,943)
                                   -----------   -------------   -----------   ---------------
   Net increase (decrease)......    (1,425,326)  $ (17,641,525)     (124,841)  $    (4,688,884)
                                   ===========   =============   ===========   ===============
CLASS C SHARES:
Year ended April 30, 2008
   Shares sold..................       305,315   $   3,089,377     1,327,722   $    46,812,879
   Shares issued in reinvestment
      of distributions..........     1,822,622      17,205,554     2,777,328        89,596,613
   Shares redeemed..............    (2,919,162)    (30,690,439)   (3,447,379)     (120,131,071)
                                   -----------   -------------   -----------   ---------------
   Net increase (decrease)......      (791,225)  $ (10,395,508)      657,671   $    16,278,421
                                   ===========   =============   ===========   ===============
Year ended April 30, 2007
   Shares sold..................       324,860   $   3,897,185     1,093,536   $    39,872,961
   Shares issued in reinvestment
      of distributions..........     1,020,013      11,954,555     1,121,575        40,488,859
   Shares redeemed..............    (4,323,598)    (52,543,097)   (4,443,643)     (162,039,326)
                                   -----------   -------------   -----------   ---------------
   Net increase (decrease)......    (2,978,725)  $ (36,691,357)   (2,228,532)  $   (81,677,506)
                                   ===========   =============   ===========   ===============


                               Annual Report | 91

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                             FRANKLIN                     FRANKLIN
                                       SMALL CAP GROWTH FUND      SMALL-MID CAP GROWTH FUND
                                   ---------------------------   ----------------------------
                                      SHARES         AMOUNT         SHARES         AMOUNT
                                   -----------   -------------   -----------   --------------
CLASS R SHARES:
Year ended April 30, 2008
   Shares sold..................       102,048   $   1,100,387     1,064,140   $  39,882,854
   Shares issued in reinvestment
      of distributions..........        62,282         619,705       475,058      16,389,509
   Shares redeemed..............      (256,839)     (3,249,668)   (1,487,464)    (58,153,987)
                                   -----------   -------------   -----------   -------------
   Net increase (decrease)......       (92,509)  $  (1,529,576)       51,734   $  (1,881,624)
                                   ===========   =============   ===========   =============
Year ended April 30, 2007
   Shares sold..................       155,318   $   1,957,827     1,479,310   $  56,718,701
   Shares issued in reinvestment
      of distributions..........        48,590         591,340       216,659       8,230,890
   Shares redeemed..............      (216,160)     (2,719,619)   (1,154,391)    (44,368,993)
                                   -----------   -------------   -----------   -------------
   Net increase (decrease)......       (12,252)  $    (170,452)      541,578   $  20,580,598
                                   ===========   =============   ===========   =============
ADVISOR CLASS SHARES:
Year ended April 30, 2008
   Shares sold..................     7,904,170   $  87,488,790    11,838,328   $ 479,997,430
   Shares issued in reinvestment
      of distributions..........     3,652,414      38,167,731     3,474,301     124,762,163
   Shares redeemed..............   (12,389,907)   (157,601,471)  (10,036,923)   (361,849,662)
                                   -----------   -------------   -----------   -------------
   Net increase (decrease)......      (833,323)  $ (31,944,950)    5,275,706   $ 242,909,931
                                   ===========   =============   ===========   =============
Year ended April 30, 2007
   Shares sold..................     4,241,617   $  55,466,570     7,266,710   $ 286,200,648
   Shares issued in reinvestment
      of distributions..........     2,227,334      28,086,677       942,970      36,860,696
   Shares redeemed..............    (5,147,534)    (67,739,571)   (8,592,362)   (335,621,204)
                                   -----------   -------------   -----------   -------------
   Net increase (decrease)......     1,321,417   $  15,813,676      (382,682)  $ (12,559,860)
                                   ===========   =============   ===========   =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------------------------------------------------            ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               92 | Annual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

Effective January 1, 2008, the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund pay an investment management fee to Advisers based on the average daily net assets of each of the funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         In excess of $15 billion

Prior to January 1, 2008, the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund paid fees to Advisers based on the average daily net assets of each of the funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $10 billion
       0.440%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         In excess of $15 billion

The Franklin Growth Opportunities Fund pays an investment management fee to Advisers based on the average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
       0.500%         Up to and including $500 million
       0.400%         Over $500 million, up to and including $1 billion
       0.350%         Over $1 billion, up to and including $1.5 billion
       0.300%         Over $1.5 billion, up to and including $6.5 billion
       0.275%         Over $6.5 billion, up to and including $11.5 billion
       0.250%         Over $11.5 billion, up to and including $16.5 billion
       0.240%         Over $16.5 billion, up to and including $19 billion
       0.230%         Over $19 billion, up to and including $21.5 billion
       0.220%         In excess of $21.5 billion


                               Annual Report | 93

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin Small Cap Growth Fund pays an investment management fee to Advisers based on the average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
       0.550%         Up to and including $500 million
       0.450%         Over $500 million, up to and including $1 billion
       0.400%         Over $1 billion, up to and including $1.5 billion
       0.350%         Over $1.5 billion, up to and including $6.5 billion
       0.325%         Over $6.5 billion, up to and including $11.5 billion
       0.300%         Over $11.5 billion, up to and including $16.5 billion
       0.290%         Over $16.5 billion, up to and including $19 billion
       0.280%         Over $19 billion, up to and including $21.5 billion
       0.270%         In excess of $21.5 billion

B. ADMINISTRATIVE FEES

The Franklin Growth Opportunities Fund and the Franklin Small Cap Growth Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.


                               94 | Annual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                                             FRANKLIN
                                              FRANKLIN        GROWTH        FRANKLIN       FRANKLIN
                                              FLEX CAP    OPPORTUNITIES    SMALL CAP    SMALL-MID CAP
                                            GROWTH FUND        FUND       GROWTH FUND    GROWTH FUND
                                            -----------   -------------   -----------   -------------
Reimbursement Plans:
   Class A ..............................       0.25%          0.35%            --           0.25%
Compensation Plans:
   Class A ..............................         --             --           0.35%            --
   Class B ..............................       1.00%          1.00%          1.00%          1.00%
   Class C ..............................       1.00%          1.00%          1.00%          1.00%
   Class R ..............................       0.50%          0.50%          0.50%          0.50%

Distributors has agreed to limit the current rate to 0.30% per year for Class A share for the Franklin Growth Opportunities Fund for the period of March 1, 2008 through January 1, 2009.

Prior to the Franklin Small Cap Growth Fund opening to new investors on March 31, 2008, Distributors limited the current rate to 0.25% per year for Class A shares. Distributors has agreed to limit the current 12b-1 rate to 0.30% per year for Class A shares for the Franklin Small Cap Growth Fund for the period of March 31, 2008 through January 1, 2009.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                             FRANKLIN
                                              FRANKLIN        GROWTH        FRANKLIN       FRANKLIN
                                              FLEX CAP    OPPORTUNITIES    SMALL CAP    SMALL-MID CAP
                                            GROWTH FUND        FUND       GROWTH FUND    GROWTH FUND
                                            -----------   -------------   -----------   -------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ..     $770,390       $111,630       $12,860        $344,818
Contingent deferred sales charges
   retained .............................     $109,216       $ 49,577       $23,752        $ 52,813

E. TRANSFER AGENT FEES

For the year ended April 30, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                             FRANKLIN
                                              FRANKLIN        GROWTH        FRANKLIN       FRANKLIN
                                              FLEX CAP    OPPORTUNITIES    SMALL CAP    SMALL-MID CAP
                                            GROWTH FUND        FUND       GROWTH FUND    GROWTH FUND
                                            -----------   -------------   -----------   -------------
Transfer agent fees .....................    $3,717,872      $470,099       $942,537     $10,570,917



                               Annual Report | 95

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. WAIVER AND EXPENSE REIMBURSEMENTS

The Franklin Flex Cap Growth Fund incurred interest and penalties of $293,647 related to a deficiency dividend which FT Services voluntarily agreed to reimburse.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended April 30, 2008, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2008, the capital loss carryforwards were as follows:

                                             FRANKLIN
                                              GROWTH
                                          OPPORTUNITIES
                                               FUND
                                          -------------
Capital loss carryforwards expiring in:
   2010 ...............................    $ 82,519,960
   2011 ...............................      47,112,100
                                           ------------
                                           $129,632,060
                                           ============

During the year ended April 30, 2008, the Franklin Flex Cap Growth Fund and the Franklin Growth Opportunities Fund utilized $35,830,233 and $15,432,540, respectively, of capital loss carryforwards.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2008, the Franklin Flex Cap Growth Fund and the Franklin Small Cap Growth Fund deferred realized capital losses of $8,785,285and $17,763,909, respectively. At April 30, 2008, the Franklin Growth Opportunities Fund deferred realized currency losses of $21,792.


                               96 | Annual Report

Franklin Strategic Series

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended April 30, 2008 and 2007, was as follows:

                                   FRANKLIN FLEX CAP           FRANKLIN SMALL CAP
                                      GROWTH FUND                 GROWTH FUND
                               ------------------------   ---------------------------
                                   2008         2007          2008            2007
                               -----------   ----------   ------------   ------------
Distributions paid from:
   Ordinary income .........   $ 1,267,758   $3,312,040   $  5,157,068   $ 11,202,529
   Long term capital gain ..    46,697,116           --    148,598,197     97,072,913
                               -----------   ----------   ------------   ------------
                               $47,964,874   $3,312,040   $153,755,265   $108,275,442
                               ===========   ==========   ============   ============

                                   FRANKLIN SMALL-MID CAP
                                        GROWTH FUND
                               -----------------------------
                                     2008           2007
                               --------------   ------------
Distributions paid from:
   Ordinary income .........   $   36,223,776   $         --
   Long term capital gain ..    1,041,965,020    506,129,209
                               --------------   ------------
                               $1,078,188,796   $506,129,209
                               ==============   ============

At April 30, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                                  FRANKLIN
                                                  FRANKLIN          GROWTH
                                                  FLEX CAP      OPPORTUNITIES
                                                 GROWTH FUND        FUND
                                               --------------   -------------
Cost of investments ........................   $2,163,081,632    $253,799,621
                                               ==============   =============
Unrealized appreciation ....................   $  800,617,808    $ 59,687,611
Unrealized depreciation ....................      (45,175,940)    (11,733,173)
                                               --------------   -------------
Net unrealized appreciation (depreciation)..   $  755,441,868    $ 47,954,438
                                               ==============   =============

                                                  FRANKLIN        FRANKLIN
                                                 SMALL CAP      SMALL-MID CAP
                                                GROWTH FUND     GROWTH FUND
                                               -------------   --------------
Cost of investments ........................   $ 595,477,753   $4,906,832,165
                                               =============   ==============
Unrealized appreciation ....................   $ 144,700,087   $1,352,656,169
Unrealized depreciation ....................    (102,048,135)    (328,753,295)
                                               -------------   --------------
Net unrealized appreciation (depreciation)..   $  42,651,952   $1,023,902,874
                                               =============   ==============
Undistributed ordinary income ..............   $   3,622,140   $           --
Undistributed long term capital gains ......         382,929        9,093,550
                                               -------------   --------------
Distributable earnings .....................   $   4,005,069   $    9,093,550
                                               =============   ==============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, partnership distributions, recognition of partnership income and return of capital.


                               Annual Report | 97

Franklin Strategic Series

5. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, partnership distributions, recognition of partnership income and return of capital.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2008, were as follows:

                                   FRANKLIN
                  FRANKLIN          GROWTH        FRANKLIN        FRANKLIN
                  FLEX CAP      OPPORTUNITIES     SMALL CAP     SMALL-MID CAP
                 GROWTH FUND         FUND        GROWTH FUND     GROWTH FUND
               --------------   -------------   ------------   --------------
Purchases...   $1,053,097,691    $393,335,468   $428,148,936   $3,575,117,080
Sales.......   $1,042,784,996    $362,409,357   $774,760,093   $4,862,164,575

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.


                               98 | Annual Report

Franklin Strategic Series

8. RESTRICTED SECURITIES (CONTINUED)

At April 30, 2008, the funds held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

                                                                     ACQUISITION
SHARES      ISSUER                                                      DATE           COST         VALUE
---------   ------------------------------------------------------   -----------   -----------   -----------
FRANKLIN FLEX CAP GROWTH FUND
   36,443   Anda Networks ........................................     3/24/00     $ 2,000,000   $    68,877
2,227,171   Fibrogen Inc., pfd., E ...............................     5/19/00       9,999,998    13,140,309
                                                                                                 -----------
               TOTAL RESTRICTED SECURITIES (0.46% of Net Assets)..                               $13,209,186
                                                                                                 ===========

FRANKLIN GROWTH OPPORTUNITIES FUND
  374,806   Dilithium Networks Inc., depository receipt, D,
               pfd., 144A, PIPES .................................     7/13/06     $   873,300   $ 1,293,081
                                                                                                 ===========
               TOTAL RESTRICTED SECURITIES (0.43% of Net Assets)

FRANKLIN SMALL-MID CAP GROWTH FUND
   91,107   Anda Networks ........................................     3/24/00     $ 5,000,000   $   172,192
1,792,573   Foveon Inc., cvt. pfd., D, 144A ......................     4/08/02      13,999,995        17,926
2,597,593   Foveon Inc., cvt. pfd., E, 144A ......................     5/31/05       2,635,024     2,822,544
                                                                                                 -----------
               TOTAL RESTRICTED SECURITIES (0.05% of Net Assets)..                               $ 3,012,662
                                                                                                 ===========

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Small-Mid Cap Growth Fund for the year ended April 30, 2008, were as shown below.

                                          NUMBER                             NUMBER
                                         OF SHARES                         OF SHARES
                                          HELD AT                           HELD AT                                 REALIZED
                                         BEGINNING    GROSS       GROSS      END OF     VALUE AT      INVESTMENT    CAPITAL
NAME OF ISSUER                            OF YEAR   ADDITIONS  REDUCTIONS     YEAR     END OF YEAR      INCOME    GAIN (LOSS)
---------------------------------------  ---------  ---------  ----------  ---------  ------------    ----------  -----------
FRANKLIN SMALL-MID CAP GROWTH FUND
NON-CONTROLLED AFFILIATES
Allscripts Healthcare Solutions Inc....  3,259,900         --   3,259,900         --  $           (a) $       --  $        --
American Medical Systems Holdings Inc..  3,689,900         --          --  3,689,900    52,027,590            --           --
Force Protection Inc., 144A, PIPES ....  4,316,100         --     581,500  3,734,600    11,166,454            --   (4,735,554)
FormFactor Inc.........................  1,917,400  1,771,900          --  3,689,300    71,092,811            --           --
Microsemi Corp.........................  5,279,800  1,284,500   1,557,000  5,007,300   122,678,850            --   (5,194,558)
Orbital Sciences Corp..................         --  3,420,100          --  3,420,100    92,034,891            --           --
Silicon Laboratories Inc...............  1,708,600  2,269,300     416,400  3,561,500   120,271,855            --    2,943,926
Tektronix Inc..........................  2,214,298         --   2,214,298         --              (a)         --           --
The Men's Wearhouse Inc................  1,295,100  2,005,900          --  3,301,000    87,905,630       432,812           --
Wolverine World Wide Inc...............  2,824,210  1,298,900     330,900  3,792,210   108,988,115     1,076,449      828,534
                                                                                      ------------    ----------  -----------
TOTAL AFFILIATED SECURITIES
   (11.51% of Net Assets)..............                                               $666,166,196    $1,509,261  $(6,157,652)
                                                                                      ============    ==========  ===========

(a)  As of April 30, 2008, no longer an affiliate.


                               Annual Report | 99

Franklin Strategic Series

10. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006,the Financial Accounting Standard Board (FASB)issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Funds are currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               100 | Annual Report

Franklin Strategic Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Flex Cap Growth Fund, Franklin Growth Opportunities Fund (formerly, Franklin Aggressive Growth Fund), Franklin Small Cap Growth Fund(formerly, Franklin Small Cap Growth Fund II)and Franklin Small-Mid Cap Growth Fund (separate portfolios of Franklin Strategic Series, hereafter referred to as the "Funds") at April 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 18, 2008


                               Annual Report | 101

Franklin Strategic Series

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds designate the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended April 30, 2008:

  FRANKLIN      FRANKLIN      FRANKLIN
  FLEX CAP     SMALL CAP    SMALL-MID CAP
GROWTH FUND   GROWTH FUND    GROWTH FUND
-----------   -----------   -------------
$46,687,686   $98,525,214   $507,980,760

Under Section 871(k)(2)(C) of the Code, the Franklin Small Cap Growth Fund designate the maximum amount allowable but not less than $3,625,783as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2008.

Under Section 854(b)(2) of the Code, the Franklin Small Cap Growth Fund and Franklin Small-Mid Cap Growth Fund designate 35.95% and 49.86%, respectively, of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2008.

Under Section 854(b)(2) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2008.

  FRANKLIN    FRANKLIN GROWTH     FRANKLIN       FRANKLIN
  FLEX CAP     OPPORTUNITIES     SMALL CAP    SMALL-MID CAP
GROWTH FUND        FUND         GROWTH FUND    GROWTH FUND
-----------   ---------------   -----------   -------------
$20,202,629      $865,654       $1,853,711     $20,123,253

Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of the amounts on their individual income tax returns.


                               102 | Annual Report

Franklin Strategic Series

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                               NUMBER OF PORTFOLIOS IN
       NAME, YEAR OF BIRTH                                   LENGTH OF          FUND COMPLEX OVERSEEN
           AND ADDRESS                 POSITION             TIME SERVED            BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
-------------------------------   ------------------   ---------------------   -----------------------   ---------------------------
HARRIS J. ASHTON (1932)           Trustee              Since 1991                        143             Bar-S Foods (meat packing
One Franklin Parkway                                                                                     company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)          Trustee              Since 2007                        122             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and past President, Board of Administration, California Public Employees
Retirement Systems (CALPERS) (1971-January 2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate
Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                   Trustee              Since 2007                        122             Chevron Corporation (global
One Franklin Parkway                                                                                     energy company) and ICO
San Mateo, CA 94403-1906                                                                                 Global Communications
                                                                                                         (Holdings) Limited
                                                                                                         (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)           Trustee              Since 1998                        143             Hess Corporation
One Franklin Parkway                                                                                     (exploration and refining
San Mateo, CA 94403-1906                                                                                 of oil and gas), H.J. Heinz
                                                                                                         Company (processed foods
                                                                                                         and allied products), RTI
                                                                                                         International Metals, Inc.
                                                                                                         (manufacture and
                                                                                                         distribution of titanium),
                                                                                                         Canadian National Railway
                                                                                                         (railroad) and White
                                                                                                         Mountains Insurance Group,
                                                                                                         Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 103

                                                                               NUMBER OF PORTFOLIOS IN
       NAME, YEAR OF BIRTH                                   LENGTH OF          FUND COMPLEX OVERSEEN
           AND ADDRESS                 POSITION             TIME SERVED            BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
-------------------------------   ------------------   ---------------------   -----------------------   ---------------------------
FRANK W.T. LAHAYE (1929)          Trustee              Since 1991                        122             Center for Creative Land
One Franklin Parkway                                                                                     Recycling (brownfield
San Mateo, CA 94403-1906                                                                                 redevelopment).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)             Trustee              Since 2007                        143             Hess Corporation
One Franklin Parkway                                                                                     (exploration and refining
San Mateo, CA 94403-1906                                                                                 of oil and gas) and
                                                                                                         Sentient Jet (private jet
                                                                                                         service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)          Trustee              Since 2007                        143             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President-Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY, Director,
Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The
Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003).

JOHN B. WILSON (1959)             Lead Independent     Trustee since 2006                122             None
One Franklin Parkway              Trustee              and Lead Independent
San Mateo, CA 94403-1906                               Trustee since January
                                                       2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                               NUMBER OF PORTFOLIOS IN
       NAME, YEAR OF BIRTH                                   LENGTH OF          FUND COMPLEX OVERSEEN
           AND ADDRESS                 POSITION             TIME SERVED            BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
-------------------------------   ------------------   ---------------------   -----------------------   ---------------------------
**CHARLES B. JOHNSON (1933)       Trustee and          Trustee since 1991                143             None
One Franklin Parkway              Chairman of the      and Chairman of the
San Mateo, CA 94403-1906          Board                Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.


                               104 | Annual Report

                                                                               NUMBER OF PORTFOLIOS IN
       NAME, YEAR OF BIRTH                                   LENGTH OF          FUND COMPLEX OVERSEEN
           AND ADDRESS                 POSITION             TIME SERVED            BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
-------------------------------   ------------------   ---------------------   -----------------------   ---------------------------
**RUPERT H. JOHNSON, JR. (1940)   Trustee, President   Trustee since 1991                 56             None
One Franklin Parkway              and Chief            and President and
San Mateo, CA 94403-1906          Executive Officer    Chief Executive
                                  - Investment         Officer - Investment
                                  Management           Management since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton
Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton
Investments.

JAMES M. DAVIS (1952)             Chief Compliance     Chief Compliance        Not Applicable            Not Applicable
One Franklin Parkway              Officer and Vice     Officer since 2004
San Mateo, CA 94403-1906          President - AML      and Vice President -
                                  Compliance           AML Compliance since
                                                       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)         Treasurer, Chief     Treasurer since 2004,   Not Applicable            Not Applicable
One Franklin Parkway              Financial Officer    Chief Financial
San Mateo, CA 94403-1906          and Chief            Officer and Chief
                                  Accounting Officer   Accounting Officer
                                                       since February 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)           Vice President       Since February 2008     Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 105

                                                                               NUMBER OF PORTFOLIOS IN
       NAME, YEAR OF BIRTH                                   LENGTH OF          FUND COMPLEX OVERSEEN
           AND ADDRESS                 POSITION             TIME SERVED            BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
-------------------------------   ------------------   ---------------------   -----------------------   ---------------------------
DAVID P. GOSS (1947)              Vice President       Since 2000              Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

EDWARD B. JAMIESON (1948)         Vice President       Since 2000              Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.

CHRISTOPHER J. MOLUMPHY (1962)    Vice President       Since 2000              Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of six of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)          Vice President       Since 2006              Not Applicable            Not Applicable
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)              Vice President       Since 2005              Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).


                               106 | Annual Report

                                                                               NUMBER OF PORTFOLIOS IN
       NAME, YEAR OF BIRTH                                   LENGTH OF          FUND COMPLEX OVERSEEN
           AND ADDRESS                 POSITION             TIME SERVED            BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
-------------------------------   ------------------   ---------------------   -----------------------   ---------------------------
GALEN G. VETTER (1951)            Senior Vice          Since February          Not Applicable            Not Applicable
500 East Broward Blvd.            President and        2008
Suite 2100                        Chief Executive
Fort Lauderdale, FL 33394-3091    Officer - Finance
                                  and Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director,
RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                               Annual Report | 107

Franklin Strategic Series

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 15, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within Franklin Strategic Series (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund


                              108 | Annual Report

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each Fund showed its investment performance or that of its Class A shares for those having multiple share classes in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2008, and previous periods ended that date of up to 10 years depending on when a particular Fund commenced operations. The following summarizes the performance results for each of these Funds and the Board's view of such performance.

FRANKLIN FLEX CAP GROWTH FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report showed the Fund's total return to be in the middle quintile of such performance universe for the one-year period. Such report also showed the Fund's total return on an annualized basis to be in the second-lowest quintile of the performance universe during the previous three-year period, the


                              Annual Report | 109

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

middle quintile of such universe during the previous five-year period and the highest quintile of such universe during the previous 10-year period. The Board found such performance to be acceptable.

FRANKLIN GROWTH OPPORTUNITIES FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report comparison showed the Fund's total return for the one-year period to be in the second-highest quintile of its performance universe, and on an annualized basis to be in the second-highest and highest quintiles of such universe during the previous three- and five-year periods, respectively. The Fund has not been in operation for a full 10-year period. The Board was satisfied with such performance.

FRANKLIN SMALL-MID CAP GROWTH FUND - The performance universe for this Fund consisted of all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison for the Fund showed its total return during the one-year period was in the lowest quintile of such performance universe, and on an annualized basis was in the second-lowest quintile of such universe during each of the previous three- and five-year periods, and the middle quintile of such universe during the previous 10-year period. In discussing the Fund's underperformance, management noted that it arose from the Fund's overweighting and poor stock selection within the financial, telecom and industrial sectors, as well as certain stock specific investments outside such sectors. The independent Trustees met separately with the Fund's lead portfolio manager and other management representatives to discuss the steps being taken to improve such performance. While intending to continuously monitor this Fund, the Board was satisfied with management's response and the efforts being made to improve its performance. The Board also noted that the Fund's total return for the previous three- and five-year periods were 6.95% and 13.41%, respectively, on an annualized basis as shown in the Lipper report.

FRANKLIN SMALL CAP GROWTH FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional small cap growth funds as selected by Lipper. The Lipper report comparison for the Fund showed its total return to be in the lowest quintile of such performance universe during the one-year period and to be in the second-lowest quintile of such universe for the previous three- and five-year periods on an annualized basis. The Fund has not been in operation for a full 10-year period. In discussing such relatively poor performance, management pointed out that it was largely attributable to the Fund's overweighting and poor stock selection within the financial sector, as well as stock selection within the health care sector. The independent Trustees met separately with the Fund's lead portfolio manager and other management representatives to discuss such performance and steps being taken to improve it. While intending to continuously monitor this Fund, the Board was satisfied with management's response and the efforts being made to improve performance. The Board also noted that the Fund's annualized total return during the previous five-year period was 11.89% as shown in the Lipper report.


                              110 | Annual Report

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to each Fund's contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for those Funds with multiple share classes. The results of such expense comparisons showed the contractual investment management fee rates and actual total expenses for each of Franklin Flex Cap Growth Fund and Franklin Small-Mid Cap Growth Fund were in the least expensive quintile of their respective Lipper expense groups. The contractual investment management fee rate for Franklin Small Cap Growth Fund was below the median of its Lipper expense group and its actual total expenses were in the least expensive quintile of such expense group. The contractual management fee rate for Franklin Growth Opportunities Fund was in the least expensive quintile of its Lipper expense group and its actual total expenses were in the second least expensive quintile of such group. The Board was satisfied with the contractual management fees and total expenses of each Fund in comparison to its expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each Fund. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the


                              Annual Report | 111

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that economies of scale were shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreements for all of the Funds contains breakpoints that continued to asset levels that exceeded their asset size at December 31, 2007. It was noted that new or reduced breakpoints in the fee structure for Franklin Flex Cap Growth Fund and Franklin Small Mid-Cap Growth Fund at the $7.5 billion and $10 billion asset levels had been authorized by the Trustees at a meeting held December 3, 2007, and had become effective January 1, 2008. In view of such structure and the favorable fee and expense comparisons of these Funds within their respective expense groups, the Board believed that to the extent economies of scale may be realized by the manager of these Funds and its affiliates, that there was a sharing of benefits with each of these Funds and their shareholders.


                               112 | Annual Report

Franklin Strategic Series

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                               Annual Report | 113

(FRANKLIN TEMPLETON INVESTMENTS LOGO)
    FRANKLIN TEMPLETON INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

                                    (GRAPHIC)

                                 APRIL 30, 2008

                      A series of Franklin Strategic Series

ANNUAL REPORT AND SHAREHOLDER LETTER

                                     BLEND

                                    FRANKLIN
                            FOCUSED CORE EQUITY FUND

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Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                      (FRANKLIN TEMPLETON INVESTMENTS LOGO)
                         FRANKLIN TEMPLETON INVESTMENTS

                      FRANKLIN - Templeton - Mutual Series

Annual Report

Franklin Focused Core Equity Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Focused Core Equity Fund seeks capital appreciation by investing at least 80% of its net assets in equity securities. The Fund will invest primarily in equity securities of large capitalization companies, which are similar in size to those in the Standard & Poor's 500 Index (S&P 500).(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This inaugural annual report for Franklin Focused Core Equity Fund covers the period from inception on December 13, 2007, through April 30, 2008.

PERFORMANCE OVERVIEW

Franklin Focused Core Equity Fund - Class A had a -13.10% cumulative total return from inception on December 13, 2007, through April 30, 2008. The Fund underperformed its benchmark, the S&P 500, which had a -5.42% total return for the same period.(2) You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

During the five months ended April 30, 2008, the U.S. economy slowed. The housing downturn negatively affected the overall economy by fourth quarter 2007 as credit conditions worsened and the pace of consumer spending declined. Gross domestic product (GDP) growth decelerated sharply from 4.9% in the third quarter of 2007 and registered annualized rates of 0.6% in the fourth quarter of 2007 and an estimated 0.9% in the first quarter of 2008. A weaker U.S. dollar compared with many foreign currencies contributed to increased exports, which along with inventory buildup, helped the fragile economy in the first quarter.

(1.) The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

(2.) Source: Standard & Poor's Micropal. See footnote 1 for a description of the
     S&P 500. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                                Annual Report | 3

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 4/30/08

                                  (BAR CHART)

Consumer Discretionary                      18.5%
Health Care                                 16.9%
Financials                                  12.0%
Information Technology                      12.0%
Telecommunication Services                   7.4%
Energy                                       6.7%
Industrials                                  5.0%
Consumer Staples                             4.5%
Materials                                    0.9%
Short-Term Investments & Other Net Assets   16.1%

The unemployment rate was 5.0% in April 2008.(3) Continued deterioration in consumer confidence, home prices and the job market, as well as rising mortgage and fuel costs, plagued the economy. Volatile oil prices reached a historical high in April, topping $119 per barrel, before retreating to $113 by period-end. For the 12 months ended April 30, 2008, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.3%, which was higher than its 10-year average rate.(3)

Faced with a deepening housing contraction and stressed financial markets, the Federal Reserve Board made several cuts to the federal funds target rate during the period, including 225 basis points (100 basis points equal one percentage point) so far in 2008. As investors fled riskier, poorer-performing assets, U.S. Treasuries rallied, and the 10-year Treasury note yield fell from 4.18% at the beginning of the period to 3.77% on April 30, 2008.

Stock markets were volatile during the reporting period partly due to investor concerns about slowing economic growth. Overall, the blue chip stocks of the Dow Jones Industrial Average had a total return of -3.01%, while the broader S&P 500 had a -5.42% return, and the technology-heavy NASDAQ Composite Index had a -8.96% return.(4) The energy and materials sectors performed relatively well.

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we seek to invest in financially strong companies with favorable growth potential and sustainable competitive advantages and that present, in our opinion, the most compelling trade-off between growth potential, valuation and risk. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies. We will generally seek to maintain a portfolio of securities representing approximately 30-40 companies, and we will apply a long-term perspective through market and business cycles.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                               4 | Annual Report

MANAGER'S DISCUSSION

During the period under review, the Fund had some significant contributors to absolute performance including Visa in the information technology sector and Comcast and Lowe's in the consumer discretionary sector. Visa operates the world's largest consumer payment system, Comcast is the largest cable television provider in the U.S., and Lowe's is a nationwide chain of home improvement superstores.

From a sector perspective, telecommunication services contributed to absolute results due to mobile carrier NII Holdings, our only position in the sector.

The Fund had several disappointments during the reporting period. Major detractors included directory publisher R.H. Donnelley and high-end stereo and audio equipment maker Harman International Industries in the consumer discretionary sector, and pharmaceutical company Schering-Plough in the health care sector.

By sector, our holdings in consumer discretionary, health care and financials weighed on the Fund's absolute performance. Motorcycle manufacturer Harley-Davidson and specialty coffee retailer Starbucks in the consumer discretionary sector declined in value. In the health care sector, biotechnology developer PDL BioPharma and pharmaceutical and diagnostic manufacturer Roche Holding detracted from Fund performance. Other major detractors included wealth and mutual fund manager Legg Mason and real estate investment trust iStar Financial in the financials sector.

It should be noted that the Fund's holdings in the consumer discretionary sector were a mix of stocks that both significantly contributed to and detracted from return. We consider such results a reflection of our bottom-up strategy, which focuses primarily on individual securities regardless of sector.

TOP 10 EQUITY HOLDINGS
4/30/08

COMPANY                          % OF TOTAL
SECTOR/INDUSTRY                  NET ASSETS
---------------                  ----------
NII Holdings Inc.                   7.4%
   TELECOMMUNICATION SERVICES
Schering-Plough Corp.               5.1%
   HEALTH CARE
Comcast Corp.                       4.2%
   CONSUMER DISCRETIONARY
Harley-Davidson Inc.                3.9%
   CONSUMER DISCRETIONARY
Maxim Integrated Products Inc.      3.7%
   INFORMATION TECHNOLOGY
Avery Dennison Corp.                3.5%
   INDUSTRIALS
Legg Mason Inc.                     3.2%
   FINANCIALS
Lam Research Corp.                  3.1%
   INFORMATION TECHNOLOGY
Roche Holding AG                    3.1%
   HEALTH CARE
Hansen Natural Corp.                3.1%
   CONSUMER STAPLES


                                Annual Report | 5

Thank you for your participation in Franklin Focused Core Equity Fund. We look forward to serving your future investment needs.

(PHOTO OF STEVEN KORNFELD)


/s/ Steven Kornfeld

Steven Kornfeld, CFA

(PHOTO OF EDWARD PERKS)


/s/ Edward Perks

Edward Perks, CFA
Portfolio Management Team
Franklin Focused Core Equity Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                6 | Annual Report

STEVEN KORNFELD specializes in research analysis of the pharmaceutical industry. Mr. Kornfeld is a member of the Franklin core equity management team and manages several portfolios. Prior to joining Franklin Templeton Investments in January 2001, Mr. Kornfeld previously worked as a sell-side research analyst where he specialized in covering emerging growth companies.

Mr. Kornfeld holds an M.B.A. from Northwestern University's Kellogg Graduate School of Management and a bachelor's degree from the Wharton School of Business at the University of Pennsylvania. He is a Charted Financial Analyst (CFA) Charterholder.

EDWARD PERKS manages several portfolios for retail, institutional and off-shore accounts. Prior industry research responsibilities include computer hardware, specialty finance, major integrated oils, oil and gas exploration and production, oil field services and equipment, chemicals and the food and beverage industries. Mr. Perks joined Franklin Templeton Investments in 1992.

Mr. Perks earned his B.A. in economics and political science from Yale University. A CFA Charterholder, Mr. Perks is a member of the CFA Institute and the Security Analysts of San Francisco (SASF).


                                Annual Report | 7

Performance Summary as of 4/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: N/A)         CHANGE    4/30/08   12/13/07
Net Asset Value (NAV)         -$1.31     $8.69     $10.00
CLASS C (SYMBOL: N/A)         CHANGE    4/30/08   12/13/07
Net Asset Value (NAV)         -$1.33     $8.67     $10.00
CLASS R (SYMBOL: N/A)         CHANGE    4/30/08   12/13/07
Net Asset Value (NAV)         -$1.32     $8.68     $10.00
ADVISOR CLASS (SYMBOL: N/A)   CHANGE    4/30/08   12/13/07
Net Asset Value (NAV)         -$1.30     $8.70     $10.00


                                8 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                         INCEPTION (12/13/07)
-------                                         --------------------
Cumulative Total Return(2)                             -13.10%
Aggregate Total Return(3)                              -18.19%
Value of $10,000 Investment(4)                        $ 8,181
Aggregate Total Return (3/31/08)(5)                    -23.47%
   Total Annual Operating Expenses(6)
      Without Waiver                     1.54%
      With Waiver                        1.24%

CLASS C                                      INCEPTION (12/13/07)
-------                                      --------------------
Cumulative Total Return(2)                          -13.30%
Aggregate Total Return(3)                           -14.17%
Value of $10,000 Investment(4)                     $ 8,583
Aggregate Total Return (3/31/08)(5)                 -19.81%
Total Annual Operating Expenses(6)
   Without Waiver                     2.19%
   With Waiver                        1.89%

CLASS R                                         INCEPTION (12/13/07)
-------                                         --------------------
Cumulative Total Return(2)                             -13.20%
Aggregate Total Return(3)                              -13.20%
Value of $10,000 Investment(4)                        $ 8,680
Aggregate Total Return (3/31/08)(5)                    -18.80%
   Total Annual Operating Expenses(6)
      Without Waiver                     1.69%
      With Waiver                        1.39%

ADVISOR CLASS                                   INCEPTION (12/13/07)
-------------                                   --------------------
Cumulative Total Return(2)                             -13.00%
Aggregate Total Return(3)                              -13.00%
Value of $10,000 Investment(4)                        $ 8,700
Aggregate Total Return (3/31/08)(5)                    -18.70%
   Total Annual Operating Expenses(6)
      Without Waiver                     1.19%
      With Waiver                        0.89%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) FOR EACH SHARE CLASS UNTIL 8/31/09.


                                Annual Report | 9

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THERE ARE SPECIAL RISKS INVOLVED WITH SIGNIFICANT EXPOSURE TO A PARTICULAR SECTOR, INCLUDING INCREASED SUSCEPTIBILITY RELATED TO ECONOMIC, BUSINESS, OR OTHER DEVELOPMENTS AFFECTING THAT SECTOR, WHICH MAY RESULT IN INCREASED VOLATILITY. THE FUND ALSO HAS THE POTENTIAL TO INVEST IN FOREIGN COMPANY STOCKS, WHICH INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


1. If the manager and administrator had not waived fees, the Fund's total return would have been lower.

2. Cumulative total return represents the change in value of an investment over the period indicated.

3. Aggregate total return represents the change in value of an investment over the period indicated. Because the Fund has existed for less than one year, average annual total returns are not available.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the period indicated.

5. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.


                               10 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                               Annual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                          BEGINNING ACCOUNT VALUE                    EXPENSES PAID DURING PERIOD*
                              ACTUAL 12/13/07       ENDING ACCOUNT      ACTUAL 12/13/07-4/30/08
CLASS A                     HYPOTHETICAL 11/1/07    VALUE 4/30/08    HYPOTHETICAL 11/1/07-4/30/08
-------                   -----------------------   --------------   ----------------------------
Actual                             $1,000              $  868.00                 $4.33
Hypothetical (5% return
   before expenses)                $1,000              $1,018.80                 $6.12

CLASS C
Actual                             $1,000              $  867.00                 $6.56
Hypothetical (5% return
   before expenses)                $1,000              $1,015.66                 $9.27

CLASS R
Actual                             $1,000              $  868.00                 $4.93
Hypothetical (5% return
   before expenses)                $1,000              $1,017.95                 $6.97

ADVISOR CLASS
Actual                             $1,000              $  870.00                 $3.16
Hypothetical (5% return
   before expenses)                $1,000              $1,020.44                 $4.47

* Expenses are calculated using the expense ratio, net of expense waivers, annualized for each class (A: 1.22%; C: 1.85%; R: 1.39% and Advisor:
     0.89%), multiplied by the average account value over the period, multiplied by 182/366 (Hypothetical) to reflect the one-half year period. For actual expenses, the multiplier is 139/366 to reflect the number of days since inception.


                               12 | Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN FOCUSED CORE EQUITY FUND

                                                        PERIOD ENDED
                                                          APRIL 30,
CLASS A                                                    2008(e)
-------                                                 ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................     $ 10.00
                                                          -------
Income from investment operations(a):
   Net investment income(b) .........................        0.03
   Net realized and unrealized gains (losses) .......       (1.34)
                                                          -------
Total from investment operations ....................       (1.31)
                                                          -------
Net asset value, end of year ........................     $  8.69
                                                          =======
Total return(c) .....................................      (13.10)%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses before waiver and payments by affiliates ...        5.48%
Expenses net of waiver and payments by affiliates ...        1.22%
Net investment income ...............................        0.91%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................     $ 4,652
Portfolio turnover rate .............................       35.64%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e) For the period December 13, 2007 (commencement of operations) to April 30, 2008.


  Annual Report | The accompanying notes are an integral part of these financial
                                statements. | 13

Franklin Strategic Series

FRANKLIN FOCUSED CORE EQUITY FUND

                                                        PERIOD ENDED
                                                          APRIL 30,
CLASS C                                                    2008(e)
-------                                                 ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................     $10.00
                                                          ------
Income from investment operations(a):
   Net investment income(b) .........................       0.01
   Net realized and unrealized gains (losses) .......      (1.34)
                                                          ------
Total from investment operations ....................      (1.33)
                                                          ------
Net asset value, end of year ........................     $ 8.67
                                                          ======
Total return(c) .....................................     (13.30)%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses before waiver and payments by affiliates ...       6.11%
Expenses net of waiver and payments by affiliates ...       1.85%
Net investment income ...............................       0.28%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................     $   41
Portfolio turnover rate .............................      35.64%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e) For the period December 13, 2007 (commencement of operations) to April 30, 2008.


      14 | The accompanying notes are an integral part of these financial
                           statements. | Annual Report

Franklin Strategic Series

FRANKLIN FOCUSED CORE EQUITY FUND

                                                        PERIOD ENDED
                                                          APRIL 30,
CLASS R                                                    2008(e)
-------                                                 ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................     $10.00
                                                          ------
Income from investment operations(a):
   Net investment income(b) .........................       0.03
   Net realized and unrealized gains (losses) .......      (1.35)
                                                          ------
Total from investment operations ....................      (1.32)
                                                          ------
Net asset value, end of year ........................     $ 8.68
                                                          ======
Total return(c) .....................................     (13.20)%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses before waiver and payments by affiliates ...       5.65%
Expenses net of waiver and payments by affiliates ...       1.39%
Net investment income ...............................       0.74%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................     $    9
Portfolio turn over rate ............................      35.64%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e) For the period December 13, 2007 (commencement of operations) to April 30, 2008.


 Annual Report | The accompanying notes are an integral part of these financial
                                statements. | 15

Franklin Strategic Series

FRANKLIN FOCUSED CORE EQUITY FUND

                                                        PERIOD ENDED
                                                          APRIL 30,
ADVISOR CLASS                                              2008(e)
-------------                                           ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................     $ 10.00
                                                          -------
Income from investment operations(a):
   Net investment income(b) .........................        0.04
   Net realized and unrealized gains (losses) .......       (1.34)
                                                          -------
Total from investment operations ....................       (1.30)
                                                          -------
Net asset value, end of year ........................     $  8.70
                                                          =======
Total return(c) .....................................      (13.00)%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses before waiver and payments by affiliates ...        5.15%
Expenses net of waiver and payments by affiliates ...        0.89%
Net investment income ...............................        1.24%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................     $   171
Portfolio turnover rate .............................       35.64%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Total return is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e) For the period December 13, 2007 (commencement of operations) to April 30, 2008.


       16 | The accompanying notes are an integral part of these financial
                           statements. | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2008

FRANKLIN FOCUSED CORE EQUITY FUND                                                COUNTRY       SHARES      VALUE
---------------------------------                                             -------------   -------   ----------
    COMMON STOCKS 83.9%
    CONSUMER DISCRETIONARY 18.5%
    Comcast Corp ..........................................................   United States     9,980     $205,089
    Harley-Davidson Inc. ..................................................   United States     4,960      189,720
    Harman International Industries Inc. ..................................   United States     3,130      127,923
    Lowe's Cos. Inc. ......................................................   United States     4,870      122,675
(a) R.H. Donnelley Corp. ..................................................   United States    13,440       64,378
(a) Starbucks Corp ........................................................   United States     4,960       80,501
    Target Corp. ..........................................................   United States     2,080      110,510
                                                                                                        ----------
                                                                                                           900,796
                                                                                                        ----------
    CONSUMER STAPLES 4.5%
(a) Hansen Natural Corp. ..................................................   United States     4,270      151,115
    Walgreen Co ...........................................................   United States     2,010       70,049
                                                                                                        ----------
                                                                                                           221,164
                                                                                                        ----------
    ENERGY 6.7%
    Chesapeake Energy Corp. ...............................................   United States       480       24,816
    Marathon Oil Corp. ....................................................   United States     2,230      101,621
(a) Petroplus Holdings AG .................................................   Switzerland       2,240      140,189
(a) SEACOR Holdings Inc ...................................................   United States       700       59,577
                                                                                                        ----------
                                                                                                           326,203
                                                                                                        ----------
    FINANCIALS 12.0%
    American Express Co. ..................................................   United States     2,560      122,931
    CapitalSource Inc. ....................................................   United States     7,700      108,185
    Discover Financial Services ...........................................   United States     5,930      107,985
    iStar Financial Inc. ..................................................   United States     4,600       88,550
    Legg Mason Inc. .......................................................   United States     2,620      157,934
                                                                                                        ----------
                                                                                                           585,585
                                                                                                        ----------
    HEALTH CARE 16.9%
(a) Advanced Medical Optics Inc ...........................................   United States     4,010       84,210
(a) Genentech Inc. ........................................................   United States     1,000       68,200
    Merck & Co. Inc. ......................................................   United States     2,770      105,371
(a) PDL BioPharma Inc. ....................................................   United States     3,670       48,664
    Roche Holding AG ......................................................   Switzerland         910      151,754
    Schering-Plough Corp. .................................................   United States    13,470      247,983
    Wyeth .................................................................   United States     2,600      115,622
                                                                                                        ----------
                                                                                                           821,804
                                                                                                        ----------
    INDUSTRIALS 5.0%
    Avery Dennison Corp ...................................................   United States     3,520      169,629
    Precision Castparts Corp. .............................................   United States       640       75,238
                                                                                                        ----------
                                                                                                           244,867
                                                                                                        ----------
    INFORMATION TECHNOLOGY 12.0%
(a) Autodesk Inc. .........................................................   United States     3,620      137,560
(a) Lam Research Corp. ....................................................   United States     3,720      151,925
    Maxim Integrated Products Inc. ........................................   United States     8,500      178,755


                               Annual Report | 17

Franklin Strategic Series

FRANKLIN FOCUSED CORE EQUITY FUND                                                COUNTRY       SHARES      VALUE
---------------------------------                                             -------------   -------   ----------
    COMMON STOCKS (CONTINUED)
    INFORMATION TECHNOLOGY (CONTINUED)
(a) VeriFone Holdings Inc. ................................................   United States     7,280   $   81,463
(a) Visa Inc., A ..........................................................   United States       400       33,380
                                                                                                        ----------
                                                                                                           583,083
                                                                                                        ----------
    MATERIALS 0.9%
    Alcoa Inc. ............................................................   United States     1,180       41,041
(a) Intrepid Potash Inc. ..................................................   United States        90        4,274
                                                                                                        ----------
                                                                                                            45,315
                                                                                                        ----------
    TELECOMMUNICATION SERVICES 7.4%
(a) NII Holdings Inc. .....................................................   United States     7,840      358,602
                                                                                                        ----------
    TOTAL COMMON STOCKS (COST $4,799,065) .................................                              4,087,419
                                                                                                        ----------
    SHORT TERM INVESTMENT (COST $316,894) 6.5%
    MONEY MARKET FUND 6.5%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio, 2.29% ..   United States   316,894      316,894
                                                                                                        ----------
    TOTAL INVESTMENTS (COST $5,115,959) 90.4% .............................                              4,404,313
    OTHER ASSETS, LESS LIABILITIES 9.6% ...................................                                467,989
                                                                                                        ----------
    NET ASSETS 100.0% .....................................................                             $4,872,302
                                                                                                        ----------

(a)  Non-income producing for the twelve months ended April 30, 2008.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

18 | The accompanying notes are an integral part of these financial statements.
                                 | Annual Report

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2008

                                                     FRANKLIN
                                                   FOCUSED CORE
                                                    EQUITY FUND
                                                   ------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers................   $4,799,065
      Cost - Sweep Money Fund (Note 7)...........      316,894
                                                    ----------
      Total cost of investments..................   $5,115,959
                                                    ==========
      Value - Unaffiliated issuers...............   $4,087,419
      Value - Sweep Money Fund (Note 7)..........      316,894
                                                    ----------
      Total value of investments.................    4,404,313
   Receivables:
      Investment securities sold.................      453,502
      Capital shares sold........................          200
      Dividends..................................        3,691
      Affiliates.................................       58,499
   Offering costs................................       43,664
                                                    ----------
         Total assets............................    4,963,869
                                                    ----------
Liabilities:
   Payables:
      Investment securities purchased............       80,607
      Reports to shareholders....................        8,626
   Accrued expenses and other liabilities........        2,334
                                                    ----------
         Total liabilities.......................       91,567
                                                    ----------
            Net assets, at value.................   $4,872,302
                                                    ==========
Net assets consist of:
   Paid-in capital...............................   $5,544,727
   Undistributed net investment income...........       28,566
   Net unrealized appreciation (depreciation)....     (710,813)
   Accumulated net realized gain (loss)..........        9,822
                                                    ----------
            Net assets, at value.................   $4,872,302
                                                    ==========


Annual Report | The accompanying notes are an integral part of these financial
                                statements. | 19

Franklin Strategic Series

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2008

                                                                                FRANKLIN
                                                                              FOCUSED CORE
                                                                               EQUITY FUND
                                                                              ------------
CLASS A:
   Net assets, at value.....................................................   $4,651,834
                                                                               ----------
   Shares outstanding.......................................................      535,588
                                                                               ----------
   Net asset value per share(a).............................................   $     8.69
                                                                               ----------
   Maximum offering price per share (net asset value per share / 94.25%)....   $     9.22
                                                                               ----------
CLASS C:
   Net assets, at value.....................................................   $   40,718
                                                                               ----------
   Shares outstanding.......................................................        4,695
                                                                               ----------
   Net asset value and maximum offering price per share(a)..................   $     8.67
                                                                               ----------
CLASS R:
   Net assets, at value.....................................................   $    8,678
                                                                               ----------
   Shares outstanding.......................................................        1,000
                                                                               ----------
   Net asset value and maximum offering price per share(a)..................   $     8.68
                                                                               ----------
ADVISOR CLASS:
   Net assets, at value.....................................................   $  171,072
                                                                               ----------
   Shares outstanding.......................................................       19,667
                                                                               ----------
   Net asset value and maximum offering price per share(a)..................   $     8.70
                                                                               ----------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fee retained by the Fund.


      20 | The accompanying notes are an integral part of these financial
                          statements. | Annual Report

Franklin Strategic Series

STATEMENT OF OPERATIONS
for the period December 13, 2007 (commencement of operations) to April 30, 2008

                                                                                     FRANKLIN
                                                                                   FOCUSED CORE
                                                                                    EQUITY FUND
                                                                                   ------------
Investment income:
   Dividends:
      Unaffiliated issuers.......................................................   $  34,535
      Sweep Money Fund (Note 7)..................................................       2,576
   Interest......................................................................       1,729
                                                                                    ---------
         Total investment income.................................................      38,840
                                                                                    ---------
Expenses:
   Management fees (Note 3a).....................................................      13,224
   Administrative fees (Note 3b).................................................       3,640
   Distribution fees: (Note 3c)
      Class A....................................................................       5,814
      Class C....................................................................          74
      Class R....................................................................          17
   Transfer agent fees (Note 3e).................................................       1,799
   Custodian fees (Note 4).......................................................         313
   Reports to shareholders.......................................................       9,571
   Registration and filing fees..................................................       4,014
   Professional fees.............................................................      21,006
   Trustees' fees and expenses...................................................           3
   Amortization of offering costs................................................      38,891
   Other.........................................................................       1,286
                                                                                    ---------
         Total expenses..........................................................      99,652
         Expenses waived/paid by affiliates (Note 3f)............................     (77,549)
                                                                                    ---------
            Net expenses.........................................................      22,103
                                                                                    ---------
               Net investment income.............................................      16,737
                                                                                    ---------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments................................................................       9,822
      Foreign currency transactions..............................................        (831)
                                                                                    ---------
               Net realized gain (loss)..........................................       8,991
                                                                                    ---------
   Net change in unrealized appreciation (depreciation) on:
      Investments................................................................    (711,645)
      Translation of assets and liabilities denominated in foreign currencies....         832
                                                                                    ---------
               Net change in unrealized appreciation (depreciation)..............    (710,813)
                                                                                    ---------
Net realized and unrealized gain (loss)..........................................    (701,822)
                                                                                    ---------
Net increase (decrease) in net assets resulting from operations..................   $(685,085)
                                                                                    =========


  Annual Report | The accompanying notes are an integral part of these financial
                                statements. | 21

Franklin Strategic Series

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        FRANKLIN FOCUSED
                                                                                        CORE EQUITY FUND
                                                                                       -----------------
                                                                                          PERIOD ENDED
                                                                                       APRIL 30, 2008(a)
                                                                                       -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income..........................................................     $   16,737
      Net realized gain (loss) from investments and foreign currency transactions....          8,991
      Net change in unrealized appreciation (depreciation) on investments and
         translation of assets and liabilities denominated in foreign currencies.....       (710,813)
                                                                                          ----------
            Net increase (decrease) in net assets resulting from operations..........       (685,085)
                                                                                          ----------
   Capital share transactions: (Note 2)
      Class A........................................................................      5,311,800
      Class C........................................................................         41,349
      Class R........................................................................         10,000
      Advisor Class..................................................................        194,238
                                                                                          ----------
   Total capital share transactions..................................................      5,557,387
                                                                                          ----------
            Net increase (decrease) in net assets....................................      4,872,302
Net assets:
   Beginning of year.................................................................             --
                                                                                          ----------
   End of year.......................................................................     $4,872,302
                                                                                          ==========
Undistributed net investment income included in net assets:
   End of year.......................................................................     $   28,566
                                                                                          ==========

(a) For the period December 13, 2007 (commencement of operations) to April 30, 2008.


      22 | The accompanying notes are an integral part of these financial
                          statements. | Annual Report

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS

FRANKLIN FOCUSED CORE EQUITY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eleven separate funds. The Franklin Focused Core Equity Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Effective December 13, 2007, the Fund commenced operations offering four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                               Annual Report | 23

Franklin Strategic Series

FRANKLIN FOCUSED CORE EQUITY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax position as of April 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.


                               24 | Annual Report

Franklin Strategic Series

FRANKLIN FOCUSED CORE EQUITY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital. There were no redemption fees for the year.


                               Annual Report | 25

Franklin Strategic Series

FRANKLIN FOCUSED CORE EQUITY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES (CONTINUED)

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                     PERIOD ENDED
                                   APRIL 30, 2008(A)
                                 --------------------
                                  SHARES     AMOUNT
                                 -------   ----------
CLASS A SHARES:
   Shares sold ...............   539,141   $5,341,810
   Shares redeemed ...........    (3,553)     (30,010)
                                 -------   ----------
   Net increase (decrease) ...   535,588   $5,311,800
                                 =======   ==========
CLASS C SHARES:
   Shares sold ...............     4,695   $   41,349
                                 -------   ----------
   Net increase (decrease) ...     4,695   $   41,349
                                 =======   ==========
CLASS R SHARES:
   Shares sold ...............     1,000   $   10,000
                                 -------   ----------
   Net increase (decrease) ...     1,000   $   10,000
                                 =======   ==========
ADVISOR CLASS SHARES:
   Shares sold ...............    19,731   $  194,788
   Shares redeemed ...........       (64)        (550)
                                 -------   ----------
   Net increase (decrease) ...    19,667   $  194,238
                                 =======   ==========

(a) For the period December 13, 2007 (commencement of operations) to April 30, 2008.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               26 | Annual Report

Franklin Strategic Series

FRANKLIN FOCUSED CORE EQUITY FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
   0.750%             Up to and including $500 million
   0.650%             Over $500 million, up to and including $1 billion
   0.600%             Over $1 billion, up to and including $1.5 billion
   0.550%             Over $1.5 billion, up to and including $6.5 billion
   0.525%             Over $6.5 billion, up to and including $11.5 billion
   0.500%             Over $11.5 billion, up to and including $16.5 billion
   0.490%             Over $16.5 billion, up to and including $19 billion
   0.480%             Over $19 billion, up to and including $21.5 billion
   0.470%             In excess of $ 21.5 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A ...  0.35%
Class C ...  1.00%
Class R ...  0.50%

Distributors has agreed to limit the current rate to 0.30% per year for Class A shares for the period of March 1, 2008 through January 1, 2009.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .....................   $1,138


                               Annual Report | 27

Franklin Strategic Series

FRANKLIN FOCUSED CORE EQUITY FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the period ended April 30, 2008, the Fund paid transfer agent fees of $1,799, of which $418 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Advisers have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through August 31, 2009. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After August 31, 2009, FT Services and Advisers may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

G. OTHER AFFILIATED TRANSACTIONS

At April 30, 2008, Advisers owned 89.13% of the Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended April 30, 2008, there were no credits earned.

5. INCOME TAXES

At April 30, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ..........................   $5,121,620
                                                 ----------
Unrealized appreciation ......................   $  136,174
Unrealized depreciation ......................     (853,481)
                                                 ----------
Net unrealized appreciation (depreciation) ...   $ (717,307)
                                                 ----------
Undistributed ordinary income ................   $   44,069
Undistributed long term capital gains ........          110
                                                 ----------
Distributable earnings .......................   $   44,179
                                                 ----------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


                               28 | Annual Report

Franklin Strategic Series

FRANKLIN FOCUSED CORE EQUITY FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2008, aggregated $6,384,015 and $1,594,773, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               Annual Report | 29

Franklin Strategic Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN FOCUSED CORE EQUITY FUND

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN FOCUSED CORE EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Focused Core Equity Fund (a separate portfolio of Franklin Strategic Series, hereafter referred to as the "Fund") at April 30, 2008, and the results of its operations, the changes in its net assets and its financial highlights for the period from December 13, 2007 (commencement of operations) through April 30, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 18, 2008


                               30 | Annual Report

Franklin Strategic Series

TAX DESIGNATION (UNAUDITED)

FRANKLIN FOCUSED CORE EQUITY FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $110 as a long term capital gain dividend for the fiscal year ended April 30, 2008.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $17,123 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $24,528 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


                               Annual Report | 31

Franklin Strategic Series

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   --------------   ------------------   -----------------------   -----------------------------------
HARRIS J. ASHTON (1932)          Trustee          Since 1991           143                       Bar-S Foods (meat packing
One Franklin Parkway                                                                             company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)         Trustee          Since 2007           122                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and past President, Board of Administration, California Public Employees
Retirement Systems (CALPERS) (1971-January 2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate
Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                  Trustee          Since 2007           122                       Chevron Corporation (global
One Franklin Parkway                                                                             energy company) and ICO Global
San Mateo, CA 94403-1906                                                                         Communications (Holdings) Limited
                                                                                                 (satellite company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)          Trustee          Since 1998           143                       Hess Corporation (exploration and
One Franklin Parkway                                                                             refining of oil and gas), H.J.
San Mateo, CA 94403-1906                                                                         Heinz Company (processed foods
                                                                                                 and allied products), RTI
                                                                                                 International Metals, Inc.
                                                                                                 (manufacture and distribution of
                                                                                                 titanium), Canadian National
                                                                                                 Railway (railroad) and White
                                                                                                 Mountains Insurance Group, Ltd.
                                                                                                 (holding company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               32 | Annual Report

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   --------------   ------------------   -----------------------   -----------------------------------
FRANK W.T. LAHAYE (1929)         Trustee          Since 1991           122                       Center for Creative Land Recycling
One Franklin Parkway                                                                             (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)            Trustee          Since 2007           143                       Hess Corporation (exploration and
One Franklin Parkway                                                                             refining of oil and gas) and
San Mateo, CA 94403-1906                                                                         Sentient Jet (private jet
                                                                                                 service).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee          Since 2007           143                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)            Lead             Trustee since        122                       None
One Franklin Parkway             Independent      2006 and Lead
San Mateo, CA 94403-1906         Trustee          Independent
                                                  Trustee since
                                                  January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial
Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President
- Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   --------------   ------------------   -----------------------   -----------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and      Trustee since        143                       None
One Franklin Parkway             Chairman of      1991 and
San Mateo, CA 94403-1906         the Board        Chairman of the
                                                  Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 42 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 33

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   --------------   ------------------   -----------------------   -----------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee,         Trustee since        56                        None
One Franklin Parkway             President and    1991 and
San Mateo, CA 94403-1906         Chief            President and
                                 Executive        Chief Executive
                                 Officer -        Officer -
                                 Investment       Investment
                                 Management       Management
                                                  since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

JAMES M. DAVIS (1952)            Chief            Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway             Compliance       Officer since 2004
San Mateo, CA 94403-1906         Officer and      and Vice
                                 Vice President   President - AML
                                 - AML            Compliance since
                                 Compliance       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).

LAURA F. FERGERSON (1962)        Treasurer,       Treasurer since      Not Applicable            Not Applicable
One Franklin Parkway             Chief            2004, Chief
San Mateo, CA 94403-1906         Financial        Financial Officer
                                 Officer and      and Chief
                                 Chief            Accounting Officer
                                 Accounting       since February
                                 Officer          2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)          Vice President   Since February       Not Applicable             Not Applicable
500 East Broward Blvd.                            2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.


                               34 | Annual Report

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   --------------   ------------------   -----------------------   -----------------------------------
DAVID P. GOSS (1947)             Vice President   Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

EDWARD B. JAMIESON (1948)        Vice President   Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.

CHRISTOPHER J. MOLUMPHY (1962)   Vice President   Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)         Vice President   Since 2006           Not Applicable            Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)             Vice President   Since 2005           Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).


                               Annual Report | 35

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   --------------   ------------------   -----------------------   -----------------------------------
GALEN G. VETTER (1951)           Senior Vice      Since February       Not Applicable             Not Applicable
500 East Broward Blvd.           President and    2008
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                               36 | Annual Report

Franklin Strategic Series

SHAREHOLDER INFORMATION

FRANKLIN FOCUSED CORE EQUITY FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                               Annual Report | 37

                      (FRANKLIN TEMPLETON INVESTMENTS LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN FOCUSED CORE EQUITY FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

                                    (GRAPHIC)

                                 APRIL 30, 2008

                      A series of Franklin Strategic Series

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                     INCOME

                                    FRANKLIN
                              STRATEGIC INCOME FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                      (FRANKLIN TEMPLETON INVESTMENTS LOGO)
                         FRANKLIN TEMPLETON INVESTMENTS

                      FRANKLIN - Templeton - Mutual Series

Annual Report

Franklin Strategic Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and invests at least 65% of its assets in U.S. and foreign debt securities, including those in emerging markets, which include all varieties of fixed and floating rate income securities, including bonds, mortgage securities and other asset-backed securities, and convertible securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Strategic Income Fund covers the fiscal year ended April 30, 2008.

PERFORMANCE OVERVIEW

Franklin Strategic Income Fund - Class A posted a +4.80% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which had a +6.87% total return for the same period.(1) During the same period, the Fund outperformed its peers as measured by the Lipper Multi-Sector Income Funds Classification Average's +2.02% total return.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

(1.) Source: Lehman Brothers Inc. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Source: Lipper Inc. The Lipper Multi-Sector Income Funds Classification
     Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 4/30/08, there were 134 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. Fund performance relative to the average may have differed if these or other factors had been considered. The Lipper average includes reinvestment of any income or distributions. Past performance does not guarantee future results. One cannot invest directly in a Lipper average, nor is the average representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.


                                Annual Report | 3

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended April 30, 2008, the U.S. economy slowed as gross domestic product (GDP) growth decelerated sharply to an annualized 0.6% in the fourth quarter of 2007 from a fairly robust growth rate of 4.9% in the preceding quarter. As the financial, labor and housing markets continued to deteriorate, investor and consumer confidence waned, which led to a pullback in consumer spending. These factors as well as upward inflationary pressures from a weakening U.S. dollar and increasing food, energy and commodity prices weighed on the overall economy. The retrenchment continued in the first quarter of 2008 as the economy grew at a 0.9% estimated annualized rate, which was largely credited to external demand and an inventory buildup.

Volatile oil prices reached a historical high in April, topping $119 per barrel, before retreating to $113 by period-end. Despite inflation risks from higher food and energy costs, core inflation, which excludes such costs, remained relatively subdued at an annual 2.3% rate in April 2008.(3) This level was above the Federal Reserve Board's (Fed's) informal target range of 1%-2%. The core personal consumption expenditures price index reported a 12-month increase of 2.1%.(4)

The Fed acted aggressively to restore liquidity and confidence to unsettled financial markets and cut interest rates seven times over the 12-month period, bringing the federal funds target rate to 2.00% by period-end. The Fed also implemented a series of unconventional measures aimed at easing strained credit conditions. It created a $200 billion loan program intended to provide liquidity to a wider range of financial institutions that could also use riskier assets for collateral, such as illiquid mortgage-backed securities. After a run on Bear Stearns nearly resulted in the investment bank's collapse, the Fed orchestrated its acquisition by JPMorgan Chase. In addition, federal regulators eased capital requirements on government-sponsored Fannie Mae and Freddie Mac.

Despite the Fed's actions, U.S. Treasuries rallied and financial stocks continued to sell off for most of the reporting period. Fixed income spreads generally widened relative to Treasury yields over the period due to heightened market turbulence. Investors continued to seek the relative safety of short- and intermediate-term U.S. Treasury securities as Treasury yields declined and the yield curve steepened. Short-term, two- and five-year yields declined significantly,

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Bureau of Economic Analysis.


                                4 | Annual Report
with the two-year bill yielding 2.29% at the end of April, down from 4.60% 12 months prior. The 10-year U.S. Treasury note ended April yielding 3.77%, compared with 4.63% at the beginning of the period. However, by period-end, it appeared that the Fed's aggressive campaigns were beginning to take effect as non-Treasury investment grade sectors showed signs of improvement.

Outside the U.S., eurozone fourth quarter 2007 GDP growth registered 2.2% year-over-year; however, business and consumer confidence indicators showed signs of a slowing economy.(5) Economic growth in non-euro European countries largely continued to outpace the eurozone's. For example, strong investment and consumer spending supported robust economic growth in Poland, Norway and Sweden. The European Central Bank increased interest rates from 3.75% to 4.00% early in the period, and remained focused on preventing high food and energy costs from filtering into underlying prices.

In Asia, economic growth remained resilient but moderated due to slower external demand. China was an important contributor to regional growth as its GDP registered 10.6% year-over-year growth in first quarter 2008, somewhat lower than last year's peak growth.(6) Economic growth also remained reasonably strong in other Asian countries such as Malaysia and Singapore. Chinese monetary authorities continued to tighten credit conditions; however, inflation pressures increased, primarily reflecting higher global commodity prices. Asian countries continued to generate large current account surpluses and accumulate foreign exchange reserves. In addition to Asia, other commodity producing countries accumulated surpluses as oil prices rose. With increased risk aversion and volatile equity performance, Asian sovereign wealth funds helped provide stability to U.S. and European financial systems through bank recapitalization.

INVESTMENT STRATEGY

The Fund uses an active asset allocation strategy, investing across the fixed income market in sectors including high yield and investment grade corporate bonds, international developed and emerging market bonds, U.S. government and agency securities, mortgage- and other asset-backed securities, corporate bank loans, convertible securities and preferred stocks. In addition to our bottom-up fundamental analysis of market sectors, industries and issuers, we evaluate country risk, business cycles, yield curves, and values between and within markets as part of our portfolio construction process.

(5.) Source: Eurostat.

(6.) Source: National Bureau of Statistics, China.


                               Annual Report | 5

DIVIDEND DISTRIBUTIONS*
5/1/07-4/30/08

                                        DIVIDEND PER SHARE
             -------------------------------------------------------------------
                                                                       ADVISOR
MONTH          CLASS A       CLASS B       CLASS C       CLASS R        CLASS
----------   -----------   -----------   -----------   -----------   -----------
May           5.00 cents    4.64 cents    4.66 cents    4.79 cents    5.21 cents
June          5.00 cents    4.64 cents    4.66 cents    4.80 cents    5.21 cents
July          5.00 cents    4.64 cents    4.66 cents    4.80 cents    5.21 cents
August        5.00 cents    4.64 cents    4.66 cents    4.80 cents    5.21 cents
September     5.00 cents    4.66 cents    4.67 cents    4.78 cents    5.21 cents
October       5.00 cents    4.66 cents    4.67 cents    4.78 cents    5.21 cents
November      5.00 cents    4.66 cents    4.67 cents    4.78 cents    5.21 cents
December**   14.00 cents   13.64 cents   13.65 cents   13.79 cents   14.21 cents
January       5.00 cents    4.64 cents    4.65 cents    4.79 cents    5.21 cents
February      5.00 cents    4.64 cents    4.65 cents    4.79 cents    5.21 cents
March         5.00 cents    4.66 cents    4.68 cents    4.79 cents    5.21 cents
April         5.00 cents    4.66 cents    4.68 cents    4.79 cents    5.21 cents
             -----------   -----------   -----------   -----------   -----------
TOTAL        69.00 CENTS   64.78 CENTS   64.96 CENTS   66.48 CENTS   71.52 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**   Includes an additional 9 cent distribution to meet excise tax requirements.

MANAGER'S DISCUSSION

For the fiscal year under review, Franklin Strategic Income Fund underperformed the LB U.S. Aggregate Index and outperformed the Lipper Multi-Sector Income Funds Classification Average. The Fund's lower exposure to more interest-rate sensitive fixed income sectors (i.e., Treasury securities, agency bonds and mortgage-backed securities) constrained performance compared with the index given the decline in interest rates during the period. The Fund's positioning in non-U.S. dollar government bonds helped performance relative to the Fund's peers largely due to broad weakness in the U.S. dollar over the past year.

During the period, the declining U.S housing market and related deterioration in securities and structured financial vehicles tied to the subprime mortgage market took center stage. Rising delinquencies in this sector contributed to severe price declines, which then flowed through global financial markets in the form of considerable asset write-downs for many global financial institutions. At the same time, increasing investor risk aversion began to affect financial markets, which made many banks and brokerage firms unwilling to lend. By the end of 2007, the prospect for a significant U.S. economic slowdown emerged, adding concerns about consumer and corporate domestic spending.


                                6 | Annual Report

PORTFOLIO BREAKDOWN
Based on Total Net Assets

                                                  4/30/08   4/30/07
                                                  -------   -------
High Yield Corporate Bonds & Preferred Stocks     22.8%     28.8%
Mortgages & Other Asset-Backed Bonds              16.7%     13.5%
Floating Rate Bank Loans                          16.1%     13.3%
Other International Bonds (non-$US)               11.8%     14.6%
International Developed Country Bonds (non-$US)    9.6%      9.8%
Investment Grade Corporate Bonds                   9.4%      2.7%
U.S. Government & Agency Bonds*                    4.9%      9.3%
Convertible Securities                             2.7%      3.0%
Municipal Bonds                                    1.9%      0.0%
Emerging Market Bonds ($US)                        1.5%      2.7%
Common Stocks & Warrants                           0.0%**    0.0%**
Short-Term Investments & Other Net Assets          2.6%      2.3%

* Includes 0.2% denominated in non-U.S. dollars and 0.6% Treasury Inflation Protected Securities. Also includes agency preferred stock.

**   Rounds to less than 0.1% of net assets.

In this environment, one of the strongest performing asset categories was U.S. Treasury securities, largely due to a flight to quality in financial markets and expectations that slowing domestic growth could temper inflationary pressures. Non-U.S. dollar denominated securities also performed well, given low relative short-term U.S. interest rates. Although the economic environment remained challenging, we sought to take advantage of dislocations across fixed income markets, which pushed valuations for many sectors toward, and in some cases past, their historically cheapest valuation levels. We invested in securities that we considered had attractive yields and total return potential in light of our longer-term assessment of fundamental risks.

In addition to lower short-term interest rates due to the Fed's action during the Fund's fiscal year, intermediate- and long-term interest rates also fell, leading U.S. Treasury securities to record some of the strongest gains in the fixed income market during the period. Given our view that the decline in interest rates was at least partly due to risk aversion rather than longer-term inflation expectations, we reduced the Fund's exposure to Treasury securities and agency debentures as we found what we considered were more attractive investment opportunities in other sectors. We did, however, increase exposure to the mortgage- and other asset-backed securities sector. Yield spreads for many asset-backed securities (ABS) increased significantly during the fiscal year as concerns about structured securities in general negatively affected the ABS market. Although fundamentals


                                Annual Report | 7
had just begun to weaken for certain ABS issuers, such as commercial mortgage-backed securities and credit card-related ABS, we believed valuations more than compensated for these softening fundamental trends.

Within the investment grade portion of the corporate bond market, financial issuers came under pressure due to write-offs to cover price declines for sub-prime mortgage-backed securities. Toward the period's latter half, non-financial issuers also experienced widening yield spreads as concerns regarding the economy and future corporate earnings emerged. Although corporate earnings may experience some weakness, from a fundamental credit perspective, our analysis led us to believe major banks and brokerage firms should survive this cycle, particularly considering the amount of equity and preferred stock issued over the past year. Therefore, we increased exposure to the investment grade corporate bond sector, particularly among financial companies.

As would be expected in such a market environment, the high yield corporate bond sector also faced pressure from the flight to quality amid domestic economic concerns. Although many analysts expected default rates to rise given the amount of lower quality issues over the past few years, the weaker economy and difficult credit environment for refinancing, actual defaults remained historically low. Similarly, the leveraged bank loan sector came under significant pressure and had a negative return over the past year as measured by the CS Leveraged Loan Index's -3.34% return.(7) For bank loans, the largest buyer of these instruments, collateralized loan obligations (CLOs), were largely unable to launch new products given the market's structured nature. In addition, a large loan supply calendar to finance pending leveraged buyouts weighed on bank loan prices as underwriters attempted to clear these loans from their books at discounts to par value. However, in our view the lower valuations were overdone due to these technical supply and demand factors; therefore, we added to our leveraged bank loan exposure and reduced our high yield corporate bond exposure during the Fund's fiscal year.

The weak U.S. dollar, largely due to declining short-term interest rates and continued structural imbalances caused by the U.S. current account deficit, contributed to strong returns for the foreign fixed income sovereign bond sector. Throughout the Fund's fiscal year, we held a significant weighting in non-U.S. dollar bonds, based on the prospect that the U.S. dollar could weaken further given current trends. The Fund benefited from positive results from bond holdings in Norway, Switzerland, Poland, Brazil, Singapore and Japan. However,

(7.) Source: Credit Suisse. The CS Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market.


                                8 | Annual Report
we believed the euro had exceeded its fundamental longer-term value relative to the U.S. dollar; therefore, using forward currency contracts we began to hedge the Fund's effective euro exposure from some of our holdings with currencies correlated with the euro. In the U.S. dollar-denominated emerging market bond sector, yield spreads widened during the period; however, the market experienced less volatility compared with historical trends largely due to the higher quality of many developing market issuers relative to the late 1990s' currency crisis. Based on what we considered full valuations, we held a relatively small weighting in this sector throughout the reporting period.

We added some convertible securities to the Fund's portfolio, with a focus on financial sector issuers. However, overall exposure to this asset class remained relatively low compared with other asset classes, at less than 3% of total net assets at period-end.

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.

(PHOTO OF CHRISTOPHER J. MOLUMPHY)


/s/ Christopher J. Molumphy
Christopher J. Molumphy, CFA


(PHOTO OF ERIC G. TAKAHA)


/s/ Eric G. Takaha
Eric G. Takaha, CFA

Portfolio Management Team
Franklin Strategic Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 9

Performance Summary as of 4/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRSTX)                     CHANGE   4/30/08   4/30/07
-----------------------------               ------   -------   -------
Net Asset Value (NAV)                       -$0.20    $10.28    $10.48
DISTRIBUTIONS (5/1/07-4/30/08)
Dividend Income                   $0.6900

CLASS B (SYMBOL: FKSBX)                     CHANGE   4/30/08   4/30/07
-----------------------------               ------   -------   -------
Net Asset Value (NAV)                       -$0.20    $10.32    $10.52
DISTRIBUTIONS (5/1/07-4/30/08)
Dividend Income                   $0.6478

CLASS C (SYMBOL: FSGCX)                     CHANGE   4/30/08   4/30/07
-----------------------------               ------   -------   -------
Net Asset Value (NAV)                       -$0.21    $10.27    $10.48
DISTRIBUTIONS (5/1/07-4/30/08)
Dividend Income                   $0.6496

CLASS R (SYMBOL: FKSRX)                     CHANGE   4/30/08   4/30/07
-----------------------------               ------   -------   -------
Net Asset Value (NAV)                       -$0.21    $10.25    $10.46
DISTRIBUTIONS (5/1/07- 4/30/08)
Dividend Income                   $0.6648

ADVISOR CLASS (SYMBOL: FKSAX)               CHANGE   4/30/08   4/30/07
-----------------------------               ------   -------   -------
Net Asset Value (NAV)                       -$0.21    $10.28    $10.49
DISTRIBUTIONS (5/1/07- 4/30/08)
Dividend Income                   $0.7152


                               10 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                        1-YEAR   5-YEAR    10-YEAR
-------------------------------------          ------   ------   ---------
Cumulative Total Return(2)                     +4.80%   +45.89%   +86.57%
Average Annual Total Return(3)                 +0.30%    +6.91%    +5.97%
Avg. Ann. Total Return (3/31/08)(4)            -0.07%    +7.41%    +5.82%
   Distribution Rate(5)                 5.59%
   30-Day Standardized Yield(6)         5.44%
   Total Annual Operating Expenses(7)   0.93%

                                                                 INCEPTION
CLASS B                                        1-YEAR   5-YEAR    (1/1/99)
-------------------------------------          ------   ------   ---------
Cumulative Total Return(2)                     +4.35%   +43.10%   +79.47%
Average Annual Total Return(3)                 +0.43%    +7.13%    +6.47%
Avg. Ann. Total Return (3/31/08)(4)             0.00%    +7.61%    +6.31%
   Distribution Rate(5)                 5.42%
   30-Day Standardized Yield(6)         5.31%
   Total Annual Operating Expenses(7)   1.33%

CLASS C                                        1-YEAR   5-YEAR    10-YEAR
-------------------------------------          ------   ------   ---------
Cumulative Total Return(2)                      +4.28%  +43.03%   +78.77%
Average Annual Total Return(3)                  +3.30%   +7.42%    +5.98%
Avg. Ann. Total Return (3/31/08)(4)             +2.86%   +7.89%    +5.84%
   Distribution Rate(5)                 5.47%
   30-Day Standardized Yield(6)         5.28%
   Total Annual Operating Expenses(7)   1.33%

                                                                 INCEPTION
CLASS R                                        1-YEAR   5-YEAR    (1/1/02)
-------------------------------------          ------   ------   ---------
Cumulative Total Return(2)                     +4.55%   +44.09%   +63.77%
Average Annual Total Return(3)                 +4.55%    +7.58%    +8.11%
Avg. Ann. Total Return (3/31/08)(4)            +4.00%    +8.05%    +7.90%
   Distribution Rate(5)                 5.61%
   30-Day Standardized Yield(6)         5.43%
   Total Annual Operating Expenses(7)   1.18%

ADVISOR CLASS(8)                               1-YEAR    5-YEAR   10-YEAR
-------------------------------------          ------   ------   ---------
Cumulative Total Return(2)                     +5.05%   +47.67%   +90.58%
Average Annual Total Return(3)                 +5.05%    +8.11%    +6.66%
Avg. Ann. Total Return (3/31/08)(4)            +4.50%    +8.61%    +6.50%
   Distribution Rate(5)                 6.08%
   30-Day Standardized Yield(6)         5.96%
   Total Annual Operating Expenses(7)   0.68%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                               Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   4/30/08
-------   -------
1-Year     +0.30%
5-Year     +6.91%
10-Year    +5.97%

CLASS A (5/1/98-4/30/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN STRATEGIC INCOME   LEHMAN BROTHERS U.S.   LIPPER MULTI-SECTOR INCOME
   DATE            FUND - CLASS A           AGGREGATE INDEX       CLASSIFICATION AVERAGE
----------   -------------------------   --------------------   --------------------------
5/1/1998              $ 9,574                   $10,000                   $10,000
5/31/1998             $ 9,518                   $10,095                   $ 9,981
6/30/1998             $ 9,488                   $10,180                   $ 9,959
7/31/1998             $ 9,556                   $10,202                   $10,005
8/31/1998             $ 8,663                   $10,368                   $ 9,392
9/30/1998             $ 9,092                   $10,611                   $ 9,563
10/31/1998            $ 9,276                   $10,555                   $ 9,532
11/30/1998            $ 9,648                   $10,615                   $ 9,864
12/31/1998            $ 9,656                   $10,647                   $ 9,852
1/31/1999             $ 9,698                   $10,723                   $ 9,916
2/28/1999             $ 9,569                   $10,535                   $ 9,817
3/31/1999             $ 9,714                   $10,594                   $ 9,972
4/30/1999             $ 9,979                   $10,627                   $10,186
5/31/1999             $ 9,745                   $10,534                   $ 9,982
6/30/1999             $ 9,762                   $10,501                   $ 9,994
7/31/1999             $ 9,695                   $10,456                   $ 9,966
8/31/1999             $ 9,608                   $10,451                   $ 9,898
9/30/1999             $ 9,616                   $10,572                   $ 9,944
10/31/1999            $ 9,662                   $10,611                   $ 9,974
11/30/1999            $ 9,746                   $10,610                   $10,072
12/31/1999            $ 9,880                   $10,559                   $10,178
1/31/2000             $ 9,719                   $10,525                   $10,094
2/29/2000             $ 9,841                   $10,652                   $10,257
3/31/2000             $ 9,864                   $10,792                   $10,267
4/30/2000             $ 9,799                   $10,761                   $10,151
5/31/2000             $ 9,672                   $10,756                   $10,025
6/30/2000             $ 9,958                   $10,980                   $10,282
7/31/2000             $10,023                   $11,080                   $10,321
8/31/2000             $10,180                   $11,240                   $10,407
9/30/2000             $10,114                   $11,311                   $10,302
10/31/2000            $ 9,913                   $11,386                   $10,102
11/30/2000            $ 9,711                   $11,572                   $ 9,954
12/31/2000            $10,137                   $11,787                   $10,239
1/31/2001             $10,545                   $11,979                   $10,613
2/28/2001             $10,509                   $12,084                   $10,626
3/31/2001             $10,344                   $12,145                   $10,428
4/30/2001             $10,350                   $12,094                   $10,350
5/31/2001             $10,411                   $12,167                   $10,426
6/30/2001             $10,330                   $12,213                   $10,339
7/31/2001             $10,458                   $12,486                   $10,422
8/31/2001             $10,586                   $12,629                   $10,564
9/30/2001             $10,157                   $12,776                   $10,231
10/31/2001            $10,468                   $13,044                   $10,479
11/30/2001            $10,736                   $12,864                   $10,608
12/31/2001            $10,685                   $12,782                   $10,575
1/31/2002             $10,703                   $12,886                   $10,634
2/28/2002             $10,726                   $13,010                   $10,660
3/31/2002             $10,831                   $12,794                   $10,684
4/30/2002             $10,971                   $13,042                   $10,849
5/31/2002             $10,924                   $13,153                   $10,877
6/30/2002             $10,461                   $13,267                   $10,656
7/31/2002             $10,234                   $13,427                   $10,487
8/31/2002             $10,499                   $13,653                   $10,706
9/30/2002             $10,474                   $13,874                   $10,684
10/31/2002            $10,535                   $13,811                   $10,729
11/30/2002            $10,978                   $13,808                   $11,016
12/31/2002            $11,188                   $14,093                   $11,233
1/31/2003             $11,387                   $14,105                   $11,395
2/28/2003             $11,588                   $14,300                   $11,574
3/31/2003             $11,744                   $14,289                   $11,694
4/30/2003             $12,244                   $14,407                   $12,093
5/31/2003             $12,606                   $14,676                   $12,387
6/30/2003             $12,765                   $14,646                   $12,501
7/31/2003             $12,422                   $14,154                   $12,232
8/31/2003             $12,544                   $14,248                   $12,358
9/30/2003             $13,006                   $14,625                   $12,708
10/31/2003            $13,090                   $14,489                   $12,801
11/30/2003            $13,280                   $14,523                   $12,945
12/31/2003            $13,658                   $14,671                   $13,244
1/31/2004             $13,837                   $14,789                   $13,373
2/29/2004             $13,909                   $14,949                   $13,406
3/31/2004             $14,009                   $15,061                   $13,511
4/30/2004             $13,675                   $14,669                   $13,218
5/31/2004             $13,558                   $14,611                   $13,097
6/30/2004             $13,674                   $14,693                   $13,218
7/31/2004             $13,830                   $14,839                   $13,343
8/31/2004             $14,140                   $15,122                   $13,605
9/30/2004             $14,313                   $15,163                   $13,774
10/31/2004            $14,599                   $15,290                   $14,011
11/30/2004            $14,787                   $15,168                   $14,191
12/31/2004            $15,005                   $15,308                   $14,398
1/31/2005             $14,968                   $15,404                   $14,388
2/28/2005             $15,160                   $15,313                   $14,485
3/31/2005             $14,807                   $15,234                   $14,244
4/30/2005             $14,783                   $15,440                   $14,274
5/31/2005             $14,905                   $15,608                   $14,408
6/30/2005             $15,022                   $15,693                   $14,555
7/31/2005             $15,095                   $15,550                   $14,606
8/31/2005             $15,198                   $15,749                   $14,744
9/30/2005             $15,094                   $15,587                   $14,692
10/31/2005            $14,990                   $15,464                   $14,541
11/30/2005            $15,095                   $15,532                   $14,621
12/31/2005            $15,230                   $15,680                   $14,760
1/31/2006             $15,456                   $15,680                   $14,903
2/28/2006             $15,547                   $15,733                   $15,006
3/31/2006             $15,486                   $15,578                   $14,920
4/30/2006             $15,624                   $15,550                   $15,004
5/31/2006             $15,593                   $15,533                   $14,935
6/30/2006             $15,516                   $15,566                   $14,894
7/31/2006             $15,687                   $15,777                   $15,076
8/31/2006             $15,874                   $16,018                   $15,281
9/30/2006             $16,000                   $16,159                   $15,379
10/31/2006            $16,205                   $16,266                   $15,546
11/30/2006            $16,427                   $16,455                   $15,749
12/31/2006            $16,479                   $16,359                   $15,786
1/31/2007             $16,511                   $16,352                   $15,853
2/28/2007             $16,704                   $16,604                   $16,054
3/31/2007             $16,801                   $16,605                   $16,107
4/30/2007             $17,045                   $16,695                   $16,281
5/31/2007             $17,110                   $16,568                   $16,296
6/30/2007             $16,979                   $16,519                   $16,162
7/31/2007             $16,830                   $16,657                   $16,004
8/31/2007             $16,897                   $16,861                   $16,077
9/30/2007             $17,346                   $16,989                   $16,384
10/31/2007            $17,547                   $17,141                   $16,538
11/30/2007            $17,396                   $17,450                   $16,480
12/31/2007            $17,446                   $17,499                   $16,513
1/31/2008             $17,515                   $17,793                   $16,545
2/29/2008             $17,515                   $17,817                   $16,477
3/31/2008             $17,532                   $17,878                   $16,396
4/30/2008             $17,862                   $17,841                   $16,621

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    4/30/08
------------------------   -------
1-Year                      +0.43%
5-Year                      +7.13%
Since Inception (1/1/99)    +6.47%

CLASS B (1/1/99-4/30/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN STRATEGIC INCOME   LEHMAN BROTHERS U.S.   LIPPER MULTI-SECTOR INCOME
   DATE            FUND - CLASS B           AGGREGATE INDEX       CLASSIFICATION AVERAGE
----------   -------------------------   --------------------   --------------------------
1/1/1999              $10,000                   $10,000                   $10,000
1/31/1999             $10,054                   $10,071                   $10,065
2/28/1999             $ 9,914                   $ 9,896                   $ 9,964
3/31/1999             $10,069                   $ 9,950                   $10,122
4/30/1999             $10,340                   $ 9,982                   $10,339
5/31/1999             $10,104                   $ 9,894                   $10,133
6/30/1999             $10,119                   $ 9,863                   $10,145
7/31/1999             $10,036                   $ 9,821                   $10,116
8/31/1999             $ 9,943                   $ 9,816                   $10,047
9/30/1999             $ 9,958                   $ 9,930                   $10,094
10/31/1999            $ 9,993                   $ 9,967                   $10,124
11/30/1999            $10,077                   $ 9,966                   $10,223
12/31/1999            $10,213                   $ 9,918                   $10,332
1/31/2000             $10,053                   $ 9,885                   $10,246
2/29/2000             $10,165                   $10,005                   $10,411
3/31/2000             $10,186                   $10,137                   $10,421
4/30/2000             $10,115                   $10,108                   $10,304
5/31/2000             $ 9,981                   $10,103                   $10,176
6/30/2000             $10,271                   $10,313                   $10,436
7/31/2000             $10,334                   $10,407                   $10,476
8/31/2000             $10,493                   $10,558                   $10,564
9/30/2000             $10,432                   $10,624                   $10,457
10/31/2000            $10,222                   $10,694                   $10,254
11/30/2000            $10,010                   $10,869                   $10,104
12/31/2000            $10,445                   $11,071                   $10,394
1/31/2001             $10,850                   $11,252                   $10,773
2/28/2001             $10,820                   $11,350                   $10,786
3/31/2001             $10,647                   $11,407                   $10,585
4/30/2001             $10,639                   $11,360                   $10,506
5/31/2001             $10,708                   $11,428                   $10,583
6/30/2001             $10,611                   $11,471                   $10,495
7/31/2001             $10,738                   $11,728                   $10,579
8/31/2001             $10,866                   $11,862                   $10,723
9/30/2001             $10,424                   $12,000                   $10,385
10/31/2001            $10,738                   $12,251                   $10,637
11/30/2001            $11,008                   $12,082                   $10,768
12/31/2001            $10,965                   $12,006                   $10,735
1/31/2002             $10,968                   $12,103                   $10,794
2/28/2002             $10,999                   $12,220                   $10,821
3/31/2002             $11,103                   $12,017                   $10,844
4/30/2002             $11,231                   $12,250                   $11,013
5/31/2002             $11,192                   $12,354                   $11,041
6/30/2002             $10,703                   $12,461                   $10,816
7/31/2002             $10,468                   $12,611                   $10,645
8/31/2002             $10,734                   $12,824                   $10,867
9/30/2002             $10,718                   $13,032                   $10,845
10/31/2002            $10,764                   $12,972                   $10,890
11/30/2002            $11,224                   $12,969                   $11,182
12/31/2002            $11,423                   $13,237                   $11,402
1/31/2003             $11,622                   $13,248                   $11,567
2/28/2003             $11,823                   $13,431                   $11,748
3/31/2003             $11,990                   $13,421                   $11,870
4/30/2003             $12,482                   $13,532                   $12,275
5/31/2003             $12,859                   $13,784                   $12,573
6/30/2003             $13,017                   $13,757                   $12,689
7/31/2003             $12,651                   $13,294                   $12,416
8/31/2003             $12,784                   $13,383                   $12,544
9/30/2003             $13,249                   $13,737                   $12,899
10/31/2003            $13,329                   $13,609                   $12,993
11/30/2003            $13,504                   $13,641                   $13,140
12/31/2003            $13,897                   $13,780                   $13,444
1/31/2004             $14,074                   $13,891                   $13,574
2/29/2004             $14,143                   $14,041                   $13,608
3/31/2004             $14,239                   $14,147                   $13,714
4/30/2004             $13,897                   $13,778                   $13,417
5/31/2004             $13,773                   $13,723                   $13,294
6/30/2004             $13,885                   $13,801                   $13,417
7/31/2004             $14,039                   $13,938                   $13,544
8/31/2004             $14,349                   $14,203                   $13,810
9/30/2004             $14,518                   $14,242                   $13,981
10/31/2004            $14,802                   $14,361                   $14,221
11/30/2004            $15,002                   $14,247                   $14,405
12/31/2004            $15,217                   $14,378                   $14,615
1/31/2005             $15,176                   $14,468                   $14,605
2/28/2005             $15,350                   $14,383                   $14,703
3/31/2005             $14,988                   $14,309                   $14,459
4/30/2005             $14,959                   $14,503                   $14,489
5/31/2005             $15,092                   $14,660                   $14,625
6/30/2005             $15,204                   $14,739                   $14,774
7/31/2005             $15,273                   $14,605                   $14,826
8/31/2005             $15,357                   $14,793                   $14,966
9/30/2005             $15,262                   $14,640                   $14,913
10/31/2005            $15,137                   $14,524                   $14,760
11/30/2005            $15,237                   $14,589                   $14,841
12/31/2005            $15,383                   $14,727                   $14,982
1/31/2006             $15,605                   $14,728                   $15,127
2/28/2006             $15,677                   $14,777                   $15,231
3/31/2006             $15,610                   $14,632                   $15,145
4/30/2006             $15,758                   $14,605                   $15,229
5/31/2006             $15,707                   $14,590                   $15,159
6/30/2006             $15,639                   $14,621                   $15,118
7/31/2006             $15,806                   $14,818                   $15,303
8/31/2006             $15,988                   $15,045                   $15,511
9/30/2006             $16,109                   $15,177                   $15,610
10/31/2006            $16,294                   $15,278                   $15,780
11/30/2006            $16,527                   $15,455                   $15,986
12/31/2006            $16,558                   $15,365                   $16,024
1/31/2007             $16,589                   $15,359                   $16,091
2/28/2007             $16,784                   $15,596                   $16,296
3/31/2007             $16,881                   $15,596                   $16,349
4/30/2007             $17,126                   $15,681                   $16,526
5/31/2007             $17,191                   $15,562                   $16,541
6/30/2007             $17,058                   $15,516                   $16,405
7/31/2007             $16,908                   $15,645                   $16,244
8/31/2007             $16,976                   $15,837                   $16,319
9/30/2007             $17,427                   $15,957                   $16,631
10/31/2007            $17,630                   $16,100                   $16,787
11/30/2007            $17,478                   $16,390                   $16,728
12/31/2007            $17,529                   $16,436                   $16,762
1/31/2008             $17,597                   $16,712                   $16,794
2/29/2008             $17,597                   $16,735                   $16,725
3/31/2008             $17,615                   $16,792                   $16,643
4/30/2008             $17,947                   $16,757                   $16,871


                               12 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   4/30/08
-------   -------
1-Year     +3.30%
5-Year     +7.42%
10-Year    +5.98%

CLASS C (5/1/98-4/30/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN STRATEGIC INCOME   LEHMAN BROTHERS U.S.   LIPPER MULTI-SECTOR INCOME
   DATE            FUND - CLASS C           AGGREGATE INDEX       CLASSIFICATION AVERAGE
----------   -------------------------   -------------------    --------------------------
5/1/1998              $10,000                  $10,000                    $10,000
5/31/1998             $ 9,920                  $10,095                    $ 9,981
6/30/1998             $ 9,885                  $10,180                    $ 9,959
7/31/1998             $ 9,952                  $10,202                    $10,005
8/31/1998             $ 9,028                  $10,368                    $ 9,392
9/30/1998             $ 9,461                  $10,611                    $ 9,563
10/31/1998            $ 9,650                  $10,555                    $ 9,532
11/30/1998            $10,034                  $10,615                    $ 9,864
12/31/1998            $10,038                  $10,647                    $ 9,852
1/31/1999             $10,079                  $10,723                    $ 9,916
2/28/1999             $ 9,941                  $10,535                    $ 9,817
3/31/1999             $10,087                  $10,594                    $ 9,972
4/30/1999             $10,359                  $10,627                    $10,186
5/31/1999             $10,113                  $10,534                    $ 9,982
6/30/1999             $10,127                  $10,501                    $ 9,994
7/31/1999             $10,053                  $10,456                    $ 9,966
8/31/1999             $ 9,950                  $10,451                    $ 9,898
9/30/1999             $ 9,965                  $10,572                    $ 9,944
10/31/1999            $10,009                  $10,611                    $ 9,974
11/30/1999            $10,094                  $10,610                    $10,072
12/31/1999            $10,229                  $10,559                    $10,178
1/31/2000             $10,058                  $10,525                    $10,094
2/29/2000             $10,181                  $10,652                    $10,257
3/31/2000             $10,202                  $10,792                    $10,267
4/30/2000             $10,131                  $10,761                    $10,151
5/31/2000             $ 9,997                  $10,756                    $10,025
6/30/2000             $10,289                  $10,980                    $10,282
7/31/2000             $10,352                  $11,080                    $10,321
8/31/2000             $10,511                  $11,240                    $10,407
9/30/2000             $10,439                  $11,311                    $10,302
10/31/2000            $10,229                  $11,386                    $10,102
11/30/2000            $10,027                  $11,572                    $ 9,954
12/31/2000            $10,452                  $11,787                    $10,239
1/31/2001             $10,870                  $11,979                    $10,613
2/28/2001             $10,840                  $12,084                    $10,626
3/31/2001             $10,655                  $12,145                    $10,428
4/30/2001             $10,658                  $12,094                    $10,350
5/31/2001             $10,717                  $12,167                    $10,426
6/30/2001             $10,631                  $12,213                    $10,339
7/31/2001             $10,759                  $12,486                    $10,422
8/31/2001             $10,888                  $12,629                    $10,564
9/30/2001             $10,443                  $12,776                    $10,231
10/31/2001            $10,759                  $13,044                    $10,479
11/30/2001            $11,029                  $12,864                    $10,608
12/31/2001            $10,974                  $12,782                    $10,575
1/31/2002             $10,989                  $12,886                    $10,634
2/28/2002             $11,009                  $13,010                    $10,660
3/31/2002             $11,113                  $12,794                    $10,684
4/30/2002             $11,242                  $13,042                    $10,849
5/31/2002             $11,202                  $13,153                    $10,877
6/30/2002             $10,723                  $13,267                    $10,656
7/31/2002             $10,487                  $13,427                    $10,487
8/31/2002             $10,754                  $13,653                    $10,706
9/30/2002             $10,726                  $13,874                    $10,684
10/31/2002            $10,785                  $13,811                    $10,729
11/30/2002            $11,235                  $13,808                    $11,016
12/31/2002            $11,446                  $14,093                    $11,233
1/31/2003             $11,647                  $14,105                    $11,395
2/28/2003             $11,848                  $14,300                    $11,574
3/31/2003             $12,004                  $14,289                    $11,694
4/30/2003             $12,498                  $14,407                    $12,093
5/31/2003             $12,877                  $14,676                    $12,387
6/30/2003             $13,035                  $14,646                    $12,501
7/31/2003             $12,667                  $14,154                    $12,232
8/31/2003             $12,800                  $14,248                    $12,358
9/30/2003             $13,267                  $14,625                    $12,708
10/31/2003            $13,347                  $14,489                    $12,801
11/30/2003            $13,536                  $14,523                    $12,945
12/31/2003            $13,918                  $14,671                    $13,244
1/31/2004             $14,095                  $14,789                    $13,373
2/29/2004             $14,165                  $14,949                    $13,406
3/31/2004             $14,262                  $15,061                    $13,511
4/30/2004             $13,918                  $14,669                    $13,218
5/31/2004             $13,794                  $14,611                    $13,097
6/30/2004             $13,906                  $14,693                    $13,218
7/31/2004             $14,061                  $14,839                    $13,343
8/31/2004             $14,358                  $15,122                    $13,605
9/30/2004             $14,543                  $15,163                    $13,774
10/31/2004            $14,828                  $15,290                    $14,011
11/30/2004            $15,015                  $15,168                    $14,191
12/31/2004            $15,231                  $15,308                    $14,398
1/31/2005             $15,189                  $15,404                    $14,388
2/28/2005             $15,378                  $15,313                    $14,485
3/31/2005             $15,014                  $15,234                    $14,244
4/30/2005             $14,986                  $15,440                    $14,274
5/31/2005             $15,104                  $15,608                    $14,408
6/30/2005             $15,217                  $15,693                    $14,555
7/31/2005             $15,287                  $15,550                    $14,606
8/31/2005             $15,371                  $15,749                    $14,744
9/30/2005             $15,276                  $15,587                    $14,692
10/31/2005            $15,166                  $15,464                    $14,541
11/30/2005            $15,251                  $15,532                    $14,621
12/31/2005            $15,398                  $15,680                    $14,760
1/31/2006             $15,621                  $15,680                    $14,903
2/28/2006             $15,708                  $15,733                    $15,006
3/31/2006             $15,626                  $15,578                    $14,920
4/30/2006             $15,775                  $15,550                    $15,004
5/31/2006             $15,739                  $15,533                    $14,935
6/30/2006             $15,656                  $15,566                    $14,894
7/31/2006             $15,823                  $15,777                    $15,076
8/31/2006             $16,007                  $16,018                    $15,281
9/30/2006             $16,128                  $16,159                    $15,379
10/31/2006            $16,330                  $16,266                    $15,546
11/30/2006            $16,548                  $16,455                    $15,749
12/31/2006            $16,596                  $16,359                    $15,786
1/31/2007             $16,622                  $16,352                    $15,853
2/28/2007             $16,811                  $16,604                    $16,054
3/31/2007             $16,903                  $16,605                    $16,107
4/30/2007             $17,142                  $16,695                    $16,281
5/31/2007             $17,202                  $16,568                    $16,296
6/30/2007             $17,065                  $16,519                    $16,162
7/31/2007             $16,910                  $16,657                    $16,004
8/31/2007             $16,971                  $16,861                    $16,077
9/30/2007             $17,417                  $16,989                    $16,384
10/31/2007            $17,613                  $17,141                    $16,538
11/30/2007            $17,456                  $17,450                    $16,480
12/31/2007            $17,483                  $17,499                    $16,513
1/31/2008             $17,546                  $17,793                    $16,545
2/29/2008             $17,557                  $17,817                    $16,477
3/31/2008             $17,551                  $17,878                    $16,396
4/30/2008             $17,877                  $17,841                    $16,621

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    4/30/08
------------------------   -------
1-Year                      +4.55%
5-Year                      +7.58%
Since Inception (1/1/02)    +8.11%

CLASS R (1/1/02-4/30/08)

                               (PERFORMANCE GRAPH)

               FRANKLIN STRATEGIC    LEHMAN BROTHERS U.S.   LIPPER MULTI-SECTOR INCOME
DATE         INCOME FUND - CLASS R      AGGREGATE INDEX       CLASSIFICATION AVERAGE
----------   ---------------------   --------------------   --------------------------
1/1/2002            $10,000                 $10,000                   $10,000
1/31/2002           $ 9,974                 $10,081                   $10,055
2/28/2002           $ 9,982                 $10,179                   $10,080
3/31/2002           $10,078                 $10,009                   $10,102
4/30/2002           $10,207                 $10,203                   $10,259
5/31/2002           $10,172                 $10,290                   $10,286
6/30/2002           $ 9,739                 $10,379                   $10,076
7/31/2002           $ 9,513                 $10,504                   $ 9,917
8/31/2002           $ 9,758                 $10,682                   $10,124
9/30/2002           $ 9,745                 $10,855                   $10,103
10/31/2002          $ 9,788                 $10,805                   $10,145
11/30/2002          $10,209                 $10,802                   $10,417
12/31/2002          $10,403                 $11,025                   $10,622
1/31/2003           $10,575                 $11,035                   $10,775
2/28/2003           $10,759                 $11,188                   $10,944
3/31/2003           $10,915                 $11,179                   $11,058
4/30/2003           $11,366                 $11,271                   $11,435
5/31/2003           $11,711                 $11,481                   $11,713
6/30/2003           $11,857                 $11,459                   $11,821
7/31/2003           $11,524                 $11,073                   $11,567
8/31/2003           $11,647                 $11,147                   $11,686
9/30/2003           $12,061                 $11,442                   $12,016
10/31/2003          $12,149                 $11,335                   $12,104
11/30/2003          $12,312                 $11,362                   $12,241
12/31/2003          $12,660                 $11,478                   $12,524
1/31/2004           $12,836                 $11,570                   $12,645
2/29/2004           $12,901                 $11,696                   $12,677
3/31/2004           $12,978                 $11,783                   $12,776
4/30/2004           $12,666                 $11,477                   $12,498
5/31/2004           $12,568                 $11,431                   $12,385
6/30/2004           $12,659                 $11,495                   $12,499
7/31/2004           $12,803                 $11,609                   $12,617
8/31/2004           $13,088                 $11,831                   $12,865
9/30/2004           $13,246                 $11,863                   $13,024
10/31/2004          $13,508                 $11,962                   $13,248
11/30/2004          $13,680                 $11,867                   $13,419
12/31/2004          $13,878                 $11,976                   $13,615
1/31/2005           $13,842                 $12,051                   $13,605
2/28/2005           $14,016                 $11,980                   $13,697
3/31/2005           $13,686                 $11,919                   $13,469
4/30/2005           $13,662                 $12,080                   $13,498
5/31/2005           $13,772                 $12,211                   $13,624
6/30/2005           $13,876                 $12,277                   $13,763
7/31/2005           $13,942                 $12,165                   $13,812
8/31/2005           $14,034                 $12,321                   $13,941
9/30/2005           $13,935                 $12,194                   $13,893
10/31/2005          $13,837                 $12,098                   $13,750
11/30/2005          $13,930                 $12,151                   $13,825
12/31/2005          $14,052                 $12,267                   $13,956
1/31/2006           $14,258                 $12,268                   $14,092
2/28/2006           $14,340                 $12,308                   $14,189
3/31/2006           $14,280                 $12,188                   $14,108
4/30/2006           $14,405                 $12,165                   $14,187
5/31/2006           $14,373                 $12,152                   $14,122
6/30/2006           $14,299                 $12,178                   $14,084
7/31/2006           $14,454                 $12,343                   $14,256
8/31/2006           $14,624                 $12,532                   $14,450
9/30/2006           $14,737                 $12,642                   $14,542
10/31/2006          $14,923                 $12,726                   $14,701
11/30/2006          $15,124                 $12,873                   $14,892
12/31/2006          $15,155                 $12,798                   $14,927
1/31/2007           $15,196                 $12,793                   $14,990
2/28/2007           $15,371                 $12,990                   $15,180
3/31/2007           $15,457                 $12,991                   $15,231
4/30/2007           $15,664                 $13,061                   $15,395
5/31/2007           $15,736                 $12,962                   $15,409
6/30/2007           $15,612                 $12,924                   $15,283
7/31/2007           $15,457                 $13,031                   $15,133
8/31/2007           $15,530                 $13,191                   $15,202
9/30/2007           $15,941                 $13,291                   $15,493
10/31/2007          $16,122                 $13,411                   $15,638
11/30/2007          $15,980                 $13,652                   $15,584
12/31/2007          $16,008                 $13,690                   $15,615
1/31/2008           $16,066                 $13,920                   $15,644
2/29/2008           $16,063                 $13,939                   $15,580
3/31/2008           $16,076                 $13,987                   $15,504
4/30/2008           $16,377                 $13,958                   $15,716


                               Annual Report | 13

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   4/30/08
----------------   -------
1-Year              +5.05%
5-Year              +8.11%
10-Year             +6.66%

ADVISOR CLASS (5/1/98-4/30/08)(8)

                               (PERFORMANCE GRAPH)

             FRANKLIN STRATEGIC INCOME   LEHMAN BROTHERS U.S.   LIPPER MULTI-SECTOR INCOME
DATE            FUND - ADVISOR CLASS        AGGREGATE INDEX       CLASSIFICATION AVERAGE
----------   -------------------------   --------------------   --------------------------
5/1/1998              $10,000                   $10,000                   $10,000
5/31/1998             $ 9,942                   $10,095                   $ 9,981
6/30/1998             $ 9,910                   $10,180                   $ 9,959
7/31/1998             $ 9,981                   $10,202                   $10,005
8/31/1998             $ 9,048                   $10,368                   $ 9,392
9/30/1998             $ 9,496                   $10,611                   $ 9,563
10/31/1998            $ 9,689                   $10,555                   $ 9,532
11/30/1998            $10,078                   $10,615                   $ 9,864
12/31/1998            $10,085                   $10,647                   $ 9,852
1/31/1999             $10,130                   $10,723                   $ 9,916
2/28/1999             $ 9,995                   $10,535                   $ 9,817
3/31/1999             $10,146                   $10,594                   $ 9,972
4/30/1999             $10,423                   $10,627                   $10,186
5/31/1999             $10,179                   $10,534                   $ 9,982
6/30/1999             $10,197                   $10,501                   $ 9,994
7/31/1999             $10,126                   $10,456                   $ 9,966
8/31/1999             $10,035                   $10,451                   $ 9,898
9/30/1999             $10,055                   $10,572                   $ 9,944
10/31/1999            $10,096                   $10,611                   $ 9,974
11/30/1999            $10,186                   $10,610                   $10,072
12/31/1999            $10,328                   $10,559                   $10,178
1/31/2000             $10,172                   $10,525                   $10,094
2/29/2000             $10,291                   $10,652                   $10,257
3/31/2000             $10,318                   $10,792                   $10,267
4/30/2000             $10,252                   $10,761                   $10,151
5/31/2000             $10,121                   $10,756                   $10,025
6/30/2000             $10,423                   $10,980                   $10,282
7/31/2000             $10,493                   $11,080                   $10,321
8/31/2000             $10,660                   $11,240                   $10,407
9/30/2000             $10,604                   $11,311                   $10,302
10/31/2000            $10,395                   $11,386                   $10,102
11/30/2000            $10,186                   $11,572                   $ 9,954
12/31/2000            $10,635                   $11,787                   $10,239
1/31/2001             $11,053                   $11,979                   $10,613
2/28/2001             $11,029                   $12,084                   $10,626
3/31/2001             $10,858                   $12,145                   $10,428
4/30/2001             $10,856                   $12,094                   $10,350
5/31/2001             $10,922                   $12,167                   $10,426
6/30/2001             $10,839                   $12,213                   $10,339
7/31/2001             $10,975                   $12,486                   $10,422
8/31/2001             $11,112                   $12,629                   $10,564
9/30/2001             $10,664                   $12,776                   $10,231
10/31/2001            $10,993                   $13,044                   $10,479
11/30/2001            $11,276                   $12,864                   $10,608
12/31/2001            $11,238                   $12,782                   $10,575
1/31/2002             $11,247                   $12,886                   $10,634
2/28/2002             $11,273                   $13,010                   $10,660
3/31/2002             $11,398                   $12,794                   $10,684
4/30/2002             $11,536                   $13,042                   $10,849
5/31/2002             $11,489                   $13,153                   $10,877
6/30/2002             $11,004                   $13,267                   $10,656
7/31/2002             $10,768                   $13,427                   $10,487
8/31/2002             $11,048                   $13,653                   $10,706
9/30/2002             $11,038                   $13,874                   $10,684
10/31/2002            $11,091                   $13,811                   $10,729
11/30/2002            $11,559                   $13,808                   $11,016
12/31/2002            $11,783                   $14,093                   $11,233
1/31/2003             $11,996                   $14,105                   $11,395
2/28/2003             $12,210                   $14,300                   $11,574
3/31/2003             $12,376                   $14,289                   $11,694
4/30/2003             $12,906                   $14,407                   $12,093
5/31/2003             $13,303                   $14,676                   $12,387
6/30/2003             $13,460                   $14,646                   $12,501
7/31/2003             $13,101                   $14,154                   $12,232
8/31/2003             $13,233                   $14,248                   $12,358
9/30/2003             $13,723                   $14,625                   $12,708
10/31/2003            $13,814                   $14,489                   $12,801
11/30/2003            $14,018                   $14,523                   $12,945
12/31/2003            $14,420                   $14,671                   $13,244
1/31/2004             $14,611                   $14,789                   $13,373
2/29/2004             $14,705                   $14,949                   $13,406
3/31/2004             $14,799                   $15,061                   $13,511
4/30/2004             $14,450                   $14,669                   $13,218
5/31/2004             $14,343                   $14,611                   $13,097
6/30/2004             $14,468                   $14,693                   $13,218
7/31/2004             $14,623                   $14,839                   $13,343
8/31/2004             $14,954                   $15,122                   $13,605
9/30/2004             $15,154                   $15,163                   $13,774
10/31/2004            $15,444                   $15,290                   $14,011
11/30/2004            $15,662                   $15,168                   $14,191
12/31/2004            $15,896                   $15,308                   $14,398
1/31/2005             $15,860                   $15,404                   $14,388
2/28/2005             $16,051                   $15,313                   $14,485
3/31/2005             $15,695                   $15,234                   $14,244
4/30/2005             $15,659                   $15,440                   $14,274
5/31/2005             $15,807                   $15,608                   $14,408
6/30/2005             $15,933                   $15,693                   $14,555
7/31/2005             $16,014                   $15,550                   $14,606
8/31/2005             $16,111                   $15,749                   $14,744
9/30/2005             $16,020                   $15,587                   $14,692
10/31/2005            $15,898                   $15,464                   $14,541
11/30/2005            $16,012                   $15,532                   $14,621
12/31/2005            $16,175                   $15,680                   $14,760
1/31/2006             $16,418                   $15,680                   $14,903
2/28/2006             $16,502                   $15,733                   $15,006
3/31/2006             $16,440                   $15,578                   $14,920
4/30/2006             $16,606                   $15,550                   $15,004
5/31/2006             $16,560                   $15,533                   $14,935
6/30/2006             $16,498                   $15,566                   $14,894
7/31/2006             $16,683                   $15,777                   $15,076
8/31/2006             $16,886                   $16,018                   $15,281
9/30/2006             $17,023                   $16,159                   $15,379
10/31/2006            $17,228                   $16,266                   $15,546
11/30/2006            $17,484                   $16,455                   $15,749
12/31/2006            $17,526                   $16,359                   $15,786
1/31/2007             $17,581                   $16,352                   $15,853
2/28/2007             $17,790                   $16,604                   $16,054
3/31/2007             $17,897                   $16,605                   $16,107
4/30/2007             $18,142                   $16,695                   $16,281
5/31/2007             $18,233                   $16,568                   $16,296
6/30/2007             $18,097                   $16,519                   $16,162
7/31/2007             $17,925                   $16,657                   $16,004
8/31/2007             $18,017                   $16,861                   $16,077
9/30/2007             $18,500                   $16,989                   $16,384
10/31/2007            $18,717                   $17,141                   $16,538
11/30/2007            $18,560                   $17,450                   $16,480
12/31/2007            $18,600                   $17,499                   $16,513
1/31/2008             $18,676                   $17,793                   $16,545
2/29/2008             $18,680                   $17,817                   $16,477
3/31/2008             $18,702                   $17,878                   $16,396
4/30/2008             $19,058                   $17,841                   $16,621


                               14 | Annual Report

ENDNOTES

BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. HIGH YIELDS REFLECT THE HIGHER CREDIT RISKS ASSOCIATED WITH CERTAIN LOWER-RATED SECURITIES HELD IN THE PORTFOLIO. FLOATING-RATE LOANS AND HIGH YIELD CORPORATE BONDS ARE RATED BELOW INVESTMENT GRADE AND ARE SUBJECT TO GREATER RISK OF DEFAULT, WHICH COULD RESULT IN LOSS OF PRINCIPAL -- A RISK THAT MAY BE HEIGHTENED IN A SLOWING ECONOMY. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the respective class's
     April dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 4/30/08.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Effective 9/1/99, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/12/99, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/11/99, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/99 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +91.04% and +7.71%.

(9.) Sources: Lehman Brothers Inc.; Lipper Inc. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 4/30/08, there were 134 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these and other factors had been considered.


                               Annual Report | 15

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 11/1/07      VALUE 4/30/08   PERIOD* 1/1/07- 4/30/08
----------------------------------------   -----------------   --------------   -----------------------
Actual                                           $1,000           $1,018.00              $4.57
Hypothetical (5% return before expenses)         $1,000           $1,020.34              $4.57
CLASS B
Actual                                           $1,000           $1,015.80              $6.57
Hypothetical (5% return before expenses)         $1,000           $1,018.35              $6.57
CLASS C
Actual                                           $1,000           $1,015.00              $6.56
Hypothetical (5% return before expenses)         $1,000           $1,018.35              $6.57
CLASS R
Actual                                           $1,000           $1,015.80              $5.81
Hypothetical (5% return before expenses)         $1,000           $1,019.10              $5.82
ADVISOR CLASS
Actual                                           $1,000           $1,018.20              $3.26
Hypothetical (5% return before expenses)         $1,000           $1,021.63              $3.27

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.91%; B: 1.31%; C: 1.31%; R: 1.16%; and
     Advisor: 0.65%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                               Annual Report | 17

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN STRATEGIC INCOME FUND

                                                                                      YEAR ENDED APRIL 30,
                                                                ----------------------------------------------------------------
CLASS A                                                            2008           2007          2006         2005         2004
-------------------------------------------------------------   ----------     ----------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year...........................   $    10.48     $    10.20     $  10.24     $  10.09     $   9.65
                                                                ----------     ----------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b)..................................         0.56           0.53         0.51         0.53         0.56
   Net realized and unrealized gains (losses)................        (0.07)          0.35         0.05         0.27         0.54
                                                                ----------     ----------     --------     --------     --------
Total from investment operations.............................         0.49           0.88         0.56         0.80         1.10
                                                                ----------     ----------     --------     --------     --------
Less distributions from net investment income................        (0.69)         (0.60)       (0.60)       (0.65)       (0.66)
                                                                ----------     ----------     --------     --------     --------
Redemption fees..............................................           --(e)          --(e)        --(e)        --(e)        --
                                                                ----------     ----------     --------     --------     --------
Net asset value, end of year.................................   $    10.28     $    10.48     $  10.20     $  10.24     $  10.09
                                                                ==========     ==========     ========     ========     ========
Total return(c)..............................................         4.80%          9.09%        5.69%        8.10%       11.69%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by affiliates............         0.89%          0.92%        0.91%        0.92%        0.92%
Expenses net of waiver and payments by affiliates............         0.89%(f)       0.92%(f)     0.91%(f)     0.91%(f)     0.92%(f)
Net investment income........................................         5.44%          5.22%        5.05%        5.18%        5.53%

SUPPLEMENTAL DATA

Net assets, end of year (000's)..............................   $2,123,947     $1,521,459     $998,182     $696,198     $446,282
Portfolio turnover rate......................................        31.71%         42.24%       34.10%       48.57%       66.57%
Portfolio turnover rate excluding mortgage dollar rolls(d)...        31.71%         41.50%       33.59%       39.91%       52.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  See Note 1(e) regarding mortgage dollar rolls.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.


18 | The accompanying notes are an integral part of these financial statements.
                                 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                                                                      YEAR ENDED APRIL 30,
                                                                ----------------------------------------------------------------
CLASS B                                                            2008           2007          2006         2005         2004
-------------------------------------------------------------   ----------     ----------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year...........................   $    10.52     $    10.24     $  10.27     $  10.12     $   9.67
                                                                ----------     ----------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b)..................................         0.52           0.49         0.47         0.49         0.52
   Net realized and unrealized gains (losses)................        (0.07)          0.35         0.06         0.27         0.55
                                                                ----------     ----------     --------     --------     --------
Total from investment operations.............................         0.45           0.84         0.53         0.76         1.07
                                                                ----------     ----------     --------     --------     --------
Less distributions from net investment income................        (0.65)         (0.56)       (0.56)       (0.61)       (0.62)
                                                                ----------     ----------     --------     --------     --------
Redemption fees..............................................           --(e)          --(e)        --(e)        --(e)        --
                                                                ----------     ----------     --------     --------     --------
Net asset value, end of year.................................   $    10.32     $    10.52     $  10.24     $  10.27     $  10.12
                                                                ==========     ==========     ========     ========     ========
Total return(c)..............................................         4.35%          8.62%        5.34%        7.65%       11.33%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by affiliates............         1.29%          1.32%        1.31%        1.32%        1.32%
Expenses net of waiver and payments by affiliates............         1.29%(f)       1.32%(f)     1.31%(f)     1.31%(f)     1.32%(f)
Net investment income........................................         5.04%          4.82%        4.65%        4.78%        5.13%

SUPPLEMENTAL DATA

Net assets, end of year (000's)..............................   $  105,620     $  104,523     $104,477     $110,502     $ 91,974
Portfolio turnover rate......................................        31.71%         42.24%       34.10%       48.57%       66.57%
Portfolio turnover rate excluding mortgage dollar rolls(d)...        31.71%         41.50%       33.59%       39.91%       52.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  See Note 1(e) regarding mortgage dollar rolls.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.


      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 19

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                                                                      YEAR ENDED APRIL 30,
                                                                ----------------------------------------------------------------
CLASS C                                                            2008           2007          2006         2005         2004
-------------------------------------------------------------   ----------     ----------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year...........................   $    10.48     $    10.20     $  10.24     $  10.09     $   9.64
                                                                ----------     ----------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b)..................................         0.52           0.49         0.47         0.49         0.52
   Net realized and unrealized gains (losses)................        (0.08)          0.35         0.05         0.27         0.55
                                                                ----------     ----------     --------     --------     --------
Total from investment operations.............................         0.44           0.84         0.52         0.76         1.07
                                                                ----------     ----------     --------     --------     --------
Less distributions from net investment income................        (0.65)         (0.56)       (0.56)        0.61)       (0.62)
                                                                ----------     ----------     --------     --------     --------
Redemption fees..............................................           --(e)          --(e)        --(e)        --(e)        --
                                                                ----------     ----------     --------     --------     --------
Net asset value, end of year.................................   $    10.27     $    10.48     $  10.20     $  10.24     $  10.09
                                                                ==========     ==========     ========     ========     ========
Total return(c)..............................................         4.28%          8.67%        5.27%        7.67%       11.36%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by affiliates............         1.29%          1.32%        1.31%        1.32%        1.32%
Expenses net of waiver and payments by affiliates............         1.29%(f)       1.32%(f)     1.31%(f)     1.31%(f)     1.32%(f)
Net investment income........................................         5.04%          4.82%        4.65%        4.78%        5.13%

SUPPLEMENTAL DATA

Net assets, end of year (000's)..............................   $  733,071     $  437,026     $294,412     $213,741     $151,823
Portfolio turnover rate......................................        31.71%         42.24%       34.10%       48.57%       66.57%
Portfolio turnover rate excluding mortgage dollar rolls(d)...        31.71%         41.50%       33.59%       39.91%       52.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  See Note 1(e) regarding mortgage dollar rolls.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.


 20 | The accompanying notes are an integral part of these financial statements.
                                 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                                                                      YEAR ENDED APRIL 30,
                                                                ----------------------------------------------------------------
CLASS R                                                            2008           2007          2006         2005         2004
-------------------------------------------------------------   ----------     ----------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................   $    10.46     $    10.18     $  10.22     $  10.07     $   9.63
                                                                ----------     ----------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) .................................         0.53           0.51         0.49         0.51         0.53
   Net realized and unrealized gains (losses) ...............        (0.08)          0.35         0.05         0.26         0.55
                                                                ----------     ----------     --------     --------     --------
Total from investment operations ............................         0.45           0.86         0.54         0.77         1.08
                                                                ----------     ----------     --------     --------     --------
Less distributions from net investment income ...............        (0.66)         (0.58)       (0.58)       (0.62)       (0.64)
                                                                ----------     ----------     --------     --------     --------
Redemption fees .............................................           --(e)          --(e)        --(e)        --(e)        --
                                                                ----------     ----------     --------     --------     --------
Net asset value, end of year ................................   $    10.25     $    10.46     $  10.18     $  10.22     $  10.07
                                                                ==========     ==========     ========     ========     ========
Total return(c) .............................................         4.55%          8.74%        5.44%        7.86%       11.45%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by affiliates ...........         1.14%          1.17%        1.16%        1.17%        1.17%
Expenses net of waiver and payments by affiliates ...........         1.14%(f)       1.17%(f)     1.16%(f)     1.16%(f)     1.17%(f)
Net investment income .......................................         5.19%          4.97%        4.80%        4.93%        5.28%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................   $  108,020     $   65,527     $ 32,971     $ 17,859     $  7,324
Portfolio turnover rate .....................................        31.71%         42.24%       34.10%       48.57%       66.57%
Portfolio turnover rate excluding mortgage dollar rolls(d) ..        31.71%         41.50%       33.59%       39.91%       52.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  See Note 1(e) regarding mortgage dollar rolls.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.


      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 21

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                                                                      YEAR ENDED APRIL 30,
                                                                ----------------------------------------------------------------
ADVISOR CLASS                                                      2008           2007          2006         2005         2004
-------------------------------------------------------------   ----------     ----------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................   $    10.49     $    10.21     $  10.24     $  10.09     $   9.65
                                                                ----------     ----------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) .................................         0.58           0.56         0.54         0.56         0.58
   Net realized and unrealized gains (losses) ...............        (0.07)          0.35         0.06         0.26         0.54
                                                                ----------     ----------     --------     --------     --------
Total from investment operations ............................         0.51           0.91         0.60         0.82         1.12
                                                                ----------     ----------     --------     --------     --------
Less distributions from net investment income ...............        (0.72)         (0.63)       (0.63)       (0.67)       (0.68)
                                                                ----------     ----------     --------     --------     --------
Redemption fees .............................................           --(d)          --(d)        --(d)        --(d)        --
                                                                ----------     ----------     --------     --------     --------
Net asset value, end of year ................................   $    10.28     $    10.49     $  10.21     $  10.24     $  10.09
                                                                ==========     ==========     ========     ========     ========
Total return ................................................         5.05%          9.25%        6.05%        8.37%       11.97%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by affiliates ...........         0.64%          0.67%        0.66%        0.67%        0.67%
Expenses net of waiver and payments by affiliates ...........         0.64%(e)       0.67%(e)     0.66%(e)     0.66%(e)     0.67%(e)
Net investment income .......................................         5.69%          5.47%        5.30%        5.43%        5.78%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................   $  111,346     $   66,745     $ 57,367     $ 60,489     $ 39,784
Portfolio turnover rate .....................................        31.71%         42.24%       34.10%       48.57%       66.57%
Portfolio turnover rate excluding mortgage dollar rolls(c) ..        31.71%         41.50%       33.59%       39.91%       52.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  See Note 1(e) regarding mortgage dollar rolls.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.


 22 | The accompanying notes are an integral part of these financial statements.
                                 | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2008

FRANKLIN STRATEGIC INCOME FUND                                            COUNTRY/ORGANIZATION         SHARES             VALUE
------------------------------------------------------------------------- -------------------- --------------------- --------------
        LONG TERM INVESTMENTS 95.8%
        COMMON STOCKS 0.0%(a)
        AUTOMOBILES & COMPONENTS 0.0%(a)
(b,c,d) Cambridge Industries Liquidating Trust Interest .................     United States           516,372        $        3,873
                                                                                                                     --------------
        COMMERCIAL SERVICES & SUPPLIES 0.0%
(b,c,d) VS Holdings Inc .................................................     United States            64,666                    --
                                                                                                                     --------------
        TOTAL COMMON STOCKS (COST $64,666) ..............................                                                     3,873
                                                                                                                     --------------
        CONVERTIBLE PREFERRED STOCKS 1.6%
        BANKS 0.4%
        Wachovia Corp., 7.50%, cvt. pfd., L .............................     United States             5,800             6,780,490
        Washington Mutual Inc., 7.75%, cvt. pfd., R .....................     United States             7,500             6,450,825
                                                                                                                     --------------
                                                                                                                         13,231,315
                                                                                                                     --------------
        DIVERSIFIED FINANCIALS 0.7%
        Affiliated Managers Group Inc., 5.10%, cvt. pfd. ................     United States           161,000             7,013,563
        CIT Group Inc., 7.75%, cvt. pfd., Z .............................     United States           380,000             4,446,000
        E*TRADE Financial Corp., 6.125%, cvt. pfd. ......................     United States           400,000             2,300,000
        Lehman Brothers Holdings Inc., 7.25%, cvt. pfd., P ..............     United States             6,370             7,796,880
                                                                                                                     --------------
                                                                                                                         21,556,443
                                                                                                                     --------------
        MATERIALS 0.3%
        Freeport-McMoRan Copper & Gold Inc., 6.75%, cvt. pfd. ...........     United States            50,000             8,147,000
                                                                                                                     --------------
        PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.2%
        Schering-Plough Corp., 6.00%, cvt. pfd. .........................     United States            39,000             7,024,430
                                                                                                                     --------------
        TOTAL CONVERTIBLE PREFERRED STOCKS (COST $60,053,670)............                                                49,959,188
                                                                                                                     --------------
        PREFERRED STOCKS0.3%
        FINANCIALS 0.3%
        FHLMC, 8.375%, pfd. .............................................     United States           276,000             7,065,600
        JPMorgan Chase & Co., pfd., junior sub. note, 1, 7.90%...........     United States         3,900,000             3,985,773
                                                                                                                     --------------
        TOTAL PREFERRED STOCKS (COST $10,806,500) .......................                                                11,051,373
                                                                                                                     --------------

                                                                                                PRINCIPAL AMOUNT(e)
                                                                                               ---------------------
  (f,g) SENIOR FLOATING RATE INTERESTS 16.1%
        AUTOMOBILES & COMPONENTS 0.3%
        Allison Transmission, Term Loan B, 5.48% - 5.74%, 8/07/14 .......     United States         6,467,500             6,078,874
        Key Safety Systems Inc., Term Loan B, 4.92% - 5.15%, 3/10/14 ....     United States           579,150               477,799
        TRW Automotive Inc., Tranche B-1 Term Loan, 4.25% -
           4.688%, 2/09/14 ..............................................     United States         4,418,869             4,289,984
                                                                                                                     --------------
                                                                                                                         10,846,657
                                                                                                                     --------------
        CAPITAL GOODS 0.7%
        Amsted Industries Inc.,
           Delayed Draw, 5.085% - 6.84%, 4/05/13 ........................     United States         2,116,243             2,084,499
           Term Loan B, 4.67% - 5.014%, 4/05/13 .........................     United States           628,365               618,940
        Bucyrus International Inc., Tranche B Dollar Term Loan,
           4.195% - 6.413%, 5/04/14 .....................................     United States           580,613               571,903
        EnerSys Capital Inc., New 2007 Term Loans, 4.349% - 4.878%,
           3/17/11 ......................................................     United States         3,707,215             3,480,148


                               Annual Report | 23

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND                                            COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT(e)       VALUE
------------------------------------------------------------------------- -------------------- --------------------- --------------
        LONG TERM INVESTMENTS (CONTINUED)
  (f,g) SENIOR FLOATING RATE INTERESTS (CONTINUED)
        CAPITAL GOODS (CONTINUED)
        Hawker Beechcraft Inc.,
           Synthetic L/C, 4.696%, 3/26/14 ...............................     United States           241,060        $      230,439
           Term Loan B, 4.696%, 3/26/14 .................................     United States         4,136,592             3,954,326
        Oshkosh Truck Corp., Term Loan B, 4.76%, 12/06/13 ...............     United States         9,940,481             9,545,625
        RBS Global Inc. (Rexnord Corp.), Term Loan, 5.099% - 5.318%,
           7/22/13 ......................................................     United States         2,700,000             2,531,250
                                                                                                                     --------------
                                                                                                                         23,017,130
                                                                                                                     --------------
        COMMERCIAL SERVICES & SUPPLIES 1.3%
        Affinion Group Inc., Term Loan B, 5.395% - 5.57%, 10/17/12 ......     United States         4,538,544             4,288,924
    (h) Allied Waste North America Inc.,
           Credit Link, 4.50%, 3/28/14 ..................................     United States         2,378,341             2,301,584
           Term Loan B, 4.08% - 4.59%, 3/28/14 ..........................     United States         3,955,776             3,828,112
    (h) ARAMARK Corp.,
           Synthetic L/C, 5.198%, 1/26/14 ...............................     United States           574,664               551,893
           Term Loan B, 4.571%, 1/26/14 .................................     United States         8,910,330             8,557,258
        Nielsen Finance LLC (VNU Inc.), Dollar Term Loan, 5.346%,
           8/09/13 ......................................................     United States        14,268,666            13,531,446
        West Corp., Term Loan B-2, 5.238% - 5.465%, 10/24/13 ............     United States         9,596,725             8,796,330
                                                                                                                     --------------
                                                                                                                         41,855,547
                                                                                                                     --------------
        CONSUMER DURABLES & APPAREL 0.5%
        Jarden Corp.,
           Term Loan B1, 4.446%, 1/24/12 ................................     United States         2,883,110             2,748,766
           Term Loan B2, 4.446%, 1/24/12 ................................     United States         5,294,695             5,047,978
        Jostens IH Corp. (Visant Holding Corp.), Term Loan C, 6.717%,
           12/21/11 .....................................................     United States         3,158,727             3,042,906
        The William Carter Co., Term Loan B, 4.384% - 4.399%,
           7/14/12 ......................................................     United States         6,317,184             6,032,911
                                                                                                                     --------------
                                                                                                                         16,872,561
                                                                                                                     --------------
        CONSUMER SERVICES 1.6%
        Avis Budget Car Rental LLC, Term Loan, 4.15%, 4/19/12 ...........     United States         5,611,921             5,134,908
        Education Management LLC, Term Loan C, 4.50%, 6/01/13 ...........     United States         7,068,749             6,322,113
        Green Valley Ranch Gaming LLC, Term Loan B, 4.671% - 5.085%,
           2/16/14 ......................................................     United States           615,095               495,152
        Hertz Corp.,
           Credit Link, 2.599%, 12/21/12 ................................     United States           484,444               465,342
           Term Loan B, 4.22% - 4.23%, 12/21/12 .........................     United States         2,679,147             2,573,503
        Laureate Education Inc., Closing Date Term Loan, 5.966%,
           8/17/14 ......................................................     United States         3,772,335             3,493,182
        OSI Restaurant Partners LLC (Outback),
           Pre-Funded Revolving Credit, 2.67%, 6/14/13 ..................     United States           714,727               623,897
           Term Loan B, 5.00%, 6/14/14 ..................................     United States         8,982,150             7,840,671
        Penn National Gaming Inc., Term Loan B, 4.61% - 6.60%,
           10/03/12 .....................................................     United States         7,129,539             6,911,689


                               24 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND                                            COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT(e)       VALUE
------------------------------------------------------------------------- -------------------- --------------------- --------------
        LONG TERM INVESTMENTS (CONTINUED)
  (f,g) SENIOR FLOATING RATE INTERESTS (CONTINUED)
        CONSUMER SERVICES (CONTINUED)
    (h) VML U.S. Finance LLC (Venetian Macau),
           Delayed Draw, 4.95%, 5/25/12 .................................         Macau             6,137,883        $    5,865,901
           New Project Term Loans, 4.95%, 5/25/13 .......................         Macau             2,537,661             2,425,212
           Term Loan B, 4.95%, 5/24/13 ..................................         Macau            10,559,456            10,091,545
                                                                                                                     --------------
                                                                                                                         52,243,115
                                                                                                                     --------------
        DIVERSIFIED FINANCIALS 0.6%
        Nuveen Investments Inc., Term Loan B, 5.863% - 5.886%,
           11/13/14 .....................................................     United States        12,977,264            12,395,311
        TD Ameritrade Holding Corp., Term Loan B, 4.37%, 12/31/12 .......     United States         6,831,733             6,685,951
                                                                                                                     --------------
                                                                                                                         19,081,262
                                                                                                                     --------------
        ENERGY 0.6%
        Citgo Petroleum Corp., Term Loan B, 4.114%, 11/15/12 ............     United States         6,494,110             6,104,463
        Dresser Inc., Term Loan B, 5.113% - 5.315%, 5/04/14 .............     United States         7,896,208             7,633,003
        Niska Gas Storage Canada ULC (C/R Gas),
           Asset Sale Term Loan, 4.55%, 5/13/11 .........................        Canada               203,418               195,281
           Canadian Term Loan, 4.534%, 5/12/13 ..........................        Canada             2,781,516             2,674,892
        Niska Gas Storage U.S. LLC (C/R Gas),
           Delayed Draw, 4.60%, 5/12/13 .................................     United States           304,825               292,632
           U.S. Term Loan, 4.589%, 5/12/13 ..............................     United States           450,000               432,750
                                                                                                                     --------------
                                                                                                                         17,333,021
                                                                                                                     --------------
        FOOD, BEVERAGE & TOBACCO 0.7%
        CBRL Group (Cracker Barrel),
           Term Loan B1, 4.62%, 4/27/13 .................................     United States         6,012,416             5,696,764
           Term Loan B2 (Delayed Draw), 4.62%, 4/27/13 ..................     United States           199,287               188,824
        Constellation Brands Inc., Term Loan B, 4.188% - 6.438%,
           6/05/13 ......................................................     United States         6,775,200             6,623,971
        Dean Foods Co., Term Loan B, 4.45% - 4.62%, 4/02/14 .............     United States         8,520,451             8,145,313
                                                                                                                     --------------
                                                                                                                         20,654,872
                                                                                                                     --------------
        HEALTH CARE EQUIPMENT & SERVICES 1.6%
        Bausch and Lomb Inc.,
           (i) Delayed Draw Term Loan, 5.946%, 4/28/15 ..................     United States           230,000               227,472
               Parent Term Loan B, 5.946%, 4/28/15 ......................     United States         1,835,400             1,815,229
    (h) Community Health Systems Inc., Term Loan, 5.335%, 7/25/14 .......     United States        14,963,394            14,356,225
    (h) DaVita Inc., Term Loan B-1, 4.20% - 4.60%, 10/05/12 .............     United States         6,325,000             6,068,407
        DJO Finance LLC, Term Loan B, 5.696%, 5/20/14 ...................     United States         4,568,550             4,460,047
        Fresenius Medical Care Holdings Inc., Term Loan B,
           3.954% - 6.205%, 3/31/13 .....................................     United States         6,978,232             6,761,251
        HCA Inc.,
           (h) Term Loan A-1, 4.196%, 11/16/12 ..........................     United States         5,568,543             5,268,075
               Term Loan B-1, 4.946%, 11/18/13 ..........................     United States         8,437,791             8,026,853
        LifePoint Hospitals Inc., Term Loan B, 4.71%, 4/15/12 ...........     United States         2,812,042             2,706,590
                                                                                                                     --------------
                                                                                                                         49,690,149
                                                                                                                     --------------


                               Annual Report | 25

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND                                            COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT(e)       VALUE
------------------------------------------------------------------------- -------------------- --------------------- --------------
        LONG TERM INVESTMENTS (CONTINUED)
  (f,g) SENIOR FLOATING RATE INTERESTS (CONTINUED)
        MATERIALS 1.5%
        Celanese U.S. Holdings LLC, Dollar Term Loan, 4.188%, 4/02/14 ...     United States         7,301,250         $   7,068,523
        Domtar Corp., Term Loan, 4.175%, 3/07/14 ........................     United States         6,917,289             6,657,275
        Georgia-Pacific Corp.,
               Additional Term Loan, 4.446% - 4.74%, 12/20/12 ...........     United States         2,036,455             1,956,587
           (h) Term Loan B, 4.446% - 4.835%, 12/20/12 ...................     United States         9,724,690             9,343,298
        Hexion Specialty Chemicals BV, Term Loan C-2, 5.00%, 5/03/13 ....      Netherlands          1,203,417             1,137,605
        Hexion Specialty Chemicals Inc., Term Loan C-1, 4.938%,
           5/03/13 ......................................................     United States         5,539,867             5,236,908
        Ineos U.S. Finance LLC,
           Term Loan B2, 4.885%, 12/16/13 ...............................     United States         1,939,616             1,814,148
           Term Loan C2, 5.385%, 12/23/14 ...............................     United States         1,939,616             1,814,148
        Nalco Co., Term Loan B, 4.477% - 6.48%, 11/04/10 ................     United States         4,318,089             4,262,766
    (h) Rockwood Specialties Group Inc., Term Loan E, 4.399%, 7/30/12 ...     United States         7,567,284             7,219,401
                                                                                                                     --------------
                                                                                                                         46,510,659
                                                                                                                     --------------
        MEDIA 2.6%
        Citadel Broadcasting Corp., Term Loan B, 4.305% - 4.495%,
           6/12/14 ......................................................     United States         6,191,032             5,339,765
         CSC Holdings Inc. (Cablevision), Incremental Term Loan,
           4.477%, 3/29/13 ..............................................     United States         8,254,846             7,971,085
        Dex Media West LLC, Term Loan B2, 4.20% - 4.59%, 3/09/10 ........     United States         3,360,536             3,283,244
        DIRECTV Holdings LLC, Term Loan B, 4.381%, 4/13/13 ..............     United States         4,165,144             4,109,610
        Idearc Inc.,
           Term Loan A, 4.20% - 4.36%, 11/17/13 .........................     United States         2,100,000             1,816,876
           Term Loan B, 4.70% - 4.86%, 11/17/14 .........................     United States         6,118,580             5,063,125
        Insight Midwest Holdings, Term Loan B, 4.69%, 4/02/14 ...........     United States         4,549,500             4,337,461
        MCC Iowa,
           Term Loan D-1, 4.46% - 4.65%, 1/31/15 ........................     United States         3,548,123             3,237,662
           Term Loan D-2 (Delayed Draw), 4.46% - 4.65%, 1/31/15 .........     United States         1,731,334             1,579,843
        Mediacom LLC, Term Loan C, 4.46% - 4.65%, 1/31/15 ...............     United States         3,052,624             2,785,519
        National CineMedia LLC, Term Loan, 4.62%, 2/13/15 ...............     United States         2,939,453             2,739,991
        R.H. Donnelley Inc., Term Loan D-2, 4.10% - 4.60%, 6/30/11 ......     United States         4,924,305             4,678,858
    (h) Regal Cinemas Corp., Term Loan, 4.196%, 10/27/13 ................     United States        10,264,998             9,770,995
        Tribune Co., Term Loan B, 5.542%, 5/16/14 .......................     United States         8,585,125             6,385,187
        Univision Communications Inc., Initial Term Loan B,
           5.113% - 5.149%, 9/29/14 .....................................     United States        13,100,000            11,065,413
        UPC Financing Partnership, Term Loan N, 4.459%, 12/31/14 ........      Netherlands          9,230,000             8,702,164
                                                                                                                     --------------
                                                                                                                         82,866,798
                                                                                                                     --------------
        REAL ESTATE 0.4%
    (h) Capital Automotive, Term Loan B, 4.46%, 12/15/10 ................     United States         8,215,918             7,968,159
        Macerich Co., Term Loan B, 4.25%, 4/25/10 .......................     United States         3,363,000             3,087,739
                                                                                                                     --------------
                                                                                                                         11,055,898
                                                                                                                     --------------


                               26 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND                                            COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT(e)       VALUE
------------------------------------------------------------------------- -------------------- --------------------- --------------
        LONG TERM INVESTMENTS (CONTINUED)
  (f,g) SENIOR FLOATING RATE INTERESTS (CONTINUED)
        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.1%
        Fairchild Semiconductor Corp., Initial Term Loan, 4.196%,
          6/26/13 .......................................................     United States         2,969,195        $    2,813,312
                                                                                                                     --------------
        SOFTWARE & SERVICES 1.2%
        Affiliated Computer Services Inc.,
           Additional Term Loan, 4.727% - 4.863%, 3/20/13 ...............     United States         6,439,543             6,223,715
           Term Loan B, 4.886%, 3/20/13 .................................     United States           598,230               578,180
        Dealer Computer Services Inc. (Reynolds & Reynolds), First Lien
           Term Loan, 4.886%, 10/26/12 ..................................     United States         6,687,281             6,403,072
    (h) First Data Corp., Term Loan B-2, 5.349% - 5.446%, 9/24/14 .......     United States        18,081,328            17,036,517
    (h) SunGard Data Systems Inc., New U.S. Term Loan, 4.878%, 2/28/14 ..     United States         9,126,729             8,667,280
                                                                                                                     --------------
                                                                                                                         38,908,764
                                                                                                                     --------------
        TECHNOLOGY HARDWARE & EQUIPMENT 0.2%
        Flextronics International USA Inc.,
           Term Loan A, 4.934% - 4.963%, 10/01/14 .......................     United States         5,961,810             5,549,450
           Term Loan A-1, 4.963%, 10/01/14 ..............................     United States         1,713,164             1,594,669
                                                                                                                     --------------
                                                                                                                          7,144,119
                                                                                                                     --------------
        TELECOMMUNICATION SERVICES 1.3%
    (h) Alltel Communications Inc.,
           Term Loan B-1, 6.75%, 6/30/15 ................................     United States           350,000               321,271
           Term Loan B-3, 5.466%, 5/18/15 ...............................     United States        20,239,561            18,638,673
    (h) Intelsat Subsidiary Holding Co. Ltd., Unfunded Bridge Loan,
           5.00%, 1/15/13 ...............................................        Bermuda            8,000,000             7,372,000
    (h) Wind Telecomunicazioni SpA,
           Term Loan B-2, 6.875%, 9/30/13 ...............................         Italy             2,750,000             2,682,188
           Term Loan C-2, 7.375%, 9/30/14 ...............................         Italy             2,750,000             2,704,927
        Windstream Corp., Tranche B-1, 4.22% - 5.50%, 7/17/13 ...........     United States        10,726,877            10,491,272
                                                                                                                     --------------
                                                                                                                         42,210,331
                                                                                                                     --------------
        UTILITIES 0.9%
        Dynegy Holdings Inc.,
           Term L/C Facility, 4.363%, 4/02/13 ...........................     United States         5,816,489             5,491,737
           Term Loan B, 4.363%, 4/02/13 .................................     United States           207,468               195,885
    (h) NRG Energy Inc.,
           Credit Link, 2.596%, 2/01/13 .................................     United States         2,110,136             2,029,160
           Term Loan, 4.196%, 2/01/13 ...................................     United States         4,320,550             4,154,749
        Texas Competitive Electric Holdings Co. LLC,
           Term Loan B-2, 6.478% - 6.596%, 10/10/14 .....................     United States         9,950,000             9,545,781
           Term Loan B-3, 6.478% - 6.596%, 10/10/14 .....................     United States         7,780,451             7,459,025
                                                                                                                     --------------
                                                                                                                         28,876,337
                                                                                                                     --------------
  TOTAL SENIOR FLOATING RATE INTERESTS (COST $528,497,385)                                                              511,980,532
                                                                                                                     --------------


                               Annual Report | 27

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND                                            COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT(e)       VALUE
------------------------------------------------------------------------- -------------------- --------------------- --------------
        LONG TERM INVESTMENTS (CONTINUED)
        CORPORATE BONDS 32.1%
        AUTOMOBILES & COMPONENTS 0.8%
    (j) Allison Transmission Inc., senior note, 144A, 11.00%, 11/01/15 ..     United States         3,800,000        $    3,752,500
        Ford Motor Credit Co. LLC, senior note,
           5.80%, 1/12/09 ...............................................     United States         6,000,000             5,867,808
           9.875%, 8/10/11 ..............................................     United States         9,500,000             9,196,390
    (j) TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17 ..........     United States         7,500,000             7,340,625
                                                                                                                     --------------
                                                                                                                         26,157,323
                                                                                                                     --------------
        BANKS 1.4%
    (k) Bank of America Corp., pfd., sub. bond, M, 8.125%, Perpetual ....     United States        14,000,000            14,325,220
    (f) Citigroup Capital XXI, pfd., junior sub. bond, FRN, 8.30%,
           12/21/77 .....................................................     United States        12,000,000            12,293,592
    (j) ICICI Bank Ltd., 144A, 6.625%, 10/03/12 .........................         India             7,000,000             6,977,838
        UBS AG Stamford, senior note, 5.875%, 12/20/17 ..................     United States        10,000,000            10,222,470
                                                                                                                     --------------
                                                                                                                         43,819,120
                                                                                                                     --------------
        CAPITAL GOODS 1.9%
        Commercial Vehicle Group Inc., senior note, 8.00%, 7/01/13 ......     United States         2,600,000             2,242,500
        DRS Technologies Inc., senior sub. note,
           6.875%, 11/01/13 .............................................     United States         2,500,000             2,493,750
           7.625%, 2/01/18 ..............................................     United States         5,000,000             5,125,000
        Greenbrier Cos. Inc., senior note, 8.375%, 5/15/15 ..............     United States         6,000,000             5,760,000
        L-3 Communications Corp., senior sub. note,
           5.875%, 1/15/15 ..............................................     United States         4,500,000             4,387,500
           6.375%, 10/15/15 .............................................     United States         2,000,000             1,987,500
        Nortek Inc., senior sub. note, 8.50%, 9/01/14 ...................     United States         7,100,000             5,236,250
        RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 .........     United States         8,000,000             8,040,000
        RSC Equipment Rental Inc., senior note, 9.50%, 12/01/14 .........     United States         7,600,000             6,840,000
        Terex Corp., senior sub. note, 8.00%, 11/15/17 ..................     United States         7,500,000             7,706,250
        TransDigm Inc., senior sub. note, 7.75%, 7/15/14 ................     United States         7,000,000             7,192,500
        United Rentals North America Inc., senior sub. note, 7.75%,
           11/15/13 .....................................................     United States         2,800,000             2,415,000
                                                                                                                     --------------
                                                                                                                         59,426,250
                                                                                                                     --------------
        COMMERCIAL SERVICES & SUPPLIES 0.9%
        Allied Waste North America Inc., senior secured note, 6.875%,
           6/01/17 ......................................................     United States         6,500,000             6,532,500
        ARAMARK Corp., senior note, 8.50%, 2/01/15 ......................     United States         7,500,000             7,856,250
    (j) Ceva Group PLC, senior note, 144A, 10.00%, 9/01/14 ..............     United Kingdom        7,000,000             7,245,000
        JohnsonDiversey Holdings Inc., senior disc. note, 10.67%,
           5/15/13 ......................................................     United States         2,000,000             2,000,000
        JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 ......     United States         4,000,000             4,060,000
                                                                                                                     --------------
                                                                                                                         27,693,750
                                                                                                                     --------------
        CONSUMER DURABLES & APPAREL 0.9%
        D.R. Horton Inc., senior note, 6.50%, 4/15/16 ...................     United States         7,500,000             6,900,000
        Jarden Corp., senior sub. note, 7.50%, 5/01/17 ..................     United States         8,000,000             7,400,000
        Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 ............     United States         7,500,000             7,500,000


                               28 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND                                            COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT(e)       VALUE
------------------------------------------------------------------------- -------------------- --------------------- --------------
        LONG TERM INVESTMENTS (CONTINUED)
        CORPORATE BONDS (CONTINUED)
        CONSUMER DURABLES & APPAREL (CONTINUED)
        KB Home, senior note,
           6.25%, 6/15/15 ...............................................     United States         3,900,000        $    3,529,500
           7.25%, 6/15/18 ...............................................     United States         3,100,000             2,883,000
                                                                                                                     --------------
                                                                                                                         28,212,500
                                                                                                                     --------------
        CONSUMER SERVICES 1.2%
    (j) Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15 ..................     United States         6,500,000             4,696,250
        Harrah's Operating Co. Inc., senior note, 6.50%, 6/01/16 ........     United States         3,300,000             1,930,500
        MGM MIRAGE, senior note,
           6.625%, 7/15/15 ..............................................     United States        10,000,000             8,775,000
           7.50%, 6/01/16 ...............................................     United States         1,000,000               910,000
    (j) Outback Steakhouse Inc., senior note, 144A, 10.00%, 6/15/15 .....     United States         5,000,000             3,800,000
        Pinnacle Entertainment Inc., senior sub. note,
           8.25%, 3/15/12 ...............................................     United States           600,000               600,000
           8.75%, 10/01/13 ..............................................     United States         4,200,000             4,284,000
        Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 .......     United States         8,000,000             7,280,000
        Station Casinos Inc.,
           senior note, 6.00%, 4/01/12 ..................................     United States         1,200,000             1,018,500
           senior sub. note, 6.50%, 2/01/14 .............................     United States         1,000,000               660,000
           senior sub. note, 6.875%, 3/01/16 ............................     United States         6,800,000             4,403,000
                                                                                                                     --------------
                                                                                                                         38,357,250
                                                                                                                     --------------
        DIVERSIFIED FINANCIALS 3.7%
        American Express Co., senior note, 7.00%, 3/19/18 ...............     United States         8,000,000             8,627,040
    (j) Capmark Financial Group Inc., senior note, 144A, 6.30%,
           5/10/17 ......................................................     United States         5,000,000             3,645,860
        CIT Group Funding Co. of Canada, senior note, 4.65%,
           7/01/10 ......................................................     United States         3,400,000             2,940,194
        CIT Group Inc., senior note, 7.625%, 11/30/12 ...................     United States         4,500,000             4,203,077
        General Electric Capital Corp., senior note, A, 8.50%, 4/06/18 ..     United States       170,000,000 MXN        16,062,619
        GMAC LLC,
           7.25%, 3/02/11 ...............................................     United States         4,500,000             3,817,827
           6.875%, 9/15/11 ..............................................     United States         7,000,000             5,836,579
           6.875%, 8/28/12 ..............................................     United States         4,000,000             3,177,252
        The Goldman Sachs Group Inc., sub. note, 6.75%, 10/01/37 ........     United States        12,500,000            12,302,775
        JPMorgan Chase Capital XXII, sub. bond, 6.45%, 2/02/37 ..........     United States        14,000,000            12,591,628
        Lehman Brothers Holdings Inc., sub. note, 6.50%, 7/19/17 ........     United States        14,000,000            13,785,758
        Merrill Lynch & Co. Inc.,
           5.45%, 2/05/13 ...............................................     United States         2,000,000             1,948,692
           6.875%, 4/25/18 ..............................................     United States         1,000,000             1,010,688
           senior note, 6.40%, 8/28/17 ..................................     United States        12,000,000            12,016,500
        Morgan Stanley,
           senior note, 6.625%, 4/01/18 .................................     United States         2,000,000             2,078,906
           sub. note, 4.75%, 4/01/14 ....................................     United States        12,000,000            11,280,552
        Residential Capital LLC, senior note, 6.50%, 6/01/12 ............     United States         6,500,000             3,347,500
                                                                                                                     --------------
                                                                                                                        118,673,447
                                                                                                                     --------------


                               Annual Report | 29

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND                                            COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT(e)       VALUE
------------------------------------------------------------------------- -------------------- --------------------- --------------
        LONG TERM INVESTMENTS (CONTINUED)
        CORPORATE BONDS (CONTINUED)
        ENERGY 3.0%
        Canadian Natural Resources Ltd., 5.90%, 2/01/18..................        Canada             7,500,000        $    7,641,577
        Chesapeake Energy Corp., senior note,
           7.625%, 7/15/13...............................................     United States         1,500,000             1,578,750
           6.625%, 1/15/16...............................................     United States         3,500,000             3,517,500
           6.25%, 1/15/18................................................     United States         6,000,000             5,880,000
        Compagnie Generale de Geophysique-Veritas, senior note,
           7.50%, 5/15/15................................................        France             5,700,000             5,913,750
           7.75%, 5/15/17................................................        France             1,800,000             1,867,500
        Copano Energy LLC, senior note, 8.125%, 3/01/16..................     United States         7,000,000             7,315,000
        El Paso Corp., senior note, 6.875%, 6/15/14......................     United States         7,500,000             7,817,310
        Mariner Energy Inc., senior note, 7.50%, 4/15/13.................     United States         7,500,000             7,443,750
        Markwest Energy Partners LP, senior note,
               6.875%, 11/01/14..........................................     United States         7,000,000             6,790,000
           (j) 144A, 8.75%, 4/15/18......................................     United States           800,000               834,000
        Peabody Energy Corp., senior note,
           7.375%, 11/01/16..............................................     United States         3,500,000             3,692,500
           B, 6.875%, 3/15/13............................................     United States         3,600,000             3,690,000
    (j) Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14........      Switzerland          7,500,000             7,106,250
        Tesoro Corp., senior note,
           6.25%, 11/01/12...............................................     United States           500,000               480,000
           6.50%, 6/01/17................................................     United States         8,000,000             7,380,000
        Weatherford International Ltd., senior note, 6.00%, 3/15/18......     United States         8,000,000             8,236,512
        The Williams Cos. Inc., senior note,
           7.625%, 7/15/19...............................................     United States         3,000,000             3,255,000
           7.875%, 9/01/21...............................................     United States         3,400,000             3,731,500
           8.75%, 3/15/32................................................     United States         1,300,000             1,543,750
                                                                                                                     --------------
                                                                                                                         95,714,649
                                                                                                                     --------------
        FOOD & STAPLES RETAILING 0.3%
        The Kroger Co., 6.15%, 1/15/20...................................     United States         7,500,000             7,833,360
                                                                                                                     --------------
        FOOD, BEVERAGE & TOBACCO 0.9%
    (j) Cargill Inc., 144A,
           5.20%, 1/22/13................................................     United States           500,000               499,856
           6.00%, 11/27/17...............................................     United States         7,000,000             6,987,085
        Dean Foods Inc., senior note, 7.00%, 6/01/16.....................     United States         5,100,000             4,794,000
        Dole Food Co. Inc., senior note,
           8.625%, 5/01/09...............................................     United States           200,000               194,500
           7.25%, 6/15/10................................................     United States           200,000               180,000
        Reynolds American Inc., senior secured note, 7.625%, 6/01/16.....     United States         8,500,000             9,053,665
        Smithfield Foods Inc., senior note, 7.75%,
           5/15/13.......................................................     United States         4,200,000             4,231,500
           7/01/17.......................................................     United States         3,800,000             3,790,500
                                                                                                                     --------------
                                                                                                                         29,731,106
                                                                                                                     --------------


                               30 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND                                            COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT(e)       VALUE
------------------------------------------------------------------------- -------------------- --------------------- --------------
        LONG TERM INVESTMENTS (CONTINUED)
        CORPORATE BONDS (CONTINUED)
        HEALTH CARE EQUIPMENT & SERVICES 2.4%
        Coventry Health Care Inc., senior note,
           6.30%, 8/15/14 ...............................................     United States         4,700,000        $    4,595,533
           5.95%, 3/15/17 ...............................................     United States         2,800,000             2,569,033
        DaVita Inc., senior sub. note, 7.25%, 3/15/15                         United States         8,000,000             8,060,000
        FMC Finance III SA, senior note, 6.875%, 7/15/17 ................        Germany            7,500,000             7,593,750
        HCA Inc.,
           senior note, 6.50%, 2/15/16 ..................................     United States         3,000,000             2,700,000
           senior secured note, 9.125%, 11/15/14 ........................     United States        10,000,000            10,625,000
        Medco Health Solutions Inc., 7.125%, 3/15/18 ....................     United States         6,000,000             6,311,664
        Quest Diagnostics Inc., 6.40%, 7/01/17 ..........................     United States         6,900,000             7,006,626
        Tenet Healthcare Corp., senior note,
           6.375%, 12/01/11 .............................................     United States         5,000,000             4,725,000
           9.875%, 7/01/14 ..............................................     United States         2,500,000             2,568,750
  (f,l) U.S. Oncology Holdings Inc., senior note, FRN, PIK, 7.949%,
           3/15/12 ......................................................     United States         7,902,000             6,400,620
    (l) United Surgical Partners International Inc., senior sub.
           note, PIK, 9.25%, 5/01/17 ....................................     United States         6,650,000             6,467,125
        Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
           10/01/14 .....................................................     United States         7,000,000             7,157,500
                                                                                                                     --------------
                                                                                                                         76,780,601
                                                                                                                     --------------
        INSURANCE 0.3%
  (f,j) MetLife Capital Trust X, secured bond, 144A, FRN, 9.25%,
           4/08/68 ......................................................     United States         1,900,000             2,149,195
    (f) MetLife Inc., junior sub. note, FRN, 6.40%, 12/15/66 ............     United States         8,000,000             7,227,800
                                                                                                                     --------------
                                                                                                                          9,376,995
                                                                                                                     --------------
        MATERIALS 2.5%
        Crown Americas Inc., senior note, 7.75%, 11/15/15 ...............     United States         7,500,000             7,950,000
        Freeport-McMoRan Copper & Gold Inc., senior note, 8.375%,
           4/01/17 ......................................................     United States         7,500,000             8,306,250
        Huntsman International LLC, senior sub. note, 7.875%, 11/15/14 ..     United States         6,000,000             6,360,000
    (j) Ineos Group Holdings PLC, 144A, 8.50%, 2/15/16 ..................     United Kingdom        8,000,000             6,520,000
    (j) MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17 ..........     United States         7,000,000             6,720,000
        Nalco Co., senior sub. note, 8.875%, 11/15/13 ...................     United States         7,500,000             7,931,250
    (j) NewPage Corp., senior secured note, 144A, 10.00%, 5/01/12 .......     United States         7,500,000             8,043,750
        Novelis Inc., senior note, 7.25%, 2/15/15 .......................        Canada             8,000,000             7,360,000
        Owens-Brockway Glass Container Inc., senior note, 6.75%,
           12/01/14 .....................................................     United States         7,000,000             7,140,000
        RPM International Inc., 6.50%, 2/15/18 ..........................     United States         7,500,000             7,485,757
        Smurfit Kappa Funding PLC, senior sub. note, 7.75%, 4/01/15 .....        Ireland            7,500,000             6,843,750
                                                                                                                     --------------
                                                                                                                         80,660,757
                                                                                                                     --------------


                               Annual Report | 31

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND                                            COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT(e)       VALUE
------------------------------------------------------------------------- -------------------- --------------------- --------------
        LONG TERM INVESTMENTS (CONTINUED)
        CORPORATE BONDS (CONTINUED)
        MEDIA 3.9%
    (j) British Sky Broadcasting Group PLC, senior note, 144A, 6.10%,
           2/15/18 ......................................................    United Kingdom         8,000,000        $    8,161,984
        Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12 .......     United States           400,000               400,000
        CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 ............        Canada             7,500,000             7,218,750
        CCH I LLC, senior secured note, 11.00%, 10/01/15 ................     United States         4,000,000             3,130,000
        CCH II LLC, senior note, 10.25%, 9/15/10 ........................     United States         9,000,000             8,707,500
        Comcast Corp., senior note, 6.30%, 11/15/17 .....................     United States         7,500,000             7,813,725
        CSC Holdings Inc.,
           senior deb., 7.625%, 7/15/18 .................................     United States         6,500,000             6,353,750
           senior note, 6.75%, 4/15/12 ..................................     United States           600,000               591,000
        Dex Media Finance/West, senior sub. note, 9.875%, 8/15/13 .......     United States         4,000,000             3,780,000
        Dish Network Corp., senior note,
           6.375%, 10/01/11 .............................................     United States         5,500,000             5,486,250
           7.125%, 2/01/16 ..............................................     United States           500,000               493,750
        Idearc Inc., senior note, 8.00%, 11/15/16 .......................     United States         9,000,000             5,895,000
        Lamar Media Corp., senior sub. note,
           7.25%, 1/01/13 ...............................................     United States         6,500,000             6,467,500
           6.625%, 8/15/15 ..............................................     United States         1,500,000             1,421,250
        Liberty Media Corp., senior note, 5.70%, 5/15/13 ................     United States         8,000,000             7,204,168
        LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ..........     United States         6,000,000             5,805,000
        Quebecor Media Inc.,
           7.75%, 3/15/16 ...............................................        Canada             1,000,000               967,500
           senior note, 7.75%, 3/15/16 ..................................        Canada             7,000,000             6,772,500
        R.H. Donnelley Corp.,
               senior discount note, A-1, 6.875%, 1/15/13 ...............     United States           100,000                64,500
               senior discount note, A-2, 6.875%, 1/15/13 ...............     United States           200,000               129,000
               senior note, A-3, 8.875%, 1/15/16 ........................     United States         7,500,000             4,809,375
           (j) senior note, 144A, 8.875%, 10/15/17 ......................     United States           200,000               130,000
        Radio One Inc., senior sub. note, 6.375%, 2/15/13 ...............     United States         6,500,000             4,956,250
    (j) Rainbow National Services LLC, senior sub. deb., 144A,
           10.375%, 9/01/14 .............................................     United States         3,000,000             3,240,000
        Time Warner Inc., 5.875%, 11/15/16 ..............................     United States         9,000,000             8,794,359
  (j,l) Univision Communications Inc., senior note, 144A, PIK, 9.75%,
           3/15/15 ......................................................     United States         8,500,000             6,162,500
        Viacom Inc., senior note, 6.875%, 4/30/36 .......................     United States         8,000,000             8,044,536
                                                                                                                     --------------
                                                                                                                        123,000,147
                                                                                                                     --------------
        PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.2%
        Schering-Plough Corp., senior note, 6.00%, 9/15/17 ..............     United States         6,000,000             6,074,862
                                                                                                                     --------------
        REAL ESTATE 0.6%
        Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 ......     United States         5,000,000             4,675,000
        Host Hotels & Resorts LP, senior note, 6.875%, 11/01/14 .........     United States         1,000,000               990,000
        Host Marriott LP, senior note,
           K, 7.125%, 11/01/13 ..........................................     United States         6,000,000             6,007,500
           M, 7.00%, 8/15/12 ............................................     United States         2,000,000             2,007,500
    (i) Star Financial Inc., senior note, 5.65%, 9/15/11 ................     United States         7,500,000             6,529,793
                                                                                                                     --------------
                                                                                                                         20,209,793
                                                                                                                     --------------


                               32 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND                                            COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT(e)       VALUE
------------------------------------------------------------------------- -------------------- --------------------- --------------
        LONG TERM INVESTMENTS (CONTINUED)
        CORPORATE BONDS (CONTINUED)
        RETAILING 0.5%
        Dollar General Corp., senior note, 10.625%, 7/15/15 .............     United States         7,500,000        $    7,500,000
        Michaels Stores Inc., senior note, 10.00%, 11/01/14 .............     United States         8,000,000             7,800,000
                                                                                                                     --------------
                                                                                                                         15,300,000
                                                                                                                     --------------
        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.2%
        Freescale Semiconductor Inc., senior note, 8.875%,
           12/15/14 .....................................................     United States         7,000,000             6,195,000
        SOFTWARE & SERVICES 0.7%
        Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18 ............     United States         7,300,000             7,811,000
        SunGard Data Systems Inc.,
           senior note, 9.125%, 8/15/13 .................................     United States         5,000,000             5,250,000
           senior sub. note, 10.25%, 8/15/15 ............................     United States         7,000,000             7,472,500
                                                                                                                     --------------
                                                                                                                         20,533,500
                                                                                                                     --------------
        TECHNOLOGY HARDWARE & EQUIPMENT 0.3%
        Celestica Inc., senior sub. note, 7.625%, 7/01/13 ...............         Canada            1,400,000             1,379,000
        Sanmina-SCI Corp.,
           (f,j) senior note, 144A, FRN, 5.55%, 6/15/14 .................     United States         2,000,000             1,855,000
                 senior sub. note, 6.75%, 3/01/13 .......................     United States         4,300,000             3,913,000
                 senior sub. note, 8.125%, 3/01/16 ......................     United States         1,700,000             1,572,500
                                                                                                                     --------------
                                                                                                                          8,719,500
                                                                                                                     --------------
        TELECOMMUNICATION SERVICES 2.9%
    (j) American Tower Corp., senior note, 144A, 7.00%, 10/15/17 ........     United States         7,500,000             7,612,500
    (j) Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15 ..........        Jamaica            8,000,000             6,880,000
        Embarq Corp., senior note, 7.082%, 6/01/16 ......................     United States         7,500,000             7,457,700
        Inmarsat Finance II PLC, senior note, zero cpn. to 11/15/08,
           10.375% thereafter, 11/15/12 .................................     United Kingdom        7,500,000             7,434,375
        Intelsat Intermediate, senior note, zero cpn. to 2/01/10,
           9.25% thereafter, 2/01/15 ....................................        Bermuda            2,000,000             1,720,000
        Intelsat Subsidiary Holding Co. Ltd., senior note, 8.25%,
           1/15/13 ......................................................        Bermuda            7,000,000             7,096,250
        MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14 ............     United States         8,000,000             7,900,000
        Millicom International Cellular SA, senior note, 10.00%,
           12/01/13 .....................................................       Luxembourg          6,500,000             6,971,250
        Qwest Communications International Inc., senior note, 7.50%,
           2/15/14 ......................................................     United States         7,500,000             7,406,250
        Telecom Italia Capital, senior note, 4.95%, 9/30/14 .............         Italy             8,000,000             7,439,440
        Verizon Communications Inc., 6.10%, 4/15/18 .....................     United States         4,000,000             4,205,576
        Verizon New York Inc., senior deb.,
           A, 6.875%, 4/01/12 ...........................................     United States         5,000,000             5,272,955
           B, 7.375%, 4/01/32 ...........................................     United States         1,500,000             1,601,052
    (j) Wind Acquisition Finance SA, senior note, 144A, 10.75%,
           12/01/15 .....................................................         Italy             7,500,000             8,118,750
        Windstream Corp., senior note, 8.625%, 8/01/16 ..................     United States         6,000,000             6,315,000
                                                                                                                     --------------
                                                                                                                         93,431,098
                                                                                                                     --------------


                               Annual Report | 33

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND                                            COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT(e)       VALUE
------------------------------------------------------------------------- -------------------- --------------------- --------------
        LONG TERM INVESTMENTS (CONTINUED)
        CORPORATE BONDS (CONTINUED)
        UTILITIES 2.6%
        AES Corp., senior note, 8.00%, 10/15/17 .........................     United States         8,000,000        $    8,380,000
        Aquila Inc., senior note, 9.95%, 2/01/11 ........................     United States         7,000,000             7,292,460
        CenterPoint Energy Inc., senior note, 6.125%, 11/01/17 ..........     United States         7,500,000             7,570,252
        Dynegy Holdings Inc., senior note, 8.375%, 5/01/16 ..............     United States         7,500,000             7,856,250
    (j) E.ON International Finance BV, 144A, 5.80%, 4/30/18 .............        Germany            8,000,000             8,057,880
        Edison Mission Energy, senior note, 7.00%, 5/15/17 ..............     United States         7,500,000             7,612,500
    (j) Intergen NV, senior secured note, 144A, 9.00%, 6/30/17 ..........      Netherlands          6,500,000             6,825,000
        Mirant North America LLC, senior note, 7.375%, 12/31/13 .........     United States         8,000,000             8,340,000
        NRG Energy Inc., senior note,
           7.25%, 2/01/14 ...............................................     United States         1,500,000             1,545,000
           7.375%, 2/01/16 ..............................................     United States         6,000,000             6,195,000
           7.375%, 1/15/17 ..............................................     United States         2,500,000             2,581,250
    (j) Texas Competitive Electric Holdings Co. LLC, senior note, 144A,
           10.25%, 11/01/15 .............................................     United States        11,000,000            11,522,500
                                                                                                                     --------------
                                                                                                                         83,778,092
                                                                                                                     --------------
        TOTAL CORPORATE BONDS(COST $1,041,937,282) ......................                                             1,019,679,100
                                                                                                                     --------------
        CONVERTIBLE BONDS 1.1%
        DIVERSIFIED FINANCIALS 0.2%
        Merrill Lynch & Co. Inc., cvt., senior note, zero cpn., 3/13/32..     United States         7,000,000             7,968,940
                                                                                                                     --------------
        PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.3%
        Amgen Inc., cvt., senior note, 0.375%, 2/01/13 ..................     United States         9,500,000             8,100,517
                                                                                                                     --------------
        REAL ESTATE 0.4%
        CapitalSource Inc., cvt., senior sub. note, 4.00%, 7/15/34 ......     United States         8,000,000             6,908,800
    (f) iStar Financial Inc., cvt., senior note, FRN, 3.198%,
           10/01/12 .....................................................     United States         7,000,000             5,621,000
                                                                                                                     --------------
                                                                                                                         12,529,800
                                                                                                                     --------------
        RETAILING 0.2%
        Best Buy Co. Inc., cvt., sub. deb., 2.25%, 1/15/22 ..............     United States         6,500,000             7,125,625
                                                                                                                     --------------
        TOTAL CONVERTIBLE BONDS (COST $39,901,382) ......................                                                35,724,882
                                                                                                                     --------------
        ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
        SECURITIES 5.2%
        BANKS 1.2%
    (f) Banc of America Commercial Mortgage Inc., 2005-6, A4, FRN,
           5.18%, 9/10/47 ...............................................     United States         8,000,000             7,947,786
    (f) Citigroup/Deutsche Bank Commercial Mortgage Trust,
           2005-CD1, A4, FRN, 5.40%, 7/15/44 ............................     United States         5,440,000             5,420,857
           2006-CD3, A5, FRN, 5.617%, 10/15/48 ..........................     United States        22,000,000            21,880,982
    (f) LB-UBS Commercial Mortgage Trust, 2002-C2, A4, FRN,
           5.594%, 6/15/31 ..............................................     United States         5,000,000             5,107,678
                                                                                                                     --------------
                                                                                                                         40,357,303
                                                                                                                     --------------


                               34 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND                                            COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT(e)       VALUE
------------------------------------------------------------------------- -------------------- --------------------- --------------
        LONG TERM INVESTMENTS (CONTINUED)
        ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
        SECURITIES (CONTINUED)
        DIVERSIFIED FINANCIALS 4.0%
    (f) Chase Credit Card Master Trust, 2003-6, A, FRN, 2.826%,
           2/15/11 ......................................................     United States        10,000,000        $    9,980,884
    (f) Chase Issuance Trust,
           2005-A9, A9, FRN, 2.736%, 11/15/11 ...........................     United States         2,000,000             1,979,110
           2007-A9, A9, FRN, 2.746%, 6/16/14 ............................     United States        12,000,000            11,448,874
           sub. note, 2006-A7, A, FRN, 2.726%, 2/15/13 ..................     United States         4,000,000             3,889,409
        Countrywide Asset-Backed Certificates,
           2004-7, AF4, 4.774%, 8/25/32 .................................     United States           225,276               220,717
           2005-11, AF4, 5.21%, 3/25/34 .................................     United States         2,800,000             2,446,550
        GE Capital Commercial Mortgage Corp., 2003-C1, A4, 4.819%,
           1/10/38 ......................................................     United States         1,827,831             1,823,999
        Greenwich Capital Commercial Funding Corp.,
               2004-GG1, A7, 5.317%, 6/10/36 ............................     United States        10,714,000            10,896,963
               2005-GG5, A5, 5.224%, 4/10/37 ............................     United States         9,280,000             9,208,781
           (f) 2006-GG7, A4, FRN, 5.913%, 7/10/38 .......................     United States        12,000,000            12,244,870
        GS Mortgage Securities Corp. II,
               2003-C1, A3, 4.608%, 1/10/40 .............................     United States         3,965,000             3,847,118
           (f) 2006-GG6, A4, FRN, 5.553%, 4/10/38 .......................     United States        10,000,000             9,960,901
        JPMorgan Chase Commercial Mortgage Securities Corp.,
           (f) 2004-CB9, A4, FRN, 5.373%, 6/12/41 .......................     United States         8,871,306             9,037,088
               2004-LN2, A2, 5.115%, 7/15/41 ............................     United States           807,292               802,212
           (f) 2005-LDP5, A4, FRN, 5.179%, 12/15/44 .....................     United States        11,700,000            11,647,114
    (j) Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%,
           12/25/24 .....................................................     United States            29,452                29,235
    (f) MBNA Credit Card Master Note Trust, 2005-A4, A4, FRN,
           2.756%, 11/15/12 .............................................     United States         6,000,000             5,881,609
    (f) MBNA Master Credit Card Trust, 1997-B, A, FRN, 2.876%,
           8/15/14 ......................................................     United States        15,000,000            14,425,990
    (f) Morgan Stanley Capital I, 2004-IQ7, A4, FRN, 5.431%,
           6/15/38 ......................................................     United States         7,000,000             7,070,489
        Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%,
           4/25/32 ......................................................     United States           340,852               337,894
                                                                                                                     --------------
                                                                                                                        127,179,807
                                                                                                                     --------------
        TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL
           MORTGAGE-BACKED SECURITIES (COST $169,489,631) ...............                                               167,537,110
                                                                                                                     --------------
        MORTGAGE-BACKED SECURITIES 11.4%
    (f) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.0% (a)
        FHLMC, 6.058%, 1/01/33 ..........................................     United States           352,391               354,866
                                                                                                                     --------------
        FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 3.9%
        FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19 ...................     United States         6,159,742             6,114,538
        FHLMC Gold 15 Year, 5.00%, 12/01/17 - 7/01/22 ...................     United States        13,657,717            13,773,792
        FHLMC Gold 15 Year, 5.50%, 7/01/17 - 2/01/19 ....................     United States         1,194,102             1,222,066
        FHLMC Gold 15 Year, 6.50%, 4/01/11 ..............................     United States               619                   641


                               Annual Report | 35

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND                                            COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT(e)       VALUE
------------------------------------------------------------------------- -------------------- --------------------- --------------
        LONG TERM INVESTMENTS (CONTINUED)
        MORTGAGE-BACKED SECURITIES (CONTINUED)
        FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE (CONTINUED)
        FHLMC Gold 15 Year, 7.00%, 1/01/09 - 9/01/11 ....................     United States               862        $          897
        FHLMC Gold 30 Year, 5.00%, 3/01/34 - 6/01/37 ....................     United States        20,067,723            19,757,380
        FHLMC Gold 30 Year, 5.50%, 6/01/33 - 3/01/38 ....................     United States        42,614,427            42,949,016
        FHLMC Gold 30 Year, 6.00%, 6/01/33 - 6/01/37 ....................     United States        31,134,173            31,901,949
        FHLMC Gold 30 Year, 6.50%, 10/01/21 - 11/01/37 ..................     United States         8,626,823             8,950,026
        FHLMC Gold 30 Year, 7.00%, 9/01/21 - 8/01/32 ....................     United States           244,605               260,246
        FHLMC Gold 30 Year, 7.50%, 4/01/24 - 1/01/31 ....................     United States            43,821                47,314
        FHLMC Gold 30 Year, 8.00%, 11/01/25 - 1/01/26 ...................     United States               825                   894
        FHLMC Gold 30 Year, 9.00%, 12/01/24 .............................     United States               458                   510
                                                                                                                     --------------
                                                                                                                        124,979,269
                                                                                                                     --------------
    (f) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 0.1%
        FNMA, 4.515%, 4/01/20 ...........................................     United States           349,949               355,686
        FNMA, 4.60%, 12/01/34 ...........................................     United States         1,735,091             1,744,268
                                                                                                                     --------------
                                                                                                                          2,099,954
                                                                                                                     --------------
        FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 7.0%
        FNMA 15 Year, 4.50%, 3/01/20 ....................................     United States         1,370,625             1,358,444
        FNMA 15 Year, 5.00%, 1/01/18 - 6/01/18 ..........................     United States         1,826,596             1,847,001
        FNMA 15 Year, 5.50%, 3/01/14 - 4/01/21 ..........................     United States         6,528,233             6,660,003
        FNMA 15 Year, 6.00%, 4/01/13 - 10/01/16 .........................     United States           238,963               246,906
        FNMA 15 Year, 6.50%, 2/01/09 - 6/01/13 ..........................     United States            23,608                24,552
        FNMA 15 Year, 7.50%, 10/01/14 ...................................     United States            16,743                17,537
        FNMA 30 Year, 5.00%, 4/01/34 - 6/01/37 ..........................     United States        34,607,536            34,039,538
    (h) FNMA 30 Year, 5.00%, 5/15/37 ....................................     United States         5,000,000             4,911,720
        FNMA 30 Year, 5.50%, 9/01/33 - 7/01/37 ..........................     United States        59,860,396            60,297,181
    (h) FNMA 30 Year, 5.50%, 5/15/37 ....................................     United States        15,000,000            15,082,035
        FNMA 30 Year, 6.00%, 6/01/34 - 7/01/37 ..........................     United States        58,042,830            59,443,440
    (h) FNMA 30 Year, 6.00%, 5/15/38 ....................................     United States        15,000,000            15,335,160
        FNMA 30 Year, 6.50%, 1/01/24 - 7/01/37 ..........................     United States        12,149,110            12,597,608
    (h) FNMA 30 Year, 6.50%, 5/15/37 ....................................     United States        11,000,000            11,383,284
        FNMA 30 Year, 7.50%, 12/01/28 - 10/01/29 ........................     United States            40,290                43,505
        FNMA 30 Year, 8.00%, 1/01/25 - 6/01/26 ..........................     United States            19,950                21,710
        FNMA 30 Year, 8.50%, 7/01/25 ....................................     United States               745                   818
                                                                                                                     --------------
                                                                                                                        223,310,442
                                                                                                                     --------------
        GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 0.4%
        GNMA I SF 15 Year, 7.00%, 7/15/08 ...............................     United States             3,088                 3,124
        GNMA I SF 30 Year, 5.00%, 6/15/34 - 7/15/34 .....................     United States         1,442,644             1,432,592
        GNMA I SF 30 Year, 5.50%, 2/15/33 - 6/15/36 .....................     United States         4,577,862             4,650,921
        GNMA I SF 30 Year, 6.00%, 8/15/36 ...............................     United States           825,395               849,635
        GNMA I SF 30 Year, 6.50%, 3/15/24 - 3/15/32 .....................     United States           314,617               328,629
        GNMA I SF 30 Year, 7.00%, 11/15/27 - 5/15/28 ....................     United States            54,835                58,834
        GNMA I SF 30 Year, 7.50%, 9/15/23 - 5/15/27 .....................     United States            21,728                23,408
        GNMA I SF 30 Year, 8.00%, 2/15/25 - 9/15/27 .....................     United States            18,101                19,821
        GNMA I SF 30 Year, 8.50%, 8/15/24 ...............................     United States               139                   154
        GNMA I SF 30 Year, 9.00%, 1/15/25 ...............................     United States               852                   938
        GNMA I SF 30 Year, 9.50%, 6/15/25 ...............................     United States               724                   814


                               36 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND                                            COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT(e)       VALUE
------------------------------------------------------------------------- -------------------- --------------------- --------------
        LONG TERM INVESTMENTS (CONTINUED)
        MORTGAGE-BACKED SECURITIES (CONTINUED)
        GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE
        (CONTINUED)
        GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33 ...................     United States         2,019,793        $    1,997,825
        GNMA II SF 30 Year, 5.50%, 6/20/34 ..............................     United States         1,074,838             1,089,869
        GNMA II SF 30 Year, 6.00%, 11/20/34 .............................     United States           966,357               994,723
        GNMA II SF 30 Year, 6.50%, 7/20/28 - 12/20/31 ...................     United States           419,350               437,737
        GNMA II SF 30 Year, 7.50%, 8/20/16 - 4/20/32 ....................     United States           243,916               260,636
                                                                                                                     --------------
                                                                                                                         12,149,660
                                                                                                                     --------------
        TOTAL MORTGAGE-BACKED SECURITIES (COST $357,004,203) ............                                               362,894,191
                                                                                                                     --------------
        U.S. GOVERNMENT AND AGENCY SECURITIES 4.7%
        FHLMC,
           5.125%, 10/18/16 .............................................     United States         9,000,000             9,576,405
           6.00%, 6/15/11 ...............................................     United States         4,900,000             5,300,188
           6.625%, 9/15/09 ..............................................     United States         7,000,000             7,354,193
        FNMA, 7.125%, 1/15/30                                                 United States         1,300,000             1,678,587
        U.S. Treasury Bond,
           4.50%, 5/15/17 ...............................................     United States         5,000,000             5,300,395
           6.25%, 8/15/23 ...............................................     United States         6,800,000             8,205,159
           6.88%, 8/15/25 ...............................................     United States         1,000,000             1,290,000
           7.125%, 2/15/23 ..............................................     United States        10,200,000            13,249,647
        U.S. Treasury Note,
           3.375%, 10/15/09 .............................................     United States           500,000               509,102
           3.50%, 12/15/09 ..............................................     United States         4,500,000             4,593,519
           4.00%, 4/15/10 ...............................................     United States         1,100,000             1,137,126
           4.00%, 11/15/12 ..............................................     United States         1,850,000             1,938,887
           4.125%, 8/15/10 ..............................................     United States         2,900,000             3,018,042
           4.25%, 8/15/13 ...............................................     United States         1,000,000             1,057,891
           4.25%, 11/15/14 ..............................................     United States           700,000               741,070
           4.375%, 8/15/12 ..............................................     United States         2,600,000             2,764,128
           4.50%, 9/30/11 ...............................................     United States         2,500,000             2,654,690
           4.50%, 3/31/12 ...............................................     United States        14,000,000            14,873,908
           4.625%, 12/31/11 .............................................     United States         8,000,000             8,540,632
           4.625%, 11/15/16 .............................................     United States         6,700,000             7,182,092
           4.625%, 2/15/17 ..............................................     United States        23,000,000            24,618,993
           5.00%, 8/15/11 ...............................................     United States         2,100,000             2,262,916
           5.625%, 5/15/08 ..............................................     United States         3,000,000             3,005,391
        (m) Index Linked, 1.625%, 1/15/15 ...............................     United States         3,325,655             3,431,663
        (m) Index Linked, 2.00%, 1/15/14 ................................     United States        10,310,169            10,887,703
        (m) Index Linked, 2.50%, 7/15/16 ................................     United States         4,192,540             4,582,975
                                                                                                                     --------------
        TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $142,403,711)..                                               149,755,302
                                                                                                                     --------------
        FOREIGN GOVERNMENT AND AGENCY SECURITIES 21.4%
        European Investment Bank,
            4.50%, 5/15/13 ..............................................     Supranational(n)     38,100,000 NOK         7,259,250
        (f) senior note, FRN, 0.751%, 9/21/11 ...........................     Supranational(n)  2,700,000,000 JPY        25,961,113
  (f,o) Government of Argentina, senior bond, FRN, 3.092%, 8/03/12 ......       Argentina          70,878,000            37,709,154


                               Annual Report | 37

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND                                            COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT(e)       VALUE
------------------------------------------------------------------------- -------------------- --------------------- --------------
        LONG TERM INVESTMENTS (CONTINUED)
        FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
        Government of Canada,
           4.25%, 12/01/08 ..............................................        Canada            26,980,000 CAD    $   27,050,878
           5.25%, 6/01/12 ...............................................        Canada               250,000 CAD           268,933
           6.00%, 6/01/11 ...............................................        Canada               593,000 CAD           641,518
        Government of Indonesia,
           10.00%, 7/15/17 ..............................................       Indonesia      10,200,000,000 IDR           940,621
           10.25%, 7/15/27 ..............................................       Indonesia      86,000,000,000 IDR         7,507,052
           11.00%, 10/15/14  ............................................       Indonesia       4,500,000,000 IDR           452,891
           11.75%, 8/15/23 ..............................................       Indonesia      29,150,000,000 IDR         2,868,535
           12.80%, 6/15/21 ..............................................       Indonesia      40,130,000,000 IDR         4,259,085
           13.15%, 3/15/10 ..............................................       Indonesia       7,125,000,000 IDR           794,312
           13.15%, 1/15/12 ..............................................       Indonesia      17,300,000,000 IDR         1,935,849
           14.25%, 6/15/13 ..............................................       Indonesia      63,035,000,000 IDR         7,282,799
           14.275%, 12/15/13 ............................................       Indonesia      28,415,000,000 IDR         3,289,769
           FR47, 10.00%, 2/15/28 ........................................       Indonesia      28,000,000,000 IDR         2,317,910
    (p) Government of Iraq, Reg S, 5.80%, 1/15/28 .......................         Iraq             14,000,000             9,623,040
        Government of Malaysia,
           3.461%, 7/31/13 ..............................................       Malaysia           16,100,000 MYR         5,061,633
           3.756%, 4/28/11 ..............................................       Malaysia           53,580,000 MYR        17,111,432
           3.814%, 2/15/17 ..............................................       Malaysia           31,190,000 MYR         9,841,689
           3.833%, 9/28/11 ..............................................       Malaysia            6,150,000 MYR         1,969,297
           4.24%, 2/07/18 ...............................................       Malaysia           64,800,000 MYR        21,062,256
           4.305%, 2/27/09 ..............................................       Malaysia           53,510,000 MYR        17,072,485
           6.45%, 7/01/08 ...............................................       Malaysia           16,188,000 MYR         5,150,695
           7.00%, 3/15/09 ...............................................       Malaysia            4,760,000 MYR         1,553,973
        Government of Mexico,
           8.00%, 12/17/15 ..............................................        Mexico               725,000(q) MXN      6,937,743
           10.00%, 12/05/24 .............................................        Mexico             3,355,000(q) MXN     38,019,335
        Government of New Zealand, 6.50%, 4/15/13 .......................      New Zealand          7,590,000 NZD         5,883,210
        Government of Norway,
           5.50%, 5/15/09 ...............................................        Norway           112,330,000 NOK        22,107,193
           6.00%, 5/16/11 ...............................................        Norway           105,850,000 NOK        21,524,580
        Government of Poland,
           5.75%, 9/23/22 ...............................................        Poland            38,800,000 PLN        17,222,692
           6.00%, 5/24/09 ...............................................        Poland            64,850,000 PLN        29,264,749
           6.25%, 10/24/15 ..............................................        Poland            17,100,000 PLN         7,848,377
        Government of Singapore,
           2.375%, 10/01/09 .............................................       Singapore           7,470,000 SGD         5,612,740
           4.375%, 1/15/09 ..............................................       Singapore          19,290,000 SGD        14,561,063
           5.625%, 7/01/08 ..............................................       Singapore          12,660,000 SGD         9,407,924
        Government of Sweden,
           5.00%, 1/28/09 ...............................................        Sweden           273,650,000 SEK        45,970,110
           5.50%, 10/08/12 ..............................................        Sweden            24,960,000 SEK         4,416,293
           6.50%, 5/05/08 ...............................................        Sweden           236,350,000 SEK        39,477,530
        (r) Strip, 9/17/08 ..............................................        Sweden            21,000,000 SEK         3,455,032
    (f) KfW Bankengruppe, FRN, 0.658%, 8/08/11 ..........................        Germany        7,875,000,000 JPY        75,672,675


                               38 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND                                            COUNTRY/ORGANIZATION  PRINCIPAL AMOUNT(E)       VALUE
------------------------------------------------------------------------- -------------------- --------------------- --------------
        LONG TERM INVESTMENTS (CONTINUED)
        FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
        Korea Treasury Bond,
           5.25%, 9/10/12 ...............................................      South Korea     14,100,000,000 KRW    $   14,230,438
           5.25%, 3/10/27 ...............................................      South Korea     13,696,000,000 KRW        13,836,236
           5.50%, 9/10/17 ...............................................      South Korea     14,000,000,000 KRW        14,357,127
        Korea Treasury Note, 4.75%, 6/10/09                                    South Korea     13,200,000,000 KRW        13,130,845
        New South Wales Treasury Corp., 6.00%, 5/01/12 ..................       Australia           5,820,000 AUD         5,296,253
        Nota Do Tesouro Nacional,
           9.762%, 1/01/14 ..............................................         Brazil                5,200(s) BRL      2,702,168
           9.762%, 1/01/17 ..............................................         Brazil               60,650(s) BRL     30,234,078
       (t) Index Linked, 6.00%, 5/15/15 .................................         Brazil                4,000(s) BRL      3,761,524
       (t) Index Linked, 6.00%, 5/15/45 .................................         Brazil                3,570(s) BRL      3,282,879
        Queensland Treasury Corp., 6.00%, 7/14/09 .......................       Australia          14,250,000 AUD        13,284,274
                                                                                                                     --------------
        TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
           (COST $637,728,863) ..........................................                                               680,483,237
                                                                                                                     --------------
        MUNICIPAL BONDS 1.9%
        California State GO,
           Refunding, 5.00%, 4/01/38 ....................................     United States        43,000,000            42,799,620
           Various Purpose, Refunding, 5.25%, 3/01/38 ...................     United States        17,900,000            18,340,519
                                                                                                                     --------------
        TOTAL MUNICIPAL BONDS (COST $60,881,362) ........................                                                61,140,139
                                                                                                                     --------------
        TOTAL LONG TERM INVESTMENTS (COST $3,048,768,655) ...............                                             3,050,208,927
                                                                                                                     --------------
        SHORT TERM INVESTMENTS 4.8%
        FOREIGN GOVERNMENT AND AGENCY SECURITIES 1.6%
    (r) Egypt Treasury Bills, 7/01/08 - 3/03/09 .........................         Egypt           169,600,000 EGP        30,534,740
        Government of Canada, 6.00%, 6/01/08 ............................        Canada             3,000,000 CAD         2,986,706
        Government of Malaysia, 3.562%, 7/15/08 .........................       Malaysia           34,075,000 MYR        10,791,290
    (r) Government of Sweden, Strip, 6/18/08 ............................        Sweden            21,000,000 SEK         3,490,477
    (r) Norway Treasury Bills, 6/18/08 - 9/17/08 ........................        Norway             6,400,000 NOK         1,235,532
                                                                                                                     --------------
        TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
           (COST $46,459,454) ...........................................                                                49,038,745
                                                                                                                     --------------
        TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
           (COST $3,095,228,109) ........................................                                             3,099,247,672
                                                                                                                     --------------

                                                                                                       Shares
                                                                                               ---------------------
        MONEY MARKET FUND (COST $102,810,662) 3.2%
    (u) Franklin Institutional Fiduciary Trust Money Market
           Portfolio, 2.29% .............................................     United States       102,810,662           102,810,662
                                                                                                                     --------------
        TOTAL INVESTMENTS (COST $3,198,038,771) 100.6% ..................                                             3,202,058,334
        NET UNREALIZED GAIN ON FORWARD EXCHANGE
        CONTRACTS 0.1% ..................................................                                                 1,179,399
        OTHER ASSETS, LESS LIABILITIES (0.7)% ...........................                                               (21,233,086)
                                                                                                                     --------------
        NET ASSETS 100.0% ...............................................                                            $3,182,004,647
                                                                                                                     ==============


                               Annual Report | 39

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

CURRENCY ABBREVIATIONS

AUD   -   Australian Dollar
BRL   -   Brazilian Real
CAD   -   Canadian Dollar
EGP   -   Egyptian Pound
IDR   -   Indonesian Rupiah
JPY   -   Japanese Yen
KRW   -   South Korean Won
MXN   -   Mexican Peso
MYR   -   Malaysian Ringgit
NOK   -   Norwegian Krone
NZD   -   New Zealand Dollar
PLN   -   Polish Zloty
SEK   -   Swedish Krona
SGD   -   Singapore Dollar

SELECTED PORTFOLIO ABBREVIATIONS

FHLMC -   Federal Home Loan Mortgage Corp.
FNMA  -   Federal National Mortgage Association
FRN   -   Floating Rate Note
GNMA  -   Government National Mortgage Association
GO    -   General Obligation
L/C   -   Letter of Credit
PIK   -   Payment-In-Kind
SF    -   Single Family

(a)  Rounds to less than 0.1% of net assets.

(b)  Non-income producing for the twelve months ended April 30, 2008.

(c)  See Note 10 regarding restricted securities.

(d) Security has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2008, the aggregate value of these securities was $3,873, representing less than 0.01% of net assets.

(e)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(f)  The coupon rate shown represents the rate at period end.

(g)  See Note 1(f) regarding senior floating rate interests.

(h) A portion or all of the security purchased on a delayed delivery or TBA basis. See Note 1(c).

(i)  See Note 11 regarding unfunded loan commitments.

(j) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2008, the aggregate value of these securities was $144,913,558, representing 4.55% of net assets.

(k)  Perpetual bond with no stated maturity date.

(l)  Income may be received in additional securities and/or cash.

(m)  Principal amount of security is adjusted for inflation. See Note 1(h).

(n) A supranational organization is an entity formed by two or more central governments through international treaties.

(o) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(p) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2008, the value of this security was $9,623,040, representing 0.30% of net assets.

(q)  Principal amount is stated in 100 Mexican Peso Units.

(r)  The security is traded on a discount basis with no stated coupon rate.

(s)  Principal amount is stated in 1000 Brazilian Real Units.

(t)  Redemption price at maturity is adjusted for inflation. See Note 1(h).

(u) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


 40 | The accompanying notes are an integral part of these financial statements.
                                 | Annual Report

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2008

                                                                     FRANKLIN
                                                                    STRATEGIC
                                                                   INCOME FUND
                                                                 --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ............................   $3,095,228,109
      Cost - Sweep Money Fund (Note 7) .......................      102,810,662
                                                                 --------------
      Total cost of investments ..............................   $3,198,038,771
                                                                 ==============
      Value - Unaffiliated issuers ...........................   $3,099,247,672
      Value - Sweep Money Fund (Note 7) ......................      102,810,662
                                                                 --------------
      Total value of investments .............................    3,202,058,334
   Cash                                                                 794,266
   Receivables:
      Investment securities sold .............................        9,176,856
      Capital shares sold ....................................       14,558,119
      Dividends and interest .................................       45,002,159
   Unrealized gain on forward exchange contracts (Note 8) ....        6,910,115
                                                                 --------------
         Total assets ........................................    3,278,499,849
                                                                 --------------
Liabilities:
   Payables:
      Investment securities purchased ........................       81,897,083
      Capital shares redeemed ................................        5,768,346
      Affiliates .............................................        2,280,719
   Unrealized loss on forward exchange contracts (Note 8) ....        5,730,716
   Unrealized loss on unfunded loan commitments (Note 11) ....           22,955
   Accrued expenses and other liabilities ....................          795,383
                                                                 --------------
         Total liabilities ...................................       96,495,202
                                                                 --------------
            Net assets, at value .............................   $3,182,004,647
                                                                 ==============
Net assets consist of:
   Paid-in capital ...........................................   $3,176,876,027
   Undistributed net investment income .......................       11,698,413
   Net unrealized appreciation (depreciation) ................        5,755,684
   Accumulated net realized gain (loss) ......................      (12,325,477)
                                                                 --------------
            Net assets, at value .............................   $3,182,004,647
                                                                 ==============


      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 41

Franklin Strategic Series

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2008

                                                                                   FRANKLIN
                                                                                   STRATEGIC
                                                                                  INCOME FUND
                                                                                --------------
CLASS A:
   Net assets, at value .....................................................   $2,123,947,149
                                                                                --------------
   Shares outstanding .......................................................      206,674,750
                                                                                --------------
   Net asset value per share(a) .............................................   $        10.28
                                                                                --------------
   Maximum offering price per share (net asset value per share / 95.75%).....   $        10.74
                                                                                --------------
CLASS B:
   Net assets, at value .....................................................   $  105,620,049
                                                                                --------------
   Shares outstanding .......................................................       10,235,214
                                                                                --------------
   Net asset value and maximum offering price per share(a) ..................   $        10.32
                                                                                --------------
CLASS C:
   Net assets, at value .....................................................   $  733,071,270
                                                                                --------------
   Shares outstanding .......................................................       71,350,696
                                                                                --------------
   Net asset value and maximum offering price per share(a) ..................   $        10.27
                                                                                --------------
CLASS R:
   Net assets, at value .....................................................   $  108,019,841
                                                                                --------------
   Shares outstanding .......................................................       10,535,535
                                                                                --------------
   Net asset value and maximum offering price per share(a) ..................   $        10.25
                                                                                --------------
ADVISOR CLASS:
   Net assets, at value .....................................................   $  111,346,338
                                                                                --------------
   Shares outstanding .......................................................       10,826,759
                                                                                --------------
   Net asset value and maximum offering price per share(a) ..................   $        10.28
                                                                                --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


 42 | The accompanying notes are an integral part of these financial statements.
                                 | Annual Report

Franklin Strategic Series

STATEMENT OF OPERATIONS
for the year ended April 30, 2008

                                                                                  FRANKLIN
                                                                                  STRATEGIC
                                                                                 INCOME FUND
                                                                                ------------
Investment income:
   Dividends:
      Unaffiliated issuers ..................................................   $  2,658,077
      Sweep Money Fund (Note 7) .............................................      2,875,192
   Interest .................................................................    163,123,880
                                                                                ------------
         Total investment income ............................................    168,657,149
                                                                                ------------
Expenses:
   Management fees (Note 3a) ................................................     11,999,532
   Distribution fees: (Note 3c)
      Class A ...............................................................      4,555,448
      Class B ...............................................................        668,633
      Class C ...............................................................      3,684,331
      Class R ...............................................................        435,740
   Transfer agent fees (Note 3e) ............................................      3,770,812
   Custodian fees (Note 4) ..................................................        751,136
   Reports to shareholders ..................................................        257,286
   Registration and filing fees .............................................        141,787
   Professional fees ........................................................         74,910
   Trustees' fees and expenses ..............................................         37,874
   Other ....................................................................         72,709
                                                                                ------------
         Total expenses .....................................................     26,450,198
         Expense reductions (Note 4) ........................................        (39,426)
                                                                                ------------
            Net expenses ....................................................     26,410,772
                                                                                ------------
               Net investment income ........................................    142,246,377
                                                                                ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...........................................................      5,958,041
      Foreign currency transactions .........................................     39,941,638
                                                                                ------------
               Net realized gain (loss) .....................................     45,899,679
                                                                                ------------
Net change in unrealized appreciation (depreciation) on:
   Investments ..............................................................    (56,175,762)
   Translation of assets and liabilities denominated in foreign currencies...        148,637
                                                                                ------------
               Net change in unrealized appreciation (depreciation) .........    (56,027,125)
                                                                                ------------
Net realized and unrealized gain (loss) .....................................    (10,127,446)
                                                                                ------------
Net increase (decrease) in net assets resulting from operations .............   $132,118,931
                                                                                ============


      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 43

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             FRANKLIN STRATEGIC INCOME FUND
                                                                                                  YEAR ENDED APRIL 30,
                                                                                            -------------------------------
                                                                                                 2008             2007
                                                                                            --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .............................................................   $  142,246,377   $   89,407,218
      Net realized gain (loss) from investments and foreign currency transactions .......       45,899,679       23,971,751
      Net change in unrealized appreciation (depreciation) on investments and translation
         of assets and liabilities denominated in foreign currencies ....................      (56,027,125)      41,340,324
                                                                                            --------------   --------------
         Net increase (decrease) in net assets resulting from operations ................      132,118,931      154,719,293
                                                                                            --------------   --------------
   Distributions to shareholders from net investment income:
      Class A ...........................................................................     (121,244,242)     (69,450,108)
      Class B ...........................................................................       (6,404,920)      (5,676,985)
      Class C ...........................................................................      (35,256,134)     (18,536,653)
      Class R ...........................................................................       (5,569,720)      (2,534,963)
      Advisor Class .....................................................................       (6,366,080)      (3,568,807)
                                                                                            --------------   --------------
   Total distributions to shareholders ..................................................     (174,841,096)     (99,767,516)
                                                                                            --------------   --------------
   Capital share transactions: (Note 2)
      Class A ...........................................................................      632,530,329      485,094,064
      Class B ...........................................................................        3,048,823       (2,806,860)
      Class C ...........................................................................      304,040,457      131,890,312
      Class R ...........................................................................       43,785,438       30,979,468
      Advisor Class .....................................................................       46,009,389        7,746,480
                                                                                            --------------   --------------
   Total capital share transactions .....................................................    1,029,414,436      652,903,464
                                                                                            --------------   --------------
   Redemption fees ......................................................................           32,113           15,988
                                                                                            --------------   --------------
         Net increase (decrease) in net assets ..........................................      986,724,384      707,871,229
Net assets:
   Beginning of year ....................................................................    2,195,280,263    1,487,409,034
                                                                                            --------------   --------------
   End of year ..........................................................................   $3,182,004,647   $2,195,280,263
                                                                                            ==============   ==============
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
      End of year .......................................................................   $   11,698,413   $     (496,671)
                                                                                            ==============   ==============


 44 | The accompanying notes are an integral part of these financial statements.
                                 | Annual Report

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eleven separate funds. The Franklin Strategic Income Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares:
Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.


                               Annual Report | 45

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                               46 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. MORTGAGE DOLLAR ROLLS

The Fund may enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the Fund may earn interest on the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.


                               Annual Report | 47

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of April 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


                               48 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               Annual Report | 49

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                      YEAR ENDED APRIL 30,
                                   ---------------------------------------------------------
                                              2008                          2007
                                   ---------------------------   ---------------------------
                                      SHARES         AMOUNT         SHARES         AMOUNT
                                   -----------   -------------   -----------   -------------
CLASS A SHARES:
   Shares sold .................    91,217,409   $ 936,036,841    64,577,523   $ 661,797,699
   Shares issued in reinvestment
      of distributions .........     8,915,352      91,352,929     4,904,231      50,058,427
   Shares redeemed .............   (38,572,698)   (394,859,441)  (22,187,101)   (226,762,062)
                                   -----------   -------------   -----------   -------------
   Net increase (decrease) .....    61,560,063   $ 632,530,329    47,294,653   $ 485,094,064
                                   ===========   =============   ===========   =============
CLASS B SHARES:
   Shares sold .................     2,874,628   $  29,428,423     1,326,154   $  13,607,104
   Shares issued in reinvestment
      of distributions .........       408,776       4,208,385       356,823       3,651,957
   Shares redeemed .............    (2,980,058)    (30,587,985)   (1,953,852)    (20,065,921)
                                   -----------   -------------   -----------   -------------
   Net increase (decrease) .....       303,346   $   3,048,823      (270,875)  $  (2,806,860)
                                   ===========   =============   ===========   =============
CLASS C SHARES:
   Shares sold .................    37,244,007   $ 381,547,354    18,208,945   $ 186,898,178
   Shares issued in reinvestment
      of distributions .........     2,345,925      24,029,491     1,165,184      11,894,052
   Shares redeemed .............    (9,929,608)   (101,536,388)   (6,539,064)    (66,901,918)
                                   -----------   -------------   -----------   -------------
   Net increase (decrease) .....    29,660,324   $ 304,040,457    12,835,065   $ 131,890,312
                                   ===========   =============   ===========   =============
CLASS R SHARES:
   Shares sold .................     6,278,677   $  64,256,553     3,989,540   $  40,838,506
   Shares issued in reinvestment
      of distributions .........       505,060       5,161,628       237,409       2,419,134
   Shares redeemed .............    (2,511,917)    (25,632,743)   (1,200,894)    (12,278,172)
                                   -----------   -------------   -----------   -------------
   Net increase (decrease) .....     4,271,820   $  43,785,438     3,026,055   $  30,979,468
                                   ===========   =============   ===========   =============
ADVISOR CLASS SHARES:
   Shares sold .................     5,446,481   $  56,078,457     2,180,173   $  22,375,180
   Shares issued in reinvestment
      of distributions .........       515,703       5,286,545       299,259       3,050,388
   Shares redeemed .............    (1,497,484)    (15,355,613)   (1,736,283)    (17,679,088)
                                   -----------   -------------   -----------   -------------
   Net increase (decrease) .....     4,464,700   $  46,009,389       743,149   $   7,746,480
                                   ===========   =============   ===========   =============


                               50 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
-------------------------------------------------------------   ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

Effective January 1, 2008, the Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         Over $20 billion, up to and including $35 billion
       0.355%         Over $35 billion, up to and including $50 billion
       0.350%         In excess of $50 billion

Prior to January 1, 2008, the Fund paid fees to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                NET ASSETS
-------------------   ----------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $10 billion
       0.440%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         Over $20 billion, up to and including $35 billion
       0.355%         Over $35 billion, up to and including $50 billion
       0.350%         In excess of $50 billion


                               Annual Report | 51

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ........................................   0.25%
Class B ........................................   0.65%
Class C ........................................   0.65%
Class R ........................................   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ............................................   $1,870,711
Contingent deferred sales charges retained ...................   $  258,880

E. TRANSFER AGENT FEES

For the year ended April 30, 2008, the Fund paid transfer agent fees of $3,770,812, of which $2,204,612 was retained by Investor Services.


                               52 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended April 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2008, the Fund had tax basis capital losses of $10,888,827 expiring in 2011. During the year ended April 30, 2008, the Fund utilized $2,491,680 of capital loss carryforwards.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2008, the Fund deferred realized capital losses of $1,404,408.

The tax character of distributions paid during the years ended April 30, 2008 and 2007, was as follows:

                                                 2008           2007
                                             ------------   -----------
Distributions paid from ordinary income...   $174,841,096   $99,767,516

At April 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments......................................   $3,206,739,550
                                                            ==============
Unrealized appreciation..................................   $   94,570,541
Unrealized depreciation..................................      (99,251,757)
                                                            --------------
Net unrealized appreciation (depreciation)...............   $   (4,681,216)
                                                            --------------
Distributable earnings - undistributed ordinary income...   $   22,154,124
                                                            ==============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar roll, paydown losses, payments-in-kind, bond discounts and premiums and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar roll, paydown losses, bond discounts and premiums and inflation related adjustments on foreign securities.


                               Annual Report | 53

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2008, aggregated $1,882,874,013 and $790,755,142, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At April 30, 2008, the Fund had the following forward exchange contracts outstanding:

                                               CONTRACT       SETTLEMENT   UNREALIZED    UNREALIZED
                                              AMOUNT(a)          DATE         GAIN          LOSS
                                          -----------------   ----------   ----------   -----------
CONTRACTS TO BUY
       23,099,600   Swiss Franc .......      20,000,000         10/24/08   $2,308,821   $        --
        7,625,100   Swiss Franc .......       7,000,000          1/22/09      362,429            --
      226,500,000   Indian Rupee ......       7,340,454 NZD      2/27/09       57,055            --
CONTRACTS TO SELL
       22,688,628   Mexican Peso ......      86,103,344 INR      5/15/08           --       (33,094)
       95,141,931   Mexican Peso ......   4,364,636,082 CLP      6/12/08      396,411            --
       85,260,441   Mexican Peso ......     931,119,898 KZT      6/30/08           --      (382,131)
       35,638,464   Mexican Peso ......   1,620,480,980 CLP      9/15/08      138,449            --
       55,719,530   Mexican Peso ......     199,888,242 INR     10/20/08           --      (293,173)
       44,379,630   Mexican Peso ......     499,350,721 KZT      1/16/09           --       (60,767)
       73,468,367   Mexican Peso ......     255,905,014 INR      1/27/09           --      (509,996)
   27,622,500,000   South Korean Won...      31,831,225 CHF      2/13/09    3,190,501            --
       63,268,687   Mexican Peso ......       5,622,884          2/27/09           --      (173,943)
       59,280,000   Euro ..............      88,755,794          3/04/09           --    (2,505,048)
        9,880,000   Euro ..............   1,503,587,800 JPY      3/05/09           --      (517,283)
        9,880,000   Euro ..............   1,519,524,240 JPY      3/09/09           --      (356,138)
       29,200,000   Euro ..............      44,548,980          3/16/09           --      (385,490)
        9,600,000   Euro ..............   1,485,984,000 JPY      4/06/09           --      (215,918)


                               54 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                               CONTRACT       SETTLEMENT   UNREALIZED    UNREALIZED
                                              AMOUNT(a)          DATE         GAIN          LOSS
                                          -----------------   ----------   ----------   -----------
CONTRACTS TO SELL (CONTINUED)
     169,061,600   Mexican Peso........      15,313,551          4/07/09   $       --   $   (97,646)
       2,848,160   US Dollar...........     358,198,842 KZT      4/17/09       14,084            --
       4,400,000   Euro................     696,850,000 JPY      4/23/09       65,917            --
      13,820,000   Euro................      21,615,586          4/23/09      376,448            --
   9,915,000,000   South Korean Won....      10,036,146 CHF      4/24/09           --      (200,089)
                                                                           ----------   -----------
Unrealized gain (loss) on forward exchange contracts....................    6,910,115    (5,730,716)
                                                                           ----------   -----------
   Net unrealized gain (loss) on forward exchange contracts.............   $1,179,399
                                                                           ==========

(a) In U.S. dollars unless otherwise indicated.

CURRENCY ABBREVIATIONS
CHF - Swiss Franc
CLP - Chilean Peso
INR - Indian Rupee
JPY - Japanese Yen
KZT - Kazakhstan Tenge
NZD - New Zealand Dollar

9. CREDIT RISK

The Fund has 43.3% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.


                               Annual Report | 55

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

10. RESTRICTED SECURITIES (CONTINUED)

At April 30, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

                                                                ACQUISITION
 SHARES   ISSUER                                                    DATE        COST     VALUE
-------   ---------------------------------------------------   -----------   -------   ------
516,372   Cambridge Industries Liquidating Trust Interest ...      1/09/02    $    --   $3,873
 64,666   VS Holdings Inc. ..................................     12/06/01     64,666       --
                                                                                        ------
          TOTAL RESTRICTED SECURITIES (0.00%(a) of Net Assets) ......................   $3,873
                                                                                        ======

(a) Rounds to less than 0.01% of net assets.

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At April 30, 2008, unfunded commitments were as follows:

                                                               UNFUNDED
BORROWER                                                     COMMITMENTS
----------------------------------------------------------   -----------
Bausch & Lomb Inc., Delayed Draw Term Loan ...............    $  230,000
Community Health Systems, Inc., Delayed Draw Term Loan ...       765,449
Laureate Education, Inc., Delayed Draw Term Loan .........       561,673
                                                              ----------
                                                              $1,557,122
                                                              ==========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

12. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


                               56 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

12. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               Annual Report | 57

Franklin Strategic Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN STRATEGIC INCOME FUND

TO THE BOARD OF TRUSTEES OF FRANKLIN STRATEGIC SERIES AND SHAREHOLDERS OF FRANKLIN STRATEGIC INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Income Fund (one of the funds constituting Franklin Strategic Series, hereafter referred to as the "Fund") at April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2008 by correspondence with the custodian, brokers and agent banks provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 18, 2008


                               58 | Annual Report

Franklin Strategic Series

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------------------   ---------------   ----------------   -----------------------   -----------------------------------
HARRIS J. ASHTON (1932)           Trustee           Since 1991         143                       Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)          Trustee           Since 2007         122                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and past President, Board of Administration, California Public Employees
Retirement Systems (CALPERS) (1971-January 2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate
Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                   Trustee           Since 2007         122                       Chevron Corporation (global
One Franklin Parkway                                                                             energy company) and ICO Global
San Mateo, CA 94403-1906                                                                         Communications (Holdings) Limited
                                                                                                 (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)           Trustee           Since 1998         143                       Hess Corporation (exploration and
One Franklin Parkway                                                                             refining of oil and gas), H.J.
San Mateo, CA 94403-1906                                                                         Heinz Company (processed foods and
                                                                                                 allied products), RTI International
                                                                                                 Metals, Inc. (manufacture and
                                                                                                 distribution of titanium), Canadian
                                                                                                 National Railway (railroad) and
                                                                                                 White Mountains Insurance Group,
                                                                                                 Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 59

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------------------   ---------------   ----------------   -----------------------   -----------------------------------
FRANK W.T. LAHAYE (1929)          Trustee           Since 1991         122                       Center for Creative Land Recycling
One Franklin Parkway                                                                             (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)             Trustee           Since 2007         143                       Hess Corporation (exploration and
One Franklin Parkway                                                                             refining of oil and gas) and
San Mateo, CA 94403-1906                                                                         Sentient Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)          Trustee           Since 2007         143                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)             Lead              Trustee since      122                       None
One Franklin Parkway              Independent       2006 and Lead
San Mateo, CA 94403-1906          Trustee           Independent
                                                    Trustee since
                                                    January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------------------   ---------------   ----------------   -----------------------   -----------------------------------
**CHARLES B. JOHNSON (1933)       Trustee and       Trustee since      143                       None
One Franklin Parkway              Chairman of       1991 and
San Mateo, CA 94403-1906          the Board         Chairman of the
                                                    Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.


                               60 | Annual Report

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------------------   ---------------   ----------------   -----------------------   -----------------------------------
**RUPERT H. JOHNSON, JR. (1940)   Trustee,          Trustee since      56                        None
One Franklin Parkway              President and     1991 and
San Mateo, CA 94403-1906          Chief             President and
                                  Executive         Chief Executive
                                  Officer -         Officer -
                                  Investment        Investment
                                  Management        Management
                                                    since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

JAMES M. DAVIS (1952)             Chief             Chief Compliance   Not Applicable            Not Applicable
One Franklin Parkway              Compliance        Officer since
San Mateo, CA 94403-1906          Officer and       2004 and Vice
                                  Vice President    President - AML
                                  - AML             Compliance since
                                  Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)         Treasurer,        Treasurer since    Not Applicable            Not Applicable
One Franklin Parkway              Chief Financial   2004, Chief
San Mateo, CA 94403-1906          Officer and       Financial
                                  Chief             Officer and
                                  Accounting        Chief
                                  Officer           Accounting
                                                    Officer since
                                                    February 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)           Vice President    Since February     Not Applicable            Not Applicable
500 East Broward Blvd.                              2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 61

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------------------   ---------------   ----------------   -----------------------   -----------------------------------
DAVID P. GOSS (1947)              Vice President    Since 2000         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

EDWARD B. JAMIESON (1948)         Vice President    Since 2000         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.

CHRISTOPHER J. MOLUMPHY (1962)    Vice President    Since 2000         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of six of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)          Vice President    Since 2006         Not Applicable            Not Applicable
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)              Vice President    Since 2005         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).


                               62 | Annual Report

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------------------   ---------------   ----------------   -----------------------   -----------------------------------
GALEN G. VETTER (1951)            Senior Vice       Since February     Not Applicable            Not Applicable
500 East Broward Blvd.            President and     2008
Suite 2100                        Chief
Fort Lauderdale, FL 33394-3091    Executive
                                  Officer -
                                  Finance and
                                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                               Annual Report | 63

Franklin Strategic Series

SHAREHOLDER INFORMATION

FRANKLIN STRATEGIC INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 15, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Strategic Income Fund, one of the separate funds within Franklin Strategic Series (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically


                               64 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report prepared for the Fund showed investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended January 31, 2008, and previous periods ended that date of up to 10 years. The following summarizes the performance results for the Fund and the Board's view of such performance.

The performance universe for the Fund consisted of the Fund and all retail and institutional multisector income funds as selected by Lipper. The Lipper report comparison showed that for the one-year period the Fund's income return was in the highest quintile of such performance universe,


                               Annual Report | 65

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

and its total return was in the second-highest quintile of such universe. The report further showed that the Fund's income and total return during the previous three-, five- and 10-year periods on an annualized basis were, in each case, in either the highest or second-highest quintile of such performance universe. The Board was satisfied with such performance.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rates and actual total expenses for Franklin Strategic Income Fund were in the least expensive quintile of its Lipper expense group. The Board was satisfied with the contractual management fees and total expenses of the Fund in comparison to its expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may


                               66 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that economies of scale were shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for the Fund contains breakpoints that continued to asset levels that exceeded its asset size at December 31, 2007. It was noted that new or reduced breakpoints in the fee structure for Franklin Strategic Income Fund at the $7.5 billion and $10 billion asset levels had been authorized by the Trustees at a Board meeting held December 3, 2007, and had become effective January 1, 2008. In view of such structure and the favorable fee and expense comparisons of the Fund within its expense group, the Board believed that to the extent economies of scale may be realized by the manager of the Fund and its affiliates, that there was a sharing of benefits with the Fund and its shareholders.


                               Annual Report | 67

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                               68 | Annual Report

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(FRANKLIN TEMPLETON INVESTMENTS LOGO)   One Franklin Parkway
                                        San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN STRATEGIC INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

194 A2008 06/08

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

      (2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $320,584 for the fiscal year ended April 30, 2008 and $391,902 for the fiscal year ended April 30, 2007.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended April 30, 2008 and $46,000 for the fiscal year ended April 30, 2007. The services for which these fees were paid included tax compliance and advice.

(d)      All Other Fees
There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended April 30, 2008 and $46,000 for the fiscal year ended April 30, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  June 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  June 26, 2008


By /S/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  June 26, 2008